                  THE ENTERPRISE Group of Funds, Inc.








                              [Graphic]










                            ANNUAL REPORT


                          December 31, 2001

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                Aggressive Stock
                         Enterprise Mid-Cap Growth Fund
                        Enterprise Multi-Cap Growth Fund
                      Enterprise Small Company Growth Fund
                      Enterprise Small Company Value Fund

                                     Stock
                      Enterprise Capital Appreciation Fund
                           Enterprise Deep Value Fund
                             Enterprise Equity Fund
                         Enterprise Equity Income Fund
                             Enterprise Growth Fund
                       Enterprise Growth and Income Fund

                                 International
                      Enterprise International Growth Fund

                                Sector/Specialty
                   Enterprise Global Financial Services Fund
                       Enterprise Global Health Care Fund
                   Enterprise Global Socially Responsive Fund
                       Enterprise Global Technology Fund
                            Enterprise Internet Fund
                    Enterprise Mergers and Acquisitions Fund

                                Domestic Hybrid
                            Enterprise Balanced Fund
                            Enterprise Managed Fund
                      Enterprise Strategic Allocation Fund

                                     Income
                     Enterprise Government Securities Fund
                        Enterprise High-Yield Bond Fund
                       Enterprise Tax-Exempt Income Fund
                          Enterprise Total Return Fund

                                  Money Market
                          Enterprise Money Market Fund

                               Table of Contents

                                                           Page
                                                           ----
                 Enterprise Mid-Cap Growth Fund
                  Subadviser's Comments...................   4
                  Portfolio of Investments................   7
                 Enterprise Multi-Cap Growth Fund
                  Subadviser's Comments...................  10
                  Portfolio of Investments................  13
                 Enterprise Small Company Growth Fund
                  Subadviser's Comments...................  15
                  Portfolio of Investments................  17
                 Enterprise Small Company Value Fund
                  Subadviser's Comments...................  19
                  Portfolio of Investments................  21
                 Enterprise Capital Appreciation Fund
                  Subadviser's Comments...................  26
                  Portfolio of Investments................  29
                 Enterprise Deep Value Fund
                  Subadviser's Comments...................  31
                  Portfolio of Investments................  33
                 Enterprise Equity Fund
                  Subadviser's Comments...................  35
                  Portfolio of Investments................  37
                 Enterprise Equity Income Fund
                  Subadviser's Comments...................  38
                  Portfolio of Investments................  41
                 Enterprise Growth Fund
                  Subadviser's Comments...................  43
                  Portfolio of Investments................  46
                 Enterprise Growth and Income Fund
                  Subadviser's Comments...................  47
                  Portfolio of Investments................  50
                 Enterprise International Growth Fund
                  Subadviser's Comments...................  52
                  Portfolio of Investments................  55
                 Enterprise Global Financial Services Fund
                  Subadviser's Comments...................  59
                  Portfolio of Investments................  62
                 Enterprise Global Health Care Fund
                  Subadviser's Comments...................  64
                  Portfolio of Investments................  67

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                           Page
                                                           ----
                Enterprise Global Socially Responsive Fund
                 Subadviser's Comments....................  69
                 Portfolio of Investments.................  71
                Enterprise Global Technology Fund
                 Subadviser's Comments....................  73
                 Portfolio of Investments.................  76
                Enterprise Internet Fund
                 Subadviser's Comments....................  78
                 Portfolio of Investments.................  81
                Enterprise Mergers and Acquisitions Fund
                 Subadviser's Comments....................  83
                 Portfolio of Investments.................  85
                Enterprise Balanced Fund
                 Subadviser's Comments....................  88
                 Portfolio of Investments.................  90
                Enterprise Managed Fund
                 Subadvisers' Comments....................  92
                 Portfolio of Investments.................  96
                Enterprise Strategic Allocation Fund
                 Subadviser's Comments.................... 100
                 Portfolio of Investments................. 102
                Enterprise Government Securities Fund
                 Subadviser's Comments.................... 109
                 Portfolio of Investments................. 112
                Enterprise High-Yield Bond Fund
                 Subadviser's Comments.................... 114
                 Portfolio of Investments................. 117
                Enterprise Tax-Exempt Income Fund
                 Subadviser's Comments.................... 123
                 Portfolio of Investments................. 125
                Enterprise Total Return Fund
                 Subadvisor's Comments.................... 127
                 Portfolio of Investments................. 130
                Enterprise Money Market Fund
                 Manager's Comments....................... 134
                 Portfolio of Investments................. 135
                Statements of Assets and Liabilities...... 138
                Statements of Operations.................. 142
                Statements of Changes in Net Assets....... 146
                Financial Highlights...................... 154
                Notes to Financial Statements............. 204

                           Message from the Chairman

Dear Fellow Shareholders:

   All of us at Enterprise were deeply saddened by the September 11 attacks which impacted all of us. However, we know that the American people, economy and markets are resilient. In spite of a tumultuous 2001, we remain optimistic about the future. During these times and circumstances, it is with renewed commitment we pledge to continue to work on your behalf to help you achieve your financial objectives.

   In 2001, the economy had slowed to a crawl. Businesses were cutting back on investments and consumer spending was weakening because of the downturn in the stock market and a rising unemployment rate. The Federal Reserve Board ("Fed") responded beginning January 3rd by cutting interest rates 11 times during the year. At year-end, the federal funds rate had declined to 1.75 percent, the first time it had been below 2 percent in 40 years. Aggressive easing by the Fed, as well as favorable Federal tax legislation, should be very stimulative for the economy. Once their actions have had a chance to find their way into the economic pipeline, we believe the economy should bounce back in the second half of 2002.

   For the year ended December 31, the Nasdaq Composite Index finished at 1950.40, down 20.72 percent. However, for the 4th quarter, the Nasdaq gained
30.23 percent. The Dow Jones Industrial Average closed at 10021.50, a decline of 5.35 percent for 2001, but a rise of 13.83 percent over the last quarter. The Russell 2000 Index actually posted a 1.49 percent gain for the year and a
15.15 percent gain for the recent quarter.

   For bond investors, the falling stock market, 11 cuts by the Federal Reserve and political uncertainty all boosted demand for conservative investments like bonds, moving their prices up. For the year ended December 31, the Lehman Brothers Intermediate Government/Corporate Bond Index gained 8.98 percent. This was the second consecutive year that bond returns were ahead of stocks, and only the fourth time on record.

   To further broaden our investment spectrum and keeping with our goal of providing our shareholders investment opportunities available only through Enterprise, we launched four new funds in 2001. The Enterprise Mergers and Acquisitions Fund was launched on February 28 and is subadvised by Gabelli Asset Management Company. This innovative Fund augments a core strategy of risk arbitrage with buy-and-hold investing. Gabelli uses classic arbitrage techniques for announced mergers and acquisitions, aiming to capitalize on the spread between the price of the target company following the announcement and the deal price upon closing. In addition, Gabelli is selecting from his list of companies from across all market capitalizations that he believes will be likely takeover targets in the next 12 to 18 months.

   The second fund added was the Enterprise Deep Value Fund, which commenced May 31 and is subadvised by Wellington Management Company. The Fund invests primarily in large capitalization companies whose stocks are considered by the subadviser to be undervalued. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the subadviser feels are below what the stocks are worth in relation to their earnings.

   On August 31 Enterprise launched two new funds, the Enterprise Strategic Allocation Fund and Enterprise Total Return Fund. The Enterprise Strategic Allocation Fund is subadvised by Brinson Advisors, Inc. Brinson Advisors monitors market conditions and rebalances the portfolio as needed on the first business day of each month, according


                      THE ENTERPRISE Group of Funds, Inc.

[LOGO] ENTERPRISE GROUP OF FUNDS

to its proprietary Strategic Allocation Model that can recommend stock allocation weightings of 95 percent, 70 percent, 45 percent, 20 percent or even 0 percent. In this manner, the Enterprise Strategic Allocation Fund offers investors a tailored exposure to the stock market with the flexibility to fit the changing market environment.

   Subadvised by PIMCO, the Enterprise Total Return Fund offers investors access to Bill Gross' 25 years of management expertise. He leads the PIMCO bond team in an investment strategy that focuses on total return: income plus capital appreciation. In this way, the Enterprise Total Return Fund strives to avoid chasing yield-a pitfall for some bond funds. The Enterprise Total Return Fund offers investors an attractive balance between risk and reward. The fund invests in short-term instruments as well as intermediate- and long-term fixed-income securities, providing a range of investments with lesser and greater risk-reward ratios. Bill Gross' active management investment style includes techniques aimed at augmenting performance, such as identifying undervalued securities, rotating among bond market sectors and investing a portion of its assets in foreign securities. In addition, the fund may invest up to 20 percent in "junk bonds," high-yield issues that are below investment-grade in quality but offer the potential for greater return.

   You can learn more about Enterprise and keep up with your account information at our Web site, www.enterprisefunds.com. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.

   No matter the market environment, we encourage our shareholders to examine their long-term goals with their financial representative and to invest regularly with those goals in mind. Learn from your past results and use this experience to assess your risk tolerance. Then diversify/1/ in a way that is consistent with your risk tolerance, while periodically rebalancing your portfolio as necessary. In other words, successful investors are generally prudent, disciplined in their investing process and adhere to a practical, goal-oriented investment program.

   The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's family of funds are subadvised by separate independent asset management firms, each a recognized specialist in its area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over $700 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.

   Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the subadviser comments in the annual report. You will find insightful commentaries and a variety of investment strategies for 2002. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President and Chief Executive Officer
--------
/1/ Diversification of your overall investment portfolio does not assure a profit nor protect you against loss in declining markets.

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise Mid-Cap Growth Fund
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $25.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Fund is to seek long-term capital appreciation.

Investment Strategies

The Mid-Cap Growth Fund primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 75 percent of its total assets in common stocks of U.S. mid-sized companies.

The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may lend portfolio securities equaling up to 30 percent of its total assets on a short-term or long-term basis, including collateral received for securities lent.

2001 Performance Review

The past year has been one of unforgettable turmoil for global equity markets. Already grappling with a synchronized slowdown in world economic and earnings growth, the equity markets were dealt a heavy blow by the devastating effects of the September 11 terrorist attacks on U.S. soil. In addition, there was a continued slowdown in technology spending, and the rise in risk aversion punished growth stocks. Equity indices touched their lowest levels for the year as investors assessed the impact of the attacks on economic sectors and corporate profits. However, stock prices staged a recovery starting in late September, as hopes for an economic rebound in 2002 resurfaced.

The stocks that tended to do the best this year exhibited the worst fundamentals. In the fourth quarter, low quality stocks rebounded in a big way. These tend to be companies that do not meet the Nicholas-Applegate criteria. Top performing holdings during the year included Gilead Sciences Inc., a biotechnology firm. Biotech firms have matured a great deal in the past few years to where some now have commercially viable products that are producing revenue and earnings in addition to having a pipeline of promising products. Electronic Arts Inc., a firm that develops and markets entertainment software, also added value during the year. Technology stocks, which had been under extreme pressure for more than a year, led the comeback in the fourth quarter.

During December, the Fund held a portion of its assets in convertible securities, bonds that under certain circumstances can be converted to common stock, during a transitional period as subsequent to its merger with the Enterprise Convertible Securities Fund in December. The Fund will liquidate its remaining convertible securities during the first quarter of 2002. There has been no significant impact on the Mid-Cap Growth Fund.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                                    [CHART]

                Enterprise Mid-Cap                                      Lipper Mid-Cap
               Growth Fund A-Shares           Russell 2000 Index*     Growth Fund Index*
10/31/2000          $9,523.81                   $10,000.00                 $10,000.00
12/31/2000          $8,314.29                   $ 9,743.79                 $ 8,478.86
12/31/2001          $4,876.19                   $ 9,986.20                 $ 6,692.42

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Mid-Cap Growth Fund
          A - Shares                        1-Year  10/31/00-12/31/01
          With Sales Charge                 -44.17%      -45.96%
          Without Sales Charge              -41.35%      -43.65%
          Russell 2000 Index*                 2.49%       -0.12%
          Lipper Mid-Cap Growth Fund Index* -21.07%      -29.11%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Mid-Cap Growth Fund
          C - Shares                        1-Year  10/31/00-12/31/01
          With Sales Charge                 -42.15%      -43.93%
          Without Sales Charge              -41.56%      -43.93%
          Russell 2000 Index*                 2.49%       -0.12%
          Lipper Mid-Cap Growth Fund Index* -21.07%      -29.11%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Mid-Cap Growth Fund
          B - Shares                        1-Year  10/31/00-12/31/01
          With Sales Charge                 -44.61%      -45.86%
          Without Sales Charge              -41.70%      -43.93%
          Russell 2000 Index*                 2.49%       -0.12%
          Lipper Mid-Cap Growth Fund Index* -21.07%      -29.11%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Mid-Cap Growth Fund
          Y - Shares                        1-Year  10/31/00-12/31/01
          Annualized Return                 -41.08%      -43.37%
          Russell 2000 Index*                 2.49%       -0.12%
          Lipper Mid-Cap Growth Fund Index* -21.07%      -29.11%

    The Performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Mid-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Mid-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Moving forward in 2002, Nicholas-Applegate will continue to identify and invest in companies exhibiting positive change and solid fundamentals.
Nicholas-Applegate is confident that its philosophy will continue to be rewarded over a full market cycle.

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. The Fund remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise Mid-Cap Growth Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Common Stocks -- 75.62%
------------------------------------------------------------------

Advertising -- 1.65%
------------------------------------------------------------------
Interpublic Group of Companies Inc...    3,900     $    115,206
Lamar Advertising Company (a)........    3,900          165,126
                                                   ------------
                                                        280,332

Aerospace -- 0.95%
------------------------------------------------------------------
Northrop Grumman Corporation.........    1,600          161,296

Banking -- 0.54%
------------------------------------------------------------------
TCF Financial Corporation............    1,900           91,162

Biotechnology -- 1.83%
------------------------------------------------------------------
Applied Biosystems Group -- Applera
 Corporation.........................    3,700          145,299
ICOS Corporation (a).................    1,470           84,437
Invitrogen Corporation (a)...........    1,300           80,509
                                                   ------------
                                                        310,245

Broadcasting -- 1.62%
------------------------------------------------------------------
Hispanic Broadcasting Corporation (a)    6,000          153,000
Univision Communications Inc.
 (Class A) (a).......................    3,000          121,380
                                                   ------------
                                                        274,380

Brokers -- 0.76%
------------------------------------------------------------------
Bear Stearns Companies Inc...........    2,200          129,008

Business Services -- 1.60%
------------------------------------------------------------------
Concord EFS Inc. (a).................    8,300          272,074

Computer Hardware -- 0.43%
------------------------------------------------------------------
Riverstone Networks Inc. (a).........    4,400           73,040

Computer Services -- 6.50%
------------------------------------------------------------------
Affiliated Computer Services Inc. (a)    1,300          137,969
Bisys Group Inc. (a).................    1,900          121,581
Cerner Corporation (a)...............    1,800           89,874
Comverse Technology Inc. (a).........    6,000          134,220
Convergys Corporation (a)............    2,600           97,474
Emulex Corporation (a)...............    3,700          146,187
Networks Associates Inc. (a).........    4,400          113,740
VeriSign Inc. (a)....................    4,000          152,160
Yahoo! Inc. (a)......................    6,300          111,762
                                                   ------------
                                                      1,104,967

Computer Software -- 9.16%
------------------------------------------------------------------
Adobe Systems Inc....................    4,200          130,410
BMC Software Inc. (a)................    5,900           96,583
Electronic Arts Inc. (a).............    1,300           77,935
Intuit Inc. (a)......................    2,400          102,624
Legato Systems Inc. (a)..............    7,200           93,384
Manugistics Group Inc. (a)...........    6,400          134,912
McDATA Corporation (a)...............    8,800          220,968
Mercury Interactive Corporation (a)..    3,570          121,308
Netiq Corporation (a)................    3,600          126,936

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

PeopleSoft Inc. (a).................     5,170    $    207,834
Siebel Systems Inc. (a).............     5,100         142,698
SonicWALL Inc. (a)..................     5,200         101,088
                                                  ------------
                                                     1,556,680

Consumer Durables -- 0.63%
-----------------------------------------------------------------
Harley-Davidson Inc.................     1,960         106,448

Consumer Services -- 2.61%
-----------------------------------------------------------------
Apollo Group Inc. (a)...............     3,200         144,032
Career Education Corporation (a)....     5,000         171,400
Earthlink Inc. (a)..................    10,500         127,785
                                                  ------------
                                                       443,217

Crude & Petroleum -- 0.61%
-----------------------------------------------------------------
GlobalSantaFe Corporation...........     3,627         103,442

Electronics -- 4.71%
-----------------------------------------------------------------
Broadcom Corporation (Class A) (a)..     3,900         159,822
KLA-Tencor Corporation (a)..........     4,500         223,020
L-3 Communications Holdings Inc. (a)     1,500         135,000
Novellus Systems Inc. (a)...........     4,600         181,470
Sanmina-SCI Corporation (a).........     5,100         101,490
                                                  ------------
                                                       800,802

Finance -- 2.56%
-----------------------------------------------------------------
Fiserv Inc. (a).....................     3,550         150,236
Sungard Data Systems Inc. (a).......     5,500         159,115
USA Education Inc...................     1,500         126,030
                                                  ------------
                                                       435,381

Health Care -- 1.35%
-----------------------------------------------------------------
Community Health Systems Inc. (a)...     3,100          79,050
First Health Group Corporation (a)..     2,300          56,902
McKesson Corporation................     2,500          93,500
                                                  ------------
                                                       229,452

Hotels & Restaurants -- 0.55%
-----------------------------------------------------------------
Starbucks Corporation (a)...........     4,940          94,107

Insurance -- 0.73%
-----------------------------------------------------------------
Anthem Inc. (a).....................     2,500         123,750

Medical Instruments -- 5.03%
-----------------------------------------------------------------
Biomet Inc..........................     5,100         157,590
Guidant Corporation (a).............     5,200         258,960
St. Jude Medical Inc. (a)...........     1,600         124,240
Waters Corporation (a)..............     4,100         158,875
Zimmer Holdings Inc. (a)............     5,100         155,754
                                                  ------------
                                                       855,419

Medical Services -- 1.85%
-----------------------------------------------------------------
Laboratory Corporation of America
 Holdings (a).......................     1,200          97,020
Manor Care Inc. (a).................     4,100          97,211
Wellpoint Health Networks Inc. (a)..     1,030         120,355
                                                  ------------
                                                       314,586

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Oil Services -- 6.18%
-------------------------------------------------------------------
Baker Hughes Inc......................     2,480    $     90,446
BJ Services Company (a)...............     5,240         170,038
EOG Resources  Inc....................     3,700         144,707
Nabors Industries Inc. (a)............     4,170         143,156
National Oilwell Inc. (a).............     3,950          81,410
Noble Drilling Corporation (a)........     2,960         100,758
Rowan Companies Inc. (a)..............     5,960         115,445
Smith International Inc. (a)..........     2,090         112,066
Valero Energy Corporation.............     2,400          91,488
                                                    ------------
                                                       1,049,514

Pharmaceuticals -- 9.84%
-------------------------------------------------------------------
Allergan Inc..........................     3,400         255,170
AmerisourceBergen Corporation.........     1,400          88,970
Barr Laboratories Inc. (a)............     1,600         126,976
Cephalon Inc. (a).....................     1,400         105,819
Forest Laboratories Inc. (a)..........     2,540         208,153
Gilead Sciences Inc. (a)..............     1,600         105,152
ICN Pharmaceuticals Inc...............     4,100         137,350
IDEC Pharmaceuticals Corporation (a)..     3,900         268,827
MedImmune Inc. (a)....................     3,800         176,130
Millennium Pharmaceuticals Inc. (a)...     3,700          90,687
Protein Design Labs Inc. (a)..........     3,300         108,669
                                                    ------------
                                                       1,671,903

Retail -- 3.97%
-------------------------------------------------------------------
Bed Bath & Beyond Inc. (a)............     4,000         135,600
Best Buy Company Inc. (a).............     1,600         119,168
Circuit City Stores Inc...............     6,900         179,055
TJX Companies Inc.....................     2,500          99,650
Williams Sonoma Inc. (a)..............     3,300         141,570
                                                    ------------
                                                         675,043

Semiconductors -- 4.56%
-------------------------------------------------------------------
Advanced Micro Devices Inc. (a).......     7,500         118,950
Alpha Industries Inc. (a).............     2,500          54,500
Cree Inc. (a).........................     3,400         100,164
LSI Logic Corporation (a).............     5,100          80,478
Micrel Inc. (a).......................     3,400          89,182
National Semiconductor Corporation (a)     4,700         144,713
Nvidia Corporation (a)................     2,800         187,320
                                                    ------------
                                                         775,307

Technology -- 2.60%
-------------------------------------------------------------------
Lam Research Corporation (a)..........     6,600         153,252
Macrovision Corporation (a)...........     3,900         137,358
Network Appliance Inc. (a)............     6,900         150,903
                                                    ------------
                                                         441,513

Telecommunications -- 1.42%
-------------------------------------------------------------------
Crown Castle International
 Corporation (a)......................    12,910         137,879
Polycom Inc. (a)......................     3,000         103,200
                                                    ------------
                                                         241,079

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Wireless Communications -- 1.38%
---------------------------------------------------------------
Powerwave Technologies Inc (a)....      6,800   $    117,504
RF Micro Devices Inc. (a).........      6,100        117,303
                                                ------------
                                                     234,807
                                                ------------

Total Common Stocks
(Identified cost $12,340,285).....                12,848,954
---------------------------------------------------------------

Convertible Preferred Stocks -- 2.15%
---------------------------------------------------------------

Broadcasting -- 0.70%
---------------------------------------------------------------
Entercom Communications
 Capital (TIDES),
 6.25% due 09/30/14...............      1,940        119,795

Health Care -- 0.87%
---------------------------------------------------------------
Mckesson Financing Trust,
 5.00% due 06/01/27...............      2,712        148,482

Misc. Financial Services -- 0.58%
---------------------------------------------------------------
Washington Mutual Capital Trust,
 5.375% due 05/01/41..............      2,049         98,096
                                                ------------

Total Convertible Preferred Stocks
(Identified cost $380,793)........                   366,373
---------------------------------------------------------------

Convertible Corporate Bonds -- 21.61%
----------------------------------------------------------------

Advertising -- 1.63%
---------------------------------------------------------------
Getty Images 5.00% due 03/15/07...   $148,000        121,915
Lamar Advertising Company
 5.25% due 09/15/06...............    140,000        155,225
                                                ------------
                                                     277,140

Cable -- 0.77%
---------------------------------------------------------------
Charter Communications Inc.
 5.75% due 10/15/05...............    128,000        130,560

Computer Services -- 4.45%
---------------------------------------------------------------
Affiliated Computers Services Inc.
 3.50% due 02/15/06...............    108,000        150,120
Automatic Data Processing Inc.
 Zero Coupon due 02/20/12.........     93,000        142,755
Bisys Group Inc.
 4.00% due 03/15/06...............    144,000        168,840
First Data Corporation
 2.00% due 03/01/08...............    140,000        162,400
Symantec Corporation
 3.00% due 11/01/06...............    109,000        132,299
                                                ------------
                                                     756,414

Computer Software -- 1.42%
---------------------------------------------------------------
Peregrine Systems Inc. (144A)
 5.50% due 11/15/07...............    140,000        128,100

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value
Siebel Systems Inc.
 5.50% due 09/15/06..............   $ 26,000   $     36,660
Veritas Software Corporation
 1.856% due 08/13/06.............     58,000         76,270
                                               ------------
                                                    241,030

Electronics -- 1.62%
--------------------------------------------------------------
Cymer Inc.
 Zero Coupon due 08/06/04........    160,000        156,000
L-3 Communications Holdings Inc.
 5.25% due 06/01/09..............     93,000        120,086
                                               ------------
                                                    276,086

Health Care -- 0.97%
--------------------------------------------------------------
Gilead Sciences Inc.
 5.00% due 12/15/07..............    106,000        164,035

Medical Services -- 1.25%
--------------------------------------------------------------
Intermune Inc. 5.75% due 07/15/06     55,000         81,537
Wellpoint Health Networks Inc.
 Zero Coupon due 07/02/19........    155,000        130,200
                                               ------------
                                                    211,737

Pharmaceuticals -- 1.90%
--------------------------------------------------------------
Amerisource Health Corporation
 5.00% due 12/01/07..............     78,000        109,590
Cephalon Inc. 5.25% due 05/01/06.    122,000        149,145
Imclone Systems Inc.
 5.50% due 03/01/05..............     60,000         64,200
                                               ------------
                                                    322,935

Printing & Publishing -- 0.48%
--------------------------------------------------------------
World Color Press Inc.
 6.00% due 10/01/07..............     80,000         81,400

Retail -- 2.53%
--------------------------------------------------------------
Lowes Companies Inc.
 Zero Coupon due 02/16/21........    217,000        181,466
School Speciality
 6.00% due 08/01/08..............    111,000        109,335
Venator Group Inc.
 5.50% due 06/01/08..............    114,000        139,365
                                               ------------
                                                    430,166

Semiconductors -- 3.30%
--------------------------------------------------------------
Amkor Technology Inc.
 5.00% due 03/15/07..............    105,000         71,663

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value
Brooks Automation Inc.
 4.75% due 06/01/08.................   $163,000   $    148,330
Cypress Semiconductor Corporation,
 4.00% due 02/01/05.................     85,000         72,781
Lam Research Corporation
 4.00% due 06/01/06.................    125,000        111,719
Nvidia Corporation
 4.75% due 10/15/07.................     94,000        156,392
                                                  ------------
                                                       560,885

Waste Management -- 0.55%
-----------------------------------------------------------------
Waste Connections Inc.
 5.50% due 04/15/06.................     87,000         94,069

Wireless Communications -- 0.74%
-----------------------------------------------------------------
RF Micro Devices
 3.75% due 08/15/05.................    152,000        125,020
                                                  ------------

Total Convertible Corporate Bonds
(Identified cost $3,463,661).....................    3,671,477
-----------------------------------------------------------------

Repurchase Agreement -- 0.82%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $139,011
 Collateral: GNMA
 $145,000, 6.00% due 11/15/31,
 Value $142,849.....................    139,000        139,000
                                                  ------------

Total Repurchase Agreement
(Identified cost $139,000).......................      139,000
-----------------------------------------------------------------

Total Investments
(Identified cost $16,323,739).................... $ 17,025,804

Other Assets Less Liabilities -- (0.20)%.........      (34,402)
                                                  ------------

Net Assets -- 100%............................... $ 16,991,402
-----------------------------------------------------------------

(a) Non-income producing security.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(TIDES) Term Income Deferrable Equity Securities

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                             SUBADVISER'S COMMENTS


Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. ("Alger"), which has approximately $13.6 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

2001 Performance Review

The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1,620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

On Tuesday, September the 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 18 1/2 months earlier.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

                                    [CHART]

              Enterprise Multi-Cap                              Lipper Large-Cap
              Growth Fund A-Shares      S & P 500 Index*       Growth Fund Index*

7/1/1999           $ 9,523.81              $10,000.00               $10,000.00
12/31/1999         $26,595.92              $10,770.36               $12,038.88
12/31/2000         $18,504.87              $ 9,789.68               $ 9,669.77
12/31/2001         $15,291.68              $ 8,626.41               $ 7,361.76



                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Multi-Cap Growth Fund
         A - Shares                          1-Year  07/01/99-12/31/01
         With Sales Charge                   -21.31%       18.51%
         Without Sales Charge                -17.36%       20.84%
         S&P 500 Index*                      -11.88%       -5.74%
         Lipper Large-Cap Growth Fund Index* -23.87%      -11.52%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Multi-Cap Growth Fund
         C - Shares                          1-Year  07/01/99-12/31/01
         With Sales Charge                   -18.75%       20.11%
         Without Sales Charge                -17.93%       20.11%
         S&P 500 Index*                      -11.88%       -5.74%
         Lipper Large-Cap Growth Fund Index* -23.87%      -11.52%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Multi-Cap Growth Fund
         B - Shares                          1-Year  07/01/99-12/31/01
         With Sales Charge                   -22.02%       18.94%
         Without Sales Charge                -17.91%       20.17%
         S&P 500 Index*                      -11.88%       -5.74%
         Lipper Large-Cap Growth Fund Index* -23.87%      -11.52%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Multi-Cap Growth Fund
         Y - Shares                          1-Year  07/01/99-12/31/01
         Annualized Return                   -17.05%       21.33%
         S&P 500 Index*                      -11.88%       -5.74%
         Lipper Large-Cap Growth Fund Index* -23.87%      -11.52%

The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consist of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Future Investment Strategy

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. Furthermore, as the clouds that descended on September 11th begin to lift, the fundamental strengths of the American economy come into focus once again. The United States has less than 5 percent of the world's population but accounts for 25 percent of the world's GDP. Americans work longer hours and produce more innovations than any other culture. Whatever problems continue to bedevil the market, it starts with considerable advantages. Alger expects that the threat of terrorism will be turned back, the euro will trigger growth in the European Union, and the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The months ahead may remain bumpy, but after that, Alger believes the road will be much smoother.

While technology stocks continue to be an integral part of the Fund, their allocation within the Fund has been reduced greatly. Clearly, the Fund is now far more diversified than it was throughout most of 2000 and early 2001. Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with what Alger views as the most appealing growth investments from a variety of sectors.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Domestic Common Stocks -- 91.04%
-------------------------------------------------------------------

Advertising -- 0.16%
-------------------------------------------------------------------
TMP Worldwide Inc. (a)...............     5,500    $     235,950

Banking -- 0.55%
-------------------------------------------------------------------
Commerce Bancorp Inc.................    20,000          786,800

Biotechnology -- 3.34%
-------------------------------------------------------------------
Amgen Inc. (a).......................    31,350        1,769,394
Genentech Inc. (a)...................    39,700        2,153,725
ICOS Corporation (a).................    15,600          896,064
                                                   -------------
                                                       4,819,183

Broadcasting -- 0.54%
-------------------------------------------------------------------
Viacom Inc. (Class B) (a)............    17,700          781,455

Building & Construction -- 3.86%
-------------------------------------------------------------------
D.R. Horton Inc......................    28,200          915,372
Lennar Corporation...................    20,650          966,833
Lowe's Companies Inc.................    79,600        3,694,236
                                                   -------------
                                                       5,576,441

Business Services -- 1.23%
-------------------------------------------------------------------
Concord EFS Inc. (a).................    54,100        1,773,398

Communications -- 1.04%
-------------------------------------------------------------------
Brocade Communications Systems
 Inc. (a)............................    45,200        1,497,024

Computer Services -- 2.76%
-------------------------------------------------------------------
Affiliated Computer Services Inc. (a)    13,400        1,422,142
Bisys Group Inc. (a).................    15,900        1,017,441
Emulex Corporation (a)...............    39,000        1,540,890
                                                   -------------
                                                       3,980,473

Computer Software -- 7.62%
-------------------------------------------------------------------
Intuit Inc. (a)......................    88,900        3,801,364
Microsoft Corporation (a)............    75,625        5,011,669
Siebel Systems Inc. (a)..............    26,200          733,076
THQ Inc. (a).........................    29,800        1,444,406
                                                   -------------
                                                      10,990,515

Consumer Products -- 0.70%
-------------------------------------------------------------------
Mattel Inc...........................    58,900        1,013,080

Consumer Services -- 2.56%
-------------------------------------------------------------------
Career Education Corporation (a).....    23,800          815,864
First Data Corporation...............    36,700        2,879,115
                                                   -------------
                                                       3,694,979

Electrical Equipment -- 1.69%
-------------------------------------------------------------------
General Electric Company.............    36,450        1,460,916
Intersil Corporation (Class A) (a)...    30,100          970,725
                                                   -------------
                                                       2,431,641

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Finance -- 1.83%
------------------------------------------------------------------
Capital One Financial Corporation...    34,000    $   1,834,300
Moody's Corporation.................    20,200          805,172
                                                  -------------
                                                      2,639,472

Health Care -- 2.16%
------------------------------------------------------------------
McKesson Corporation................    28,600        1,069,640
Tenet Healthcare Corporation (a)....    34,900        2,049,328
                                                  -------------
                                                      3,118,968

Hotels & Restaurants -- 1.56%
------------------------------------------------------------------
Brinker International Inc. (a)......    75,600        2,249,856

Insurance -- 0.30%
------------------------------------------------------------------
Anthem Inc. (a).....................     8,800          435,600

Media -- 1.04%
------------------------------------------------------------------
AOL Time Warner Inc. (a)............    46,750        1,500,675

Medical Instruments -- 3.22%
------------------------------------------------------------------
Boston Scientific Corporation (a)...    32,700          788,724
Guidant Corporation (a).............    52,400        2,609,520
St. Jude Medical Inc. (a)...........    10,000          776,500
Waters Corporation (a)..............    12,250          474,687
                                                  -------------
                                                      4,649,431

Medical Services -- 5.77%
------------------------------------------------------------------
Biogen Inc. (a).....................    12,800          734,080
Cardinal Health Inc.................    16,500        1,066,890
Genzyme Corporation (a).............    50,450        3,019,937
Immunex Corporation (a).............   100,900        2,795,939
Laboratory Corporation of America
 Holdings (a).......................     8,800          711,480
                                                  -------------
                                                      8,328,326

Misc. Financial Services -- 10.79%
------------------------------------------------------------------
Citigroup Inc.......................   137,766        6,954,428
Merrill Lynch & Company Inc.........    87,100        4,539,652
Morgan Stanley Dean Witter &
 Company............................    72,900        4,078,026
                                                  -------------
                                                     15,572,106

Multi-Line Insurance -- 2.87%
------------------------------------------------------------------
American International Group Inc....    52,150        4,140,710

Pharmaceuticals -- 12.72%
------------------------------------------------------------------
American Home Products
 Corporation........................    28,300        1,736,488
AmerisourceBergen Corporation.......    62,200        3,952,810
Baxter International Inc............    36,700        1,968,221
Cephalon Inc. (a)...................    12,750          963,709
IDEC Pharmaceuticals Corporation (a)    36,800        2,536,624
Johnson & Johnson...................    37,400        2,210,340
King Pharmaceuticals Inc. (a).......    67,700        2,852,201
Pfizer Inc..........................    34,600        1,378,810
Protein Design Labs Inc. (a)........    23,200          763,976
                                                  -------------
                                                     18,363,179

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount        Value

Retail -- 17.21%
----------------------------------------------------------------
Abercrombie and Fitch Company
 (Class A) (a)....................    61,800    $   1,639,554
Barnes & Noble Inc. (a)...........    56,100        1,660,560
Bed Bath & Beyond Inc. (a)........    28,900          979,710
Best Buy Company Inc. (a).........    38,850        2,893,548
Chico's FAS Inc. (a)..............    19,100          758,270
eBay Inc. (a).....................    75,900        5,077,710
Family Dollar Stores Inc..........    24,000          719,520
Home Depot Inc....................    45,350        2,313,303
Michaels Stores Inc. (a)..........    54,200        1,785,890
Office Depot Inc. (a).............    47,800          886,212
Toys R Us Inc. (a)................    38,800          804,712
Wal-Mart Stores Inc...............    92,300        5,311,865
                                                -------------
                                                   24,830,854

Semiconductors -- 3.00%
----------------------------------------------------------------
Maxim Integrated Products Inc. (a)    13,700          719,387
Micron Technology Inc. (a)........    75,600        2,343,600
Nvidia Corporation (a)............    19,000        1,271,100
                                                -------------
                                                    4,334,087

Telecommunications -- 2.52%
----------------------------------------------------------------
Polycom Inc. (a)..................    22,800          784,320
QUALCOMM Inc. (a).................    28,750        1,451,875
Utstarcom Inc. (a)................    49,200        1,402,200
                                                -------------
                                                    3,638,395
                                                -------------

Total Domestic Common Stocks
(Identified cost $124,518,036).................   131,382,598
----------------------------------------------------------------

Foreign Stocks -- 6.80%
----------------------------------------------------------------

Manufacturing -- 3.30%
----------------------------------------------------------------
Tyco International Ltd............    80,950        4,767,955

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Semiconductors -- 0.46%
------------------------------------------------------------------
Marvell Technology Group Ltd. (a)...      18,500  $     662,670

Wireless Communications -- 3.04%
------------------------------------------------------------------
Nokia Corporation (Class A) (ADR)...     178,500      4,378,605
                                                  -------------

Total Foreign Stocks
(Identified cost $11,087,585)....................     9,809,230
------------------------------------------------------------------

U.S. Government Agency Obligations -- 1.38%
-------------------------------------------------------------------
Freddie Mac Discount Note
 1.93% due 02/07/02.................  $2,000,000      1,996,033
                                                  -------------

Total U.S. Government Agency
Obligations
(Identified cost $1,996,033).....................     1,996,033
------------------------------------------------------------------

Repurchase Agreement -- 1.17%
------------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $1,686,136
 Collateral: GNMA $1,755,000,
 6.00% due 11/15/31, Value
 $1,728,968.........................   1,686,000      1,686,000
                                                  -------------

Total Repurchase Agreement
(Identified cost $1,686,000).....................     1,686,000
------------------------------------------------------------------

Total Investments
(Identified cost $139,287,654)................... $ 144,873,861

Other Assets Less Liabilities -- (0.39)%.........      (556,834)
                                                  -------------

Net Assets -- 100%............................... $ 144,317,027
------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Small Company Growth Fund
                             SUBADVISER'S COMMENTS


William D. Witter, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. ("Witter"), which has approximately $1.7 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter's normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.

Investment Strategies

The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Fund, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

2001 Performance Review

The 1st quarter of 2001 began with fears about a recession or economic stagnation developing. Investors' concerns were shared by the Fed, which reduced the Fed Funds rate by 0.50 percent twice in January and again on March 20, 2001. Demand for the shares of value issues was stronger than it was for growth equities. The Fund was negatively impacted by the denial of the FDA on a Class II approval for a key product of Advanced Neuromodulation Systems Inc. The stock immediately declined by 45 percent. Another medical device holding, Aurora Biosciences Corporation, was affected by its decision to try to directly participate in drug discovery rather than focusing on the development of drug discovery infrastructure systems. The prospect of near-term earnings disappeared and Aurora fell sharply.

Investor psychology was reversed during the 2nd quarter. The resilience of the housing industry and of consumer spending, in general, encouraged the belief that any recession would be mild. Growth stocks, including those referred to above, returned to favor. Technology holdings such as Cabot Microelectronics Corporation did particularly well.

Another change in direction occurred in the 3rd quarter. The economy's lack of response to the Fed's actions, which by August 21st had reduced the Fed Funds rate by over 40 percent since the beginning of 2001, concerned investors. The tragic events of September 11th further reduced investor confidence. Only three (Cytyc, Dianon Systems, and Zoll Medical) of forty-seven holdings advanced significantly during the period.

Ironically in the 4th quarter, after the National Bureau of Economic Research confirmed that a recession had actually started in March, the equity market advanced. The sentiment was also positively impacted by the U.S. successes so far in the war on terrorism. Growth equities did particularly well.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                                    [CHART]

                   Enterprise Small
                  Company Growth Fund         Russell         Lipper Small-Cap
                       A-Shares             2000 Index*      Growth Fund Index*
7/31/1997             $ 9,524.36            $10,000.00           $10,000.00
12/31/1997            $ 9,182.66            $10,610.10           $10,078.40
12/31/1998            $ 8,809.70            $10,338.81           $10,175.80
12/31/1999            $13,057.51            $12,536.91           $16,399.97
12/31/2000            $13,129.78            $12,156.98           $15,046.59
12/31/2001            $12,378.92            $12,459.43           $13,128.78


                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Small Company Growth Fund
         A - Shares                           1-Year  07/31/97-12/31/01
         With Sales Charge                    -10.19%       4.95%
         Without Sales Charge                  -5.72%       6.11%
         Russell 2000 Index*                    2.49%       5.10%
         Lipper Small-Cap Growth Fund Index*  -12.75%       6.35%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Small Company Growth Fund
         C - Shares                           1-Year  07/31/97-12/31/01
         With Sales Charge                     -7.11%       5.51%
         Without Sales Charge                  -6.18%       5.51%
         Russell 2000 Index*                    2.49%       5.10%
         Lipper Small-Cap Growth Fund Index*  -12.75%       6.35%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Small Company Growth Fund
         B - Shares                           1-Year  07/31/97-12/31/01
         With Sales Charge                    -10.82%       5.06%
         Without Sales Charge                  -6.17%       5.44%
         Russell 2000 Index*                    2.49%       5.10%
         Lipper Small-Cap Growth Fund Index*  -12.75%       6.35%


                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Small Company Growth Fund
          Y - Shares                           1-Year  5-Year 10-Year
          Annualized Return                     -5.25% 8.58%  15.86%
          Russell 2000 Index*                    2.49% 7.52%  11.51%
          Lipper Small-Cap Growth Fund Index*  -12.75% 7.70%  11.21%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Witter is using the basic assumptions that the U.S. economy will stabilize in the first half of 2002 and that additional progress will be made in the war on terrorism. Yields on fixed-income securities are anticipated to remain at levels that fall short of the assumed rates of most pension funds and below the objectives of most long-term investors. These conditions should provide a positive environment for equities. Witter plans to maintain the Fund in a virtually fully invested position. In view of the Fund's objective of growth, it is most probable that the three largest broad category commitments will be in technology, healthcare, and commercial services. At year-end these groups accounted for over one-half of the Fund's assets.

On several occasions in the 4th quarter, stocks that appreciated rapidly and began to extend their price/earnings to long-term growth rate ratios, were sold or reduced. Cabot Microelectronics Corporation, Secure Computing, and Manhattan Associates are examples. Going forward Witter plans to follow this practice.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Small Company Growth Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                           Number
                                         of Shares
                                        or Principal
                                           Amount        Value

Common Stocks -- 93.01%
---------------------------------------------------------------------

Airlines -- 2.66%
---------------------------------------------------------------------
Skywest Inc............................    102,200   $   2,600,990

Business Services -- 8.19%
---------------------------------------------------------------------
Charles River Associates Inc. (a)......    100,400       2,058,200
Maximus Inc. (a).......................     76,250       3,207,075
On Assignment Inc. (a).................    119,600       2,747,212
                                                     -------------
                                                         8,012,487

Computer Hardware -- 2.44%
---------------------------------------------------------------------
Drexler Technology Corporation (a).....    100,300       2,384,131

Computer Services -- 8.85%
---------------------------------------------------------------------
CACI International Inc. (a)............     26,000       1,026,610
Integral Systems Inc. (a)..............     82,600       1,590,050
Manhattan Associates Inc. (a)..........     44,300       1,291,345
MapInfo Corporation (a)................    105,000       1,647,450
Secure Computing Corporation (a).......     50,400       1,035,720
Tier Technologies Inc. (a).............     95,500       2,058,980
                                                     -------------
                                                         8,650,155

Computer Software -- 4.82%
---------------------------------------------------------------------
PLATO Learning Inc. (a)................    113,600       1,886,896
Stellent Inc. (a)......................     95,600       2,825,936
                                                     -------------
                                                         4,712,832

Consumer Services -- 0.14%
---------------------------------------------------------------------
Catalytica Energy Systems Inc. (a).....     29,710         135,775

Electrical Equipment -- 5.86%
---------------------------------------------------------------------
C & D Technologies.....................     80,500       1,839,425
Electro Scientific Industries Inc. (a).     63,800       1,914,638
Signal Technology Corporation (a)......     66,500         381,045
Woodhead Industries....................    100,500       1,595,940
                                                     -------------
                                                         5,731,048

Electronics -- 8.58%
---------------------------------------------------------------------
AstroPower Inc. (a)....................     72,900       2,947,347
Cymer Inc. (a).........................     69,800       1,865,754
Nanometrics Inc. (a)...................     32,800         636,320
Veeco Instruments Inc. (a).............     81,600       2,941,680
                                                     -------------
                                                         8,391,101

Food, Beverages & Tobacco -- 2.31%
---------------------------------------------------------------------
Delta & Pine Land Company..............     99,600       2,253,948

Hotels & Restaurants -- 2.02%
---------------------------------------------------------------------
The Cheesecake Factory (a).............     56,700       1,971,459

Manufacturing -- 1.98%
---------------------------------------------------------------------
Flow International Corporation (a).....     96,000       1,187,520
Meade Instruments Corporation (a)......     89,400         320,052
PRI Automation Inc. (a)................     21,000         429,450
                                                     -------------
                                                         1,937,022

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value

Medical Instruments -- 13.71%
-----------------------------------------------------------------------
Advanced Neuromodulation Systems (a)....     30,000    $   1,057,500
Candela Corporation (a).................    328,200        1,290,089
Cytyc Corporation (a)...................    148,200        3,868,020
ICU Medical Inc. (a)....................     58,300        2,594,350
Varian Medical Systems Inc. (a).........     37,000        2,636,620
Zoll Medical Corporation (a)............     50,400        1,962,576
                                                      --------------
                                                          13,409,155

Medical Services -- 8.14%
-----------------------------------------------------------------------
Dianon Systems Inc. (a).................     57,300        3,483,840
Impath Inc. (a).........................    100,600        4,477,706
                                                      --------------
                                                           7,961,546

Oil Services -- 4.88%
-----------------------------------------------------------------------
Devon Energy Corporation................     32,300        1,248,395
Key Production Inc. (a).................     53,600          911,200
Smith International Inc. (a)............     48,800        2,616,656
                                                      --------------
                                                           4,776,251

Pharmaceuticals -- 1.15%
-----------------------------------------------------------------------
Vertex Pharmaceuticals Inc. (a).........     45,880        1,128,189

Retail -- 6.00%
-----------------------------------------------------------------------
Advanced Marketing Services Inc.........    139,100        2,538,575
Angelica Corporation....................     77,300          837,932
FreeMarkets Inc. (a)....................    104,100        2,495,277
                                                      --------------
                                                           5,871,784

Semiconductors -- 3.83%
-----------------------------------------------------------------------
MKS Instruments Inc. (a)................     42,051        1,136,638
Photronics Inc. (a).....................     83,100        2,605,185
                                                      --------------
                                                           3,741,823

Technology -- 3.73%
-----------------------------------------------------------------------
Flir Systems Inc. (a)...................     40,300        1,528,176
Trikon Technologies Inc. (a)............    180,600        2,122,050
                                                      --------------
                                                           3,650,226

Telecommunications -- 1.00%
-----------------------------------------------------------------------
Globecomm Systems Inc. (a)..............    161,600          976,064

Travel/Entertainment/Leisure -- 2.72%
-----------------------------------------------------------------------
Polaris Industries Inc..................     46,000        2,656,500
                                                      --------------

Total Common Stocks
(Identified cost $84,778,520)........................     90,952,486
-----------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                Number
                              of Shares
                             or Principal
                                Amount      Value

Commercial Paper -- 7.11%
----------------------------------------------------
Nestle Capital Corporation
 1.92% due 01/04/02.........   $4,145,000 $4,144,337
Philip Morris Companies Inc.
 1.63% due 01/02/02.........    2,806,000  2,805,873
                                          ----------

Total Commercial Paper
(Identified cost $6,950,210).............  6,950,210
----------------------------------------------------

                               Number
                             of Shares
                            or Principal
                               Amount       Value

Total Investments
(Identified cost $91,728,730)........... $97,902,696

Other Assets Less Liabilities -- (0.12)%   (116,294)
                                         -----------

Net Assets -- 100%...................... $97,786,402
----------------------------------------------------

(a)Non-income producing security.

See notes to financial statements.



                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Small Company Value Fund
                             SUBADVISER'S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company ("Gabelli"), which manages approximately $23.0 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

2001 Performance Review

The U.S. economy is in recession and corporate earnings are anemic. However, dealing from positions of strength, subdued inflation and budget surpluses, the Fed and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and has cut short-term interest rates 11 times this year, for a total of 4.75 percent. Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Gabelli anticipates that the U.S. Congress will eventually pass a substantial economic stimulus package. Gabelli's conclusion is that the U.S. economy may experience a relatively modest, short-lived recession.

The Fund remains over-weighted in several sectors relative to the index: consumer discretionary, materials, producer durables, and utilities. Also, the Fund remains under-weighted in technology, financial services and healthcare. The Fund's best performing stocks for the year came from an eclectic group of industries such as retailing (Sports Authority Inc.); industrial (Sola International Inc., Autonation Inc., WHX Corporation, Core Materials Corporation); and media (Ackerley, Granite, Salem Communications Corporation and Media General Inc.). The poor performers included gold (TVX Gold Inc.) and telecom (Broadwing Inc., Allen Telecom Inc., Centennial Cellular Corporation).

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                                    [CHART]

                  Enterprise Small
                 Company Value Fun          Russell          Lipper Small Cap
                     A-Shares             2000 Index*       Value Fund Index*
 10/1/1993          $ 9,523.81            $10,000.00           $10,000.00
12/31/1993          $10,087.62            $10,262.37           $10,346.89
12/31/1994          $10,121.94            $10,075.50           $10,273.91
12/31/1995          $11,062.01            $12,940.88           $12,473.11
12/31/1996          $12,310.06            $15,075.45           $14,994.95
12/31/1997          $17,756.58            $18,447.13           $19,314.89
12/31/1998          $18,670.55            $17,975.45           $18,018.85
12/31/1999          $21,682.45            $21,797.14           $18,256.44
12/31/2000          $23,096.84            $21,136.59           $21,315.46
12/31/2001          $24,165.30            $21,662.44           $24,982.62

                         Average Annual Total Returns
                       Periods ending December 31, 2001

      Enterprise Small Company Value Fund
      A - Shares                          1-Year 5-Year 10/01/93-12/31/01
      With Sales Charge                   -0.33% 13.32%      11.29%
      Without Sales Charge                 4.63% 14.44%      11.95%
      Russell 2000 Index*                  2.49%  7.52%       9.82%
      Lipper Small Cap Value Fund Index*  17.20% 10.75%      11.74%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Small Company Value Fund
          C - Shares                          1-Year 05/01/97-12/31/01
          With Sales Charge                    2.93%      13.40%
          Without Sales Charge                 3.93%      13.40%
          Russell 2000 Index*                  2.49%       9.25%
          Lipper Small Cap Value Fund Index*  17.20%      11.60%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

      Enterprise Small Company Value Fund
      B - Shares                          1-Year 5-Year 05/01/95-12/31/01
      With Sales Charge                   -1.11% 13.51%      12.93%
      Without Sales Charge                 3.89% 13.75%      12.93%
      Russell 2000 Index*                  2.49%  7.52%      11.04%
      Lipper Small Cap Value Fund Index*  17.20% 10.75%      13.04%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

      Enterprise Small Company Value Fund
      Y - Shares                          1-Year 5-Year 05/31/95-12/31/01
      Annualized Return                    5.10% 14.99%      13.99%
      Russell 2000 Index*                  2.49%  7.52%      10.90%
      Lipper Small Cap Value Fund Index*  17.20% 10.75%      12.89%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Gabelli anticipates the U.S. economy will have a very good year in 2002, with GDP up 3-4 percent. Inventories have been worked down to low levels. General Motors Corporation's actions caused one million cars to be cleaned out of industry inventories. Even with much lower retail sales, production can go up. Secondly, consumers may feel better due to the sizable reduction in fuel costs and last year's tax break. A family of four earning $40,000 a year will get $25 extra per week.

Gabelli believes that corporate profits may be very strong in 2002. Corporations have been taking huge write-offs. Gabelli believes that it will reverse itself in 2002. FASB 142, the new accounting rule that allows companies to cease amortization of goodwill, is estimated to add about 15 percent to reported earnings.

On the other side of the coin, the U.S. equity market is fully valued, and Gabelli assumes long-term interest rates will trend slightly higher. Given this scenario, Gabelli believes that there should be a cap on price/earnings multiples. For 2002, Gabelli anticipates that it will be important for the Fund to be stock specific. For the year, Gabelli expects the market to be roughly the same as it is today, plus or minus 10 percent, but Gabelli anticipates a lot of transactions in 2002. Gabelli's strategy for the Fund is to find good companies that somebody else wants to own.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Small Company Value Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Domestic Common Stocks -- 82.50%
-------------------------------------------------------------------

Advertising -- 1.04%
-------------------------------------------------------------------
Ackerley Group Inc. (a)...............   275,000    $  4,812,500
Interep National Radio Sales Inc. (a).     8,000          37,600
                                                    ------------
                                                       4,850,100

Aerospace -- 6.01%
-------------------------------------------------------------------
AAR Corporation.......................    80,000         720,800
Ametek Inc............................   128,000       4,081,920
Curtiss-Wright Corporation (Class B)..     1,500          69,750
Curtiss-Wright Corporation............    29,000       1,384,750
GenCorp Inc...........................   510,000       7,196,100
Kaman Corporation (Class A)...........   160,000       2,496,000
Lockheed Martin Corporation...........    50,000       2,333,500
Moog Inc. (Class A) (a)...............    67,500       1,471,500
Northrop Grumman Corporation..........    10,000       1,008,100
Precision Castparts Corporation.......    40,000       1,130,000
Sequa Corporation (Class A) (a).......    25,000       1,188,000
Sequa Corporation (Class B) (a).......    37,000       1,979,500
SPS Technologies Inc. (a).............    85,000       2,968,200
                                                    ------------
                                                      28,028,120

Apparel & Textiles -- 0.23%
-------------------------------------------------------------------
Carlyle Industries Inc. (a)...........   154,609          35,560
Wolverine World Wide Inc..............    70,000       1,053,500
                                                    ------------
                                                       1,089,060

Automotive -- 5.71%
-------------------------------------------------------------------
A. O. Smith Corporation...............    27,000         526,500
A. O. Smith Corporation (Class A).....    11,000         209,000
AutoNation Inc. (a)...................   140,000       1,726,200
BorgWarner Inc........................    95,000       4,963,750
Clarcor Inc...........................   100,000       2,715,000
Cooper Tire & Rubber Company..........    20,000         319,200
Earl Scheib Inc. (a)..................    92,500         155,400
Exide Technologies....................   120,000         147,600
Federal-Mogul Corporation.............    90,000          71,100
Midas Inc.............................   275,000       3,162,500
Modine Manufacturing Company..........   130,000       3,032,900
Navistar International Corporation (a)    98,000       3,871,000
Pennzoil Quaker State Company.........    65,700         949,365
Raytech Corporation (a)...............    22,000          57,200
Standard Motor Products Inc...........   120,000       1,668,000
Superior Industries International Inc.    65,000       2,616,250
Tenneco Automotive Inc. (a)...........   210,000         428,400
                                                    ------------
                                                      26,619,365

Banking -- 0.15%
-------------------------------------------------------------------
Crazy Woman Creek Bancorp Inc. (f)....    51,000         680,850

Biotechnology -- 0.45%
-------------------------------------------------------------------
Invitrogen Corporation (a)............    34,000       2,105,620

Broadcasting -- 3.68%
-------------------------------------------------------------------
Cablevision Systems Corporation --
  Rainbow Media Group (a).............    55,000       1,358,500

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Fisher Companies Inc................    49,500    $ 2,178,000
Granite Broadcasting Corporation (a)   275,000        566,500
Gray Communications Systems Inc.....    15,000        208,200
Gray Communications Systems Inc.
 (Class B)..........................   125,000      1,298,750
Key3Media Group, Inc. (a)...........    70,000        373,100
Liberty Media Corporation
 (Class A) (a)......................    80,000      1,120,000
News Corporation Ltd. (ADR).........   140,000      3,704,400
Paxson Communications
 Corporation (a)....................   365,000      3,814,250
UnitedGlobalCom Inc. (a)............   160,000        800,000
World Wrestling Federation
 Entertainment Inc. (a).............    30,000        394,500
Young Broadcasting Inc. (a).........    75,000      1,346,250
                                                  -----------
                                                   17,162,450

Building & Construction -- 1.92%
-------------------------------------------------------------
Core Materials Corporation (a)......   235,000        345,450
Fleetwood Enterprises Inc...........    55,000        623,150
Hughes Supply Inc...................     1,000         30,870
Huttig Building Products Inc. (a)...   100,000        610,000
Rollins Inc.........................   280,000      5,600,000
Salem Communications Corporation
 (Class A) (a)......................    75,000      1,725,000
                                                  -----------
                                                    8,934,470

Business Services -- 0.58%
-------------------------------------------------------------
Edgewater Technology Inc. (a).......   177,500        701,125
Nashua Corporation (a)..............   155,500        905,010
National Processing Inc. (a)........    34,000      1,105,000
                                                  -----------
                                                    2,711,135

Cable -- 2.20%
-------------------------------------------------------------
Cablevision Systems Corporation
 (Class A) (a)......................   155,000      7,354,750
Lamson & Sessions Company (a).......   125,000        656,250
Mercom Inc. (a) (d) (m).............   135,000      1,215,000
Pegasus Communications
 Corporation (a)....................   100,000      1,041,000
                                                  -----------
                                                   10,267,000

Chemicals -- 3.26%
-------------------------------------------------------------
Church & Dwight Company Inc.........    18,000        479,340
Ethyl Corporation (a)...............    60,000         55,200
Ferro Corporation...................   130,000      3,354,000
Great Lakes Chemical Corporation....   160,000      3,884,800
H. B. Fuller Company................    30,000        863,100
Hercules Inc. (a)...................   220,000      2,200,000
MacDermid Inc.......................   160,000      2,712,000
Omnova Solutions Inc................   240,000      1,632,000
                                                  -----------
                                                   15,180,440

Communications -- 0.24%
-------------------------------------------------------------
Western Wireless Corporation (a)....    40,000      1,130,000

Computer Hardware -- 0.00%
-------------------------------------------------------------
Cerion Technologies Inc. (a) (d)....   120,000             --

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount           Value

Computer Services -- 0.10%
------------------------------------------------------------------
Startek Inc. (a).................       15,000    $     284,250
Xanser Corp (a)..................      100,000          201,000
                                                  -------------
                                                        485,250

Computer Software -- 0.02%
------------------------------------------------------------------
BARRA Inc. (a)...................        2,250          105,953
Global Sources Ltd. (a)..........        1,000            4,000
                                                  -------------
                                                        109,953

Conglomerates -- 0.05%
------------------------------------------------------------------
Harbor Global Company Ltd (a)....       30,000          211,500

Construction -- 0.01%
------------------------------------------------------------------
KB Home..........................        1,000           40,100

Consumer Durables -- 0.31%
------------------------------------------------------------------
Dana Corporation.................       95,000        1,318,600
Noel Group Liquidating Trust
 Units (a) (d) (g) (m)...........       15,000            9,900
Noel Group Units (a) (d) (g) (m).       15,000               --
Oneida Ltd.......................       10,000          129,500
                                                  -------------
                                                      1,458,000

Consumer Products -- 0.41%
------------------------------------------------------------------
Department 56 Inc. (a)...........       55,000          473,000
Elizabeth Arden Inc. (a).........       32,000          488,640
Martha Stewart Living Inc. (a)...        2,000           32,900
New England Business Service Inc.       13,000          248,950
Scotts Company (a)...............        6,000          285,600
Sola International Inc. (a)......       20,000          388,000
                                                  -------------
                                                      1,917,090

Consumer Services -- 0.60%
------------------------------------------------------------------
Chemed Corporation...............       82,000        2,779,800
Loewen Group Inc. (ADR) (a)......      120,000            4,320
                                                  -------------
                                                      2,784,120

Containers/Packaging -- 0.48%
------------------------------------------------------------------
Crown Cork & Seal Inc. (a).......       35,000           88,900
Pactiv Corporation (a)...........      120,000        2,130,000
                                                  -------------
                                                      2,218,900

Drugs & Medical Products -- 0.23%
------------------------------------------------------------------
Landauer Inc.....................       32,000        1,083,200

Education -- 0.04%
------------------------------------------------------------------
Whitman Education Group Inc. (a).       42,200          194,120

Electrical Equipment -- 4.50%
------------------------------------------------------------------
Ampco-Pittsburgh Corporation.....       59,000          634,250
Baldor Electric Company..........      175,000        3,657,500
C & D Technologies...............        4,000           91,400
Donaldson Company Inc............       60,000        2,330,400
Oak Technology Inc. (a)..........       95,000        1,306,250
Selas Corporation of America.....      133,000          279,300
SL Industries Inc. (a)...........      130,000          760,500

                                     Number
                                   of Shares
                                  or Principal
                                     Amount           Value

Thomas & Betts Corporation (a)...      300,000    $   6,345,000
Thomas Industries Inc............       50,000        1,250,000
UCAR International Inc. (a)......      180,000        1,926,000
Western Resources Inc............      140,000        2,408,000
                                                  -------------
                                                     20,988,600

Electronics -- 0.81%
------------------------------------------------------------------
CTS Corporation..................       55,000          874,500
Park Electrochemical Corporation.      110,000        2,904,000
                                                  -------------
                                                      3,778,500

Energy -- 1.09%
------------------------------------------------------------------
Conectiv Inc.....................      100,000        2,449,000
El Paso Electric Company (a).....      150,000        2,175,000
ONEOK Inc. New...................       15,000          267,600
Southern Union Company (a).......        9,542          179,962
                                                  -------------
                                                      5,071,562

Entertainment & Leisure -- 2.54%
------------------------------------------------------------------
Acme Communications Inc. (a).....       20,000          134,800
Bull Run Corporation (a).........      130,000          102,700
Dover Downs Entertainment Inc....       65,000          994,500
E.W. Scripps Company (Class A)...       50,000        3,300,000
Gaylord Entertainment
 Company (a).....................      170,000        4,182,000
Hearst-Argyle Television Inc. (a)        6,000          129,360
Sinclair Broadcast Group Inc. (a)      155,000        1,466,300
Six Flags Inc. (a)...............      100,000        1,538,000
                                                  -------------
                                                     11,847,660

Finance -- 1.35%
------------------------------------------------------------------
BKF Capital Group Inc. (a).......       73,000        2,095,100
Federal Agriculture Mortgage
 Corporation (a).................          500           20,250
Interactive Data Corp (a)........      170,000        2,403,800
SWS Group Inc....................       70,000        1,781,500
                                                  -------------
                                                      6,300,650

Food, Beverages & Tobacco -- 6.75%
------------------------------------------------------------------
Brown Forman Corporation.........        2,000          127,900
Brown-Forman Corporation
 (Class B).......................        1,000           64,502
Corn Products International Inc..       90,000        3,172,500
Farmer Brothers Company..........        3,000          795,000
Flowers Foods Inc. (a)...........       72,000        2,874,240
Fortune Brands Inc...............        8,000          316,720
Hain Celestial Group Inc. (a)....        7,000          192,220
Ingles Markets Inc. (Class A)....      123,200        1,472,240
J & J Snack Foods Corporation (a)       96,000        2,347,200
J. M. Smucker Company............       54,000        1,910,520
John B. Sanfilippo & Son Inc. (a)       10,000           53,200
Opta Food Ingredients (a)........        1,000            1,020
PepsiAmericas Inc................      390,000        5,382,000
Ralcorp Holdings Inc. (a)........      133,000        3,019,100
Robert Mondavi Corporation
 (Class A) (a)...................       60,000        2,280,000

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount           Value

Sensient Technologies Corporation..      120,000    $   2,497,200
Suprema Specialties Inc. (a)(d)....        1,500           10,350
Triarc Companies Inc. (a)..........       95,000        2,308,500
Tyson Foods Inc....................       30,000          346,500
Vermont Pure Holdings, Ltd. (a)....       10,000           48,000
Weis Markets Inc...................       80,000        2,236,800
                                                    -------------
                                                       31,455,712

Health Care -- 0.08%
--------------------------------------------------------------------
Henry Schein Inc. (a)..............       10,000          370,300

Hotels & Restaurants -- 1.49%
--------------------------------------------------------------------
Advantica Restaurant Group
 Inc. (a)..........................       20,000           13,600
Aztar Corporation (a)..............      190,000        3,477,000
Boca Resorts Inc. (a)..............      110,000        1,441,000
Extended Stay America Inc. (a).....        5,000           82,000
La Quinta Properties Inc. (a)......      230,000        1,320,200
Lakes Gaming Inc. (a)..............       80,000          496,000
Trump Hotels & Casino Resorts
 Inc. (a)..........................       30,000           34,500
Wyndham International Inc. (a).....      150,000           84,000
                                                    -------------
                                                        6,948,300

Insurance -- 1.56%
--------------------------------------------------------------------
Argonaut Group Inc.................      110,000        2,152,700
Liberty Corporation................      100,000        4,115,000
Midland Company....................       23,000        1,007,400
                                                    -------------
                                                        7,275,100

Machinery -- 4.71%
--------------------------------------------------------------------
Baldwin Technology Company Inc.
 (Class A) (a).....................      215,000          260,150
Fairchild Corporation (Class A) (a)      225,000          652,500
Flowserve Corporation (a)..........      250,000        6,652,500
Franklin Electric Company Inc......       10,000          820,000
Gardner Denver Inc. (a)............      105,000        2,343,600
IDEX Corporation...................       52,000        1,794,000
Katy Industries Inc................      130,000          444,600
Nortek Inc. (a)....................       85,000        2,371,500
Paxar Corporation (a)..............       53,000          752,600
Robbins & Myers Inc................       50,000        1,170,500
Standex International Corporation..       62,000        1,348,500
Tech/Ops Sevcon Inc................       35,000          253,750
Tennant Company....................       33,000        1,224,300
Watts Industries Inc. (Class A)....      125,000        1,875,000
                                                    -------------
                                                       21,963,500

Manufacturing -- 7.18%
--------------------------------------------------------------------
Acuity Brands Inc..................       10,000          121,000
Alltrista Corporation (a)..........      118,000        1,852,600
Aviall Inc. (a)....................      225,000        1,698,750
Barnes Group Inc...................       90,000        2,159,100
Belden Inc.........................      102,000        2,402,100
BWAY Corporation (a)...............       29,000          319,000
Cooper Industries Inc..............       52,000        1,815,840
Crane Company......................      130,000        3,333,200
Cuno Inc. (a)......................       50,000        1,525,000

                                          Number
                                        of Shares
                                       or Principal
                                          Amount           Value

Energizer Holdings Inc. (a)...........       30,000    $     571,500
Esco Technologies Inc. (a)............        1,500           51,735
Fedders Corporation (Class A).........       75,000          210,000
Gerber Scientific Inc.................      125,000        1,162,500
Graco Inc.............................       50,000        1,952,500
Industrial Distribution Group Inc. (a)       65,000           97,500
Lindsay Manufacturing Company.........       12,000          232,200
MagneTek Inc. (a).....................      105,000          946,050
Material Sciences Corporation (a).....      130,000        1,315,600
Myers Industries Inc..................      293,000        3,999,450
Oil Dri Corporation of America........      149,000        1,129,420
Park Ohio Holdings
 Corporation (a)......................      186,000          591,480
Pentair Inc...........................       35,000        1,277,850
Rawlings Sporting Goods Company
 Inc. (a).............................       20,000           60,000
Roper Industries, Inc.................       70,000        3,465,000
Strattec Security Corporation (a).....       22,000          775,500
Teleflex Inc..........................        8,000          378,480
                                                       -------------
                                                          33,443,355

Media -- 0.33%
-----------------------------------------------------------------------
Gemstar-TV Guide International
 Inc. (a).............................       55,000        1,523,500

Medical Instruments -- 1.13%
-----------------------------------------------------------------------
Dentsply International Inc............       10,000          502,000
Inamed Corporation (a)................       36,000        1,082,520
Patterson Dental Company (a)..........       10,000          409,300
Sybron Dental Specialties (a).........      150,000        3,237,000
Young Innovations Inv (a).............        1,000           25,950
                                                       -------------
                                                           5,256,770

Medical Services -- 1.30%
-----------------------------------------------------------------------
Apogent Technologies Inc. (a).........       75,000        1,935,000
CIRCOR International Inc..............      155,000        2,859,750
Inverness Medical Innovations
 Inc. (a).............................       65,800        1,187,690
Odyssey Healthcare Inc. (a)...........        2,000           51,880
                                                       -------------
                                                           6,034,320

Metals & Mining -- 0.04%
-----------------------------------------------------------------------
WHX Corporation (a)...................      105,000          161,700

Multi-Line Insurance -- 0.12%
-----------------------------------------------------------------------
Alleghany Corporation.................        2,800          538,860

Neutraceuticals -- 0.17%
-----------------------------------------------------------------------
Weider Nutrition International Inc....      480,000          806,400

Oil Services -- 0.06%
-----------------------------------------------------------------------
RPC Inc...............................       15,000          264,750

Paper Products -- 0.65%
-----------------------------------------------------------------------
Greif Brothers Corporation
 (Class A)............................       92,000        3,031,400

Pharmaceuticals -- 0.06%
-----------------------------------------------------------------------
Twinlab Corporation (a)...............      220,000          297,000

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value
Printing & Publishing -- 5.52%
---------------------------------------------------------------
A.H. Belo Corporation (Class A)..    170,000   $   3,187,500
Journal Register Company (a).....    114,900       2,417,496
Lee Enterprises Inc..............     80,000       2,909,600
McClatchy Company (Class A)......     55,000       2,585,000
Media General Inc. (Class A).....    147,000       7,325,010
Penton Media Inc.................    155,000         970,300
Pulitzer Inc.....................     80,000       4,080,000
Thomas Nelson Inc................    113,200       1,256,520
Topps Company Inc. (a)...........     82,000         996,300
                                               -------------
                                                  25,727,726

Property-Casualty Insurance -- 0.75%
---------------------------------------------------------------
CNA Surety Corporation...........    225,000       3,487,500

Publishing -- 0.16%
---------------------------------------------------------------
PRIMEDIA Inc. (a)................    150,000         652,500
Value Line Inc...................      2,000          96,960
                                               -------------
                                                     749,460

Real Estate -- 1.17%
---------------------------------------------------------------
Catellus Development
 Corporation (a).................    140,000       2,576,000
Cendant Corporation (a)..........    100,000       1,961,000
Griffin Land & Nurseries Inc. (a)     47,000         639,670
Gyrodyne Company of America
 Inc. (a)........................     18,000         252,000
                                               -------------
                                                   5,428,670

Retail -- 0.88%
---------------------------------------------------------------
Blockbuster Inc..................     10,000         252,000
Lillian Vernon Corporation.......    120,000         798,000
Neiman Marcus Group
 (Class B) (a)...................     40,000       1,188,000
Neiman-Marcus Group Inc.
 (Class A) (a)...................     45,000       1,398,150
Sports Authority Inc. (a)........     70,000         399,000
ValueVision International Inc.
 (Class A) (a)...................      3,000          58,770
                                               -------------
                                                   4,093,920

Security & Investigation Services -- 0.05%
---------------------------------------------------------------
Wackenhut Corporation
  (Class A) (a)..................     10,000         248,000

Technology -- 0.13%
---------------------------------------------------------------
Flir Systems Inc. (a)............      3,000         113,760
J Net Enterprises Inc. (a).......    185,500         480,445
                                               -------------
                                                     594,205

Telecommunications -- 3.91%
---------------------------------------------------------------
AirGate PCS, Inc. (a)............     21,000         956,550
Atlantic Tele-Network, Inc.......     12,000         169,800
Broadwing Inc. (a)...............    300,000       2,850,000
Centurytel Inc...................     25,000         820,000
Citizens Communications
 Company (a).....................    250,000       2,665,000

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value
Commonwealth Telephone
 Enterprises Inc. (a)...............     40,000   $   1,820,000
Communications Systems Inc..........     92,000         693,680
Conestoga Enterprises Inc...........     40,000       1,278,004
Corecomm Ltd. (a)...................    475,000          75,953
Liberty Satellite & Technology
 Inc. (a)...........................     40,000          37,600
McLeodUSA Inc. (a)..................    100,000          37,000
Nextel Partners Inc. (a)............     70,000         840,000
Panamsat Corporation (a)............     20,000         437,600
Plantronics Inc. (a)................      5,000         128,200
Rural Celluar Corporation (a).......     60,000       1,335,000
Telephone and Data Systems Inc......     44,000       3,949,000
Triton PCS Holdings, Inc. (a).......      5,000         146,750
                                                  -------------
                                                     18,240,137

Transportation -- 0.73%
------------------------------------------------------------------
GATX Corporation....................     90,000       2,926,800
Marine Prods Corporation............     37,500         166,875
TransPro Inc. (a)...................    100,000         310,000
                                                  -------------
                                                      3,403,675

Travel/Entertainment/Leisure -- 0.02%
------------------------------------------------------------------
Bowlin Travel Centers Inc. (a)......     60,000          72,000

Utilities -- 1.29%
------------------------------------------------------------------
AGL Resources Inc...................     55,000       1,266,100
CH Energy Group Inc.................     50,000       2,173,500
Florida Public Utilities Company....     17,500         301,525
SJW Corporation.....................     16,200       1,381,698
Southwest Gas Corporation...........     40,000         894,000
                                                  -------------
                                                      6,016,823

Waste Management -- 1.10%
------------------------------------------------------------------
Allied Waste Industries Inc. (a)....    250,000       3,515,000
Republic Services Inc. (a)..........     80,000       1,597,600
                                                  -------------
                                                      5,112,600

Wireless Communications -- 3.15%
------------------------------------------------------------------
Allen Telecom Inc. (a)..............    208,000       1,768,000
Centennial Communications
 Corporation (a)....................     85,000         870,400
Leap Wireless International Inc. (a)    130,000       2,726,100
Loral Space & Communications (a)....    290,000         867,100
Nextel Communications Inc.
 (Class A) (a)......................    105,000       1,150,800
Price Communications
 Corporation (a)....................    200,000       3,818,000
TeleCorp PCS, Inc.
 (Class A) (a)......................     40,120         500,296
United States Cellular
 Corporation (a)....................     66,000       2,986,500
                                                  -------------
                                                     14,687,196
                                                  -------------

Total Domestic Common Stocks
(Identified cost $373,315,815)...................   384,480,694
------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount           Value

Foreign Stocks -- 1.86%
------------------------------------------------------------------

Business Services -- 0.07%
------------------------------------------------------------------
Professional Staff (ADR) (a).....      145,000    $     319,000

Cable -- 0.52%
------------------------------------------------------------------
Rogers Communications Inc.
 (Class B) (a)...................      145,000        2,436,000

Hotels & Restaurants -- 0.44%
------------------------------------------------------------------
Sun International Hotels Ltd. (a)       81,214        2,058,775

Metals & Mining -- 0.28%
------------------------------------------------------------------
Barrick Gold Corporation.........       79,500        1,268,025
TVX Gold Inc. (a)................      100,000           43,000
                                                  -------------
                                                      1,311,025

Telecommunications -- 0.11%
------------------------------------------------------------------
AO VimpelCom.....................       20,000          521,000
GST Telecommunications
 Inc. (a)(m).....................       45,000              225
                                                  -------------
                                                        521,225

Wireless Communications -- 0.44%
------------------------------------------------------------------
Rogers Wireless Communications
 (Class B) (a)...................      140,000        2,037,000
                                                  -------------

Total Foreign Stocks
(Identified cost $8,648,317).....................     8,683,025
------------------------------------------------------------------

                                  Number
                                of Shares
                               or Principal
                                  Amount       Value

U.S. Treasury Bills -- 10.38%
--------------------------------------------------------
1.63% due 01/10/02............ $   500,000  $    499,796
1.64% due 01/10/02............     600,000       599,754
1.69% due 01/10/02............   1,000,000       999,578
1.64% due 01/17/02............   1,001,000     1,000,270
1.715% due 01/24/02...........  23,296,000    23,270,475
1.725% due 02/14/02...........  10,000,000     9,978,917
1.67% due 03/14/02............  11,046,000    11,009,106
1.685% due 03/21/02...........   1,000,000       996,302
                                            ------------

Total U.S. Treasury Bills
(Identified cost $48,354,198)..............   48,354,198
--------------------------------------------------------

Repurchase Agreement -- 4.95%
--------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement, 1.45%
 due 01/02/02, Maturity Value
 $23,068,858
 Collateral: GNMA $24,010,000,
 6.00% due 12/15/29
 Value $23,664,189............  23,067,000    23,067,000
                                            ------------

Total Repurchase Agreement
(Identified cost $23,067,000)..............   23,067,000
--------------------------------------------------------

Total Investments
(Identified cost $453,385,330)............. $464,584,917

Other Assets Less Liabilities -- 0.31%.....    1,424,736
                                            ------------

Net Assets -- 100%......................... $466,009,653
--------------------------------------------------------


(a) Non-income producing security.
(d) Security is fair valued at December 31, 2001.
(f) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in this affiliated company as of December 31, 2001 was $680,850.
(g) Restricted securities as of December 31, 2001 were as follows:

                                                                                Aggregate
                                                                              --------------
                                     Date of   Number of           Fair Value                Percent of
Description                        Acquisition   Units   Unit Cost  per Unit   Cost   Value  Net Assets
-------------------------------------------------------------------------------------------------------
Noel Group Units..................  04/13/99    15,000     $0.49     $  --    $ 7,320 $   --    0.00%
Noel Group Liquidating Trust Units  10/08/98    15,000     $0.81     $0.66     12,187  9,900    0.00%

(m) Illiquid security.

(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Capital Appreciation Fund
                             SUBADVISER'S COMMENTS

Marsico Capital Management, LLC
Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC ("Marsico"), which manages approximately $11.9 billion for institutional clients and whose usual investment minimum is $ 100 million, became subadviser to the Enterprise Capital Appreciation Fund on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual Fund construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

2001 Performance Review

The Fund's position in various industries had a positive effect, as compared to the S&P 500 Index, on investment results. While overall performance for the Fund's health care-related investments was mixed in 2001, due in large part to the Fund's pharmaceutical holdings, its investments in companies such as Tenet Health Care Corporation, Quest Diagnostics Inc and UnitedHealth Group Inc. added value. Aided by a strong fourth quarter rally, the Fund's consumer-related holdings, particularly retailing companies such as The Home Depot Inc., Costco Wholesale Corporation, and Wal-Mart Stores Inc., added value in 2001. The Fund's beverage positions, particularly PepsiCo. Inc., also contributed positively to investment returns. The Fund benefited from an under-weighting throughout much of the year in technology companies. The sector as a whole, however, was a negative for the Fund due to owning several companies that traded down sharply early in the 2001. The Fund's positions in aerospace/defense companies, such as L-3 Communications Holdings Inc. and General Dynamics Corporation, contributed positively to performance. The Fund's relatively modest allocation to utilities, particularly telephone companies, contributed positively to performance. In the financial services sector, USA Education, formerly known as Student Loan Marketing Association, was one of the best-performing stocks in the Fund.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

The Fund's position in various industries had a negative effect, as compared to the S&P 500 Index, on investment results. The single-largest "Achilles heel" for the Fund, from a performance perspective, were its pharmaceutical holdings in the first half of 2001. The Fund's early-2001 technology-related positions in companies such as EMC Corporation, Adobe Systems Inc., QUALCOMM Inc., and Corning Inc. traded down sharply and exerted a negative effect on investment results for the full year. In the financial services sector, the Fund's brokerage positions, particularly Merrill Lynch & Company Inc., Goldman Sachs Group Inc., and Morgan Stanley Dean Witter & Company, detracted from performance. While aerospace/defense holdings contributed positively to performance, Boeing Company was an exception. Additionally, General Electric Company had a negative effect on performance. The Fund's energy-related holdings, particularly Smith International Inc., Calpine Corporation and Schlumberger, detracted from performance.

                                    [CHART]

    Enterprise Capital Appreciation Fund
                          S & P 500/Barra     Lipper Large-Cap
               A-Shares    Growth Index*     Growth Fund Index*
12/31/1991     $9,523.81    $10,000.00          $10,000.00
12/31/1992    $10,078.79    $10,506.69          $10,688.64
12/31/1993    $10,654.33    $10,683.38          $11,827.97
12/31/1994    $10,285.37    $11,017.47          $11,730.49
12/31/1995    $12,929.02    $15,217.87          $15,826.71
12/31/1996    $15,065.17    $18,866.94          $19,080.81
12/31/1997    $18,119.15    $25,761.21          $24,345.33
12/31/1998    $23,582.21    $36,620.31          $33,224.72
12/31/1999    $32,871.21    $46,962.78          $44,792.75
12/31/2000    $28,207.30    $36,593.90          $35,978.09
12/31/2001    $22,452.05    $31,935.05          $27,390.71

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Capital Appreciation Fund
          A - Shares                           1-Year  5-Year 10-Year
          With Sales Charge                    -24.19%  7.26%  8.42%
          Without Sales Charge                 -20.40%  8.31%  8.95%
          S&P 500/Barra Growth Index*          -12.73% 11.10% 12.31%
          Lipper Large-Cap Growth Fund Index*  -23.87%  7.50% 10.60%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Capital Appreciation Fund
         C - Shares                           1-Year  05/01/97-12/31/01
         With Sales Charge                    -21.66%       8.86%
         Without Sales Charge                 -20.87%       8.86%
         S&P 500/Barra Growth Index*          -12.73%       9.26%
         Lipper Large-Cap Growth Fund Index*  -23.87%       6.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise Capital Appreciation Fund
     B - Shares                           1-Year  5-Year 05/01/95-12/31/01
     With Sales Charge                    -24.81%  7.48%      10.95%
     Without Sales Charge                 -20.85%  7.71%      10.95%
     S&P 500/Barra Growth Index*          -12.73% 11.10%      15.22%
     Lipper Large-Cap Growth Fund Index*  -23.87%  7.50%      11.93%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Capital Appreciation Fund
         Y - Shares                           1-Year  05/31/98-12/31/01
         Annualized Return                    -20.06%       3.59%
         S&P 500/Barra Growth Index*          -12.73%       2.14%
         Lipper Large-Cap Growth Fund Index*  -23.87%      -0.35%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of stocks in the S&P 500 with high price to book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Future Investment Strategy

Marsico continues to favor companies in which it has a high level of conviction in the overall earnings visibility; particularly those that Marsico believes are economically sensitive and potentially could benefit from the resumption of meaningful economic growth. One important investment theme expressed in the Fund is Marsico's belief that an economic recovery will, in large part, be a consumer-driven process. Other areas of interest to Marsico include medical products/devices, and so-called "assured demand" types of companies (e.g., beverage, food, cable television, building construction and materials) -- companies that Marsico feels offer relatively predictable earnings streams even in uncertain economic times.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Capital Appreciation Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount          Value

Domestic Common Stocks -- 86.60%
------------------------------------------------------------------

Advertising -- 1.05%
-----------------------------------------------------------------
Omnicom Group Inc................      23,941    $   2,139,128

Aerospace -- 8.23%
-----------------------------------------------------------------
General Dynamics Corporation.....      93,019        7,408,033
L-3 Communications Holdings
 Inc. (a)........................      13,286        1,195,740
Lockheed Martin Corporation......     173,300        8,087,911
                                                 -------------
                                                    16,691,684

Airlines -- 0.66%
-----------------------------------------------------------------
Skywest Inc......................      52,484        1,335,718

Biotechnology -- 0.39%
-----------------------------------------------------------------
InterMune Inc. (a)...............      15,936          785,007

Cable -- 3.87%
-----------------------------------------------------------------
Charter Communications Inc. (a)..     150,894        2,479,188
Comcast Corporation (Class A) (a)     149,132        5,368,752
                                                 -------------
                                                     7,847,940

Computer Hardware -- 5.52%
-----------------------------------------------------------------
Cisco Systems Inc. (a)...........     284,270        5,148,130
International Business Machines
 Corporation.....................      49,970        6,044,371
                                                 -------------
                                                    11,192,501

Computer Software -- 5.57%
-----------------------------------------------------------------
Microsoft Corporation (a)........     140,160        9,288,403
Siebel Systems Inc. (a)..........      71,486        2,000,178
                                                 -------------
                                                    11,288,581

Entertainment & Leisure -- 0.12%
-----------------------------------------------------------------
MGM Mirage Inc...................       8,632          249,206

Finance -- 7.25%
-----------------------------------------------------------------
Lehman Brothers Holdings Inc.....      89,731        5,994,031
USA Education Inc................     103,700        8,712,874
                                                 -------------
                                                    14,706,905

Food, Beverages & Tobacco -- 3.80%
-----------------------------------------------------------------
Anheuser-Busch Companies, Inc....      38,360        1,734,255
PepsiCo Inc......................     122,736        5,976,016
                                                 -------------
                                                     7,710,271

Health Care -- 4.50%
-----------------------------------------------------------------
Tenet Healthcare Corporation (a).     155,487        9,130,197

Hotels & Restaurants -- 3.05%
-----------------------------------------------------------------
Four Season Hotels Inc...........     126,924        5,934,966
Mandalay Resort Group (a)........      11,412          244,217
                                                 -------------
                                                     6,179,183

                                     Number
                                   of Shares
                                  or Principal
                                     Amount          Value

Medical Services -- 5.78%
-----------------------------------------------------------------
Quest Diagnostics Inc. (a).......      38,576    $   2,766,285
UnitedHealth Group Inc...........     126,558        8,956,510
                                                 -------------
                                                    11,722,795

Misc. Financial Services -- 8.61%
-----------------------------------------------------------------
Citigroup Inc....................     209,863       10,593,884
Fannie Mae.......................      86,382        6,867,369
                                                 -------------
                                                    17,461,253

Pharmaceuticals -- 3.78%
-----------------------------------------------------------------
Forest Laboratories Inc. (a).....       8,410          689,200
Johnson & Johnson................     118,020        6,974,982
                                                 -------------
                                                     7,664,182

Real Estate -- 0.21%
-----------------------------------------------------------------
Equity Office Properties Trust...      14,183          426,625

Retail -- 15.81%
-----------------------------------------------------------------
Costco Wholesale Corporation (a).     225,768       10,019,584
Home Depot Inc...................     176,871        9,022,190
Tiffany & Company................     217,481        6,844,127
Wal-Mart Stores Inc..............     107,369        6,179,086
                                                 -------------
                                                    32,064,987

Savings and Loan -- 1.36%
-----------------------------------------------------------------
Washington Mutual Inc............      84,560        2,765,112

Semiconductors -- 0.98%
-----------------------------------------------------------------
Applied Materials Inc. (a).......      49,586        1,988,399

Telecommunications -- 2.19%
-----------------------------------------------------------------
QUALCOMM Inc. (a)................      87,738        4,430,769

Transportation -- 3.87%
-----------------------------------------------------------------
FedEx Corporation (a)............      47,575        2,468,191
Southwest Airlines Company.......     262,101        4,843,626
Union Pacific Corporation........       9,302          530,214
                                                 -------------
                                                     7,842,031
                                                 -------------

Total Domestic Common Stocks
(Identified cost $159,948,405)..................   175,622,474
-----------------------------------------------------------------

Foreign Stocks -- 9.16%
-----------------------------------------------------------------

Aerospace -- 0.75%
-----------------------------------------------------------------
Embraer Empresa Brasileira de
 Aeronautica (ADR)...............      68,784        1,522,190

Automotive -- 2.19%
-----------------------------------------------------------------
Bayerische Motoren Werke (a).....     127,340        4,437,720

Food, Beverages & Tobacco -- 2.25%
-----------------------------------------------------------------
Heineken (a).....................      25,656          972,657
Unilever.........................      62,222        3,584,609
                                                 -------------
                                                     4,557,266

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                           Number
                         of Shares
                        or Principal
                           Amount          Value

Manufacturing -- 3.88%
-------------------------------------------------------
Tyco International Ltd.     133,626    $   7,870,571

Wireless Communications -- 0.09%
-------------------------------------------------------
Vodafone Group (ADR)...       7,504          192,703
                                       -------------

Total Foreign Stocks
(Identified cost $18,802,579).........    18,850,450
-------------------------------------------------------

Foreign Preferred Stock -- 1.17%
-------------------------------------------------------

Automotive -- 1.17%
-------------------------------------------------------
Porsche (a)............       6,222        2,364,392
                                       -------------

Total Foreign Preferred Stock
(Identified cost $2,249,811)..........     2,364,392
-------------------------------------------------------

                                   Number
                                 of Shares
                                or Principal
                                   Amount       Value

Commercial Paper -- 3.16%
---------------------------------------------------------
Federal Home Loan Bank Discount
 Note, 1.43% due 01/02/02......  $6,400,000  $  6,399,746
                                             ------------

Total Commercial Paper
(Identified cost $6,399,746)................    6,399,746
---------------------------------------------------------

Total Investments
(Identified cost $187,400,540).............. $202,967,062

Other Assets Less Liabilities -- (0.09) %...    (178,432)
                                             ------------

Net Assets -- 100%.......................... $202,788,630
---------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.
                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                          Enterprise Deep Value Fund
                             SUBADVISER'S COMMENTS

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP ("Wellington"), which manages approximately $311.0 billion for institutional clients and whose usual investment minimum is $20 million, became subadviser to the Enterprise Deep Value Fund on May 31, 200l.

Investment Objective

The objective of the Enterprise Deep Value Fund is to seek total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Fund invests primarily in large capitalization companies whose stocks the subadviser considers to be undervalued stocks. The Fund may also invest in companies with mid-sized or small market capitalizations. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the subadviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The subadviser's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Since the inception of the Enterprise Deep Value Fund on May 31, 2001, the focus of the stock market has been on the barrage of earnings disappointments being reported. The fundamental deterioration of the economy that took place in the wake of the September 11th tragedies pushed the U.S. economy into a recession. The terrorist attacks interrupted business and consumer activity and prompted increased fiscal and monetary stimulus.

The Fund, however, was well positioned to withstand the changing market environment with an over-weight to the more cyclical sectors of the economy. For the period since the inception of the Fund, stock selection in consumer discretionary, industrials, and utilities sectors were the largest contributors to performance. Stock selection in materials detracted the most from the performance of the Fund since its inception.

The U.S. economy was in recession in 2001, but it successfully avoided the potential meltdown scenario. After a dismal end to the third quarter, the market regained its footing in the fourth quarter. At the beginning of the fourth quarter, things were far less certain. Military retribution by the U.S. for the attacks on September 11th was imminent, and the likelihood of success was uncertain. A weak U.S. economy that earlier had begun to take fragile steps toward recovery headed deeper into recession, the nation's travel industry was fighting for its life, and unemployment, driven by layoffs in the transportation sector, rose toward levels not seen since the previous downturn. By the end of the year, military success in Afghanistan had surpassed even the most optimistic forecasts, and the U.S. economy had been aided by aggressive liquidity injections, financing deals by the large auto manufacturers and continued strength in the housing market.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                                    [CHART]

                Enterprise Deep       Lipper Large-Cap        Russell 1000
              Value Fund A-Shares     Value Fund Index*       Value Index*
 5/31/2001        $ 9,523.81            $ 10,000.00            $ 10,000.00
12/31/2001        $ 9,484.54            $  9,231.35            $  9,348.89


                           Cumulative Total Returns
                       Periods ending December 31, 2001

            Enterprise Deep Value Fund A - Shares 05/31/01-12/31/01
             With Sales Charge                         -5.15%
             Without Sales Charge                      -0.41%
             Russell 1000 Value Index*                 -6.51%
             Lipper Large-Cap Value Fund Index*        -7.69%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

            Enterprise Deep Value Fund C - Shares 05/31/01-12/31/01
             With Sales Charge                         -1.70%
             Without Sales Charge                      -0.71%
             Russell 1000 Value Index*                 -6.51%
             Lipper Large-Cap Value Fund Index*        -7.69%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

            Enterprise Deep Value Fund B - Shares 05/31/01-12/31/01
             With Sales Charge                         -5.66%
             Without Sales Charge                      -0.71%
             Russell 1000 Value Index*                 -6.51%
             Lipper Large-Cap Value Fund Index*        -7.69%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

            Enterprise Deep Value Fund Y - Shares 05/31/01-12/31/01
             Cumulative Return                         -0.21%
             Russell 1000 Value Index*                 -6.51%
             Lipper Large-Cap Value Fund Index*        -7.69%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on total year end net asset value, in the Lipper Large-Cap Value Fund Index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Wellington believes that visibility regarding the outlook for 2002 remains cloudy, but may involve an economic recovery in the U.S. starting in the first half of the year. Assuming an economic recovery does occur in the first six months of 2002, the U.S. will have experienced only a mild recession, which is quite remarkable given all the problems to digest. Lower energy costs, inventory rebuilding, and lower interest rates all have helped consumer spending, the backbone of economic strength. In this scenario, however, it is hard to envision a strong recovery bounce, because Wellington believes that many consumer cyclical sectors have held up well. Capital spending may recover, rather than jump, as operating rates are low and bond-rating agencies have scared public borrowers. Bank lending policy remains reasonably tight.

Corporate profits are under pressure from sluggish top line growth and high labor costs, but remain supported somewhat by lower raw materials costs and firming industrial demand. Wellington expects a muted recovery in corporate profits and looks for an increase of 5-10 percent in 2002. The underlying strength in corporate profits may be overstated by a few percentage points due to the recent accounting change regarding goodwill amortization. The liquidity surge created by the monetary authorities clearly has propped up the equity market, and investors are complacent about a robust earnings recovery. Wellington believes, although the equity market is below its peak level, P/E ratios remain well above average, as forecasted earnings for 2002 have decreased more rapidly than the prices of shares.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                          Enterprise Deep Value Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Domestic Common Stocks -- 95.71%
----------------------------------------------------------------

Banking -- 6.82%
----------------------------------------------------------------
Bank of America Corporation.......      1,900   $    119,605
J. P. Morgan Chase & Company......      4,200        152,670
National City Corporation.........     10,500        307,020
PNC Financial Services Group......        600         33,720
Wells Fargo & Company.............      3,400        147,730
                                                ------------
                                                     760,745

Broadcasting -- 1.67%
----------------------------------------------------------------
Liberty Media
 Corporation (Class A) (a)........     13,300        186,200

Business Services -- 0.10%
----------------------------------------------------------------
Aramark Corporation (a)...........        400         10,760

Cable -- 3.64%
----------------------------------------------------------------
Adelphia Communications
 Corporation (Class A) (a)........      8,400        261,912
Comcast Corporation (Class A) (a).      4,000        144,000
                                                ------------
                                                     405,912

Chemicals -- 1.98%
----------------------------------------------------------------
Ashland Inc.......................      2,400        110,592
Du Pont (E. I.) de Nemours &
 Company..........................      2,600        110,526
                                                ------------
                                                     221,118

Computer Hardware -- 3.44%
----------------------------------------------------------------
Dell Computer Corporation (a).....      7,900        214,722
Hewlett-Packard Company...........      8,200        168,428
                                                ------------
                                                     383,150

Computer Services -- 1.03%
----------------------------------------------------------------
KPMG Consulting Inc. (a)..........      6,900        114,333

Consumer Products -- 7.08%
----------------------------------------------------------------
Kimberly-Clark Corporation........      6,700        400,660
Nike, Inc. (Class B)..............      6,900        388,056
                                                ------------
                                                     788,716

Crude & Petroleum -- 5.49%
----------------------------------------------------------------
Exxon Mobil Corporation...........     12,100        475,530
GlobalSantaFe Corporation.........      4,800        136,896
                                                ------------
                                                     612,426

Electrical Equipment -- 0.26%
----------------------------------------------------------------
Emerson Electric Company..........        500         28,550

Electronics -- 1.05%
----------------------------------------------------------------
Agere Systems Inc. (a)............     14,200         80,798
Rockwell International Corporation      2,000         35,720
                                                ------------
                                                     116,518

Energy -- 3.61%
----------------------------------------------------------------
Exelon Corporation................        900         43,092

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

FirstEnergy Corporation...............      6,800    $    237,864
Progress Energy Inc...................      2,700         121,581
                                                    -------------
                                                          402,537

Finance -- 0.25%
--------------------------------------------------------------------
Goldman Sachs Group Inc...............        300          27,825

Food, Beverages & Tobacco -- 2.45%
--------------------------------------------------------------------
Kellogg Company.......................      3,900         117,390
PepsiCo Inc...........................      3,200         155,808
                                                    -------------
                                                          273,198

Health Care -- 1.05%
--------------------------------------------------------------------
Tenet Healthcare Corporation (a)......      2,000         117,440

Insurance -- 4.55%
--------------------------------------------------------------------
ACE Ltd...............................      6,100         244,915
Cigna Corporation.....................      1,900         176,035
Marsh & McLennan Companies Inc........        800          85,960
                                                    -------------
                                                          506,910

Life Insurance -- 0.25%
--------------------------------------------------------------------
Stancorp Financial Group Inc..........        600          28,350

Machinery -- 3.12%
--------------------------------------------------------------------
Caterpillar Inc.......................      6,400         334,400
Illinois Tool Works Inc...............        200          13,544
                                                    -------------
                                                          347,944

Manufacturing -- 0.71%
--------------------------------------------------------------------
Stanley Works.........................      1,700          79,169

Media -- 0.06%
--------------------------------------------------------------------
Gannett Company Inc...................        100           6,723

Medical Instruments -- 0.76%
--------------------------------------------------------------------
Beckman Coulter Inc...................      1,900          84,170

Metals & Mining -- 3.95%
--------------------------------------------------------------------
Alcoa Inc.............................     12,400         440,820

Misc. Financial Services -- 5.81%
--------------------------------------------------------------------
Citigroup Inc.........................     10,300         519,944
Fannie Mae............................      1,600         127,200
                                                    -------------
                                                          647,144

Multi-Line Insurance -- 3.65%
--------------------------------------------------------------------
American International Group Inc......         57           4,526
Hartford Financial Services Group Inc.      6,400         402,112
                                                    -------------
                                                          406,638

Oil Services -- 0.76%
--------------------------------------------------------------------
Rowan Companies Inc. (a)..............      4,400          85,228

Pharmaceuticals -- 3.68%
--------------------------------------------------------------------
Abbott Laboratories...................      1,700          94,775
Pharmacia Corporation.................      5,200         221,780
Schering-Plough Corporation...........      2,600          93,106
                                                    -------------
                                                          409,661

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

Property - Casualty Insurance -- 0.87%
--------------------------------------------------------------
Chubb Corporation................      1,400   $     96,600

Real Estate -- 1.25%
--------------------------------------------------------------
Archstone Smith Trust............      5,300        139,390

Retail -- 6.54%
--------------------------------------------------------------
CVS Corporation..................      4,300        127,280
Dollar General Corporation.......      9,500        141,550
Family Dollar Stores Inc.........     10,400        311,792
May Department Stores Company....      4,000        147,920
                                               ------------
                                                    728,542

Savings and Loan -- 3.87%
--------------------------------------------------------------
Washington Mutual Inc............     13,200        431,640

Semiconductors -- 1.19%
--------------------------------------------------------------
Teradyne Inc. (a)................      4,400        132,616

Telecommunications -- 7.07%
--------------------------------------------------------------
AT&T Corporation.................      2,900         52,606
BellSouth Corporation............      6,400        244,160
McLeodUSA Inc. (a)...............     12,800          4,736
Qwest Communications
 International Inc...............      4,600         64,998
Sprint Corporation...............      8,500        170,680
Verizon Communications Inc.......        100          4,746
WorldCom Inc. - WorldCom
 Group (a).......................     17,500        246,400
                                               ------------
                                                    788,326

Transportation -- 0.82%
--------------------------------------------------------------
Canadian National Railway
 Company.........................      1,900         91,732

Utilities -- 3.71%
--------------------------------------------------------------
FPL Group Inc....................      1,200         67,680
National Fuel Gas Company........      3,200         79,040
Pinnacle West Capital Corporation        600         25,110
Scana Corporation................      2,400         66,792
Southern Company.................      6,900        174,915
                                               ------------
                                                    413,537

Waste Management -- 1.43%
--------------------------------------------------------------
Republic Services Inc. (a).......      8,000        159,760

Wireless Communications -- 1.74%
--------------------------------------------------------------
AT&T Wireless Services Inc. (a)..      1,265         18,178
Motorola Inc.....................     11,700        175,734
                                               ------------
                                                    193,912
                                               ------------

Total Domestic Common Stocks
(Identified cost $10,351,421).................   10,668,240
--------------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Foreign Stocks -- 1.55%
------------------------------------------------------------------

Oil Services -- 1.55%
------------------------------------------------------------------
Petroleo Brasileiro- Petrobras (ADR)       2,900   $     64,467
Shell Transport & Trading Company
 (ADR)..............................       2,600        107,770
                                                   ------------
                                                        172,237
                                                   ------------

Total Foreign Stocks
(Identified cost $179,119)........................      172,237
------------------------------------------------------------------

Repurchase Agreement -- 1.66%
------------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $185,015
 Collateral: GNMA $195,000,
 6.00% due 11/15/31,
 Value $192,108.....................  $  185,000        185,000
                                                   ------------

Total Repurchase Agreement
(Identified cost $185,000)........................      185,000
------------------------------------------------------------------

Total Investments
(Identified cost $10,715,540)..................... $ 11,025,477

Other Assets Less Liabilities -- 1.08%............      120,795
                                                   ------------

Net Assets -- 100%................................ $ 11,146,272
------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Equity Fund
                             SUBADVISER'S COMMENTS

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW Group, Inc. manages approximately $75 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

Investment Strategies

The Enterprise Equity Fund invests primarily in U.S. common stocks of companies that meet the subadviser's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The subadviser selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets.

2001 Performance Review

Throughout 2001, the U.S. economy declined in sync with most other world economies. This slowdown was driven by an abrupt slowdown in spending for telecommunications and technology equipment. Companies in these two economic sectors were the worst performers in the market for the first three quarters of the year. TCW believes that the declines sustained put many of these companies' shares at rather oversold prices. Oversold conditions enabled a technology bounce in the fourth quarter.

With what began at the very beginning of the year, the Fed cut the discount rate 11 times down to 1.75 percent. This resulted in low-cost financing for automobiles and record high mortgage refinancing. While the consumer has held in through the year, in order for a sustained recovery to materialize, corporate spending will need to recover. The economy is seeing some early signs of increased capital spending. Productivity gains achieved through the use of technology will enable companies to step up spending in order to improve their competitive positions. The equity markets at the end of 2001 rewarded companies that were well positioned to benefit from a resumption in spending for today's more efficient equipment and software.

In December, the Enterprise Large Cap Fund was merged into the Enterprise Equity Fund. This was accomplished without any material disruption and TCW believes the integration will not negatively impact performance on an on going basis.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


                             [LINE CHART]

            Enterprise Equity    S & P 500          Lipper Large-Cap
              Fund A-Shares        Index*          Growth Fund Index*

  5/1/1997     $  9,523.81      $ 10,000.00           $ 10,000.00
12/31/1997     $ 11,552.02      $ 12,256.41           $ 12,163.42
12/31/1998     $ 12,635.04      $ 15,757.74           $ 16,599.75
12/31/1999     $ 14,802.41      $ 19,072.03           $ 22,379.37
12/31/2000     $ 14,089.16      $ 17,335.45           $ 17,975.38
12/31/2001     $ 11,447.08      $ 15,275.54           $ 13,684.96



                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Equity Fund A - Shares   1-Year  05/01/97-12/31/01
         With Sales Charge                   -22.62%       2.94%
         Without Sales Charge                -18.75%       4.02%
         S & P 500 Index*                    -11.88%       9.50%
         Lipper Large-Cap Growth Fund Index* -23.87%       6.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Equity Fund C - Shares   1-Year  05/01/97-12/31/01
         With Sales Charge                   -19.75%       3.54%
         Without Sales Charge                -18.94%       3.54%
         S & P 500 Index*                    -11.88%       9.50%
         Lipper Large-Cap Growth Fund Index* -23.87%       6.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Equity Fund B - Shares   1-Year  05/01/97-12/31/01
         With Sales Charge                   -23.11%       3.10%
         Without Sales Charge                -19.09%       3.48%
         S & P 500 Index*                    -11.88%       9.50%
         Lipper Large-Cap Growth Fund Index* -23.87%       6.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Equity Fund Y - Shares   1-Year  10/31/98-12/31/01
         Annualized Return                   -18.21%       -1.52%
         S & P 500 Index*                    -11.88%        2.68%
         Lipper Large-Cap Growth Fund Index* -23.87%       -0.70%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

TCW believes the Fund is very well positioned, and the Fund's holdings will benefit from an improved economy.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Equity Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount          Value

Common Stocks -- 98.00%
------------------------------------------------------------------

Biotechnology -- 8.66%
-----------------------------------------------------------------
Amgen Inc. (a)...................     105,300    $   5,943,132
Genentech Inc. (a)...............     122,200        6,629,350
                                                 -------------
                                                    12,572,482

Business Services -- 3.74%
------------------------------------------------------------------
Paychex Inc......................     154,650        5,418,936

Computer Hardware -- 6.97%
-----------------------------------------------------------------
Cisco Systems Inc. (a)...........     170,300        3,084,133
Dell Computer Corporation (a)....     258,800        7,034,184
                                                 -------------
                                                    10,118,317

Computer Services -- 3.25%
-----------------------------------------------------------------
Juniper Networks Inc. (a)........      29,600          560,920
Pixar Inc. (a)...................     115,700        4,160,572
                                                 -------------
                                                     4,721,492

Computer Software -- 9.80%
-----------------------------------------------------------------
Microsoft Corporation (a)........     106,700        7,071,009
Siebel Systems Inc. (a)..........     255,340        7,144,413
                                                 -------------
                                                    14,215,422

Electrical Equipment -- 2.32%
-----------------------------------------------------------------
General Electric Company.........      84,000        3,366,720

Finance -- 4.63%
-----------------------------------------------------------------
Stilwell Financial Inc...........     246,900        6,720,618

Insurance -- 11.10%
-----------------------------------------------------------------
Progressive Corporation (Ohio)...     107,900       16,109,470

Medical Services -- 2.91%
-----------------------------------------------------------------
Biogen Inc. (a)..................      73,700        4,226,695

Misc. Financial Services -- 3.78%
-----------------------------------------------------------------
Charles Schwab Corporation.......     354,200        5,479,474

Multi-Line Insurance -- 2.39%
-----------------------------------------------------------------
American International Group Inc.      43,650        3,465,810

Pharmaceuticals -- 3.25%
-----------------------------------------------------------------
Eli Lilly & Company..............      25,900        2,034,186
Pfizer Inc.......................      67,350        2,683,898
                                                 -------------
                                                     4,718,084

Retail -- 7.45%
-----------------------------------------------------------------
Home Depot Inc...................     105,400        5,376,454
Wal-Mart Stores Inc..............      94,300        5,426,965
                                                 -------------
                                                    10,803,419

                                        Number
                                      of Shares
                                     or Principal
                                        Amount          Value

Semiconductors -- 16.53%
--------------------------------------------------------------------
Applied Materials Inc. (a)..........     140,235    $   5,623,423
Intel Corporation...................     140,300        4,412,435
Maxim Integrated Products Inc. (a)..     158,800        8,338,588
Xilinx Inc. (a).....................     143,900        5,619,295
                                                    -------------
                                                       23,993,741

Technology -- 4.34%
--------------------------------------------------------------------
Network Appliance Inc. (a)..........     287,600        6,289,812

Telecommunications -- 4.90%
--------------------------------------------------------------------
QUALCOMM Inc. (a)...................     140,700        7,105,350

Transportation -- 1.98%
--------------------------------------------------------------------
Southwest Airlines Company..........     155,800        2,879,184
                                                    -------------

Total Common Stocks
(Identified cost $175,116,878).....................   142,205,026
--------------------------------------------------------------------

Repurchase Agreement -- 2.05%
--------------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $2,979,240
 Collateral: GNMA $3,105,000,
 6.00% due 11/15/31 Value
 $3,058,943......................... $ 2,979,000        2,979,000
                                                    -------------

Total Repurchase Agreement
(Identified cost $2,979,000).......................     2,979,000
--------------------------------------------------------------------

Total Investments
(Identified cost $178,095,878)..................... $ 145,184,026

Other Assets Less Liabilities -- (0.05)%...........       (67,449)
                                                    -------------

Net Assets -- 100%................................. $ 145,116,577
--------------------------------------------------------------------

(a)Non-income producing security.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Equity Income Fund
                             SUBADVISER'S COMMENTS

1740 Advisers, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

1740 Advisers, Inc. ("1740 Advisers") has been subadviser to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.1 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

2001 Performance Review

In 2001, the profits recession, which began earlier in the year, turned into an economic recession. The bear market, which began with technology and telecom, spread into the broad market averages. 1740 Advisers believes that the terrorist attack had a substantial impact on consumer and investor confidence, and intensified the negative trends in the market and the economy.

In 2001, during the recession and bear market, 1740 Advisers' strategy has been defensive. That meant an emphasis on healthcare and consumer staples such as cosmetics, household products, and utilities: sectors, which were not heavily affected by the overall economy. More recently, the strategy was to move toward a barbell approach by adding more economy sensitive sectors. The Fund has reduced drugs, hospital supplies and household products, and has reinvested the proceeds into basic materials and capital spending related sectors. This means an increase in chemicals, papers and metals stocks. Auto parts, industrial conglomerates, machinery and equipment and retailers have also been increased as a percent of the Fund. Financials and energy are approximately market weighted.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


                                    [CHART]

                 Enterprise Equity          S & P 500/           Lipper Equity
               Income Fund A-Shares     Barra Value Index*     Income Fund Index*
12/31/1991         $ 9,523.81              $10,000.00              $10,000.00
12/31/1992         $10,331.38              $11,052.80              $10,974.02
12/31/1993         $11,720.79              $13,108.28              $12,603.04
12/31/1994         $11,663.93              $13,026.23              $12,487.65
12/31/1995         $15,559.31              $17,845.32              $16,212.81
12/31/1996         $18,338.42              $21,770.30              $19,126.41
12/31/1997         $23,488.16              $28,297.90              $24,320.37
12/31/1998         $26,101.38              $32,451.61              $27,184.73
12/31/1999         $27,980.68              $36,580.14              $28,323.08
12/31/2000         $29,502.55              $38,805.32              $30,436.95
12/31/2001         $26,011.44              $34,258.86              $28,853.65


                         Average Annual Total Returns
                         Periods ending December 31, 2001

    Enterprise Equity Income FundA - Shares           1-Year  5-Year 10-Year
    With Sales Charge                                 -16.01% 6.20%  10.03%
    Without Sales Charge                              -11.83% 7.24%  10.57%
    S&P 500/Barra Value Index*                        -11.72% 9.49%  13.10%
    Lipper Equity Income Fund Index*                   -5.20% 8.57%  11.18%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

  Enterprise Equity Income FundC - Shares           1-Year  05/01/97-12/31/01
  With Sales Charge                                 -13.14%       5.45%
  Without Sales Charge                              -12.28%       5.45%
  S&P 500/Barra Value Index*                        -11.72%       8.92%
  Lipper Equity Income Fund Index*                   -5.20%       8.14%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

 Enterprise Equity Income FundB - Shares      1-Year  5-Year 05/01/95-12/31/01
 With Sales Charge                            -16.58% 6.34%       10.53%
 Without Sales Charge                         -12.28% 6.64%       10.53%
 S&P 500/Barra Value Index*                   -11.72% 9.49%       13.47%
 Lipper Equity Income Fund Index*              -5.20% 8.57%       11.75%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

  Enterprise Equity Income FundY - Shares           1-Year  01/31/98-12/31/01
  Annualized Return                                 -11.44%       2.90%
  S&P 500/Barra Value Index*                        -11.72%       5.34%
  Lipper Equity Income Fund Index*                   -5.20%       4.47%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *S&P 500/Barra Value Index is an unmanaged capitalization weighted index composed of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

1740 Advisers believes the economy may stabilize in the first quarter and begin to improve during the second or third quarter. The recovery could be worldwide, just as was the downturn. The expectations for improvement come from a number of sources. First, there has been strong monetary stimulus for almost a year now and it usually takes ten to twelve months for lower rates to begin to have an impact. There has also been fiscal stimulus in the form of tax cuts and government spending on rebuilding and security. Second is the reversal of two factors that hurt the economy early last year: interest rates and energy prices. Energy costs have fallen, which is like a tax cut for consumers, and long-term interest rates have declined enough during 2001 to permit a substantial volume of mortgage refinancing. Finally, with the low level of inventories, industrial production will have to increase just to rebuild inventories, even if consumer spending is low.

1740 Advisers believes the key to the recovery's strength and sustainability is consumer confidence. Consumers have been through a lot: a bear market with its negative wealth effect, increasing layoff announcements, the terrorist attacks and the Anthrax scares. All this was on top of what is still a relatively high debt burden. Consumers thus far, when they have spent, have only responded to bargains, sales and zero percent financing. There is little room to raise prices and thus the pressure to improve earnings falls on cost cutting. Companies are also facing increased outlays for

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

insurance and security, which may be difficult to pass along completely. This also requires a lot of management time, focus and energy.

1740 Advisers believes the market will likely be subdued in 2002. With earnings growth restrained and the market having already experienced a substantial recovery off the panic low in September, stocks are not as cheap as they normally are after a bear market. Investors will have to scale back their hopes of a quick resumption of the 1990's rates of return, for a while, at least. But in a low interest rate and inflation world, the historic ten percent or so should not look that bad. In this type of environment there will still be attractive opportunities, even if the overall market is constrained. This is usually the time when the market begins to look ahead to a cyclical recovery, and this appears to be happening now.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Equity Income Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Domestic Common Stocks -- 89.87%
----------------------------------------------------------------

Aerospace -- 4.73%
----------------------------------------------------------------
Honeywell International Inc......    40,000    $   1,352,800
Northrop Grumman Corporation.....    20,000        2,016,200
Raytheon Company.................    40,000        1,298,800
United Technologies Corporation..    20,000        1,292,600
                                               -------------
                                                   5,960,400

Automotive -- 4.32%
----------------------------------------------------------------
General Motors Corporation.......    40,000        1,944,000
Johnson Controls Inc.............    25,000        2,018,750
TRW Inc..........................    40,000        1,481,600
                                               -------------
                                                   5,444,350

Banking -- 3.28%
----------------------------------------------------------------
Bank of America Corporation......    20,000        1,259,000
FleetBoston Financial Corporation    25,000          912,500
J. P. Morgan Chase & Company.....    30,000        1,090,500
Wells Fargo & Company............    20,000          869,000
                                               -------------
                                                   4,131,000

Chemicals -- 1.74%
----------------------------------------------------------------
Dow Chemical Company.............    65,000        2,195,700

Computer Hardware -- 0.57%
----------------------------------------------------------------
Hewlett-Packard Company..........    35,000          718,900

Conglomerates -- 2.49%
----------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company.........................    23,000        2,718,830
Textron Inc......................    10,000          414,600
                                               -------------
                                                   3,133,430

Construction -- 0.51%
----------------------------------------------------------------
Fluor Corporation................    17,000          635,800

Consumer Non-Durables -- 1.48%
----------------------------------------------------------------
Avon Products Inc................    40,000        1,860,000

Consumer Products -- 2.21%
----------------------------------------------------------------
Colgate-Palmolive Company........    20,000        1,155,000
Kimberly-Clark Corporation.......    15,000          897,000
Whirlpool Corporation............    10,000          733,300
                                               -------------
                                                   2,785,300

Crude & Petroleum -- 3.63%
----------------------------------------------------------------
Burlington Resources Inc.........    18,000          675,720
Chevron Texaco Corporation.......    15,000        1,344,150
Exxon Mobil Corporation..........    65,000        2,554,500
                                               -------------
                                                   4,574,370

Electrical Equipment -- 4.66%
----------------------------------------------------------------
Dominion Resources Inc...........    21,000        1,262,100
Emerson Electric Company.........    35,000        1,998,500
General Electric Company.........    65,000        2,605,200
                                               -------------
                                                   5,865,800

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Energy -- 2.95%
---------------------------------------------------------------
Duke Energy Corporation..........    30,000    $   1,177,800
El Paso Corporation..............    15,000          669,150
Entergy Corporation..............    25,000          977,750
Williams Companies Inc...........    35,000          893,200
                                               -------------
                                                   3,717,900

Food, Beverages & Tobacco -- 1.96%
---------------------------------------------------------------
Anheuser-Busch Companies, Inc....    20,000          904,200
PepsiCo Inc......................    32,000        1,558,080
                                               -------------
                                                   2,462,280

Insurance -- 1.62%
---------------------------------------------------------------
Cigna Corporation................     7,000          648,550
Marsh & McLennan Companies Inc...    13,000        1,396,850
                                               -------------
                                                   2,045,400

Machinery -- 6.37%
---------------------------------------------------------------
Caterpillar Inc..................    40,000        2,090,000
Deere & Company..................    40,000        1,746,400
Ingersoll-Rand Company...........    55,000        2,299,550
Pitney Bowes Inc.................    50,000        1,880,500
                                               -------------
                                                   8,016,450

Manufacturing -- 1.48%
---------------------------------------------------------------
Eaton Corporation................    25,000        1,860,250

Metals & Mining -- 1.84%
---------------------------------------------------------------
Alcan Inc........................    30,000        1,077,900
Nucor Corporation................    20,000        1,059,200
USX- U.S. Steel Group............    10,000          181,100
                                               -------------
                                                   2,318,200

Misc. Financial Services -- 5.11%
---------------------------------------------------------------
Citigroup Inc....................    50,000        2,524,000
Fannie Mae.......................    28,000        2,226,000
Morgan Stanley Dean Witter &
 Company.........................    30,000        1,678,200
                                               -------------
                                                   6,428,200

Multi-Line Insurance -- 2.30%
---------------------------------------------------------------
American International Group Inc.    15,000        1,191,000
Lincoln National Corporation.....    35,000        1,699,950
                                               -------------
                                                   2,890,950

Oil Services -- 6.13%
---------------------------------------------------------------
Baker Hughes Inc.................    25,000          911,750
Diamond Offshore Drilling Inc....    25,000          760,000
Halliburton Company..............    15,000          196,500
Kerr-McGee Corporation...........    13,000          712,400
KeySpan Corporation..............    45,000        1,559,250
Murphy Oil Corporation...........    12,000        1,008,480
Phillips Petroleum Company.......    15,000          903,900
Schlumberger Ltd.................    15,000          824,250
Tidewater Inc....................    25,000          847,500
                                               -------------
                                                   7,724,030

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

Paper & Forest Products -- 2.38%
-----------------------------------------------------------------
Georgia-Pacific Group..............    50,000    $   1,380,500
International Paper Company........    40,000        1,614,000
                                                 -------------
                                                     2,994,500

Paper Products -- 1.23%
-----------------------------------------------------------------
Mead Corporation...................    50,000        1,544,500

Pharmaceuticals -- 10.90%
-----------------------------------------------------------------
Abbott Laboratories................    30,000        1,672,500
American Home Products
 Corporation.......................    22,000        1,349,920
Baxter International Inc...........    32,000        1,716,160
Bristol-Myers Squibb Company.......    20,000        1,020,000
Eli Lilly & Company................    17,000        1,335,180
Johnson & Johnson..................    35,000        2,068,500
Merck & Company Inc................    17,000          999,600
Pfizer Inc.........................    50,000        1,992,500
Pharmacia Corporation..............    20,000          853,000
Schering-Plough Corporation........    20,000          716,200
                                                 -------------
                                                    13,723,560

Printing & Publishing -- 1.36%
-----------------------------------------------------------------
McGraw-Hill Companies Inc..........    28,000        1,707,440

Property-Casualty Insurance -- 2.10%
-----------------------------------------------------------------
Allstate Corporation...............    20,000          674,000
Chubb Corporation..................    17,000        1,173,000
St. Paul Companies Inc.............    18,000          791,460
                                                 -------------
                                                     2,638,460

Raw Materials -- 1.20%
-----------------------------------------------------------------
Weyerhaeuser Company...............    28,000        1,514,240

Real Estate -- 1.14%
-----------------------------------------------------------------
Equity Residential Properties Trust    50,000        1,435,500

Retail -- 1.28%
-----------------------------------------------------------------
J. C. Penney Company, Inc..........    60,000        1,614,000

Savings and Loan -- 1.04%
-----------------------------------------------------------------
Washington Mutual Inc..............    40,000        1,308,000

Telecommunications -- 4.27%
-----------------------------------------------------------------
BellSouth Corporation..............    30,000        1,144,500
SBC Communications Inc.............    35,000        1,370,950
Sprint Corporation FON.............    60,000        1,204,800
Verizon Communications Inc.........    35,000        1,661,100
                                                 -------------
                                                     5,381,350

                                Number
                              of Shares
                             or Principal
                                Amount       Value

Transportation -- 3.59%
------------------------------------------------------
Canadian National Railway
 Company....................      35,000  $  1,689,800
CSX Corporation.............      40,000     1,402,000
Union Pacific Corporation...      25,000     1,425,000
                                          ------------
                                             4,516,800
                                          ------------

Total Domestic Common Stocks
(Identified cost $106,212,300)...........  113,147,060
------------------------------------------------------

Foreign Stocks -- 0.55%
------------------------------------------------------

Pharmaceuticals -- 0.55%
------------------------------------------------------
GlaxoSmithKline (ADR).......      14,000       697,480

Total Foreign Stocks
(Identified cost $819,131)...............      697,480
------------------------------------------------------

Commercial Paper -- 9.55%
------------------------------------------------------
Houston Industries Finance
 Company,
 3.55% due 01/10/02.........  $  946,000       945,160
Nisource Finance Corporation
 2.50% due 01/02/02.........   2,779,000     2,778,807
Sprint Capital Corporation
 2.75% due 01/10/02.........   8,300,000     8,294,294
                                          ------------

Total Commercial Paper
(Identified cost $12,018,261)............   12,018,261
------------------------------------------------------

Total Investments
(Identified cost $119,049,692)........... $125,862,801

Other Assets Less Liabilities -- 0.03%...       38,996
                                          ------------

Net Assets -- 100%....................... $125,901,797
------------------------------------------------------

(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Growth Fund
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Fund since the Fund was organized in 1968. Montag & Caldwell manages approximately $24.1 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

Investment Strategies

The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

2001 Performance Review

During the course of the year, the market reacted to major negative events, including the economy's falling into recession, the collapse of capital spending, the unwinding of the technology stock bubble, and the attacks on America. In a year in which technology stocks were down 25 percent and large cap growth stocks were down 20 percent, Montag & Caldwell feels it had some success in limiting the damage in the Fund during this difficult period. Helping to limit the Fund's decline was its lower than market weighting in the technology sector and positive returns achieved by the stocks of The Home Depot Inc., Costco Wholesale Corporation, Johnson & Johnson, Electronic Data Systems Corporation and Electronic Arts Inc.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


                                    [CHART]

               Enterprise Growth         S & P 500          Lipper Large-Cap
                 Fund A-Shares             Index*          Growth Fund Index*
12/31/91          $9,524.91              $10,000.00             $10,000.00
12/31/92          $10,140.21             $10,761.74             $10,688.64
12/31/93          $11,214.10             $11,846.46             $11,827.97
12/31/94          $11,102.78             $12,002.95             $11,730.49
12/31/95          $15,542.14             $16,514.06             $15,826.71
12/31/96          $20,608.31             $20,304.89             $19,080.81
12/31/97          $27,154.02             $27,079.27             $24,345.33
12/31/98          $35,554.79             $34,815.10             $33,224.72
12/31/99          $43,404.77             $42,137.69             $44,792.75
12/31/00          $39,959.52             $38,300.90             $35,978.09
12/31/01          $34,623.80             $33,749.73             $27,390.71

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                               1-Year  5-Year 10-Year
           Enterprise Growth Fund A - Shares
           With Sales Charge                   -17.46%  9.87% 13.22%
           Without Sales Charge                -13.35% 10.93% 13.78%
           S & P 500 Index*                    -11.88% 10.70% 12.93%
           Lipper Large-Cap Growth Fund Index* -23.87%  7.50% 10.60%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                             1-Year  05/01/97-12/31/01
         Enterprise Growth Fund C - Shares
         With Sales Charge                   -14.68%       9.39%
         Without Sales Charge                -13.82%       9.39%
         S & P 500 Index*                    -11.88%       9.50%
         Lipper Large-Cap Growth Fund Index* -23.87%       6.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                     1-Year  5-Year 05/01/95-12/31/01
           Enterprise Growth Fund B - Shares
           With Sales Charge        -18.08%  10.08%      15.98%
           Without Sales Charge     -13.77%  10.35%      15.98%
           S & P 500 Index*         -11.88%  10.70%      14.65%
           Lipper Large-Cap Growth
            Fund Index*             -23.87%   7.50%      11.93%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                     1-Year  5-Year 08/31/96-12/31/01
           Enterprise Growth Fund Y - Shares
           Annualized Return        -12.94%  11.53%      14.15%
           S & P 500 Index*         -11.88%  10.70%      12.81%
           Lipper Large-Cap Growth
            Fund Index*             -23.87%   7.50%       9.39%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Large-Cap Core Fund Index as the narrow-based comparison to the Fund as it more appropriately reflects the narrow-based market. During 2001 an investment in the above hypothetical account decreased by $5336 compared to a decrease of $8587 and a decrease of $4362 in the Lipper Large-Cap Growth Fund Index and the Lipper Large-Cap Core Fund Index respectively. One cannot invest directly in an index.

Future Investment Strategy

Because Montag & Caldwell expects a recovery in the economy and corporate profits, accompanied by modest inflation, it believes the S&P 500 will achieve a positive return in 2002. Montag & Caldwell does not anticipate a sharp rebound in share prices. The increase in corporate profits is likely to be a measured one, particularly for many technology companies whose shares still seemed fully priced. Technology shares represent nearly 20 percent of the S&P 500, but may account for only 9-10 percent of its profits in 2002. If there are disappointments in the earnings rebound for technology companies, which Montag & Caldwell believes is likely for many of these companies, technology's large representation in the S&P 500 could hold back the Index's gain for the year.

In the Fund, Montag & Caldwell favors the shares of high quality growth companies that can achieve solid earnings growth, regardless of the slope of the economic recovery in 2002. These include issues in the consumer, financial and healthcare sectors of the market. Montag & Caldwell also favors high quality cyclical growth companies that should

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

benefit from the recovery in economic activity. Montag & Caldwell is particularly emphasizing issues in the consumer discretionary, industrial, transportation and energy sectors of the economy. While cautious on the group overall, the Fund does favor certain selected technology shares that Montag & Caldwell believes will do well, despite what it believes will be a difficult technology environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Growth Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                 Number
                               of Shares
                              or Principal
                                 Amount        Value

Domestic Common Stocks -- 92.58%
----------------------------------------------------------

Banking -- 3.11%
----------------------------------------------------------
Bank of New York Company Inc.  1,292,800   $   52,746,240

Biotechnology -- 4.74%
----------------------------------------------------------
Amgen Inc. (a)...............    759,000       42,837,960
Genentech Inc. (a)...........    689,600       37,410,800
                                           --------------
                                               80,248,760

Building & Construction -- 2.76%
----------------------------------------------------------
Masco Corporation............  1,907,400       46,731,300

Business Services -- 0.95%
----------------------------------------------------------
Paychex Inc..................    460,000       16,118,400

Computer Services -- 4.92%
----------------------------------------------------------
Electronic Data Systems
 Corporation.................  1,215,000       83,288,250

Computer Software -- 1.80%
----------------------------------------------------------
Electronic Arts Inc. (a).....    508,600       30,490,570

Conglomerates -- 1.40%
----------------------------------------------------------
Minnesota Mining &
 Manufacturing Company.......    200,000       23,642,000

Consumer Products -- 10.56%
----------------------------------------------------------
Colgate-Palmolive Company....    955,000       55,151,250
Gillette Company.............  1,686,300       56,322,420
Procter & Gamble Company.....    851,200       67,355,456
                                           --------------
                                              178,829,126

Consumer Services -- 1.77%
----------------------------------------------------------
United Parcel Service Inc....    550,500       30,002,250

Electrical Equipment -- 1.54%
----------------------------------------------------------
General Electric Company.....    650,000       26,052,000

Entertainment & Leisure -- 2.99%
----------------------------------------------------------
Walt Disney Company..........  2,443,100       50,621,032

Food, Beverages & Tobacco -- 8.76%
----------------------------------------------------------
Coca-Cola Company............  1,700,000       80,155,000
PepsiCo Inc..................  1,400,000       68,166,000
                                           --------------
                                              148,321,000

Hotels & Restaurants -- 1.99%
----------------------------------------------------------
Marriott International Inc.
 (Class A)...................    830,000       33,739,500

Insurance -- 4.44%
----------------------------------------------------------
Marsh & McLennan Companies
 Inc.........................    700,000       75,215,000

Machinery -- 1.91%
----------------------------------------------------------
Caterpillar Inc..............    620,000       32,395,000

Media -- 0.74%
----------------------------------------------------------
AOL Time Warner Inc. (a).....    390,000       12,519,000

Medical Instruments -- 4.53%
---------------------------------------------------------
Medtronic Inc................  1,497,300       76,676,733

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Misc. Financial Services -- 3.73%
-------------------------------------------------------------
Citigroup Inc....................   1,250,000  $   63,100,000

Multi-Line Insurance -- 4.22%
-------------------------------------------------------------
American International Group Inc.     900,000      71,460,000

Oil Services -- 3.64%
-------------------------------------------------------------
Schlumberger Ltd.................     818,400      44,971,080
Transocean Sedco Forex Inc.......     492,900      16,669,878
                                               --------------
                                                   61,640,958

Pharmaceuticals -- 14.55%
-------------------------------------------------------------
Bristol-Myers Squibb Company.....     928,500      47,353,500
Johnson & Johnson................   1,395,200      82,456,320
Pfizer Inc.......................   2,094,100      83,449,885
Pharmacia Corporation............     776,900      33,134,785
                                               --------------
                                                  246,394,490

Retail -- 5.42%
-------------------------------------------------------------
Costco Wholesale Corporation (a).   1,400,000      62,132,000
Home Depot Inc...................     581,800      29,677,618
                                               --------------
                                                   91,809,618

Telecommunications -- 2.11%
-------------------------------------------------------------
QUALCOMM Inc. (a)................     705,900      35,647,950
                                               --------------

Total Domestic Common Stocks
(Identified cost $1,435,346,794)..............  1,567,689,177
-------------------------------------------------------------

Foreign Stocks -- 4.02%
-------------------------------------------------------------

Wireless Communications -- 4.02%
-------------------------------------------------------------
Nokia Corporation (Class A)
 (ADR)...........................   2,772,100      67,999,613
                                               --------------

Total Foreign Stocks
(Identified cost $67,048,166).................     67,999,613
-------------------------------------------------------------

Repurchase Agreement -- 3.56%
-------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement, 1.45%
 due 01/02/02 Maturity Value
 $60,339,860
 Collateral: GNMA $62,800,000,
 6.00% due 12/15/29,
 Value $61,895,506............... $60,335,000      60,335,000
                                               --------------

Total Repurchase Agreement
(Identified cost $60,335,000).................     60,335,000
-------------------------------------------------------------

Total Investments
(Identified cost $1,562,729,960).............. $1,696,023,790

Other Assets Less Liabilities -- (0.16)%......    (2,719,730)
                                               --------------

Net Assets -- 100%............................ $1,693,304,060
-------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Growth and Income Fund
                             SUBADVISER'S COMMENTS

Retirement System Investors Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $1 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Fund invests primarily in U.S. common stocks of large-capitalization companies. The Fund selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

2001 Performance Review

Despite a fourth quarter rebound, the S&P 500 index declined 11.9 percent for the year. In a difficult 2001, some of the Fund's larger defensive holdings such as Emerson Electric Company, Safeway Inc., J.P. Morgan Chase & Company and El Paso Corporation disappointed. The Fund's relatively large energy sector position also under-performed. Earnings and market prices declined more sharply than expected in technology holdings such as EMC Corporation, Corning Inc. and Nortel Networks Corporation. Helping results among larger holdings were gains from Tyco International Ltd., Johnson & Johnson, Maxim Integrated Products Inc., Alcoa Inc. and International Business Machines Corporation.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


                                    [CHART]

                        Enterprise Growth                                Lipper Large-Cap
                      and Income Fund A-Shares    S & P 500 Index*       Core Fund Index*
  7/31/1997              $  9,523.28               $ 10,000.00             $ 10,000.00
 12/31/1997              $  9,520.57               $ 10,242.67             $ 10,169.34
 12/31/1998              $ 11,091.00               $ 13,168.72             $ 12,908.38
 12/31/1999              $ 14,748.07               $ 15,938.47             $ 15,406.12
 12/31/2000              $ 14,740.43               $ 14,487.22             $ 14,270.83
 12/31/2001              $ 12,629.00               $ 12,765.75             $ 12,439.24

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Growth and Income Fund
          A - Shares                        1-Year  07/31/97-12/31/01
          With Sales Charge                 -18.39%       5.42%
          Without Sales Charge              -14.32%       6.60%
          S & P 500 Index*                  -11.88%       5.68%
          Lipper Large-Cap Core Fund Index* -12.83%       5.06%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Growth and Income Fund
          C - Shares                        1-Year  07/31/97-12/31/01
          With Sales Charge                 -15.66%       6.06%
          Without Sales Charge              -14.81%       6.06%
          S & P 500 Index*                  -11.88%       5.68%
          Lipper Large-Cap Core Fund Index* -12.83%       5.06%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Growth and Income Fund
          B - Shares                        1-Year  07/31/97-12/31/01
          With Sales Charge                 -19.04%       5.66%
          Without Sales Charge              -14.80%       6.04%
          S & P 500 Index*                  -11.88%       5.68%
          Lipper Large-Cap Core Fund Index* -12.83%       5.06%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

            Enterprise Growth and Income
            Fund Y - Shares                   1-Year  5-Year 10-Year
            Annualized Return                 -13.90% 11.54% 14.20%
            S & P 500 Index*                  -11.88% 10.70% 12.93%
            Lipper Large-Cap Core Fund Index* -12.83%  9.59% 11.47%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

RSI believes that the recession is almost over and the economy may soon begin growing once again. Many stocks are now trading at historically high multiples of earnings. In fact, the market in general is trading at approximately 25 times estimated 2002 earnings. However, one could argue that the estimates for earnings are still too low and with an improving economy, low inflation and low interest rates, the actual earnings could be higher than currently estimated. Therefore, RSI believes that the market does not seem that expensive. The biggest risk RSI sees to the market is that the economic recovery is delayed or is not as robust as investors might expect. On balance, the market may rise in high single digits as earnings gains outpace price gains allowing valuation to decline slightly.

RSI's strategy is for the Fund to invest in companies that may benefit from a sustained global recovery. During 2001, companies reduced inventory levels by record amounts. Industrial companies may see their businesses improve as companies begin to rebuild their inventory levels. RSI believes that the increased demand for oil from an economic recovery may benefit the bottom lines of energy companies. RSI remains cautious on the technology sector due to the

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

recent price appreciation and the extended valuation of many of the shares. RSI will look for clear signs that the earnings recovery has begun before becoming more aggressive in this sector. RSI is also concerned with the consumer cyclical sector. During a typical recession, autos, homebuilders and retail sales usually experience big declines. However, throughout this recession these areas have remained very strong. Record levels of consumer debt outstanding could limit any significant rebound in sales for this sector. Finally, RSI remains positive on the financial sector, especially the companies with exposure to the capital markets. RSI believes in 2002 the economy will see a rebound in market activity, which will benefit some of the brokers and major banks. Many of these companies have used the recent downturn to cut costs and become more efficient and are now well positioned to capitalize on an expected rebound.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Growth and Income Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value

Domestic Common Stocks -- 80.11%
---------------------------------------------------------------

Aerospace -- 3.82%
---------------------------------------------------------------
Honeywell International Inc.....   119,475    $   4,040,645
United Technologies Corporation.    78,550        5,076,686
                                              -------------
                                                  9,117,331

Banking -- 2.70%
---------------------------------------------------------------
J. P. Morgan Chase & Company....   177,453        6,450,417

Biotechnology -- 1.59%
---------------------------------------------------------------
Amgen Inc. (a)..................    63,250        3,569,830
Genentech Inc. (a)..............     4,300          233,275
                                              -------------
                                                  3,803,105

Building & Construction -- 0.66%
---------------------------------------------------------------
Armstrong Holdings Inc. (a).....    20,600           70,246
Martin Marietta Materials Inc...    32,450        1,512,170
                                              -------------
                                                  1,582,416

Chemicals -- 0.88%
---------------------------------------------------------------
Praxair Inc.....................    37,850        2,091,212

Computer Hardware -- 3.77%
---------------------------------------------------------------
Cisco Systems Inc. (a)..........    24,400          441,884
EMC Corporation (a).............   185,100        2,487,744
International Business Machines
 Corporation....................    50,120        6,062,515
                                              -------------
                                                  8,992,143

Computer Services -- 0.26%
---------------------------------------------------------------
Bisys Group Inc. (a)............     1,000           63,990
Safeguard Scientifics Inc. (a)..    83,750          293,125
Sun Microsystems Inc. (a).......    21,450          263,835
                                              -------------
                                                    620,950

Computer Software -- 0.24%
---------------------------------------------------------------
McData Corporation (a)..........     6,812          166,894
Veritas Software Corporation (a)     9,050          405,712
                                              -------------
                                                    572,606

Consumer Products -- 2.26%
---------------------------------------------------------------
Kimberly-Clark Corporation......    90,250        5,396,950

Containers/Packaging -- 0.89%
---------------------------------------------------------------
Smurfit - Stone Container
 Corporation (a)................   132,500        2,116,025

Crude & Petroleum -- 5.80%
---------------------------------------------------------------
ChevronTexaco Corporation.......    40,194        3,601,784
Exxon Mobil Corporation.........   242,626        9,535,202
Unocal Corporation..............    19,200          692,544
                                              -------------
                                                 13,829,530

Electrical Equipment -- 5.13%
---------------------------------------------------------------
Emerson Electric Company........   199,100       11,368,610
General Electric Company........    21,600          865,728
                                              -------------
                                                 12,234,338

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Electronics -- 0.45%
---------------------------------------------------------------
Integrated Device Technology (a).    40,600    $   1,079,554

Energy -- 2.71%
---------------------------------------------------------------
Duke Energy Corporation..........     7,400          290,524
El Paso Corporation..............   132,700        5,919,747
Williams Companies Inc...........     9,550          243,716
                                               -------------
                                                   6,453,987

Fiber Optics -- 0.60%
---------------------------------------------------------------
Corning Inc. (a).................   160,000        1,427,200

Food, Beverages & Tobacco -- 4.72%
---------------------------------------------------------------
Anheuser-Busch Companies, Inc....   140,000        6,329,400
PepsiCo Inc......................    87,750        4,272,547
Philip Morris Companies Inc......    14,480          663,908
                                               -------------
                                                  11,265,855

Machinery -- 2.12%
---------------------------------------------------------------
Ingersoll-Rand Company...........    87,050        3,639,560
Snap-On Inc......................    41,750        1,405,305
                                               -------------
                                                   5,044,865

Manufacturing -- 0.22%
---------------------------------------------------------------
Millipore Corporation............     8,800          534,160

Media -- 0.65%
---------------------------------------------------------------
AOL Time Warner Inc. (a).........    46,425        1,490,243
Gemstar-TV Guide International
 Inc. (a)........................     2,200           60,940
                                               -------------
                                                   1,551,183

Metals & Mining -- 2.56%
---------------------------------------------------------------
Alcoa Inc........................   171,500        6,096,825

Misc. Financial Services -- 3.70%
---------------------------------------------------------------
Citigroup Inc....................   123,383        6,228,374
Fannie Mae.......................    32,600        2,591,700
                                               -------------
                                                   8,820,074

Multi-Line Insurance -- 1.23%
---------------------------------------------------------------
American International Group Inc.    36,857        2,926,446

Oil Services -- 5.13%
---------------------------------------------------------------
Apache Corporation...............   100,870        5,031,396
BJ Services Company (a)..........    21,700          704,165
Schlumberger Ltd.................    85,800        4,714,710
Transocean Sedco Forex Inc.......    52,600        1,778,932
                                               -------------
                                                  12,229,203

Paper & Forest Products -- 0.12%
---------------------------------------------------------------
International Paper Company......     7,000          282,450

Pharmaceuticals -- 8.26%
---------------------------------------------------------------
Bristol-Myers Squibb Company.....    70,210        3,580,710
Johnson & Johnson................   188,000       11,110,800
Merck & Company Inc..............    44,560        2,620,128
Pfizer Inc.......................    59,962        2,389,486
                                               -------------
                                                  19,701,124

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Printing & Publishing -- 2.19%
------------------------------------------------------------------
McGraw-Hill Companies Inc...........    85,600    $   5,219,888

Retail -- 6.46%
------------------------------------------------------------------
Costco Wholesale Corporation (a)....    14,250          632,415
CVS Corporation.....................    48,750        1,443,000
Federated Department Stores Inc. (a)    14,500          593,050
Home Depot Inc......................     3,000          153,030
Safeway Inc. (a)....................   217,900        9,097,325
Tiffany & Company...................    98,000        3,084,060
Wal-Mart Stores Inc.................     6,850          394,217
                                                  -------------
                                                     15,397,097

Savings and Loan -- 0.68%
------------------------------------------------------------------
Washington Mutual Inc...............    49,800        1,628,460

Semiconductors -- 4.65%
------------------------------------------------------------------
Cypress Semiconductor
 Corporation (a)....................    35,600          709,508
Intel Corporation...................    46,800        1,471,860
Maxim Integrated Products Inc. (a)..   131,304        6,894,773
Nvidia Corporation (a)..............     5,400          361,260
Texas Instruments Inc...............    59,450        1,664,600
                                                  -------------
                                                     11,102,001

Telecommunications -- 3.65%
------------------------------------------------------------------
Lucent Technologies Inc.............    45,016          283,151
QUALCOMM Inc. (a)...................    37,515        1,894,507
SBC Communications Inc..............    69,200        2,710,564
Verizon Communications Inc..........    80,594        3,824,991
                                                  -------------
                                                      8,713,213

Transportation -- 1.52%
------------------------------------------------------------------
FedEx Corporation (a)...............    70,050        3,634,194

Wireless Communications -- 0.49%
------------------------------------------------------------------
Motorola Inc........................    77,200        1,159,544
                                                  -------------

Total Domestic Common Stocks
(Identified cost $191,762,815)...................   191,074,346
------------------------------------------------------------------

Convertible Preferred Stocks -- 0.10%
------------------------------------------------------------------

Wireless Communications -- 0.10%
------------------------------------------------------------------
Motorola Inc. (TAPS), 7.00%,
 11/16/04...........................     5,300          247,722
                                                  -------------

Total Convertible Preferred Stocks
(Identified cost $259,403).......................       247,722
------------------------------------------------------------------

Foreign Stocks -- 12.03%
------------------------------------------------------------------

Computer Software -- 0.18%
------------------------------------------------------------------
Check Point Software Technologies
 Ltd. (a)...........................    10,650          424,829

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Crude & Petroleum -- 4.69%
-------------------------------------------------------------------
BP Amoco (ADR).......................     149,470  $   6,951,850
Royal Dutch Petroleum Company
 (ADR)...............................      86,475      4,239,004
                                                   -------------
                                                      11,190,854

Manufacturing -- 5.03%
-------------------------------------------------------------------
Tyco International Ltd...............     203,850     12,006,765

Pharmaceuticals -- 1.39%
-------------------------------------------------------------------
Elan Corporation (ADR) (a)...........      73,700      3,320,922

Telecommunications -- 0.68%
-------------------------------------------------------------------
Nortel Networks Corporation..........     214,720      1,610,400

Wireless Communications -- 0.06%
-------------------------------------------------------------------
Vodafone Group (ADR).................       5,500        141,240
                                                   -------------

Total Foreign Stocks
(Identified cost $27,628,084).....................    28,695,010
-------------------------------------------------------------------

Commercial Paper -- 7.84%
-------------------------------------------------------------------
BellSouth Corporation
 1.75% due 01/28/02..................  $2,300,000      2,296,981
Philip Morris Companies Inc. 1.90%
 due 01/09/02........................   5,000,000      4,997,889
Wells Fargo and Company 1.83%
 due 01/08/02........................   4,400,000      4,398,434
General Electric Capital Corporation,
 1.92% due 01/02/02..................   7,000,000      6,999,627
                                                   -------------

Total Commercial Paper
(Identified cost $18,692,931).....................    18,692,931
-------------------------------------------------------------------

Repurchase Agreement -- 0.06%
-------------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $129,010
 Collateral: GNMA $135,000,
 6.00% due 11/15/31, Value
 $132,998............................     129,000        129,000
                                                   -------------

Total Repurchase Agreement
(Identified cost $129,000)........................       129,000
-------------------------------------------------------------------

Total Investments
(Identified cost $238,472,233).................... $ 238,839,009

Other Assets Less Liabilities -- (0.14)%..........     (333,342)
                                                   -------------

Net Assets -- 100%................................ $ 238,505,667
-------------------------------------------------------------------

(a) Non-income producing security
(ADR) American Depository Receipt.
(TAPS) Threshold Appreciation Price Security.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise International Growth Fund
                             SUBADVISER'S COMMENTS

Vontobel USA, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.6 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.

Investment Strategies

The International Growth Fund invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

2001 Performance Review

Weary of bad news by year's end, investors apparently stopped reading the daily financial papers and began looking ahead to 2002; and liked what they saw. Figuring out which sectors of the market are likely to do best in an upturn is always a tricky proposition. Interest rates have fallen sharply, and with investors offered little incentive to leave their money in savings accounts and with bond yields relatively low, equities need only to show small improvements to attract investors. The market has a habit of presenting us with surprises, on both the upside and downside. Vontobel USA tries to avoid guessing games and maintain exposure to a broad spectrum of international stocks and countries.

The U.S. remains an important driver of global economies, and Vontobel USA feels the economic news is unlikely to improve quickly. But while the short-term outlook is uncertain, the Fed has taken aggressive action to underpin the U.S. economy, which in time, may lead to better business activity around the globe. Moreover, Vontobel USA believes that policy-makers abroad may mirror the actions set forth in the U.S. to the extent that the economic problems the U.S. face are comparable in their scope to ones U.S. has faced in the past.

Given the introduction of euro coins and banknotes Vontobel USA is reluctant to initiate any hedging activity in this currency. Vontobel USA remains hedged against the Yen, which fell to an eight month low during the fourth quarter 2001.

In December 2001, the Enterprise International Core Growth Fund, the Enterprise Worldwide Growth Fund and the Enterprise Emerging Countries Fund were merged into the Enterprise International Growth Fund.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                                    [CHART]

            Enterprise International                     Lipper International
              Growth Fund A-Shares    MSCI EAFE Index*        Fund Index*
12/31/1991        $  9,523.47           $ 10,000.00           $ 10,000.00
12/31/1992        $  9,435.28           $  8,782.70           $  9,571.67
12/31/1993        $ 12,837.11           $ 11,642.78           $ 13,322.04
12/31/1994        $ 12,475.70           $ 12,547.99           $ 13,223.94
12/31/1995        $ 14,368.29           $ 13,954.37           $ 14,549.28
12/31/1996        $ 16,139.15           $ 14,798.18           $ 16,648.50
12/31/1997        $ 16,905.66           $ 15,061.23           $ 17,855.12
12/31/1998        $ 19,319.85           $ 18,073.02           $ 20,115.77
12/31/1999        $ 27,000.95           $ 22,947.30           $ 27,726.39
12/31/2000        $ 21,667.19           $ 19,695.26           $ 23,645.50
12/31/2001        $ 15,137.52           $ 15,472.76           $ 19,074.94


                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise International Growth Fund
          A - Shares                           1-Year  5-Year 10-Year
            With Sales Charge                  -33.47% -2.23%  4.23%
            Without Sales Charge               -30.14% -1.27%  4.74%
            MSCI EAFE Index*                   -21.44%  0.90%  4.46%
            Lipper International Fund Index*   -19.33%  2.76%  6.67%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise International Growth Fund
         C - Shares                           1-Year  05/01/97-12/31/01
           With Sales Charge                  -31.40%      -2.47%
           Without Sales Charge               -30.71%      -2.47%
           MSCI EAFE Index*                   -21.44%       1.19%
           Lipper International Fund Index*   -19.33%       2.32%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise International Growth Fund
     B - Shares                           1-Year  5-Year 05/01/95-12/31/01
       With Sales Charge                  -34.15% -2.22%       2.19%
       Without Sales Charge               -30.69% -1.91%       2.19%
       MSCI EAFE Index*                   -21.44%  0.90%       2.34%
       Lipper International Fund Index*   -19.33%  2.76%       5.47%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise International Growth Fund
     Y - Shares                           1-Year  5-Year 07/31/95-12/31/01
       Annualized Return                  -29.93% -0.91%       2.54%
       MSCI EAFE Index*                   -21.44%  0.90%       1.94%
       Lipper International Fund Index*   -19.33%  2.76%       4.59%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

The importance of a strong U.S. economy is not lost on U.S. policy-makers. Vontobel USA believes that in the coming months the economy may receive an unprecedented dose of stimulation in the form of government spending and sharply lower interest rates. Moreover, policy-makers abroad may mirror the actions set forth in the U.S. to the extent that the economic problems the U.S. faces are comparable in their scope to ones the U.S. has faced in the past. Vontobel USA believes that stocks may begin to react to prospects for a sharp economic recovery in very short order, and that it is likely that the tug-of-war between political uncertainty and optimism about falling interest rates and near term government stimulus may be resolved in a few months. While higher short-term volatility seems inevitable, Vontobel USA does not think the long-term investment landscape has been altered dramatically or permanently.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Industry classifications for the Fund as a percentage of total market value at December 31, 2001 are as follows:
(unaudited).

                 Industry
                 --------
                 Aerospace & Defense                      0.70%
                 Automobiles                              1.81%
                 Banking                                 13.66%
                 Beverages & Tobacco                      2.23%
                 Building Products                        1.25%
                 Chemicals                                1.74%
                 Commercial Services & Supplies           4.19%
                 Communication Equipment                  0.59%
                 Computers                                0.84%
                 Construction & Engineering               2.33%
                 Diversified Financials                   5.41%
                 Diversified Telecommunication Services   2.53%
                 Electronic Components, Instruments       1.93%
                 Energy                                   0.09%
                 Food Products                            3.23%
                 Health Care Equipment & Supplies         1.60%
                 Hotels, Restaurants, & Leisure           1.08%
                 Household Durables                       0.66%
                 Industrial Conglomerates                 0.92%

                  Industry
                  --------
                  Insurance                             7.78%
                  IT Consulting & Services              3.59%
                  Leisure Equipment & Products          1.13%
                  Machinery                             1.99%
                  Media                                 6.95%
                  Metals & Mining                       0.17%
                  Multi-Utilities                       1.54%
                  Oil & Gas                             3.83%
                  Personal Products                     0.07%
                  Pharmaceuticals                       9.81%
                  Real Estate                           0.06%
                  Retail                                3.58%
                  Semiconductor Equipment & Products    1.95%
                  Software                              1.20%
                  Telecommunications                    0.20%
                  Textiles & Apparels                   1.12%
                  Transportation                        0.06%
                  Wireless Telecommunication Services   3.43%
                  Cash/Other                            4.75%
                                                      ------
                    Total                             100.00%
                                                      ======

                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise International Growth Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                  Number
                                of Shares
                               or Principal
                                  Amount           Value

Common Stocks -- 92.91%
----------------------------------------------------------------

Australia -- 0.77%
----------------------------------------------------------------
Telstra Corporation Ltd.......      217,700    $     605,315

Belgium -- 0.55%
---------------------------------------------------------------
Dexia.........................       25,700          370,605
Interbrew (a).................        2,200           60,219
                                               -------------
                                                     430,824

Czech Republic -- 0.02%
----------------------------------------------------------------
Cesky Telecom.................        1,588           16,239

Denmark -- 1.69%
----------------------------------------------------------------
H. Lundbeck...................       26,050          670,604
Novo Nordisk..................       16,100          658,319
                                               -------------
                                                   1,328,923

France -- 13.59%
----------------------------------------------------------------
Altran Technologies...........       22,200        1,002,888
Aventis.......................          600           42,594
AXA...........................       41,900          875,367
Banque Nationale de Paris.....          900           80,514
Cap Gemini....................          300           21,657
Castorama Dubois..............          500           25,748
Compagnie Generale d'Industie
 Participations...............       21,020          701,661
Eads Euro Aero................       44,100          535,447
Hermes International..........        5,645          869,307
L'Oreal.......................          800           57,610
Lagardere S.C.A...............       21,700          907,864
Pinault-Printemps-Redoute.....        6,600          849,524
Sanofi-Synthelabo.............        1,300           96,973
Societe Generale..............       14,400          805,621
Societe Television Francaise 1       46,400        1,172,591
STMicroelectronics............        1,100           35,299
Suez..........................       22,800          690,044
TotalFinaElf..................        8,050        1,149,380
Vinci.........................       13,110          768,461
                                               -------------
                                                  10,688,550

Germany -- 4.60%
----------------------------------------------------------------
Allianz.......................        2,320          549,329
Altana........................       19,900          991,983
Bayerische Motoren Werke......          700           24,395
Deutsche Bank.................        9,500          671,440
E.On..........................        1,400           72,505
Henkel Kgaa...................        3,000          153,017
Muenchener Rueckvers..........        4,150        1,126,523
Siemens.......................          400           26,473
                                               -------------
                                                   3,615,665

Hong Kong -- 2.04%
----------------------------------------------------------------
China Mobile Ltd. (a).........       14,000           49,283
Dah Sing Financial Group......       95,100          450,026
Hutchison Whampoa Ltd.........      104,000        1,006,957
Li & Fung Ltd.................       14,000           15,710

                                   Number
                                 of Shares
                                or Principal
                                   Amount           Value

PetroChina Company Ltd.........       66,000    $      11,680
SmarTone Telecommunications
 Holdings Ltd..................       18,000           21,468
Sun Hung Kai Properties Ltd....        6,000           48,476
                                                -------------
                                                    1,603,600

Hungary -- 0.01%
----------------------------------------------------------------
Gedeon Richter.................          100            5,476

Indonesia -- 0.01%
----------------------------------------------------------------
PT Gudang Garam................        5,000            4,158
PT Indofood Sukses Makmur......       72,000            4,327
                                                -------------
                                                        8,485

Israel -- 0.02%
----------------------------------------------------------------
Taro Pharmaceutical Industries
 Ltd. (a)......................          500           19,975

Ireland -- 2.16%
----------------------------------------------------------------
Allied Irish Banks.............       88,400        1,022,960
Bank Of Ireland (Ireland)......        6,300           58,435
Bank Of Ireland (London).......        2,000           18,925
CRH............................       34,000          597,736
                                                -------------
                                                    1,698,056

Italy -- 5.45%
----------------------------------------------------------------
Autostrade.....................        4,800           33,327
Banca Nazionale del Lavoro (a).        7,500           15,188
ENI............................       64,200          804,639
Parmalat Finanz................      244,416          659,228
Pirelli........................      358,800          629,190
RAS (Riunione Adriaticadi di
 Sicurta)......................        7,300           85,970
Rolo Banca 1473................       74,290        1,136,762
Telecom Italia RNC.............      157,200          839,589
TIM............................       15,200           84,835
                                                -------------
                                                    4,288,728

Japan -- 17.32%
----------------------------------------------------------------
Aiful Corp.....................       10,700          692,588
Banyu Pharm....................       33,000          491,184
Benesse Corporation............       13,200          342,569
Canon Inc......................       16,000          550,798
Dai Nippon Printng Company Ltd.        2,000           19,999
Eisai Company Ltd..............        1,000           24,884
Fast Retailing Company Ltd.....        6,100          542,905
Honda Motor Company Ltd........       19,500          778,452
Hoya Corporation...............       13,600          812,824
Keyence Corp...................        3,900          648,660
Meitec Corporation.............       26,600          649,721
Murata Manufacturing
 Company Ltd...................          800           47,996
Nintendo Company Ltd...........        5,100          893,405
Nippon TV Network..............        1,510          321,686
Nomura Securities Company Ltd..       69,000          884,818
NTT DoCoMo Inc.................           90        1,057,935
Orix Corporation...............          300           26,883
Rohm Company Ltd...............        5,800          753,057

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

Secom Company Ltd................    14,500    $   728,265
Sharp Corporation................     3,000         35,104
Shin-Etsu Chemical Company Ltd...    17,500        629,151
Takeda Chemical Industries.......    33,500      1,516,335
Tokyo Broadcasting System Inc....    42,000        637,967
Yasuda Fire & Marine Insurance
 Company Ltd.....................    93,000        532,402
                                               -----------
                                                13,619,588

Korea -- 0.22%
----------------------------------------------------------
Good Morning Securities
 Company Ltd. (a)................    10,940         48,158
Kookmin Bank.....................       804         30,599
LG Electronics Inc...............     1,410         26,724
Pohang Iron & Steel Company Ltd..       690         64,333
                                               -----------
                                                   169,814

Malaysia -- 0.07%
----------------------------------------------------------
Malayan Banking Berhad...........    26,300         57,445

Mexico -- 0.08%
----------------------------------------------------------
Wal-Mart de Mexico (Series C)....     7,300         17,142
Wal-Mart de Mexico (Series V)....    16,600         45,325
                                               -----------
                                                    62,467

Netherlands -- 7.94%
----------------------------------------------------------
Aegon............................    51,232      1,386,367
Akzo Nobel.......................       900         40,177
ASML Holdings (NY Registered) (a)     3,600         61,380
ASML Holdings....................    24,300        422,230
DSM..............................     2,100         76,661
Fortis...........................    38,000        984,328
Heineken.........................    11,400        432,191
Heineken Holding (A shares)......    15,300        435,818
IHC Caland.......................    22,200      1,037,470
Philips Electronics..............    16,000        475,411
Unilever.........................    15,200        890,969
                                               -----------
                                                 6,243,002

Portugal -- 0.03%
----------------------------------------------------------
Portugal Telecom.................     2,600         20,251

Russia -- 0.04%
----------------------------------------------------------
Mobile Telesystems (a)...........       800         28,528

Singapore -- 0.97%
----------------------------------------------------------
Singapore Press Holdings Ltd.....    42,000        495,857
Venture Manufacturing............    36,600        263,623
                                               -----------
                                                   759,480

Spain -- 2.74%
----------------------------------------------------------
Acciona..........................       700         25,547
Banco Popular Espanol............    28,000        919,205
Banco Santander Central Hispano..    29,700        248,776
Grupo Dragados...................    33,200        444,181

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Inditex (a).......................       700    $    13,341
Indra Sistemas....................    59,800        506,759
                                                -----------
                                                  2,157,809

Sweden -- 2.72%
-----------------------------------------------------------
Assa Abloy (Class B)..............    34,550        499,096
Hennes & Mauritz (Class B)........    27,000        560,509
LM Ericsson Telephone Company
 (Class B)........................    72,200        393,705
Modern Time Group (Class B) (a)...    31,000        685,066
                                                -----------
                                                  2,138,376

Switzerland -- 9.00%
-----------------------------------------------------------
Credit Suisse Group...............    19,630        837,433
Geberit...........................     2,090        467,845
Logitech International............    15,188        555,960
Nestle............................     4,430        944,938
Novartis..........................    34,129      1,233,876
Phonak............................    15,300        350,325
Rieter Holdings...................     2,550        537,780
Roche Holdings....................     4,700        385,153
Roche Holdings-Genusschein........       299         21,349
Swiss Reinsurance.................    13,085      1,316,700
Swisscom (a)......................     1,550        429,622
                                                -----------
                                                  7,080,981

Taiwan -- 0.13%
-----------------------------------------------------------
Taiwan Semiconductor Manufacturing
 Company Ltd......................     6,200        106,454

United Kingdom -- 19.19%
-----------------------------------------------------------
Abbey National....................    52,100        742,281
Amvescap..........................    44,600        642,559
AstraZeneca.......................    19,300        869,247
BAA...............................     1,800         14,406
Bank of Scotland..................    58,700      1,426,851
Barclays..........................     3,700        122,374
BP Amoco..........................   136,400      1,058,912
Capita Group......................   195,800      1,395,515
Centrica..........................    13,000         41,957
Compass Group.....................   114,200        855,023
Diageo (a)........................    69,900        797,721
Dixons Group......................   153,500        524,422
Lloyds TSB Group..................   101,900      1,105,140
Logica............................    66,100        615,015
Marks & Spencer...................     6,300         33,064
Rentokil Initial..................   211,200        847,437
Royal Bank of Scotland Group (AVS)    50,000         56,153
Sage Group........................   221,900        737,136
Scottish and Southern Energy......    46,400        411,483
Shire Pharmaceuticals Group.......     2,500         31,257
Unilever..........................     6,400         52,476
Vodafone Group....................   575,400      1,503,637
WPP Group.........................   109,300      1,207,642
                                                -----------
                                                 15,091,708

United States -- 1.55%
-----------------------------------------------------------
American International Group Inc..     1,000         79,400

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Amgen Inc. (a).......................        700   $    39,508
AOL Time Warner Inc..................      1,500        48,150
Cisco Systems Inc. (a)...............      6,200       112,282
Citigroup Inc........................      2,200       111,056
eBay Inc. (a)........................      1,700       113,730
Genentech Inc. (a)...................      1,400        75,950
Home Depot Inc.......................      1,200        61,212
Intel Corporation....................      3,700       116,365
International Business Machines
 Corporation.........................        700        84,672
Johnson & Johnson....................      1,300        76,830
Microsoft Corporation (a)............      2,100       139,167
Schlumberger Ltd.....................      1,000        54,950
Wal-Mart Stores Inc..................      1,800       103,590
                                                   -----------
                                                     1,216,862
                                                   -----------

Total Common Stocks
(Identified cost $77,318,653).....................  73,062,601
--------------------------------------------------------------

Preferred Stocks -- 0.64%
--------------------------------------------------------------

Brazil -- 0.10%
--------------------------------------------------------------
Banco Bradesco.......................  1,278,000         6,914
Banco Itau...........................    170,000        12,949
Companhia Vale do Rio Doce
 (Class A)...........................      2,200        51,132
Usiminas Usi.........................      3,100         8,734
                                                   -----------
                                                        79,729

Germany -- 0.54%
--------------------------------------------------------------
Henkel Kgaa..........................      7,500       423,934

Total Preferred Stocks
(Identified cost $551,058)........................     503,663
--------------------------------------------------------------

Depository Receipts -- 1.98%
--------------------------------------------------------------

Brazil -- 0.04%
--------------------------------------------------------------
Tele Norte Leste Participacoes (ADR).      2,000        31,260

Finland -- 0.09%
--------------------------------------------------------------
Nokia Corporation (Class A) (ADR)....      3,000        73,590

Germany -- 0.04%
--------------------------------------------------------------
SAP Aktien-Gesellschaft (ADR)........        900        28,737

India -- 0.18%
--------------------------------------------------------------
Infosys Technologies Limited (ADR)...        600        37,200
Reliance Industries Ltd. (GDR) (144A)      4,500        61,200
Wipro Limited (ADR)..................      1,200        43,920
                                                   -----------
                                                       142,320

Israel -- 0.07%
--------------------------------------------------------------
Teva Pharmaceutical Industries
 Ltd. (ADR)..........................        900        55,467

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

Ireland -- 0.89%
----------------------------------------------------------
Elan Corporation (ADR) (a).......    15,600    $   702,936

Japan -- 0.06%
----------------------------------------------------------
Sony Corporation (ADR)...........     1,100         49,610

Korea -- 0.04%
----------------------------------------------------------
Korea Telecom (ADR)..............     1,700         34,561

Mexico -- 0.09%
----------------------------------------------------------
Coca-Cola Femsa (ADR)............     1,800         36,126
Embraer Empresa Brasileira de
 Aeronautica (ADR)...............       600         13,278
Telefonos de Mexico (ADR)........       600         21,012
                                               -----------
                                                    70,416

Russia -- 0.02%
----------------------------------------------------------
Unified Energy Systems (ADR).....     1,200         18,876

South Africa -- 0.02%
----------------------------------------------------------
Harmony Gold Mining Company
 Ltd. (ADR)......................     1,799         11,711

Spain -- 0.32%
----------------------------------------------------------
Banco Santander Central
 Hispano (ADR)...................    29,800        247,340

Sweden -- 0.03%
----------------------------------------------------------
LM Ericsson Telephone Company
 (ADR)...........................     4,800         25,056

Switzerland -- 0.06%
----------------------------------------------------------
Serono (ADR).....................     2,000         44,380

Taiwan -- 0.03%
----------------------------------------------------------
Hon Hai Precision Industry Ltd.
 (GDR) (144A)....................     1,900         19,475
                                               -----------

Total Depository Receipts
(Identified cost $1,476,286)..................   1,555,735
----------------------------------------------------------

Warrants -- 0.29%
----------------------------------------------------------

France -- 0.01%
----------------------------------------------------------
Compagnie Generale d'Industrie
 Participations (a)(e)...........    21,170          8,668

Switzerland -- 0.25%
----------------------------------------------------------
Zurcher Kantonalbank Call
 Warrant (a)(i)..................   600,000        195,228

United States -- 0.03%
----------------------------------------------------------
Merrill Lynch Call Warrant (a)(j)       300         25,331
                                               -----------

Total Warrants
(Identified cost $224,038)....................     229,227
----------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Repurchase Agreement -- 4.96%
------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $3,896,314
 Collateral: GNMA $4,060,000
 6.00% due 11/15/31
 Value $3,999,777...................  $3,896,000  $3,896,000

Total Repurchase Agreement
(Identified cost $3,896,000).....................  3,896,000
------------------------------------------------------------

                                 Value

Total Investments
(Identified cost $83,466,035) $79,247,226

Other Assets Less Liabilities -- (0.78)%   (610,922)
                                         -----------

Net Assets -- 100%...................... $78,636,304
----------------------------------------------------

(a) Non-income producing security.
(e) The warrants entitle the Fund to purchase 1 share of Cap Gemini for every warrant held and 143 EUR until March 31, 2003.
(i) The warrants entitle the Fund to purchase .03333 of a share of Swiss Reinsurance for every warrant held and 175 CHF until December 20, 2002.
(j) The warrants entitle the Fund to purchase 1 share of Infosys Technologies Limited for every warrant held and .000001 INR until October 11, 2002.
(ADR) American Depository Receipt.
(AVS) Additional Value Shares.
(GDR) Global Depository Receipt.
(144A) The security may only be offered and sold to ''qualified institutional buyers'' under Rule 144A of the Securities Act of 1933.
                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Global Financial Services Fund
                             SUBADVISER'S COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10 billion in assets under management, became subadviser to the Fund on October 1, 1998. Bernstein's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.

Investment Strategies

The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerage; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The subadviser selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

2001 Performance Review

Stock selection added 5.25 percent to relative returns in 2001, primarily because of holdings in the U.S., France and Italy. Within the U.S., the Fund's over-weight in regional banks and relative under-weight in capital-markets related stocks contributed significantly in 2001. Bernstein finds regional banks attractively valued, even assuming higher loan-loss provisioning. Regional banks offer a more compelling investment opportunity than money center banks, investment banks and brokerage firms, because they are less dependent on the volatile capital markets for revenues. Outside the U.S., the Fund's French and Italian holdings added to relative performance, as well as the Fund's holdings in Japan and Germany.

The U.S. financial sector saw a significant rebound in the fourth quarter, regaining much of their post-September 11th losses. In a reversal from 2001, the sectors with the greatest capital market sensitivity did the best in the fourth quarter, with the broker-dealers leading the way. Investment managers were on the receiving end of increases in assets under management that were driven by the rebound in overall market levels, and processing banks were up nearly as much for similar reasons. Thrifts were the laggards, driven down by the perception that their current earnings are at a cyclical peak, and that they will level off or fall.

The Fund's property and casualty insurers turned in mixed performance. Concerns related to the terrorist attacks depressed prices just after September 11, but evidence of rate increases that are expected to improve underwriting results in the next couple of years triggered a rebound in late September. Country selection increased relative returns by 2.66 percent in 2001, primarily because of the Fund's under-weighted positions in Japan and Germany. Insurance stocks in general turned in strong performance in the fourth quarter, even as 2001 closed as an annus horribilis for

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

insurance companies. Stocks rebounded after trading down post-September 11, as it became clear insurance markets were poised to lift considerably. The large levels of losses sustained from the terrorist attacks of September 11 followed a series of catastrophic events earlier in the year, including the sinking of the Petrobras oil platform, the Sri Lankan airport bombing and Tropical Storm Allison; the sum of which makes 2001 the worst year for insured losses. In addition, declining equity markets and widening credit spreads took a toll on insurance companies' investment portfolios, reducing the industry's capital position. This capacity crunch, in turn, is causing insurance companies to raise rates. The recognition of this pricing upswing caused insurance stocks to rebound strongly in the early part of the fourth quarter. However, performance slipped in December as investor fears about insurance companies' exposure to Enron mounted.

                           [CHART]

Growth of a $10,000 Investment

             Enterprise Global                                Lipper
             Financial Services                       Financial Services
               Fund A-Shares       MSCI World Index*        Fund Index*
            -------------------     ---------------   ------------------
10/1/98         $ 9,524.91            $10,000.00            $10,000.00
12/31/98        $11,523.81            $12,111.38            $11,915.71
12/31/99        $10,946.62            $15,131.37            $11,393.02
12/31/00        $13,343.76            $13,137.28            $14,439.17
12/31/01        $12,227.38            $10,927.62            $13,458.75

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Global Financial Services
         Fund A - Shares                       1-Year  10/01/98-12/31/01
         With Sales Charge                     -12.72%       6.38%
         Without Sales Charge                   -8.37%       7.99%
         MSCI World Index*                     -16.82%       2.77%
         Lipper Financial Services Fund Index*  -6.79%       9.57%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Global Financial Services
         Fund C - Shares                       1-Year  10/01/98-12/31/01
         With Sales Charge                      -9.61%       7.42%
         Without Sales Charge                   -8.73%       7.42%
         MSCI World Index*                     -16.82%       2.77%
         Lipper Financial Services Fund Index*  -6.79%       9.57%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Global Financial Services
         Fund B - Shares                       1-Year  10/01/98-12/31/01
         With Sales Charge                     -13.24%       6.55%
         Without Sales Charge                   -8.84%       7.34%
         MSCI World Index*                     -16.82%       2.77%
         Lipper Financial Services Fund Index*  -6.79%       9.57%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Global Financial Services
         Fund Y - Shares                       1-Year  10/01/98-12/31/01
         Annualized Return                      -7.89%       8.47%
         MSCI World Index*                     -16.82%       2.77%
         Lipper Financial Services Fund Index*  -6.79%       9.57%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The MSCI World Index replaces the S & P 500 Index as the broad-based comparison to the fund as it more appropriately reflects the broad-based market. During 2001 an investment in the above hypothetical account decreased by $1,116 compared to a decrease of $ 2,210 and $1,586 in the MSCI World Index and the S & P 500 Index respectively. The Lipper Financial Services Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Bernstein continues to find banks with strong franchises and limited capital-markets exposure most compelling. Bernstein's research suggests the capital markets are going to remain volatile for some time.

Investors now believe the window of opportunity for Canadian consolidation may have passed due to the September 11 terrorist attacks, at least for the next 24 months or so. Although Bank of Montreal ("BMO"), Royal Bank of

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Canada and National Bank of Canada all pre-announced higher-than-expected credit costs for their year-end earnings, BMO's credit hit was the largest, and it spooked the market. The day after announcing relatively mediocre year-end results, BMO surprised investors by announcing its U.S. $520 million acquisition of CSFBdirect and its stock plunged. Bernstein believes the market overreacted, and the consolidation window among banks has not passed. Even if it has, this does not form the basis of Bernstein's investment thesis. BMO remains one of the best credit quality banks in Canada. Its current stock price does not reflect its fundamental earnings power.

In Europe, the markets were very bullish on capital-markets intensive banks as overall equity markets recovered from September lows. Bernstein is skeptical about the upside sustainability. In Italy, Unicredito Italiano and San Paolo IMI, both of which have relatively large asset management businesses, benefited from the switch into market-sensitive banks. In addition, Unicredito Italiano detailed the company's cost-cutting and revenue-increasing strategy of merging all its Italian banks to create three banks specialized by customer segment. Bernstein finds strong retail franchises such as Unicredito Italiano and San Paolo IMI very attractive. In spite of exposure to a weaker economy and an asset-gathering industry temporarily deviating from its long-term growth trend, Bernstein finds significant value in these stocks.

While Bernstein recognizes this risk, Bernstein's analysis indicates that many primary companies have taken steps to more pro-actively manage and price the Fund's exposures. While regulators may preclude insurance companies from excluding terrorism, they cannot prevent insurers from charging punitive rates or not renewing accounts that are perceived to have above average terrorism risk, i.e. landmark buildings. The lack of government intervention may also prolong the cycle turn in the property and casualty business through the further application of pressure on capacity. Within these groups Bernstein is focusing its research on identifying companies with the strong balance sheets needed to weather the difficult but short-term period ahead. Bernstein finds those with sufficient capacity to step up new business while rates are high particularly attractive.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Global Financial Services Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number of
                                       Shares
                                    or Principal
                                       Amount       Value

Domestic Common Stocks -- 38.14%
-------------------------------------------------------------

Banking -- 20.17%
------------------------------------------------------------
Bank of America Corporation........    24,700    $ 1,554,865
Bank One Corporation...............    14,800        577,940
Comerica Inc.......................    12,600        721,980
FleetBoston Financial Corporation..    23,210        847,165
KeyCorp............................    26,000        632,840
National City Corporation..........    22,000        643,280
Regions Financial Corporation......    11,600        348,464
U.S. Bancorp.......................    14,119        295,510
Wachovia Corporation...............    23,100        724,416
                                                 -----------
                                                   6,346,460

Finance -- 0.55%
------------------------------------------------------------
Household International Inc........     3,000        173,820

Life Insurance -- 2.36%
------------------------------------------------------------
Torchmark Corporation..............    18,900        743,337

Misc. Financial Services -- 1.09%
-------------------------------------------------------------
Countrywide Credit Industries Inc..     8,400        344,148

Multi-Line Insurance -- 1.62%
-------------------------------------------------------------
Hartford Financial Services Group
 Inc...............................     3,100        194,773
SAFECO Corporation.................    10,100        314,615
                                                 -----------
                                                     509,388

Property-Casualty Insurance -- 2.19%
-------------------------------------------------------------
Allstate Corporation...............    20,400        687,480

Real Estate -- 5.13%
------------------------------------------------------------
Equity Residential Properties Trust    22,700        651,717
Simon Property Group Inc...........    32,800        962,024
                                                 -----------
                                                   1,613,741

Savings and Loan -- 5.03%
------------------------------------------------------------
Washington Mutual Inc..............    48,350      1,581,045
                                                 -----------

Total Domestic Common Stocks
(Identified cost $10,519,629)...................  11,999,419
------------------------------------------------------------

Foreign Stocks -- 61.51%
-------------------------------------------------------------

Banking -- 43.97%
------------------------------------------------------------

Austria -- 1.08%
------------------------------------------------------------
Erste Bank.........................     6,400        340,109

Australia -- 2.21%
------------------------------------------------------------
ANZ Banking Group..................    76,277        695,306

Canada -- 4.44%
------------------------------------------------------------
Bank of Montreal...................    23,900        543,247
Bank of Nova Scotia Halifax........    27,754        853,379
                                                 -----------
                                                   1,396,626

                                 Number of
                                   Shares
                                or Principal
                                   Amount       Value

France -- 6.69%
--------------------------------------------------------
Banque Nationale de Paris......    14,400    $ 1,288,225
Societe Generale...............    14,600        816,811
                                             -----------
                                               2,105,036

Ireland -- 2.14%
--------------------------------------------------------
Bank Of Ireland................    72,700        674,319

Italy -- 4.41%
--------------------------------------------------------
Banca Nazionale del Lavoro (a).    35,000         70,878
San Paolo IMI..................    54,900        588,874
UniCredito Italiano............   181,000        726,639
                                             -----------
                                               1,386,391

Japan -- 1.84%
--------------------------------------------------------
Takefuji Corporation...........     8,000        578,887

Netherlands -- 2.69%
--------------------------------------------------------
ABN Amro Holdings..............    18,900        304,343
ING Groep......................    21,270        542,255
                                             -----------
                                                 846,598

Norway -- 1.13%
--------------------------------------------------------
DnB Holding....................    69,300        311,891
Sparebanken....................     1,400         42,421
                                             -----------
                                                 354,312

Singapore -- 1.28%
--------------------------------------------------------
United Overseas Bank...........    58,592        402,990

Spain -- 2.20%
--------------------------------------------------------
Banco Bilbao Vizcaya...........     4,900         60,628
Banco Santander Central Hispano    75,399        631,566
                                             -----------
                                                 692,194

Sweden -- 3.04%
--------------------------------------------------------
Nordbanken Holdings............   113,500        602,626
Svenska Handelsbanken..........    25,300        353,372
                                             -----------
                                                 955,998

Switzerland -- 2.01%
--------------------------------------------------------
UBS............................    12,510        631,681

United Kingdom -- 8.81%
--------------------------------------------------------
Abbey National.................    43,000        612,631
Bank of Scotland...............    41,500      1,008,762
HBOS...........................    41,600        481,405
Lloyds TSB Group...............    61,600        668,073
                                             -----------
                                               2,770,871
                                             -----------
                                              13,831,318

Insurance -- 8.45%
--------------------------------------------------------

Canada -- 1.01%
--------------------------------------------------------
Sun Life Financial Services of
 Canada Inc....................    14,900        317,688

Finland -- 0.04%
--------------------------------------------------------
Sampo Insurance Company Ltd.
 (Class A).....................     1,500         11,750

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                       Number of
                                         Shares
                                      or Principal
                                         Amount      Value

Germany -- 0.40%
-------------------------------------------------------------
Hannover Reckversicherungs...........     2,120    $  127,173

Italy -- 1.03%
-------------------------------------------------------------
RAS (Riunione Adriaticadi di Sicurta)    27,600       325,037

Switzerland -- 0.96%
-------------------------------------------------------------
Swiss Reinsurance....................     3,000       301,880

United Kingdom -- 5.01%
--------------------------------------------------------------
Royal & Sun Alliance Insurance Group.   274,390     1,574,689
                                                   ----------
                                                    2,658,217

Misc. Financial Services -- 1.08%
-------------------------------------------------------------

Japan -- 1.08%
-------------------------------------------------------------
Nomura Securities Company Ltd........     8,000       102,588
Promise Company......................     4,400       238,119
                                                   ----------
                                                      340,707

Multi-Line Insurance -- 3.71%
-------------------------------------------------------------

France -- 0.06%
-------------------------------------------------------------
Scor.................................       600        18,912

Germany -- 2.07%
-------------------------------------------------------------
AMB Generali Holding.................     6,200       650,627

United Kingdom -- 1.58%
-------------------------------------------------------------
CGNU.................................    40,400       496,298
                                                   ----------
                                                    1,165,837

                              Number of
                                Shares
                             or Principal
                                Amount       Value

Property-Casualty Insurance -- 2.45%
-----------------------------------------------------

France -- 2.45%
-----------------------------------------------------
AGF (Assurances Generales de
 France)....................    16,070    $   771,024

Real Estate -- 1.85%
-----------------------------------------------------

Canada -- 1.85%
-----------------------------------------------------
TrizecHahn Corporation......    37,000        580,900
                                          -----------

Total Foreign Stocks
(Identified cost $20,322,053)............  19,348,003
-----------------------------------------------------

Total Investments
(Identified cost $30,841,682)............ $31,347,422

Other Assets Less Liabilities -- 0.35%...     110,213
                                          -----------

Net Assets -- 100%....................... $31,457,635
-----------------------------------------------------

(a) Non-income producing security.

See notes to financial statements.
                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Global Health Care Fund
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $25.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Global Health Care Fund is to seek long-term capital appreciation.

Investment Strategies

The Global Health Care Fund normally invests at least 75 percent of its assets in health care sector equity securities. Normally, the Fund will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Fund considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Fund normally will invest at least 65 percent of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of those factors materially changes.

The subadviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The subadviser expects a high portfolio turnover rate of 300 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Global healthcare stocks ended the year on a strong note, with the majority of component industries posting gains during the fourth quarter. While this quarter's gains were unable to erase the prior nine-month's losses, the global healthcare sector outperformed the broad market in 2001.

High levels of volatility have marked the global healthcare sector. Given the complex technical, political and regulatory hurdles involved, scientific research tends to move at a glacial pace. Yet investors often react quickly to breakthroughs that sound promising at first glance but may take decades to yield workable products and generate profits.

One of the top performers for the year included Gilead Sciences, Inc., a biotechnology firm. Because of the "hit or miss" nature of biological research, investor psychology tends to drive this group. Nicholas-Applegate has seen a contraction of valuations, even though the underlying fundamentals continue to be extremely positive as a whole.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Tenet Healthcare Corporation, a holding in the hospital and services industry, also added value in 2001. Nicholas-Applegate believes the outlook for healthcare services is promising given the aging population. Also, the growing emphasis on feeling and looking good should only serve to drive utilization rates higher. Forest Laboratories Inc., a drugs/pharmaceutical holding that develops, manufactures and sells products used for the treatment of a wide range of illnesses added value during the year. Earnings growth for drug companies as a whole is promising, as the pipeline for new products appears to be strong.

Overall, the general outlook for the healthcare sector is extraordinary for one simple reason: demographics. The population of developed economies is aging and older adults tend to need an exponentially higher amount of healthcare -- services, drugs, devices, orthopedics and so on.

                                    [CHART]

                  Enterprise Global                                 Lipper Health and
              Health Care Fund A-Shares     MSCI  World Index*     Biotech Fund Index*
10/31/2000          $9,523.81                  $10,000.00              $10,000.00
12/31/2000          $8,876.19                  $ 9,542.26              $10,221.98
12/31/2001          $8,133.33                  $ 7,937.28              $ 9,152.47

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Global Health Care Fund
        A - Shares                            1-Year  10/31/00-12/31/01
        With Sales Charge                     -12.68%      -16.22%
        Without Sales Charge                   -8.37%      -12.65%
        MSCI World Index*                     -16.82%      -17.96%
        Lipper Health and Biotech Fund Index* -10.46%       -7.31%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Global Health Care Fund
        C - Shares                            1-Year  10/31/00-12/31/01
        With Sales Charge                      -9.84%      -13.26%
        Without Sales Charge                   -8.92%      -13.26%
        MSCI World Index*                     -16.82%      -17.96%
        Lipper Health and Biotech Fund Index* -10.46%       -7.31%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Global Health Care Fund
        B - Shares                            1-Year  10/31/00-12/31/01
        With Sales Charge                     -13.58%      -16.33%
        Without Sales Charge                   -9.03%      -13.35%
        MSCI World Index*                     -16.82%      -17.96%
        Lipper Health and Biotech Fund Index* -10.46%       -7.31%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Global Health Care Fund
        Y - Shares                            1-Year  10/31/00-12/31/01
        Annualized Return                      -8.15%      -12.39%
        MSCI World Index*                     -16.82%      -17.96%
        Lipper Health and Biotech Fund Index* -10.46%       -7.31%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Health & Biotech Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Health & Biotechnology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Future Investment Strategy

Nicholas-Applegate has strictly adhered to their original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because the subadviser is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. The Fund remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Fund is a non-diverstfied fund that may invest up to 50 percent of its total assets in single issuers totaling more than 5 percent. A loss resulting from a particular security will have a greater impact on the fund's return. In addition, specific risks for the health care sector include changes in government regulations and scientific and technological advances.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversfication, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Global Health Care Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                            Number
                                          of Shares
                                         or Principal
                                            Amount       Value

Domestic Common Stocks -- 90.06%
------------------------------------------------------------------

Biotechnology -- 10.29%
------------------------------------------------------------------
Amgen Inc. (a)..........................    13,800    $   778,872
Applied Biosystems Group - Applera
 Corporation............................     3,100        121,737
Cell Therapeutics Inc. (a) (o)..........     6,700        161,738
Exelixis Inc. (a).......................     3,300         54,846
Genentech Inc. (a)......................     3,600        195,300
ICOS Corporation (a)....................     5,000        287,200
InterMune Inc. (a)......................     2,000         98,520
Invitrogen Corporation (a) (o)..........     2,800        173,404
Pharmaceutical Product Development
 Inc. (a)...............................     3,100        100,161
Sangstat Medical Corporation (a)........     4,500         88,380
                                                      -----------
                                                        2,060,158

Computer Services -- 0.92%
------------------------------------------------------------------
Cerner Corporation (a)..................     3,700        184,741

Drugs & Medical Products -- 1.00%
------------------------------------------------------------------
Cell Genesys Inc. (a)...................     2,200         51,128
Cooper Companies Inc. (o)...............     3,000        149,940
                                                      -----------
                                                          201,068

Health Care -- 7.24%
------------------------------------------------------------------
Community Health Systems Inc. (a).......    11,700        298,350
First Health Group Corporation (a)......     7,500        185,550
McKesson Corporation....................    10,000        374,000
Province Healthcare Company (a) (o).....     3,400        104,924
Tenet Healthcare Corporation (a)........     6,500        381,680
Trigon Healthcare Inc. (a)..............     1,500        104,175
                                                      -----------
                                                        1,448,679

Insurance -- 1.56%
------------------------------------------------------------------
Anthem Inc. (a).........................     6,300        311,850

Medical Instruments -- 11.15%
------------------------------------------------------------------
Biomet Inc..............................     7,600        234,840
Boston Scientific Corporation (a).......     4,000         96,480
Conceptus Inc. (a)......................     7,500        177,000
Cytyc Corporation (a) (o)...............     8,000        208,800
Fisher Scientific International Inc. (a)     2,800         81,760
Guidant Corporation (a) (o).............     4,200        209,160
Immunomedics Inc. (a)...................     2,100         42,546
Medtronic Inc. (o)......................     4,500        230,445
NDCHealth Corporation...................     3,400        117,470
St. Jude Medical Inc. (a)...............     2,700        209,655
Thoratec Corporation (a)................     3,700         62,900
Waters Corporation (a)..................     4,600        178,250
Zimmer Holdings Inc. (a)................    12,550        383,277
                                                      -----------
                                                        2,232,583

Medical Services -- 4.62%
------------------------------------------------------------------
Humana Inc. (a).........................    15,300        180,387
Laboratory Corporation of America
 Holdings (a)...........................     2,300        185,955

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Manor Care Inc. (a).................    14,200    $   336,682
Wellpoint Health Networks Inc. (a)..     1,900        222,015
                                                  -----------
                                                      925,039

Pharmaceuticals -- 53.28%
-------------------------------------------------------------
Abbott Laboratories.................    14,400        802,800
Allergan Inc........................     5,300        397,765
American Home Products
  Corporation.......................     9,800        601,328
AmerisourceBergen Corporation (o)...     2,800        177,940
Andrx Group (a) (o).................     1,300         91,533
Barr Laboratories Inc. (a) (o)......     2,700        214,272
Baxter International Inc............    11,900        638,197
Biomarin Pharmaceutical Inc. (a)....     3,800         51,072
Bristol-Myers Squibb Company........    15,200        775,200
Cephalon Inc. (a) (o)...............     2,700        204,079
Cima Labs Inc. (a)..................     3,100        112,065
Cubist Pharmaceuticals Inc. (a) (o).     2,800        100,688
CV Therapeutics Inc. (a) (o)........     1,800         93,636
Durect Corporation Inc. (a).........     7,700         89,243
Eli Lilly & Company.................     3,600        282,744
Enzon Inc. (a) (o)..................     1,800        101,304
First Horizon Pharmaceutical
 Corporation (a)....................     1,950         57,311
Forest Laboratories Inc. (a)........     8,100        663,795
Genta Inc. (a)......................     6,800         96,764
Gilead Sciences Inc. (a)............     5,000        328,600
Human Genome Sciences Inc. (a)......     3,600        121,392
ICN Pharmaceuticals Inc.............    13,200        442,200
IDEC Pharmaceuticals
 Corporation (a) (o)................     5,700        392,901
Inspire Pharmaceutical Inc. (a).....     7,000         98,630
Interneuron Pharmaceuticals Inc. (a)     6,000         66,540
Isis Pharmaceuticals Inc. (a).......     2,200         48,818
Johnson & Johnson...................    16,200        957,420
Ligand Pharmaceuticals Inc. (a).....     2,700         48,330
MedImmune Inc. (a)..................    15,700        727,695
Merck & Company Inc.................    10,000        588,000
MGI Pharma Inc. (a) (o).............     3,200         48,896
Neurocrine Biosciences Inc. (a).....     1,900         97,489
NPS Pharmaceuticals Inc. (a)........     1,300         49,790
Pfizer Inc..........................     7,200        286,920
Protein Design Labs Inc. (a) (o)....     2,400         79,032
Schering-Plough Corporation.........    14,200        508,502
Transkaryotic Therapies Inc. (a) (o)     2,600        111,280
Trimeris Inc. (a)...................     1,200         53,964
Viropharma Inc. (a).................     2,600         59,670
                                                  -----------
                                                   10,667,805
                                                  -----------

Total Domestic Common Stocks
(Identified cost $16,966,867)....................  18,031,923
-------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                  Number
                                of Shares
                               or Principal
                                  Amount      Value

Foreign Stocks -- 6.22%
---------------------------------------------------------

Drugs & Medical Products -- 1.01%
---------------------------------------------------------

Canada -- 1.01%
---------------------------------------------------------
Biovail Corporation (a) (o)...     3,600    $  202,500

Health Care -- 1.16%
---------------------------------------------------------

United Kingdom -- 1.16%
---------------------------------------------------------
Smith & Nephew................    38,500       232,281

Pharmaceuticals -- 4.05%
---------------------------------------------------------

France -- 3.06%
---------------------------------------------------------
Sanofi-Synthelabo.............     8,200       611,675

Israel -- 0.49%
---------------------------------------------------------
Teva Pharmaceutical Industries
 Ltd. (ADR) (o)...............     1,600        98,608

United Kingdom -- 0.50%
---------------------------------------------------------
Acambis (ADR) (a).............     2,000        99,700
                                            ----------
                                               809,983
                                            ----------

Total Foreign Stocks
(Identified cost $1,095,286)...............  1,244,764
---------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Repurchase Agreement -- 4.78%
-------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $957,077
 Collateral: GNMA $1,000,000,
 6.00% due 11/15/31
 Value $985,167.....................   $957,000   $   957,000
                                                  -----------

Total Repurchase Agreement
(Identified cost $957,000).......................     957,000
-------------------------------------------------------------

Total Investments
(Identified cost $19,019,153).................... $20,233,687

Other Assets Less Liabilities -- (1.06)%.........   (212,123)
                                                  -----------

Net Assets -- 100%............................... $20,021,564
-------------------------------------------------------------

(a) Non-income producing security.
(o) Security out on loan at December 31, 2001.
(ADR) American Depository Receipt.

See notes to financial statements.
                                   [GRAPHIC]



                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

                  Enterprise Global Socially Responsive Fund
                             SUBADVISER'S COMMENTS

Rockefeller & Company
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Company, Inc. ("Rockefeller"), which has approximately $3.8 billion in assets under management, became subadviser to the Fund on September 29, 2000. Rockefeller's normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

Investment Strategies

The Global Socially Responsive Fund invests primarily in equity securities of companies that the subadviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The subadviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the subadviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Fund does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights.

The subadviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the subadviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The subadviser seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the subadviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness.

2001 Performance Review

The year 2001 was a difficult year in the financial markets that, of course, were reflecting conditions in the world at large. Faced with the collapse of the Internet bubble and the dark realities of war following the events of September 11, citizens and investors all over the world reassessed their priorities. Many economies slowed down enough to be officially labeled recessions, and the markets were down for the second year in a row. However, in spite of all the pessimism, the markets rebounded in the fourth quarter. The year ended on a strong note as the political situation appeared to stabilize and investors started to anticipate economic recovery from the global monetary stimulus.

For the year, both the Fund and the markets were hurt by the performance of the technology and telecommunications sectors and helped by consumer staples. However, some technology stocks such as International Business Machines Corporation that the Fund held the whole year and Lexmark that the Fund purchased during the year, did well. The Fund's retail positions also did well with holdings like Target Corporation and Tiffany & Company. The Fund's under-weight in energy was a drag on performance, but the Fund's position in solar energy did well; AstroPower Inc. performed particularly well.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                         Growth of a $10,000 Investment

                                    [CHART]


              Enterprise Global
             Socially Responsive                        Lipper Global
               Fund A-Shares       MSCI World Index*     Fund Index*
            --------------------  ------------------  ----------------
 9/30/2000       $9,523.81           $10,000.00         $10,000.00
12/31/2000       $9,285.71           $9,381.22           $9,457.31
12/31/2001       $8,291.98           $7,803.33           $7,966.37

                         Average Annual Total Returns
                       Periods ending December 31, 2001

              Enterprise Global Socially
              Responsive Fund A - Shares 1-Year  09/30/00-12/31/01
              With Sales Charge          -14.97%      -13.89%
              Without Sales Charge       -10.70%      -10.47%
              MSCI World Index*          -16.82%      -17.97%
              Lipper Global Fund Index*  -15.76%      -16.61%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

              Enterprise Global Socially
              Responsive Fund C - Shares 1-Year  09/30/00-12/31/01
              With Sales Charge          -12.21%      -11.05%
              Without Sales Charge       -11.33%      -11.05%
              MSCI World Index*          -16.82%      -17.97%
              Lipper Global Fund Index*  -15.76%      -16.61%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

              Enterprise Global Socially
              Responsive Fund B - Shares 1-Year  09/30/00-12/31/01
              With Sales Charge          -15.75%      -13.90%
              Without Sales Charge       -11.33%      -11.05%
              MSCI World Index*          -16.82%      -17.97%
              Lipper Global Fund Index*  -15.76%      -16.61%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

              Enterprise Global Socially
              Responsive Fund Y - Shares 1-Year  09/30/00-12/31/01
              Annualized Return          -10.28%      -10.06%
              MSCI World Index*          -16.82%      -17.97%
              Lipper Global Fund Index*  -15.76%      -16.61%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

After the strong run up of the markets late in the year, a note of caution is in order. Rockefeller believes that uncertainties remain on a number of fronts, but the market may continue to see reasons for optimism in the medium-and long-term. Oil prices and interest rates have come down substantially in the past year, lowering costs for both business and the consumers. Inventories are low and so is capacity utilization. Consequently, Rockefeller believes that as the world economies respond to the massive stimulus of the central banks, many companies are poised to benefit and show improved profitability. In the meanwhile Rockefeller plans to continue the emphasis on balance sheet strength that proved important in the fourth quarter. Rockefeller believes a conservative approach to valuation will continue to be critical in projecting company and stock performance in the year ahead.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                  Enterprise Global Socially Responsive Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount     Value

Domestic Common Stocks -- 45.40%
---------------------------------------------------------

Banking -- 5.17%
---------------------------------------------------------
Bank of America Corporation.......      800     $ 50,360
J. P. Morgan Chase & Company......    1,700       61,795
Wells Fargo & Company.............    1,800       78,210
                                                --------
                                                 190,365

Computer Hardware -- 3.54%
---------------------------------------------------------
EMC Corporation (a)...............    2,500       33,600
International Business Machines
 Corporation......................      800       96,768
                                                --------
                                                 130,368

Computer Services -- 2.95%
---------------------------------------------------------
Convergys Corporation (a).........    2,900      108,721

Computer Software -- 1.13%
---------------------------------------------------------
Cadence Design Systems Inc. (a)...    1,900       41,648

Consumer Products -- 1.36%
---------------------------------------------------------
Gillette Company..................    1,500       50,100

Crude & Petroleum -- 2.31%
---------------------------------------------------------
Anadarko Petroleum Corporation....    1,500       85,275

Electronics -- 0.77%
---------------------------------------------------------
AstroPower Inc. (a)...............      700       28,301

Entertainment & Leisure -- 2.31%
---------------------------------------------------------
Walt Disney Company...............    4,100       84,952

Food & Beverages -- 3.00%
---------------------------------------------------------
Hershey Foods Corporation.........      700       47,390
PepsiCo Inc.......................    1,300       63,297
                                                --------
                                                 110,687

Insurance -- 2.47%
---------------------------------------------------------
AFLAC Inc.........................    3,700       90,872

Manufacturing -- 3.57%
---------------------------------------------------------
Leggett & Platt Inc...............    3,000       69,000
Pall Corporation..................    2,600       62,556
                                                --------
                                                 131,556

Media -- 3.14%
---------------------------------------------------------
AOL Time Warner Inc. (a)..........    3,600      115,560

Medical Services -- 1.27%
---------------------------------------------------------
Wellpoint Health Networks Inc. (a)      400       46,740

Pharmaceuticals -- 1.76%
---------------------------------------------------------
Merck & Company Inc...............    1,100       64,680

Printing & Publishing -- 1.60%
---------------------------------------------------------
Lexmark International Group Inc.
 (Class A) (a)....................    1,000       59,000

Retail -- 2.23%
--------------------------------------------------------
Target Corporation................    2,000       82,100

                                              Number
                                            of Shares
                                           or Principal
                                              Amount      Value

Semiconductors -- 0.99%
------------------------------------------------------------------
Texas Instruments Inc.....................    1,300     $   36,400

Telecommunications -- 3.57%
------------------------------------------------------------------
AT&T Corporation..........................    2,750         49,885
General Motors Corporation Class H
 (Hughes Electronics Corporation
 Tracking Stock) (a)......................    2,000         30,900
SBC Communications Inc....................    1,300         50,921
                                                        ----------
                                                           131,706

Wireless Communications -- 2.26%
------------------------------------------------------------------
AT&T Wireless Services Inc. (a)...........    2,984         42,880
Motorola Inc..............................    2,700         40,554
                                                        ----------
                                                            83,434
                                                        ----------

Total Domestic Common Stocks
(Identified cost $1,673,506)...........................  1,672,465
------------------------------------------------------------------

Foreign Stocks -- 47.17%
------------------------------------------------------------------

Apparel & Textiles -- 0.58%
------------------------------------------------------------------

United Kingdom -- 0.58%
------------------------------------------------------------------
Matalan...................................    4,200         21,371

Banking -- 8.39%
------------------------------------------------------------------

Belgium -- 2.12%
------------------------------------------------------------------
Dexia.....................................    5,400         77,870

France -- 1.70%
------------------------------------------------------------------
Banque Nationale de Paris.................      700         62,622

Hong Kong -- 1.17%
------------------------------------------------------------------
HSBC Holdings.............................    3,686         43,134

Netherlands -- 3.40%
------------------------------------------------------------------
ABN Amro Holdings.........................    2,558         41,191
ING Groep.................................    3,300         84,130
                                                        ----------
                                                           308,947

Chemicals -- 2.06%
------------------------------------------------------------------

Netherlands -- 2.06%
------------------------------------------------------------------
Akzo Nobel................................    1,700         75,890

Computer Software -- 2.06%
------------------------------------------------------------------

Israel -- 2.06%
------------------------------------------------------------------
Check Point Software Technologies Ltd. (a)    1,900         75,791

Consumer Durables -- 2.13%
------------------------------------------------------------------

United Kingdom -- 2.13%
------------------------------------------------------------------
Reckitt Benckiser.........................    5,400         78,505

Consumer Products -- 1.51%
------------------------------------------------------------------

Japan -- 1.51%
------------------------------------------------------------------
Shiseido Company Ltd......................    6,000         55,461

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                 Number
                               of Shares
                              or Principal
                                 Amount       Value

Crude & Petroleum -- 1.06%
---------------------------------------------------------

Netherlands -- 1.06%
---------------------------------------------------------
Royal Dutch Petroleum Company
 (ADR).......................       800    $    39,216

Electrical Equipment -- 1.74%
---------------------------------------------------------

Japan -- 1.74%
---------------------------------------------------------
Sony Corporation.............     1,400         64,010

Electronics -- 2.54%
---------------------------------------------------------

Japan -- 1.33%
---------------------------------------------------------
Tokyo Electron Ltd...........     1,000         49,080

Netherlands -- 1.21%
---------------------------------------------------------
Philips Electronics..........     1,500         44,570
                                           -----------
                                                93,650

Energy -- 1.39%
---------------------------------------------------------

United Kingdom -- 1.39%
---------------------------------------------------------
Scottish Power...............     9,300         51,377

Food & Beverages -- 7.48%
---------------------------------------------------------

Japan -- 1.02%
---------------------------------------------------------
ITO EN Ltd...................       900         37,783

Netherlands -- 1.58%
---------------------------------------------------------
Koninklijke Ahold............     2,000         58,180

United Kingdom -- 4.88%
---------------------------------------------------------
Cadbury Schweppes............    15,100         96,152
Unilever.....................    10,200         83,634
                                           -----------
                                               275,749

Insurance -- 3.95%
---------------------------------------------------------

Finland -- 2.25%
---------------------------------------------------------
Sampo Insurance Company Ltd.
 (Class A)...................    10,600         83,033

France -- 1.70%
---------------------------------------------------------
AXA..........................     3,000         62,676
                                           -----------
                                               145,709

Machinery -- 2.16%
---------------------------------------------------------

United Kingdom -- 2.16%
---------------------------------------------------------
FKI..........................    29,600         79,610

Manufacturing -- 0.64%
---------------------------------------------------------

United Kingdom -- 0.64%
---------------------------------------------------------
Invensys.....................    13,600         23,578

Oil Services -- 0.95%
---------------------------------------------------------

United Kingdom -- 0.95%
---------------------------------------------------------
BP Amoco.....................     4,500         34,935

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Pharmaceuticals -- 1.67%
------------------------------------------------------------

Switzerland -- 1.67%
------------------------------------------------------------
Novartis............................      1,700   $   61,461

Publishing -- 2.09%
------------------------------------------------------------

United Kingdom -- 2.09%
------------------------------------------------------------
Pearson.............................      6,700       77,047

Semiconductors -- 1.22%
------------------------------------------------------------

France -- 1.22%
------------------------------------------------------------
STMicroelectronics..................      1,400       44,926

Telecommunications -- 3.55%
------------------------------------------------------------

Japan -- 2.12%
------------------------------------------------------------
NTT Corporation.....................         24       78,223

Spain -- 1.43%
------------------------------------------------------------
Telefonica (a)......................      3,920       52,446
                                                  ----------
                                                     130,669
                                                  ----------

Total Foreign Stocks
(Identified cost $1,884,922).....................  1,737,902
------------------------------------------------------------

Certificate of Deposit -- 0.27%
------------------------------------------------------------
SELF-HELP Credit Union
 Economic Development Certificate
 (NCUA insured) 2.00% due
 08/26/02 (d).......................   $ 10,000       10,016
                                                  ----------

Total Certificate of Deposit
(Identified cost $10,016)........................     10,016
------------------------------------------------------------

Repurchase Agreement -- 9.04%
------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement,1.45% due 01/02/02,
 Maturity Value $333,027
 Collateral: GNMA
 $350,000, 6.00% due 11/15/31
 Value $344,808.....................    333,000      333,000
                                                  ----------

Total Repurchase Agreement
(Identified cost $333,000).......................    333,000
------------------------------------------------------------

Total Investments
(Identified cost $3,901,444)..................... $3,753,383

Other Assets Less Liabilities -- (1.88)%.........   (69,213)
                                                  ----------

Net Assets -- 100%............................... $3,684,170
------------------------------------------------------------

(a) Non-income producing security.
(d) Security is fair valued at December 31, 2001.
(ADR) American Depository Receipt.
(NCUA) National Credit Union Administration.

See notes to financial statements.

                       THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Global Technology Fund
                             SUBADVISER'S COMMENTS


Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. ("Alger"), which has approximately $13.6 billion in assets under management, became the subadviser to the Fund, previously known as the Enterprise International Internet Fund, on June 30, 2000, the Fund's inception date. Alger's normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Global Technology Fund is to seek long-term capital appreciation.

Investment Strategies

The Fund pursues its goal by investing primarily in domestic and foreign companies engaged in technology and technology-related industries. Under normal market conditions, the Fund will invest at least 80 percent of its total assets in equity securities of domestic and foreign companies that are engaged in the research, design, development, and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies.

There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts.

The subadviser selects Fund securities by evaluating a company's positioning or business model and also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the subadviser looks at the amount of capital a company currently expends on research and development. The subadviser believes that dollars invested in research and development today frequently have a significant bearing on future growth.

2001 Performance Review

The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Federal Reserve ("Fed") slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


On Tuesday, September 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 18 1/2 months earlier.

However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

Over-weighting in aggressive holdings early in the period negatively impacted the Fund's returns, while an inherent technology bias and growth bias negatively impacted the Fund throughout.

                         Growth of a $10,000 Investment

                                    [CHART]

               Enterprise Global        MSCI World           Lipper Science &
            Technology Fund A-Shares      Index*         Technology Fund Index*
           -------------------------  ---------------   ------------------------
6/30/2000          $9,523.81            $10,000.00            $10,000.00
12/31/2000         $5,571.43            $ 8,910.00            $ 6,401.49
12/31/2001         $2,933.33            $ 7,411.00            $ 4,178.60


                          Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Global Technology Fund
       A - Shares                              1-Year  06/30/00-12/31/01
       With Sales Charge                       -49.84%      -55.75%
       Without Sales Charge                    -47.35%      -54.29%
       MSCI World Index*                       -16.82%      -18.06%
       Lipper Science & Technology Fund Index* -34.72%      -44.02%

                          Average Annual Total Returns
                        Periods ending December 31, 2001

       Enterprise Global Technology Fund
       C - Shares                              1-Year  06/30/00-12/31/01
       With Sales Charge                       -48.12%      -54.59%
       Without Sales Charge                    -47.59%      -54.59%
       MSCI World Index*                       -16.82%      -18.06%
       Lipper Science & Technology Fund Index* -34.72%      -44.02%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Global Technology Fund
       B - Shares                              1-Year  06/30/00-12/31/01
       With Sales Charge                       -50.21%      -55.81%
       Without Sales Charge                    -47.59%      -54.59%
       MSCI World Index*                       -16.82%      -18.06%
       Lipper Science & Technology Fund Index* -34.72%      -44.02%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Global Technology Fund
       Y - Shares                              1-Year  06/30/00-12/31/01
       Annualized Return                       -47.02%      -54.00%
       MSCI World Index*                       -16.82%      -18.06%
       Lipper Science & Technology Fund Index* -34.72%      -44.02%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

    The MSCI World Index replaces the S&P 500 Index as the broad-based comparison as it more appropriately reflects the broad-based market. During 2001 an investment in the above hypothetical account decreased by $2,638 compared to a decrease of $1,499 and $1,085 in the MSCI World Index and the S&P 500 Index respectively. The Lipper Science & Technology Fund index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.


                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Future Investment Strategy

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. Furthermore, as the clouds that descended on September 11th begin to lift, the fundamental strengths of the American economy come into focus once again. The United States has less than 5 percent of the world's population but accounts for 25 percent of the world's GDP. Americans work longer hours and produce more innovations than any other culture. Whatever problems continue to bedevil the market, it starts with considerable advantages. Alger expects that the threat of terrorism will be turned back, the euro will trigger growth in the European Union, and the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The months ahead may remain bumpy, but after that, Alger believes the road will be much smoother.

Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with what Alger believes to be appealing technology stocks. The Fund is not likely to invest significantly in smaller second and third-world countries. While Alger is not entirely closed to looking at smaller markets, the better, what Alger believes to be more significant investment opportunities tend to exist in the more advanced countries. Additionally, the Fund is also not likely to hedge against currency fluctuations in the near future. Alger believes that currency hedging can be expensive, and tends to eat away at long-term returns.

The Fund is a sector fund that concentrates its equities in a specific industry, typically possessing higher risks associated with a less diversified portfolio. In addition, some Internet-related stocks have shown extreme volatility; trading in a broad range of share prices daily and international investments include the risk of currency fluctuations, foreign taxation, differences in accounting standards, and political or economic instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount        Value

Domestic Common Stocks -- 60.35%
-----------------------------------------------------------------

Advertising -- 1.04%
-----------------------------------------------------------------
DoubleClick Inc. (a)..............     3,900    $      44,226
TMP Worldwide Inc. (a)............     1,000           42,900
                                                -------------
                                                       87,126

Biotechnology -- 1.88%
-----------------------------------------------------------------
Covance Inc. (a)..................     6,900          156,630

Communications -- 1.83%
-----------------------------------------------------------------
Brocade Communications Systems
 Inc. (a).........................     4,600          152,352

Computer Hardware -- 1.95%
-----------------------------------------------------------------
Dell Computer Corporation (a).....     6,000          163,080

Computer Services -- 3.02%
-----------------------------------------------------------------
SpeechWorks International Inc. (a)     4,900           55,125
Sun Microsystems Inc. (a).........    16,000          196,800
                                                -------------
                                                      251,925

Computer Software -- 6.47%
-----------------------------------------------------------------
Citrix Systems Inc. (a)...........     7,200          163,152
Informatica Corporation (a).......     6,000           87,060
Manugistics Group Inc. (a)........     3,900           82,212
McData Corporation (a)............     1,450           35,525
Nuance Communications Inc. (a)....     4,900           44,590
Siebel Systems Inc. (a)...........     4,550          127,309
                                                -------------
                                                      539,848

Consumer Services -- 1.88%
-----------------------------------------------------------------
First Data Corporation............     2,000          156,900

Electrical Equipment -- 1.02%
-----------------------------------------------------------------
Intersil Corporation (Class A) (a)     2,650           85,463

Fiber Optics -- 0.51%
-----------------------------------------------------------------
JDS Uniphase Corporation (a)......     4,900           42,777

Health Care -- 4.06%
-----------------------------------------------------------------
Community Health Systems Inc. (a).     5,000          127,500
Tenet Healthcare Corporation (a)..     3,600          211,392
                                                -------------
                                                      338,892

Medical Services -- 2.61%
-----------------------------------------------------------------
Biogen Inc. (a)...................     3,800          217,930

Pharmaceuticals -- 10.87%
-----------------------------------------------------------------
AmerisourceBergen Corporation.....     3,000          190,650
Caremark Rx Inc. (a)..............     7,000          114,170
Cubist Pharmaceuticals Inc. (a)...     4,000          143,840
King Pharmaceuticals Inc. (a).....     6,700          282,271
NPS Pharmaceuticals Inc. (a)......     4,600          176,180
                                                -------------
                                                      907,111

                               Number
                             of Shares
                            or Principal
                               Amount      Value

Retail -- 5.99%
----------------------------------------------------
Amazon.com Inc. (a)........    14,000    $  151,480
eBay Inc. (a)..............     5,200       347,880
                                         ----------
                                            499,360

Semiconductors -- 10.44%
---------------------------------------------------
Amkor Technology Inc. (a)..     8,400       134,652
Analog Devices Inc. (a)....     1,900        84,341
Conexant Systems Inc. (a)..     7,600       109,136
Intel Corporation..........     4,700       147,815
Kopin Corporation (a)......     5,000        70,000
Micron Technology Inc. (a).     7,750       240,250
National Semiconductor
 Corporation (a)...........     2,750        84,672
                                         ----------
                                            870,866

Technology -- 0.97%
---------------------------------------------------
Symbol Technologies Inc....     5,100        80,988

Telecommunications -- 3.64%
---------------------------------------------------
Polycom Inc. (a)...........     2,650        91,160
QUALCOMM Inc. (a)..........     4,200       212,100
                                         ----------
                                            303,260

Wireless Communications -- 2.17%
---------------------------------------------------
Sprint PCS (a).............     7,400       180,634
                                         ----------

Total Domestic Common Stocks
(Identified cost $4,722,400)............  5,035,142
---------------------------------------------------

Foreign Stocks -- 38.06%
---------------------------------------------------

Broadcasting -- 6.33%
---------------------------------------------------

Australia -- 2.48%
---------------------------------------------------
News Corporation Ltd. (ADR)     6,500       206,765

Mexico -- 3.85%
---------------------------------------------------
Grupo Televisa (ADR) (a)...     7,450       321,691
                                         ----------
                                            528,456

Computer Services -- 2.79%
---------------------------------------------------

Hong Kong -- 2.79%
---------------------------------------------------
Legend Holdings Ltd........   456,000       232,451

Computer Software -- 2.39%
---------------------------------------------------

Israel -- 2.39%
---------------------------------------------------
Check Point Software
 Technologies Ltd. (a).....     5,000       199,450

Manufacturing -- 3.88%
---------------------------------------------------

Bermuda -- 3.88%
---------------------------------------------------
Tyco International Ltd.....     5,500       323,950

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount      Value

Retail -- 2.73%
----------------------------------------------------------

Japan -- 2.73%
----------------------------------------------------------
Nintendo Company Ltd..............     1,300    $  227,731

Semiconductors -- 6.95%
----------------------------------------------------------

Netherlands -- 2.73%
----------------------------------------------------------
ASML Holdings
 (NY Registered) (a)..............     5,000        85,250
STMicroelectronics................     4,500       142,515

Taiwan -- 4.22%
----------------------------------------------------------
Taiwan Semiconductor Manufacturing
 Company Ltd. (ADR) (a)...........    20,500       351,985
                                                ----------
                                                   579,750

Telecommunications -- 2.85%
----------------------------------------------------------

United Kingdom -- 2.85%
----------------------------------------------------------
Amdocs Ltd. (a)...................     7,000       237,790

Wireless Communications -- 10.14%
----------------------------------------------------------

Finland -- 2.97%
----------------------------------------------------------
Nokia Corporation (Class A) (ADR).    10,100       247,753

Hong Kong -- 2.73%
----------------------------------------------------------
China Mobile Hong Kong Ltd.
 (ADR) (a)........................    13,000       227,240

Japan -- 3.52%
----------------------------------------------------------
NTT DoCoMo Inc....................        25       293,871

United Kingdom -- 0.92%
----------------------------------------------------------
Vodafone Group (ADR)..............     3,000        77,040
                                                ----------
                                                   845,904

Total Foreign Stocks
(Identified cost $4,214,253)...................  3,175,482
----------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Repurchase Agreement -- 1.97%
-------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $164,013
 Collateral: GNMA $175,000, 6.00%
 due 11/15/31, Value $172,404.......   $164,000   $  164,000
                                                  ----------

Total Repurchase Agreement
(Identified cost $164,000).......................    164,000
-------------------------------------------------------------

Total Investments
(Identified cost $9,100,653).....................  8,374,624

Other Assets Less Liabilities -- (0.38)%.........    (31,800)

Net Assets -- 100%............................... $8,342,824
-------------------------------------------------------------

(a) Non-income producing security
(ADR) American Depository Receipt

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Internet Fund
                             SUBADVISER'S COMMENTS


Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. ("Alger"), which has approximately $13.6 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

The investment objective of the Enterprise Internet Fund is to seek long-term capital appreciation.

Investment Strategies

Under normal conditions, the Internet Fund will invest at least 65 percent of its assets in the equity securities of companies in the Internet, intranet and in e-commerce enterprises as well as those that develop services and products for the Internet and those that make significant use of the Internet for delivery of services and products. In choosing which companies' stock the Fund should purchase, the Fund Manager invests in those companies listed on a U.S. securities exchange that are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or intranet related businesses. The Fund may also invest in other "high-tech" companies. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high-tech" companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.

2001 Performance Review

The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Fed slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1620 and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

On Tuesday, September 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 18 1/2 months earlier.

However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

Over-weighting in aggressive holdings early in the period negatively impacted the Fund's returns, while an inherent technology bias and growth bias negatively impacted the Fund throughout.

                         Growth of a $10,000 Investment

                                     [CHART]

               Enterprise Internet                      Lipper Science &
                 Fund A-Shares       S&P 500 Index*   Technology Fund Index*
              --------------------  ---------------  -----------------------
  7/1/1999        $9,523.81           $10,000.00            $10,000.00
12/31/1999       $30,551.65           $10,770.36            $16,797.87
12/31/2000       $14,939.85            $9,789.68            $11,712.62
12/31/2001        $9,869.77            $8,626.41             $7,645.47


                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Internet Fund A - Shares     1-Year  07/01/99-12/31/01
       With Sales Charge                       -37.07%       -0.52%
       Without Sales Charge                    -33.94%        1.44%
       S & P 500 Index*                        -11.88%       -5.74%
       Lipper Science & Technology Fund Index* -34.72%      -10.18%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Internet Fund C - Shares     1-Year  07/01/99-12/31/01
       With Sales Charge                       -34.92%        0.92%
       Without Sales Charge                    -34.27%        0.92%
       S & P 500 Index*                        -11.88%       -5.74%
       Lipper Science & Technology Fund Index* -34.72%      -10.18%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Internet Fund B - Shares     1-Year  07/01/99-12/31/01
       With Sales Charge                       -37.53%       -0.64%
       Without Sales Charge                    -34.24%        0.96%
       S & P 500 Index*                        -11.88%       -5.74%
       Lipper Science & Technology Fund Index* -34.72%      -10.18%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise Internet Fund Y - Shares     1-Year  07/01/99-12/31/01
       Annualized Return                       -33.65%        1.95%
       S & P 500 Index*                        -11.88%       -5.74%
       Lipper Science & Technology Fund Index* -34.72%      -10.18%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Science & Technology Fund index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Future Investment Strategy

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. Furthermore, as the clouds that descended on September 11th begin to lift, the fundamental strengths of the American economy come into focus once again. The United States has less than 5 percent of the world's population but accounts for 25 percent of the world's GDP. Americans work longer hours and produce more innovations than any other culture. Whatever problems continue to bedevil the market, it starts with considerable advantages. Alger expects that the threat of terrorism will be turned back, the euro will trigger growth in the European Union, and the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The months ahead may remain bumpy, but after that, Alger believes the road will be much smoother.

Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with what Alger believes to be appealing technology stocks.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Internet Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount          Value

Domestic Common Stocks -- 81.09%
--------------------------------------------------------------------

Advertising -- 0.69%
--------------------------------------------------------------------
DoubleClick Inc. (a)..............      55,100    $      624,834
TMP Worldwide Inc. (a)............       5,000           214,500
                                                  --------------
                                                         839,334

Cable -- 3.29%
--------------------------------------------------------------------
Charter Communications Inc. (a)...     243,650         4,003,169

Communications -- 1.58%
--------------------------------------------------------------------
Brocade Communications Systems
 Inc. (a).........................      58,100         1,924,272

Computer Hardware -- 2.90%
--------------------------------------------------------------------
Dell Computer Corporation (a).....     130,100         3,536,118

Computer Services -- 12.10%
--------------------------------------------------------------------
Bisys Group Inc. (a)..............      48,100         3,077,919
Fair Issac & Company Inc..........      20,200         1,273,004
SpeechWorks International Inc. (a)      71,850           808,312
Sun Microsystems Inc. (a).........     287,000         3,530,100
Synopsys Inc. (a).................      82,800         4,890,996
VeriSign Inc. (a).................      30,400         1,156,416
                                                  --------------
                                                      14,736,747

Computer Software -- 18.08%
--------------------------------------------------------------------
BMC Software Inc. (a).............      79,300         1,298,141
Citrix Systems Inc. (a)...........      82,000         1,858,120
Informatica Corporation (a).......      89,050         1,292,116
Intuit Inc. (a)...................      28,500         1,218,660
Manugistics Group Inc. (a)........      70,250         1,480,870
McData Corporation (a)............      22,950           562,275
Microsoft Corporation (a).........      93,300         6,182,991
Nuance Communications Inc. (a)....      70,200           638,820
Oracle Corporation (a)............     207,800         2,869,718
Overture Services Inc. (a)........      77,850         2,758,225
Siebel Systems Inc. (a)...........      66,800         1,869,064
                                                  --------------
                                                      22,029,000

Consumer Services -- 3.02%
--------------------------------------------------------------------
First Data Corporation............      46,950         3,683,228

Electrical Equipment -- 0.62%
--------------------------------------------------------------------
Intersil Corporation (Class A) (a)      23,600           761,100

Electronics -- 1.42%
--------------------------------------------------------------------
Integrated Device Technology (a)..      65,000         1,728,350

Fiber Optics -- 0.51%
--------------------------------------------------------------------
JDS Uniphase Corporation (a)......      71,250           622,013

Finance -- 1.09%
--------------------------------------------------------------------
Fiserv Inc. (a)...................      31,400         1,328,848

Media -- 0.97%
--------------------------------------------------------------------
AOL Time Warner Inc. (a)..........      36,700         1,178,070

                                      Number
                                    of Shares
                                   or Principal
                                      Amount          Value

Retail -- 10.30%
-------------------------------------------------------------------
Amazon.com Inc. (a)...............     201,850    $    2,184,017
eBay Inc. (a).....................      75,900         5,077,710
FreeMarkets Inc. (a)..............     160,300         3,842,391
Office Depot Inc. (a).............      78,000         1,446,120
                                                  --------------
                                                      12,550,238

Semiconductors -- 11.91%
-------------------------------------------------------------------
Amkor Technology Inc. (a).........      99,800         1,599,794
Analog Devices Inc. (a)...........      27,400         1,216,286
Conexant Systems Inc. (a).........      90,300         1,296,708
Dupont Photomasks Inc. (a)........      31,500         1,368,675
Intel Corporation.................      67,550         2,124,447
Kopin Corporation (a).............      70,000           980,000
Micron Technology Inc. (a)........     111,300         3,450,300
National Semiconductor
 Corporation (a)..................      39,400         1,213,126
Teradyne Inc. (a).................      41,850         1,261,359
                                                  --------------
                                                      14,510,695

Technology -- 6.37%
-------------------------------------------------------------------
Linear Technology Corporation.....      69,850         2,726,944
Microchip Technology Inc. (a).....      97,200         3,765,528
Symbol Technologies Inc...........      80,050         1,271,194
                                                  --------------
                                                       7,763,666

Telecommunications -- 3.58%
-------------------------------------------------------------------
Polycom Inc. (a)..................      38,100         1,310,640
QUALCOMM Inc. (a).................      60,350         3,047,675
                                                  --------------
                                                       4,358,315

Wireless Communications -- 2.66%
-------------------------------------------------------------------
Powerwave Technologies Inc (a)....      35,250           609,120
Sprint PCS (a)....................     108,000         2,636,280
                                                  --------------
                                                       3,245,400
                                                  --------------

Total Domestic Common Stocks
(Identified cost $93,425,385 )...................     98,798,563
-------------------------------------------------------------------

Foreign Stocks -- 15.27%
-------------------------------------------------------------------

Computer Software -- 1.54%
-------------------------------------------------------------------
Check Point Software Technologies
 Ltd. (a).........................      47,100         1,878,819

Manufacturing -- 4.04%
-------------------------------------------------------------------
Tyco International Ltd............      83,540         4,920,506

Semiconductors -- 3.20%
-------------------------------------------------------------------
Marvell Technology Group Ltd. (a).      18,800           673,416
Taiwan Semiconductor Manufacturing
 Company Ltd. (ADR) (a)...........     188,050         3,228,819
                                                  --------------
                                                       3,902,235

Telecommunications -- 3.20%
-------------------------------------------------------------------
Amdocs Ltd. (a)...................     114,700         3,896,359

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

Wireless Communications -- 3.29%
----------------------------------------------------------
Nokia Corporation (Class A) (ADR)     163,300  $ 4,005,749
                                               -----------

Total Foreign Stocks
(Identified cost $18,024,637).................  18,603,668
----------------------------------------------------------

U.S. Government Agency Obligations -- 2.46%
-----------------------------------------------------------
Federal Home Loan Bank Discount
 Note, 1.68% due 02/19/02........  $2,000,000    1,995,427
Freddie Mac Discount Note
 1.93% due 02/07/02..............   1,000,000      998,016
                                               -----------

Total U.S. Government Agency Obligations
(Identified cost $2,993,443 ).................   2,993,443
----------------------------------------------------------

Commercial Paper -- 1.23%
----------------------------------------------------------
Federal Farm Credit Bank,
 1.70% due 01/29/02..............   1,500,000    1,498,017
                                               -----------

Total Commercial Paper
(Identified cost $1,498,017)..................   1,498,017
----------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value
Repurchase Agreement -- 0.22%
---------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $271,022
 Collateral: GNMA $285,000,
 6.00% due 11/15/31,
 Value $280,773.....................   $271,000   $    271,000
                                                  ------------

Total Repurchase Agreement
(Identified cost $271,000).......................      271,000
---------------------------------------------------------------

Total Investments
(Identified cost $116,212,482)................... $122,164,691

Other Assets Less Liabilities -- (0.27)%.........     (329,830)
                                                  ------------

Net Assets -- 100%............................... $121,834,861
---------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Mergers and Acquisitions Fund
                             SUBADVISER'S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company ("Gabelli"), which manages approximately $23 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on February 28, 2001.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is to seek capital appreciation.

Investment Strategies

The Subadviser will purchase shares of companies believed to be likely acquisition targets within 12 to 18 months. In addition, the Subadviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Subadviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted.

The Subadviser may invest in small, mid and large capitalization stocks. The Subadviser expects a high portfolio turnover rate of 150 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets.

2001 Performance Review

The merger and acquisitions market ebbed during 2001 as financial reverberations from September 11 suppressed deal appetite. Merger and acquisitions worldwide totaled $1.74 trillion in 2001, down nearly 50 percent from the record volume of $3.46 trillion in 2000.

The volatile U.S. markets, global economic slowdown and lack of visibility on forward earnings prompted many companies to focus on their own businesses, and the volatile market made it difficult for willing buyers and sellers to agree on how to value their companies. Further complicating matters, European regulators were unexpectedly tough on selected transactions, such as General Electric's attempt to buy Honeywell.

While these factors crimped deal activity for much of the year, merger and acquisition action began to heat up in December with the announcement of several major deals including: AT&T Broadband's deal with Comcast, Amgen Inc.'s proposed acquisition of Imunex Corp., GE Capital agreed to acquire Security Capital.

Although losers outnumbered gainers in the stock portion of the Fund, big winners included Ackerley, which agreed to be bought by Clear Channel, and Carter Wallace, which was also acquired.

Although the return on money market instruments declined significantly over the year as the Fed aggressively cut short-term interest rates, the Fund's larger than normal position in cash reserves helped the Fund deliver positive returns. With merger and acquisition activity slowing considerably, there were fewer risk arbitrage opportunities to take advantage of.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


                                    [CHART]

                     Enterprise Mergers
                      and Acquisitions           S & P 500
                       Fund A-Shares              Index*
                     ------------------         -----------
 2/28/2001               $ 9,523.81             $ 10,000.00
12/31/2001               $ 9,735.12             $  9,363.60



                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Mergers and Acquisitions Fund
           A - Shares                               02/28/01-12/31/01
                     With Sales Charge                   -2.65%
                     Without Sales Charge                 2.22%
                     S & P 500 Index*                    -6.36%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Mergers and Acquisitions Fund
           C - Shares                               02/28/01-12/31/01
                     With Sales Charge                    0.72%
                     Without Sales Charge                 1.72%
                     S & P 500 Index*                    -6.36%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Mergers and Acquisitions Fund
           B - Shares                               02/28/01-12/31/01
                     With Sales Charge                   -3.28%
                     Without Sales Charge                 1.72%
                     S & P 500 Index*                    -6.36%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Mergers and Acquisitions Fund
           Y - Shares                               02/28/01-12/31/01
                      Cumulative Return                   2.52%
                      S & P 500 Index*                   -6.36%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

Gabelli remains optimistic that merger transactions will increase in 2002 as a result of several fundamental drivers: valuation multiples have shrunk, buyers have unprecedented levels of uninvested capital, and strong industry consolidators still have the need and investor mandate to grow through acquisition. Gabelli believes that in this period of flat economic activity, acquisitions are often the only way for companies to grow the top line.

Gabelli is confident about the prospects for the Fund's investment discipline in the New Year. Gabelli will attempt to provide the Fund with risk-adjusted returns, non-correlated to the overall market in the New Year and beyond.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Mergers and Acquisitions Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Domestic Common Stocks -- 49.16%
----------------------------------------------------------------

Advertising -- 0.92%
----------------------------------------------------------------
Ackerley Group Inc. (a)..........    30,000    $     525,000

Aerospace -- 1.30%
----------------------------------------------------------------
Honeywell International Inc......    12,000          405,854
Sequa Corporation (Class A) (a)..     2,000           95,040
Sequa Corporation (Class B) (a)..     2,000          107,000
SPS Technologies Inc. (a)........     4,000          139,680
                                               -------------
                                                     747,574

Automotive -- 2.98%
----------------------------------------------------------------
BorgWarner Inc...................     3,000          156,750
McGrath Rentcorp.................    40,000        1,500,800
Standard Motor Products Inc......     2,000           27,800
Tenneco Automotive Inc. (a)......    12,000           24,480
                                               -------------
                                                   1,709,830

Banking -- 0.35%
----------------------------------------------------------------
Civic Bancorp (a)................     1,000           20,300
Community Savings Bankshares Inc.     3,000           56,970
Mellon Financial Corporation.....     3,000          112,860
Resource Bancshares Mortgage
 Group Inc.......................     1,000           11,460
                                               -------------
                                                     201,590

Broadcasting -- 1.25%
----------------------------------------------------------------
Fisher Companies Inc.............     3,000          132,000
Granite Broadcasting
 Corporation (a).................    20,000           41,200
Gray Communications Systems Inc.
 (Class B).......................     9,500           98,705
Paxson Communications
 Corporation (a).................    22,000          229,900
Young Broadcasting Inc. (a)......    12,000          215,400
                                               -------------
                                                     717,205

Building & Construction -- 0.70%
----------------------------------------------------------------
Rollins Inc......................    14,000          280,000
Salem Communications Corporation
 (Class A) (a)...................     5,300          121,900
                                               -------------
                                                     401,900

Cable -- 1.32%
----------------------------------------------------------------
Cablevision Systems Corporation
 (Class A) (a)...................    16,000          759,200

Chemicals -- 1.40%
----------------------------------------------------------------
Hercules Inc. (a)................    33,000          330,000
MacDermid Inc....................    20,000          339,000
Schulman A Inc...................    10,000          136,500
                                               -------------
                                                     805,500

Computer Software -- 0.12%
----------------------------------------------------------------
BNS Company (Class A) (a)........    30,000           68,100

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Electrical Equipment -- 1.41%
---------------------------------------------------------------
Baldor Electric Company..........     8,000    $     167,200
DQE Inc..........................     8,000          151,440
SL Industries Inc. (a)...........    20,000          117,000
Thomas & Betts Corporation (a)...    14,000          296,100
Thomas Industries Inc............     3,000           75,000
                                               -------------
                                                     806,740

Electronics -- 0.58%
---------------------------------------------------------------
Fargo Electronics Inc. (a).......    48,000          328,320
Sparton Corporation..............     1,000            6,800
                                               -------------
                                                     335,120

Energy -- 6.64%
---------------------------------------------------------------
Conectiv Inc.....................   100,000        2,449,000
Niagara Mohawk Holdings Inc. (a).    35,000          620,550
Northeast Utilities..............    31,200          550,056
RGS Energy Group Inc.............     5,000          188,000
Williams Companies Inc...........         1               25
                                               -------------
                                                   3,807,631

Entertainment & Leisure -- 0.87%
---------------------------------------------------------------
Acme Communications Inc. (a).....    20,000          134,800
E.W. Scripps Company (Class A)...     5,500          363,000
                                               -------------
                                                     497,800

Finance -- 0.55%
---------------------------------------------------------------
BKF Capital Group Inc. (a).......    10,000          287,000
Interactive Data Corp (a)........     2,000           28,280
                                               -------------
                                                     315,280

Food, Beverages & Tobacco -- 0.83%
---------------------------------------------------------------
Flowers Foods Inc. (a)...........     6,500          259,480
Sensient Technologies Corporation    10,000          208,100
Spartan Stores Inc. (a)..........       500            5,980
                                               -------------
                                                     473,560

Forest Products -- 0.13%
---------------------------------------------------------------
Gaylord Container Corporation (a)    75,000           75,750

Insurance -- 0.22%
---------------------------------------------------------------
Argonaut Group Inc...............     6,500          127,205

Machinery -- 0.66%
---------------------------------------------------------------
IDEX Corporation.................     1,000           34,500
Tennant Company..................     6,000          222,600
Watts Industries Inc. (Class A)..     8,000          120,000
                                               -------------
                                                     377,100

Manufacturing -- 2.39%
---------------------------------------------------------------
Cooper Industries Inc............    31,000        1,082,520
Energizer Holdings Inc. (a)......    15,000          285,750
                                               -------------
                                                   1,368,270

Medical Services -- 2.74%
---------------------------------------------------------------
CIRCOR International Inc.........    10,000          184,500
Immunex Corporation (a)..........    50,000        1,385,500
                                               -------------
                                                   1,570,000

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Metals & Mining -- 0.05%
---------------------------------------------------------------
WHX Corporation (a)..............    20,000    $      30,800

Oil Services -- 0.33%
---------------------------------------------------------------
Kerr-McGee Corporation...........         1               55
RPC Inc..........................     6,000          105,900
SEMCO Energy Inc.................     8,000           86,000
                                               -------------
                                                     191,955

Paper Products --4.96%
---------------------------------------------------------------
Mead Corporation.................     3,000           92,670
Westvaco Corporation.............     5,000          142,250
Willamette Industries Inc........    50,000        2,606,000
                                               -------------
                                                   2,840,920

Printing & Publishing -- 1.39%
---------------------------------------------------------------
McClatchy Company (Class A)......     3,000          141,000
Media General Inc. (Class A).....     7,000          348,810
Pulitzer Inc.....................     6,000          306,000
                                               -------------
                                                     795,810

Publishing -- 0.39%
---------------------------------------------------------------
Readers Digest Inc...............    10,000          224,000

Real Estate -- 4.99%
---------------------------------------------------------------
Griffin Land & Nurseries Inc. (a)     5,400           73,494
Security Capital Group Inc.
 (Class B) (a)...................    60,000        1,522,200
Storage USA Inc..................    30,000        1,263,000
                                               -------------
                                                   2,858,694

Security & Investigation Services -- 1.01%
---------------------------------------------------------------
Interlogix Inc. (a)..............    15,000          580,050

Telecommunications -- 4.80%
---------------------------------------------------------------
AT&T Corporation.................    50,000          907,000
Broadwing Inc. (a)...............    40,000          380,000
Centurytel Inc...................    10,000          328,000
Commonwealth Telephone
 Enterprises Inc. (a)............     4,000          182,000
Commonwealth Telephone
 Enterprises Inc. (Class B) (a)..     1,000           41,000
Conestoga Enterprises Inc........    20,300          648,587
Rural Celluar Corporation (a)....     3,000           66,750
Sprint Corporation...............    10,000          200,800
                                               -------------
                                                   2,754,137

Utilities -- 1.83%
---------------------------------------------------------------
CH Energy Group Inc..............   19,000           825,930
Southwest Gas Corporation........   10,000           223,500
                                               -------------
                                                   1,049,430

                                        Number
                                      of Shares
                                     or Principal
                                        Amount         Value

Wireless Communications -- 2.05%
-------------------------------------------------------------------
Allen Telecom Inc. (a)..............       4,000   $      34,000
AT&T Wireless Services Inc. (a).....       6,000          86,220
Dobson Communications
 Corporation (a)....................      30,000         256,200
Leap Wireless International Inc. (a)       2,000          41,940
Nextel Communications Inc.
 (Class A) (a)......................      10,000         109,600
Price Communications
 Corporation (a)....................      30,000         572,700
Sprint PCS (a)......................       3,000          73,230
                                                   -------------
                                                       1,173,890
                                                   -------------

Total Domestic Common Stocks
(Identified cost $28,692,333).....................    28,190,041
-------------------------------------------------------------------

Foreign Stocks -- 2.49%
-------------------------------------------------------------------

Apparel & Textiles -- 2.07%
-------------------------------------------------------------------
Gucci Group (ADR)...................      14,000       1,188,600

Cable -- 0.06%
-------------------------------------------------------------------
Rogers Communications Inc.
 (Class B) (a)......................       2,000          33,600

Telecommunications -- 0.10%
-------------------------------------------------------------------
AT&T Canada Inc. Deposit Receipts
 (Class B) (a)......................       2,000          60,380
                                                   -------------

Wireless Communications -- 0.26%
-------------------------------------------------------------------
Rogers Wireless Communications
 (Class B) (a)......................      10,000         145,500
                                                   -------------

Total Foreign Stocks
(Identified cost $1,379,476)......................     1,428,080
-------------------------------------------------------------------

U.S. Treasury Bills -- 46.80%
-------------------------------------------------------------------
1.65% due 01/03/02..................  $2,101,000       2,100,807
1.64% due 01/10/02..................     500,000         499,795
1.64% due 01/17/02..................   7,008,000       7,002,892
1.725% due 02/14/02.................   7,111,000       7,096,008
1.735% due 03/07/02.................   3,513,000       3,501,995
1.67% due 03/14/02..................   6,656,000       6,633,769
                                                   -------------

Total U.S. Treasury Bills
(Identified cost $26,835,266).....................    26,835,266
-------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Repurchase Agreement -- 2.51%
------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $1,437,116
 Collateral: GNMA $1,500,000,
 6.00% due 12/15/29,
 Value $1,478,396...................  $1,437,000  $1,437,000
                                                  ----------

Total Repurchase Agreement
(Identified cost $1,437,000).....................  1,437,000
------------------------------------------------------------

                                             Value

Total Investments
(Identified cost $58,344,075)........... $   57,890,387

Other Assets Less Liabilities -- (0.96)%       (552,669)
                                         --------------

Net Assets -- 100%...................... $   57,337,718
----------------------------------------------------------

(a)Non-income producing security
(ADR)American Depository Receipt

See notes to financial statements.


                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Balanced Fund
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $24.1 billion in assets under management, became subadviser to the Fund on July 1, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.

Investment Objective

The Enterprise Balanced Fund seeks long-term total return.

Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Fund's total assets will be invested in equity securities, and at least 25 percent of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Fund's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed-income investments will include:
U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

2001 Performance Review

During the course of the year, the market reacted to major negative events, including the economy's falling into recession, the collapse of capital spending, the unwinding of the technology stock bubble, and the attacks on America. In a year in which technology stocks were down 25 percent and large cap growth stocks were down 20 percent, Montag & Caldwell feels they had some success in limiting the damage in the Fund during this difficult period. Helping to limit the Fund's decline was its lower than market weighting in the technology sector and positive returns achieved by the stocks of The Home Depot Inc., Costco Wholesale Corporation, Johnson & Johnson, Electronic Data Systems Corporation and Electronic Arts Inc. The Fund's bonds showed a good increase in value, which cushioned the total Fund's decline.

Longer maturity bonds have already reflected that investors believe the U.S. economy is beginning to recover, with yields on intermediate and long-maturity bonds rising dramatically in November and December. During the quarter, Montag & Caldwell took advantage of higher yields available following the rise in interest rates in November to increase the duration of the Fund to be more even with the indices. Montag & Caldwell also increased the Fund's weighting in intermediate corporate bonds because they are optimistic that signs of an economic rebound will become evident.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                         Growth of a $10,000 Investment

                                    [CHART]

             Enterprise Balanced      S&P 500       Lipper Balanced
               Fund A-Shares           Index*         Fund Index*
            --------------------   ------------   -----------------
  7/1/1999      $9,523.81           $10,000.00       $10,000.00
12/31/1999     $10,240.66           $10,770.36       $10,264.21
12/31/2000     $10,173.56            $9,789.68       $10,509.38
12/31/2001      $9,726.96            $8,626.41       $10,169.28
                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Balanced Fund A - Shares 1-Year  07/01/99-12/31/01
             With Sales Charge                -8.95%       -1.10%
             Without Sales Charge             -4.39%        0.85%
             S&P 500 Index*                  -11.88%       -5.74%
             Lipper Balanced Fund Index*      -3.24%        0.67%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Balanced Fund C - Shares 1-Year  07/01/99-12/31/01
             With Sales Charge                -6.01%        0.27%
             Without Sales Charge             -5.07%        0.27%
             S&P 500 Index*                  -11.88%       -5.74%
             Lipper Balanced Fund Index*      -3.24%        0.67%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Balanced Fund B - Shares 1-Year  07/01/99-12/31/01
             With Sales Charge                -9.58%       -1.27%
             Without Sales Charge             -4.87%        0.30%
             S&P 500 Index*                  -11.88%       -5.74%
             Lipper Balanced Fund Index*      -3.24%        0.67%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Balanced Fund Y - Shares 1-Year  07/01/99-12/31/01
             Annualized Return                -3.98%        1.33%
             S&P 500 Index*                  -11.88%       -5.74%
             Lipper Balanced Fund Index*      -3.24%        0.67%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses..The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

On November 15, 2001, the Board of Directors of The Enterprise Group of Funds, Inc. approved the reorganization of the Balanced Fund with the Growth Fund (the "Reorganization"). The Reorganization will allow shareholders of the Balanced Fund to pursue a similar investment objective within a larger Fund, which has the potential to offer economies of scale and other benefits. It is anticipated that the Balanced Fund's shareholders will receive in exchange for their Fund shares, shares of the Growth Fund of the same value. The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held in the first quarter of 2002 to consider the Reorganization. Fund shareholders will receive information about the Reorganization in a proxy statement/prospectus relating to the Shareholders' Meeting.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Balanced Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Domestic Common Stocks -- 59.81%
-------------------------------------------------------------------

Banking -- 1.94%
-------------------------------------------------------------------
Bank of New York Company Inc.........     8,685    $    354,348

Biotechnology -- 3.34%
-------------------------------------------------------------------
Amgen Inc. (a).......................     5,750         324,530
Genentech Inc. (a)...................     5,290         286,983
                                                   ------------
                                                        611,513

Building & Construction -- 1.70%
-------------------------------------------------------------------
Masco Corporation....................    12,690         310,905

Business Services -- 0.64%
-------------------------------------------------------------------
Paychex Inc..........................     3,335         116,858

Computer Services -- 3.15%
-------------------------------------------------------------------
Electronic Data Systems Corporation..     8,400         575,820

Computer Software -- 1.20%
-------------------------------------------------------------------
Electronic Arts Inc. (a).............     3,655         219,117

Conglomerates -- 0.84%
-------------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company.............................     1,300         153,673

Consumer Products -- 6.69%
-------------------------------------------------------------------
Colgate-Palmolive Company............     7,130         411,757
Gillette Company.....................    11,230         375,082
Procter & Gamble Company.............     5,520         436,798
                                                   ------------
                                                      1,223,637

Consumer Services -- 1.07%
-------------------------------------------------------------------
United Parcel Service Inc............     3,600         196,200

Electrical Equipment -- 1.23%
-------------------------------------------------------------------
General Electric Company.............     5,610         224,849

Entertainment & Leisure -- 2.12%
-------------------------------------------------------------------
Walt Disney Company..................    18,745         388,396

Food, Beverages & Tobacco -- 5.28%
-------------------------------------------------------------------
Coca-Cola Company....................    11,000         518,650
PepsiCo Inc..........................     9,200         447,948
                                                   ------------
                                                        966,598

Hotels & Restaurants -- 1.26%
-------------------------------------------------------------------
Marriott International Inc. (Class A)     5,686         231,136

Insurance -- 3.17%
-------------------------------------------------------------------
Marsh & McLennan Companies Inc.......     5,400         580,230

Machinery -- 1.31%
-------------------------------------------------------------------
Caterpillar Inc......................     4,600         240,350

Media -- 0.53%
-------------------------------------------------------------------
AOL Time Warner Inc. (a).............     3,025          97,103

Medical Instruments -- 3.11%
------------------------------------------------------------------
Medtronic Inc........................    11,125         569,711

Misc. Financial Services -- 2.89%
------------------------------------------------------------------
Citigroup Inc........................    10,465         528,273

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Multi-Line Insurance -- 2.72%
------------------------------------------------------------------
American International Group Inc.....      6,267   $    497,600

Oil Services -- 2.18%
------------------------------------------------------------------
Schlumberger Ltd.....................      5,400        296,730
Transocean Sedco Forex Inc...........      3,000        101,460
                                                   ------------
                                                        398,190

Pharmaceuticals -- 8.92%
------------------------------------------------------------------
Bristol-Myers Squibb Company.........      6,080        310,080
Johnson & Johnson....................      9,400        555,540
Pfizer Inc...........................     13,800        549,930
Pharmacia Corporation................      5,100        217,515
                                                   ------------
                                                      1,633,065

Retail -- 3.22%
------------------------------------------------------------------
Costco Wholesale Corporation (a).....      8,855        392,985
Home Depot Inc.......................      3,860        196,899
                                                   ------------
                                                        589,884

Telecommunications -- 1.30%
------------------------------------------------------------------
QUALCOMM Inc. (a)....................      4,700        237,350
                                                   ------------

Total Domestic Common Stocks
(Identified cost $10,130,873).....................   10,944,806
------------------------------------------------------------------

Corporate Bonds and Notes -- 16.95%
-------------------------------------------------------------------

Banking -- 3.40%
------------------------------------------------------------------
Discover Card
 5.85% due 01/17/06..................   $250,000        259,152
Nationsbank Corporation
 7.00% due 05/15/03..................    175,000        183,303
Wells Fargo & Company
 5.90% due 05/21/06..................    175,000        180,636
                                                   ------------
                                                        623,091

Computer Hardware -- 1.44%
------------------------------------------------------------------
Hewlett Packard Company
 7.15% due 06/15/05..................    250,000        263,381

Energy -- 1.56%
------------------------------------------------------------------
Peco Energy Transport Trust
 6.05% due 03/01/09..................    275,000        284,895

Finance -- 5.60%
------------------------------------------------------------------
American Express Company
 6.75% due 06/23/04..................    200,000        212,139
Goldman Sachs Group Inc. 7.50% due
 01/28/05............................    225,000        240,788
Merrill Lynch & Company Inc. 6.00%
 due 02/17/09........................    250,000        248,954
National Rural Utilities Cooperative
 Finance, 5.75% due 11/01/08.........    225,000        220,241
Sears Roebuck Acceptance Corporation,
 6.70% due 11/15/06..................    100,000        103,009
                                                   ------------
                                                      1,025,131

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Manufacturing -- 0.74%
------------------------------------------------------------------
Honeywell International Inc.
 7.50% due 03/01/10...................   $125,000   $   134,821

Pharmaceuticals -- 1.09%
------------------------------------------------------------------
Merck & Company Inc.
 4.125% due 01/18/05..................    200,000       199,395

Retail -- 1.48%
------------------------------------------------------------------
Wal-Mart Stores Inc.
 6.875% due 08/10/09..................    250,000       270,170

Telecommunications -- 1.64%
------------------------------------------------------------------
BellSouth Capital Funding Corporation,
 7.75% due 02/15/10...................   $275,000       300,927
                                                    -----------

Total Corporate Bonds and Notes
(Identified cost $2,992,603).......................   3,101,811
------------------------------------------------------------------

Foreign Stocks -- 2.48%
------------------------------------------------------------------

Wireless Communications -- 2.48%
------------------------------------------------------------------
Nokia Corporation (Class A) (ADR).....     18,482       453,363
                                                    -----------

Total Foreign Stocks
(Identified cost $475,135).........................     453,363
------------------------------------------------------------------

U. S. Government Obligations  -- 17.27%
-------------------------------------------------------------------

Federal Agencies -- 8.08%
------------------------------------------------------------------
Fannie Mae
  5.75% due 04/15/03..................   $325,000       338,091
  7.00% due 07/15/05..................    325,000       353,623
  6.00% due 05/15/11..................    250,000       254,028
Freddie Mac
  6.625% due 09/15/09.................    350,000       372,608
  6.75% due 03/15/31..................    150,000       159,478
                                                    -----------
                                                      1,477,828

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

U. S. Treasury Bonds -- 6.47%
-----------------------------------------------------------------
7.25% due 05/15/16..................   $300,000   $    346,840
8.125% due 08/15/19.................    300,000        378,773
8.00% due 11/15/21..................    250,000        316,358
6.875% due 08/15/25.................    125,000        142,617
                                                  ------------
                                                     1,184,588

U. S. Treasury Notes -- 2.72%
-----------------------------------------------------------------
7.875% due 11/15/04.................    250,000        277,978
6.50% due 02/15/10..................    200,000        219,719
                                                  ------------
                                                       497,697
                                                  ------------

Total U. S. Government Obligations
(Identified cost $3,087,830).....................    3,160,113
-----------------------------------------------------------------

Repurchase Agreement -- 2.94%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $539,043 Collateral:
 GNMA $565,000, 6.00% due
 11/15/31, Value $556,619...........    539,000        539,000
                                                  ------------

Total Repurchase Agreement
(Identified cost $539,000).......................      539,000
-----------------------------------------------------------------

Total Investments
(Identified cost $17,225,442)....................  $18,199,093

Other Assets Less Liabilities -- 0.55%...........      101,156
                                                  ------------

Net Assets -- 100%...............................  $18,300,249
-----------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Managed Fund
                             SUBADVISERS' COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10 billion in assets under management, became co-subadviser of the Fund on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Wellington Management Company, LLP ("Wellington"), which manages approximately $311 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Fund on January 1, 200l.

Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.

Investment Strategies

The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

2001 Performance Review - Bernstein

Security selection drove most of the out-performance for the year, adding 3.64 percent to relative returns. The largest contributor was stock selection in the utilities sector, where the Fund's holdings -- helped by a continued emphasis on low-cost electricity producers -- outperformed the market sector by 32 percent over the year. Stock selection within the financial sector was another large contributor, helped by over-weights in companies such as Bank of America Corporation.

Unsurprisingly, the five largest contributors to performance included three utility companies. First, a substantial under-weight in Enron Corporation helped relative returns, while over-weights in FirstEnergy Corporation and American Electric Power Company, Inc. also helped relative returns. Bank of America Corporation was another top contributor, as was an over-weight position in diversified healthcare company Baxter International Inc..

The five holdings that detracted most from performance were in a variety of sectors. Two were over-weights in technology companies, EMC Corporation and Cisco Systems Inc., hurt by investor worries about future earnings growth. Boeing Company fell on expectations that air travel -- and thus demand for jets -- would be weak for a prolonged period following the September 11 attacks. Louisiana Pacific Corporation fell on expectations that a slowing economy would lower demand for lumber. Finally, National Service Industries Inc. fell after the spin-off of its lighting

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISERS' COMMENTS

and chemicals division led to its elimination from the S&P 500 as no longer representative of its industry, triggering a sell-off by index-driven investors.

Bernstein gradually shifted the Fund's sector weights closer to the benchmark throughout most of the year as the value opportunity Bernstein saw at the beginning of the year was reduced as value stocks outperformed. Over the year, differences in sector weights contributed 1.29 percent to relative returns. An under-weighting in technology stocks, which was more pronounced earlier in the year and gradually narrowed, contributed most to returns. An over-weighting in energy stocks throughout part of the year was another positive. These were slightly offset by an under-weighting in the basic materials sector, which posted a small gain for the year.

2001 Performance Review - Wellington

For the year 2001, Wellington's portion of the Fund benefited from strong stock selection in the industrial, consumer discretionary, and health care sectors. Detracting from performance for the year were the Fund's holdings in telecommunications and information technology. Weak stock selection in telecommunications and information technology more than offset positive stock selection in the other broad industry sectors. Specifically, the gas pipeline and energy trading company, Calpine Corporation was a great trade early in the year and Wellington's avoidance of the energy traders such as Enron Corporation and Dynegy Inc. contributed to strong relative performance in utilities for the year. In retail, Bed, Bath, & Beyond Inc. has been a huge winner for the Fund for the year as the company continues to execute. In pharmaceuticals, the Fund's holdings in Abbott Laboratories and Tenet Healthcare Corporation augmented returns this year. The Fund's holdings in Exodus Communications Inc. and Qwest Communications International Inc. were big disappointments this year and detracted from performance.

[PHOTO]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISERS' COMMENTS

                         Growth of a $10,000 Investment

                                    [CHART]

            Enterprise Managed     S&P 500        Lipper Flexible
              Fund A-Shares         Index*    Portfolio Fund Index*
           -------------------  -----------  -----------------------
 10/1/1994      $9,523.81        $10,000.00        $10,000.00
12/31/1994      $9,373.33         $9,998.43        $ 9,889.75
12/31/1995     $12,906.09        $13,756.17        $12,223.21
12/31/1996     $15,756.31        $16,913.92        $13,946.91
12/31/1997     $19,072.51        $22,556.96        $16,491.46
12/31/1998     $20,416.31        $29,000.88        $19,215.22
12/31/1999     $21,926.63        $35,100.57        $21,102.98
12/31/2000     $22,026.61        $31,904.54        $20,967.14
12/31/2001     $19,420.72        $28,113.43        $19,455.01

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise Managed Fund A - Shares    1-Year  5-Year 10/01/94-12/31/01
     With Sales Charge                     -16.01%  3.25%       9.59%
     Without Sales Charge                  -11.83%  4.27%      10.33%
     S&P 500 Index*                        -11.88% 10.70%      15.33%
     Lipper Flexible Portfolio Fund Index*  -7.21%  6.88%       9.62%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Managed Fund C - Shares    1-Year  05/01/97-12/31/01
        With Sales Charge                     -13.11%       3.23%
        Without Sales Charge                  -12.23%       3.23%
        S&P 500 Index*                        -11.88%       9.50%
        Lipper Flexible Portfolio Fund Index*  -7.21%       6.88%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise Managed Fund B - Shares    1-Year  5-Year 05/01/95-12/31/01
     With Sales Charge                     -16.62%  3.38%       8.53%
     Without Sales Charge                  -12.23%  3.68%       8.53%
     S&P 500 Index*                        -11.88% 10.70%      14.65%
     Lipper Flexible Portfolio Fund Index*  -7.21%  6.88%       9.42%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise Managed Fund Y - Shares    1-Year  5-Year 07/31/95-12/31/01
     Annualized Return                     -11.36%  4.69%       8.23%
     S&P 500 Index*                        -11.88% 10.70%      13.57%
     Lipper Flexible Portfolio Fund Index*  -7.21%  6.88%       8.49%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy -- Bernstein

Consumer, business and federal government spending are all likely to increase in 2002. Bernstein estimates that the combination of lower energy prices, tax relief and debt refinancing provides about $250 billion to consumers, an amount equivalent to more than 3 percent of disposable personal income. The huge inventory liquidation appears to be finished, signaling a likely production upturn, and capital spending is unlikely to decline further, all positive signs for a recovery. Finally, federal spending is set to rise about 8 percent next year.

Bernstein continues to find slightly more attractive misvaluations in stocks with lower price-to-book and P/E ratios than the S&P 500. In the current environment, the focus is on using in-depth research to find opportunities in a variety of industries. Going forward, Bernstein believes that research-driven stock selection will become even more important than it has been in the recent past.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISERS' COMMENTS


Future Investment Strategy -- Wellington

While economic weakness may linger for a few months, Wellington believes the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives Wellington confidence that a recovery will emerge by spring 2002. Wellington forecasts annual average real GDP growth of just 0.7 percent for 2002, and believes the economy should be growing near 3 percent by year-end. In this environment, inflation may head lower. While the Fed may soon be through cutting interest rates, Wellington believes that it may be some time before the Fed contemplates a tightening policy.

Though Wellington believes it still needs to acknowledge the geopolitical risks that confront the world post September 11/th/, Wellington is optimistic that the U.S. economy and financial markets can weather the uncertainties. Wellington's conviction in an improving U.S. economy has risen since last quarter and Wellington is now more confident that this recession may turn out to be one of the mildest on record. In this current market, it is important to note that a key characteristic of the Fund is intended to be its lack of surprises, and this approach is expected to add value consistently in all market environments with a focus primarily on stock selection. Wellington will continue to slowly accumulate positions in attractively positioned companies that it believes should benefit most from an improving economy.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

[PHOTO]



                            www.enterprisefunds.com



                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Managed Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Domestic Common Stocks -- 94.04%
-----------------------------------------------------------------

Advertising -- 0.11%
-----------------------------------------------------------------
Omnicom Group Inc................     2,800    $      250,180

Aerospace -- 2.38%
-----------------------------------------------------------------
Boeing Company...................    19,400           752,332
Goodrich Corporation.............    25,100           668,162
Honeywell International Inc......     6,000           202,920
Lockheed Martin Corporation......    73,900         3,448,913
Raytheon Company.................     8,000           259,760
                                               --------------
                                                    5,332,087

Automotive -- 0.53%
-----------------------------------------------------------------
Ford Motor Company...............         1                16
Genuine Parts Company............     4,000           146,800
Goodyear Tire & Rubber
 Company.........................    25,500           607,155
TRW Inc..........................    11,500           425,960
                                               --------------
                                                    1,179,931

Banking -- 4.14%
-----------------------------------------------------------------
AmSouth Bancorporation...........     7,000           132,300
Bank of America Corporation......    34,600         2,178,070
Bank One Corporation.............    27,000         1,054,350
FleetBoston Financial Corporation    14,816           540,784
J. P. Morgan Chase & Company.....    26,420           960,367
KeyCorp..........................     4,500           109,530
National City Corporation........    11,900           347,956
U.S. Bancorp.....................    32,000           669,760
UnionBanCal Corporation..........    56,000         2,128,000
Wachovia Corporation.............    30,000           940,800
Wells Fargo & Company............     5,400           234,630
                                               --------------
                                                    9,296,547

Biotechnology -- 0.19%
-----------------------------------------------------------------
Amgen Inc. (a)...................     7,700           434,588

Broadcasting -- 2.09%
-----------------------------------------------------------------
Liberty Media Corporation
 (Class A) (a)...................   304,400         4,261,600
Viacom Inc. (Class B) (a)........     9,600           423,840
                                               --------------
                                                    4,685,440

Business Services -- 0.41%
-----------------------------------------------------------------
Automatic Data Processing Inc....     2,700           159,030
Concord EFS Inc. (a).............     5,000           163,900
Paychex Inc......................    16,900           592,176
                                               --------------
                                                      915,106

Chemicals -- 1.55%
-----------------------------------------------------------------
Dow Chemical Company.............    21,400           722,892
Du Pont (E. I.) de Nemours &
 Company.........................    64,700         2,750,397
                                               --------------
                                                    3,473,289

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value

Computer Hardware -- 3.66%
----------------------------------------------------------------
Cisco Systems Inc. (a)..........   231,900    $    4,199,709
Dell Computer Corporation (a)...    23,900           649,602
Hewlett-Packard Company.........    39,000           801,060
International Business Machines
 Corporation....................    21,100         2,552,256
Seagate Technology (a)(d).......     5,700                --
                                              --------------
                                                   8,202,627

Computer Services -- 1.51%
---------------------------------------------------------------
Electronic Data Systems
 Corporation....................     6,200           425,010
Unisys Corporation (a)..........    50,500           633,270
VeriSign Inc. (a)...............    61,200         2,328,048
                                              --------------
                                                   3,386,328

Computer Software -- 5.02%
---------------------------------------------------------------
BMC Software Inc. (a)...........    26,000           425,620
Microsoft Corporation (a).......   154,100        10,212,207
Oracle Corporation (a)..........    36,900           509,589
Veritas Software Corporation (a)     2,545           114,092
                                              --------------
                                                  11,261,508

Conglomerates -- 0.21%
---------------------------------------------------------------
Minnesota Mining &
 Manufacturing Company..........     4,000           472,840

Construction -- 0.20%
---------------------------------------------------------------
Centex Corporation..............     7,700           439,593

Consumer Non-Durables -- 0.10%
---------------------------------------------------------------
Avon Products Inc...............     5,000           232,500

Consumer Products -- 3.63%
---------------------------------------------------------------
Black & Decker Corporation......     8,500           320,705
Eastman Kodak Company...........    14,300           420,849
Gillette Company................    19,000           634,600
Procter & Gamble Company........    66,300         5,246,319
Sherwin-Williams Company........    23,500           646,250
Whirlpool Corporation...........    12,100           887,293
                                              --------------
                                                   8,156,016

Consumer Services -- 2.29%
---------------------------------------------------------------
First Data Corporation..........    65,600         5,146,320

Crude & Petroleum -- 4.81%
---------------------------------------------------------------
Burlington Resources Inc........    85,600         3,213,424
ChevronTexaco Corporation.......    11,948         1,070,660
Conoco Inc......................    22,900           648,070
Exxon Mobil Corporation.........    80,262         3,154,297
GlobalSantaFe Corporation.......    94,700         2,700,844
                                              --------------
                                                  10,787,295

Electrical Equipment -- 2.35%
---------------------------------------------------------------
General Electric Company........   122,400         4,905,792
Tektronix Inc. (a)..............    14,700           378,966
                                              --------------
                                                   5,284,758

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                   Number
                                 of Shares
                                or Principal
                                   Amount        Value

Electronics -- 1.03%
--------------------------------------------------------------
Solectron Corporation (a)......   204,300    $    2,304,504

Energy -- 2.04%
--------------------------------------------------------------
Cinergy Corporation............    19,100           638,513
El Paso Corporation............    41,700         1,860,237
Exelon Corporation.............    40,000         1,915,200
FirstEnergy Corporation........     4,800           167,904
                                             --------------
                                                  4,581,854

Entertainment & Leisure -- 0.48%
--------------------------------------------------------------
Harrah's Entertainment Inc. (a)     5,900           218,359
Walt Disney Company............    41,100           851,592
                                             --------------
                                                  1,069,951

Fiber Optics -- 0.12%
--------------------------------------------------------------
JDS Uniphase Corporation (a)...    30,000           261,900

Finance -- 1.07%
--------------------------------------------------------------
Capital One Financial
 Corporation...................     5,500           296,725
Fiserv Inc. (a)................     4,500           190,440
Household International Inc....     9,800           567,812
Lehman Brothers Holdings Inc...     6,500           434,200
MBNA Corporation...............    11,100           390,720
MGIC Investment Corporation....     1,700           104,924
Moody's Corporation............    10,200           406,572
                                             --------------
                                                  2,391,393

Food, Beverages & Tobacco -- 4.19%
--------------------------------------------------------------
Anheuser-Busch Companies, Inc..    23,400         1,057,914
Archer-Daniels-Midland Company.    45,360           650,916
Coca-Cola Company..............    23,600         1,112,740
Coca-Cola Enterprises Inc......     4,500            85,230
Conagra Inc....................    18,100           430,237
Fortune Brands Inc.............    18,900           748,251
H.J. Heinz Company.............     5,000           205,600
PepsiCo Inc....................     5,200           253,188
Philip Morris Companies Inc....    43,200         1,980,720
R.J. Reynolds Tobacco
 Holdings Inc..................    44,600         2,510,980
Sara Lee Corporation...........    16,000           355,680
                                             --------------
                                                  9,391,456

Health Care -- 2.13%
--------------------------------------------------------------
Bausch & Lomb Inc..............    12,000           451,920
C.R. Bard Inc..................     5,400           348,300
McKesson Corporation...........   106,200         3,971,880
                                             --------------
                                                  4,772,100

Hotels & Restaurants -- 0.32%
--------------------------------------------------------------
Hilton Hotels Corporation......    23,200           253,344
McDonald's Corporation.........    17,400           460,578
                                             --------------
                                                    713,922

Machinery -- 0.13%
--------------------------------------------------------------
Caterpillar Inc................     5,400           282,150

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Manufacturing -- 0.38%
----------------------------------------------------------------
Cooper Industries Inc............    17,000    $      593,640
Eaton Corporation................     3,500           260,435
                                               --------------
                                                      854,075

Media -- 1.24%
----------------------------------------------------------------
AOL Time Warner Inc. (a).........    65,500         2,102,550
Gannett Company Inc..............    10,000           672,300
                                               --------------
                                                    2,774,850

Medical Instruments -- 0.28%
----------------------------------------------------------------
Medtronic Inc....................    10,000           512,100
Zimmer Holdings Inc. (a).........     4,210           128,573
                                               --------------
                                                      640,673

Medical Services -- 1.03%
----------------------------------------------------------------
Cardinal Health Inc..............     2,600           168,116
Humana Inc. (a)..................    62,100           732,159
Manor Care Inc. (a)..............     8,900           211,019
UnitedHealth Group Inc...........    15,800         1,118,166
Wellpoint Health
 Networks Inc. (a)...............       700            81,795
                                               --------------
                                                    2,311,255

Misc. Financial Services -- 8.94%
----------------------------------------------------------------
Ambac Financial Group Inc........    75,600         4,374,216
American Express Company.........    12,300           438,987
Citigroup Inc....................   179,937         9,083,220
Fannie Mae.......................    61,500         4,889,250
Freddie Mac......................     9,200           601,680
Merrill Lynch & Company Inc......     8,200           427,384
Morgan Stanley
 Dean Witter & Company...........     4,400           246,136
                                               --------------
                                                   20,060,873

Multi-Line Insurance -- 1.26%
----------------------------------------------------------------
American International Group Inc.    21,897         1,738,622
Lincoln National Corporation.....     7,700           373,989
MetLife Inc......................    14,000           443,520
UnumProvident Corporation........    10,000           265,100
                                               --------------
                                                    2,821,231

Oil Services -- 0.38%
----------------------------------------------------------------
Occidental Petroleum Corporation.    32,500           862,225

Paper & Forest Products -- 0.43%
----------------------------------------------------------------
Georgia-Pacific Group............    23,500           648,835
Willamette Industries Inc........     6,100           317,932
                                               --------------
                                                      966,767

Pharmaceuticals -- 11.10%
----------------------------------------------------------------
Abbott Laboratories..............   110,918         6,183,679
American Home Products
 Corporation.....................    25,500         1,564,680
Baxter International Inc.........    16,400           879,532
Bristol-Myers Squibb Company.....    16,100           821,100
Eli Lilly & Company..............     6,800           534,072

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Johnson & Johnson...................    39,400    $ 2,328,540
Merck & Company Inc.................    32,300      1,899,240
Pfizer Inc..........................    84,800      3,379,280
Pharmacia Corporation...............   150,674      6,426,246
Schering-Plough Corporation.........    24,700        884,507
                                                  -----------
                                                   24,900,876

Printing & Publishing -- 1.15%
-------------------------------------------------------------
Donnelley (R. R.) & Sons Company....    13,000        385,970
Lexmark International
 Group Inc. (a).....................    37,100      2,188,900
                                                  -----------
                                                    2,574,870

Property-Casualty Insurance -- 1.39%
-------------------------------------------------------------
St. Paul Companies Inc..............    71,000      3,121,870

Publishing -- 0.05%
-------------------------------------------------------------
New York Times Company..............     1,600         69,200

Restaurants -- 0.05%
-------------------------------------------------------------
Tricon Global Restaurants Inc. (a)..     2,500        123,000

Retail -- 8.74%
-------------------------------------------------------------
American Greetings Corporation......    13,000        179,140
Bed Bath & Beyond Inc. (a)..........    71,200      2,413,680
CVS Corporation.....................    87,600      2,592,960
Federated Department Stores Inc. (a)    27,100      1,108,390
Home Depot Inc......................    24,100      1,229,341
Kohl's Corporation (a)..............    12,000        845,280
May Department Stores Company.......    33,100      1,224,038
Safeway Inc. (a)....................    88,800      3,707,400
Target Corporation..................    92,000      3,776,600
Wal-Mart Stores Inc.................    44,100      2,537,955
                                                  -----------
                                                   19,614,784

Savings and Loan -- 0.78%
-------------------------------------------------------------
Golden West Financial Corporation...    13,200        776,820
Washington Mutual Inc...............    30,150        985,905
                                                  -----------
                                                    1,762,725

Semiconductors -- 2.69%
-------------------------------------------------------------
Intel Corporation...................    63,900      2,009,655
Maxim Integrated
 Products Inc. (a)..................    14,800        777,148
Micron Technology Inc. (a)..........    15,000        465,000
Texas Instruments Inc...............    12,900        361,200
Xilinx Inc. (a).....................    62,200      2,428,910
                                                  -----------
                                                    6,041,913

Technology -- 0.05%
-------------------------------------------------------------
Network Appliance Inc. (a)..........     5,000        109,350

Telecommunications -- 5.36%
-------------------------------------------------------------
AT&T Corporation....................   134,200      2,434,388
BellSouth Corporation...............    30,200      1,152,130

                                   Number
                                 of Shares
                                or Principal
                                   Amount        Value
Qwest Communications
 International Inc.............    56,900    $      803,997
SBC Communications Inc.........    38,000         1,488,460
Sprint Corporation.............    22,000           441,760
Verizon Communications Inc.....    78,100         3,706,626
WorldCom Inc. - WorldCom
 Group (a).....................   141,300         1,989,504
                                             --------------
                                                 12,016,865

Transportation -- 0.55%
--------------------------------------------------------------
Burlington Northern Santa Fe
 Corporation...................     5,200           148,356
Norfolk Southern Corporation...    49,300           903,669
Ryder System Inc...............     8,500           188,275
                                             --------------
                                                  1,240,300

Utilities -- 1.22%
--------------------------------------------------------------
Ameren Corporation.............    18,200           769,860
American Electric Power Inc....    24,500         1,066,485
PG&E Corporation (a)...........     8,300           159,692
Xcel Energy Inc................    26,700           740,658
                                             --------------
                                                  2,736,695

Wireless Communications -- 0.28%
--------------------------------------------------------------
AT&T Wireless Services Inc. (a)    14,834           213,164
Motorola Inc...................    15,000           225,300
Sprint PCS (a).................     8,000           195,280
                                             --------------
                                                    633,744
                                             --------------

Total Domestic Common Stocks
(Identified cost $212,464,583)..............    210,944,324
--------------------------------------------------------------

Foreign Stocks -- 3.99%
--------------------------------------------------------------

Crude & Petroleum -- 0.54%
--------------------------------------------------------------
Royal Dutch Petroleum Company
 (ADR).........................    24,600         1,205,892

Food, Beverages & Tobacco -- 0.02%
--------------------------------------------------------------
Unilever.......................     1,000            57,610

Manufacturing--3.43%
--------------------------------------------------------------
Tyco International Ltd.........   130,700         7,698,230
                                             --------------

Total Foreign Stocks
(Identified cost $8,358,932)................      8,961,732
--------------------------------------------------------------

Registered Investment Company -- 0.40%
---------------------------------------------------------------
SPDR Trust Series 1............     7,900           902,417

Total Registered Investment Company
(Identified cost $875,645)..................        902,417
--------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount         Value

Repurchase Agreement -- 1.70%
-------------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $3,808,307
 Collateral: GNMA $3,970,000,
 6.00% due 11/15/31, Value
 $3,911,112.........................  $3,808,000   $   3,808,000
                                                   -------------

Total Repurchase Agreement
(Identified cost $3,808,000)......................     3,808,000
-------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount       Value

Total Investments
(Identified cost $225,507,160)......................... $224,616,473

Other Assets Less Liabilities -- (0.13)%...............    (245,519)
                                                        ------------

Net Assets -- 100%..................................... $224,370,954
--------------------------------------------------------------------

(a) Non-income producing security.
(d) Security is fair valued at December 31, 2001.
(ADR) American Depository Receipt
SPDR - S&P Deposit Receipts
See notes to financial statements.
[PHOTO]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Strategic Allocation Fund
                             SUBADVISER'S COMMENTS

Brinson Advisors, Inc.
New York, NY

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Brinson Advisors, Inc. ("Brinson") has more than 50 years of experience managing money for individuals and institutions. With more than $77.6 billion in assets under management, Brinson delivers the investment capabilities of UBS Asset Management in the Americas, a global financial leader with more than $370 billion in assets under management.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is to seek total return.

Investment Strategies

The subadviser allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed-income portion that consists of either five-year U.S. Treasury Notes or Bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95 percent, 70 percent, 45 percent, 20 percent, or 0 percent. The Model employs a bond risk premium determination in deciding whether to recommend five-year U.S. Treasury Notes or 30-day U.S. Treasury Bills.

The subadviser may use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury Notes while maintaining a balance in cash for Fund management purposes. The subadviser may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Historically, it has taken approximately 6 to 12 months for the economy to respond to simulative monetary policy implemented by the Fed. The current lag between the initiation of the change in monetary policy and its effect on the economy has been toward the longer-end of this range. This lag is not uncharacteristic as many variables may affect the timing of the impact. The burst of the technology bubble and the tragic events of September 11 have contributed to the market's lag in responding to this simulative monetary policy.

The last three months of the year have seen the equity markets rebound from their post September 11th lows. Based on the continued, all time high levels of the Equity Risk Premium ("ERP"), the Fund has maintained its maximum equity exposure and fully participated in this rally. Going forward, Brinson believes that the current level of the ERP continues to point to an equity market that is significantly undervalued relative to the long-term fundamentals of the U.S. economy and presents a significant buying opportunity. The Bond Risk Premium ("BRP") has also increased during the quarter due to a steepening of the yield curve as short-term rates have declined more than rates on longer maturities. Brinson believes that the BRP continues to point towards the five-year U.S. Treasury note as the preferred asset over cash.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                         Growth of a $10,000 Investment

                                    [CHART]


                   Enterprise
              Strategic Allocation        S&P 500          Lipper Flexible
                 Fund A-Shares             Index*       Portfolio Fund Index*
             ----------------------     -----------    -----------------------
 8/31/2001         $9,523.81              $10,000.00           $10,000.00
12/31/2001         $9,687.94              $10,174.82           $10,125.65


                           Cumulative Total Returns
                       Periods ending December 31, 2001

        Enterprise Strategic Allocation Fund A-Shares 08/31/01-12/31/01
            With Sales Charge                              -3.12%
            Without Sales Charge                            1.72%
            S&P 500 Index*                                  1.75%
            Lipper Flexible Portfolio Fund Index*           1.26%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

        Enterprise Strategic Allocation Fund C-Shares 08/31/01-12/31/01
            With Sales Charge                               0.62%
            Without Sales Charge                            1.62%
            S&P 500 Index*                                  1.75%
            Lipper Flexible Portfolio Fund Index*           1.26%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

        Enterprise Strategic Allocation Fund B-Shares 08/31/01-12/31/01
            With Sales Charge                              -3.38%
            Without Sales Charge                            1.62%
            S&P 500 Index*                                  1.75%
            Lipper Flexible Portfolio Fund Index*           1.26%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

        Enterprise Strategic Allocation Fund Y-Shares 08/31/01-12/31/01
            Cumulative Return                               1.92%
            S&P 500 Index*                                  1.75%
            Lipper Flexible Portfolio Fund Index*           1.26%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index

Future Investment Strategy

In the short-term, Brinson expects that the economy will respond to the stimulative monetary measures enacted by the Fed and, consequently, an economic recovery will begin most likely in early 2002. Using history as a guide, Brinson believes that the markets will likely anticipate that recovery and respond in a positive fashion. To that end, it should be noted that on January 2, 2002, the equity risk premium moved to 8.73 percent. An equity risk premium above 5.5 percent indicates an equity allocation in the Fund of 100 percent. Therefore, for the month of January, the Strategic Allocation Fund should be 100 percent invested in equities.

Longer term, Brinson believes it is likely that equities will remain a solid performing asset class compared to cash and bonds from a return perspective. Brinson believes that the economic expansion has probably returned the economy to its trendline of the 20th century where economic expansion hovered around 3-3.5 percent. Over that time period, stocks returned just over 11 percent per year.

Brinson attempts to achieve total return with less volatility than the S&P 500 Index over the long-term by shifting assets among stocks, bonds and cash. Of course, there is no guarantee that Brinson's strategy will correctly anticipate the appropriate time to move in and out of stocks, bonds and cash.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund's assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Strategic Allocation Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

Domestic Common Stocks -- 91.63%
---------------------------------------------------------------------

Advertising -- 0.30%
---------------------------------------------------------------------
Interpublic Group of Companies Inc....        600   $      17,724
Omnicom Group Inc.....................        300          26,805
TMP Worldwide Inc. (a)................        200           8,580
                                                    -------------
                                                           53,109

Aerospace -- 1.44%
---------------------------------------------------------------------
Boeing Company........................      1,400          54,292
General Dynamics Corporation..........        300          23,892
Goodrich Corporation..................        200           5,324
Honeywell International Inc...........      1,300          43,966
Lockheed Martin Corporation...........        700          32,669
Northrop Grumman Corporation..........        200          20,162
Raytheon Company......................        600          19,482
Rockwell Collins Inc..................        300           5,850
United Technologies Corporation.......        800          51,704
                                                    -------------
                                                          257,341

Airlines -- 0.03%
---------------------------------------------------------------------
Delta Air Lines Inc...................        200           5,852

Apparel & Textiles -- 0.11%
---------------------------------------------------------------------
Jones Apparel Group Inc. (a)..........        200           6,634
Liz Claiborne Inc.....................        100           4,975
V. F. Corporation.....................        200           7,802
                                                    -------------
                                                           19,411

Automotive -- 0.84%
---------------------------------------------------------------------
Delphi Automotive Systems
 Corporation..........................        900          12,294
Ford Motor Company....................      3,000          47,160
General Motors Corporation............        900          43,740
Genuine Parts Company.................        300          11,010
Goodyear Tire & Rubber Company........        300           7,143
Johnson Controls Inc..................        100           8,075
Navistar International Corporation (a)        100           3,950
Paccar Inc............................        100           6,562
TRW Inc...............................        200           7,408
Visteon Corporation...................        200           3,008
                                                    -------------
                                                          150,350

Banking -- 5.88%
---------------------------------------------------------------------
AmSouth Bancorporation................        600          11,340
Bank of America Corporation...........      2,500         157,375
Bank of New York Company Inc..........      1,200          48,960
Bank One Corporation..................      1,900          74,195
BB & T Corporation....................        700          25,277
Charter One Financial Inc.............        400          10,860
Comerica Inc..........................        300          17,190
Fifth Third Bancorp...................        900          55,422
FleetBoston Financial Corporation.....      1,700          62,050
Huntington Bancshares Inc.............        400           6,876
J. P. Morgan Chase & Company..........      3,200         116,320
KeyCorp...............................        700          17,038
Mellon Financial Corporation..........        800          30,096

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

National City Corporation............      1,000   $      29,240
Northern Trust Corporation...........        400          24,088
PNC Financial Services Group.........        500          28,100
Regions Financial Corporation........        400          12,016
SouthTrust Corporation...............        500          12,335
SunTrust Banks Inc...................        500          31,350
Synovus Financial Corporation........        500          12,525
U.S. Bancorp.........................      3,200          66,976
Union Planters Corporation...........        200           9,026
Wachovia Corporation.................      2,200          68,992
Wells Fargo & Company................      2,700         117,315
Zions Bancorporation.................        100           5,258
                                                   -------------
                                                       1,050,220

Biotechnology--0.68%
-------------------------------------------------------------------
Amgen Inc. (a).......................      1,700          95,948
Applied Biosystems Group - Applera
 Corporation.........................        300          11,781
Chiron Corporation (a)...............        300          13,152
                                                   -------------
                                                         120,881

Broadcasting--1.07%
-------------------------------------------------------------------
Clear Channel Communications Inc. (a)      1,000          50,910
Univision Communications Inc.
 (Class A) (a).......................        300          12,138
Viacom Inc. (Class B) (a)............      2,900         128,035
                                                   -------------
                                                         191,083

Brokers -- 0.03%
-------------------------------------------------------------------
Bear Stearns Companies Inc...........        100           5,864

Building & Construction -- 0.53%
-------------------------------------------------------------------
Lowe's Companies Inc.................      1,300          60,333
Masco Corporation....................        800          19,600
Pulte Homes Inc......................        100           4,467
Vulcan Materials Company.............        200           9,588
                                                   -------------
                                                          93,988

Business Services -- 0.72%
-------------------------------------------------------------------
Automatic Data Processing Inc........      1,000          58,900
Computer Sciences Corporation (a)....        300          14,694
Concord EFS Inc. (a).................        800          26,224
Paychex Inc..........................        600          21,024
Robert Half International Inc. (a)...        300           8,010
                                                   -------------
                                                         128,852

Cable -- 0.30%
-------------------------------------------------------------------
Comcast Corporation (Class A) (a)....      1,500          54,000

Chemicals -- 1.20%
-------------------------------------------------------------------
Air Products & Chemicals Inc.........        400          18,764
Ashland Inc..........................        100           4,608
Dow Chemical Company.................      1,500          50,670
Du Pont (E. I.) de Nemours & Company.      1,700          72,267
Eastman Chemical Company.............        100           3,902
Ecolab Inc...........................        200           8,050
Engelhard Corporation................        200           5,536
PPG Industries Inc...................        300          15,516

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                     Number of
                                       Shares
                                    or Principal
                                       Amount        Value

Praxair Inc........................        300   $      16,575
Rohm & Haas Company................        400          13,852
Sigma-Aldrich Corporation..........        100           3,941
                                                 -------------
                                                       213,681

Communications -- 0.04%
-----------------------------------------------------------------
PMC-Sierra Inc. (a)................        300           6,378

Computer Hardware -- 4.74%
-----------------------------------------------------------------
Apple Computer Inc. (a)............        600          13,140
Cisco Systems Inc. (a).............     11,900         215,509
Compaq Computer Corporation........      2,800          27,328
Dell Computer Corporation (a)......      4,200         114,156
EMC Corporation (a)................      3,600          48,384
Gateway Inc. (a)...................        500           4,020
Hewlett-Packard Company............      3,200          65,728
International Business Machines
 Corporation.......................      2,800         338,688
NCR Corporation (a)................        200           7,372
Xerox Corporation (a)..............      1,200          12,504
                                                 -------------
                                                       846,829

Computer Services -- 0.94%
-----------------------------------------------------------------
Comverse Technology Inc. (a).......        300           6,711
Convergys Corporation (a)..........        300          11,247
Electronic Data Systems Corporation        800          54,840
Sabre Holdings Corporation (a).....        200           8,470
Sun Microsystems Inc. (a)..........      5,300          65,190
Unisys Corporation (a).............        500           6,270
Yahoo! Inc. (a)....................        900          15,966
                                                 -------------
                                                       168,694

Computer Software -- 4.88%
-----------------------------------------------------------------
Adobe Systems Inc..................        400          12,420
Autodesk Inc.......................        100           3,727
BMC Software Inc. (a)..............        400           6,548
Citrix Systems Inc. (a)............        300           6,798
Computer Associates International
 Inc...............................        900          31,041
Compuware Corporation (a)..........        600           7,074
Intuit Inc. (a)....................        300          12,828
Mercury Interactive Corporation (a)        100           3,398
Microsoft Corporation (a)..........      8,800         583,176
Novell Inc. (a)....................        600           2,754
Oracle Corporation (a).............      9,100         125,671
Parametric Technology
 Corporation (a)...................        400           3,124
PeopleSoft Inc. (a)................        500          20,100
Siebel Systems Inc. (a)............        800          22,384
Veritas Software Corporation (a)...        700          31,381
                                                 -------------
                                                       872,424

Conglomerates -- 0.44%
-----------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company...........................        600          70,926
Textron Inc........................        200           8,292
                                                 -------------
                                                        79,218

                                    Number of
                                      Shares
                                   or Principal
                                      Amount        Value

Construction -- 0.05%
----------------------------------------------------------------
Centex Corporation................       100    $       5,709
Fluor Corporation.................       100            3,740
                                                -------------
                                                        9,449

Consumer Durables -- 0.18%
----------------------------------------------------------------
Dana Corporation..................       300            4,164
Harley-Davidson Inc...............       500           27,155
                                                -------------
                                                       31,319

Consumer Non-Durables -- 0.10%
----------------------------------------------------------------
Avon Products Inc.................       400           18,600

Consumer Products -- 2.45%
-----------------------------------------------------------------
Alberto-Culver Company............       100            4,474
Black & Decker Corporation........       100            3,773
Clorox Company....................       400           15,820
Colgate-Palmolive Company.........       900           51,975
Eastman Kodak Company.............       500           14,715
Gillette Company..................     1,700           56,780
International Flavors & Fragrances
 Inc..............................       200            5,942
Kimberly-Clark Corporation........       900           53,820
Mattel Inc........................       700           12,040
Maytag Corporation................       100            3,103
Newell Rubbermaid Inc.............       400           11,028
Nike, Inc. (Class B)..............       400           22,496
Procter & Gamble Company..........     2,100          166,173
Sherwin-Williams Company..........       300            8,250
Whirlpool Corporation.............       100            7,333
                                                -------------
                                                      437,722

Consumer Services -- 0.26%
----------------------------------------------------------------
First Data Corporation............       600           47,070

Containers/Packaging -- 0.09%
----------------------------------------------------------------
Ball Corporation..................       100            7,070
Pactiv Corporation (a)............       300            5,325
Sealed Air Corporation (a)........       100            4,082
                                                -------------
                                                       16,477

Crude & Petroleum -- 3.81%
----------------------------------------------------------------
Anadarko Petroleum Corporation....       400           22,740
Burlington Resources Inc..........       300           11,262
ChevronTexaco Corporation.........     1,700          152,337
Conoco Inc........................     1,000           28,300
Exxon Mobil Corporation...........    11,100          436,230
Marathon Oil Corporation..........       500           15,000
Unocal Corporation................       400           14,428
                                                -------------
                                                      680,297

Drugs & Medical Products -- 0.11%
----------------------------------------------------------------
Becton, Dickinson & Company.......       400           13,260
Thermo Electron Corporation (a)...       300            7,158
                                                -------------
                                                       20,418

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                    Number of
                                      Shares
                                   or Principal
                                      Amount        Value

Electrical Equipment -- 4.02%
----------------------------------------------------------------
Dominion Resources Inc............       400    $      24,040
Emerson Electric Company..........       700           39,970
General Electric Company..........    16,200          649,296
Tektronix Inc. (a)................       200            5,156
                                                -------------
                                                      718,462

Electronics -- .51%
----------------------------------------------------------------
Broadcom Corporation (Class A) (a)       400           16,392
KLA-Tencor Corporation (a)........       300           14,868
Novellus Systems Inc. (a).........       200            7,890
PerkinElmer Inc...................       200            7,004
QLogic Corporation (a)............       200            8,902
Rockwell International Corporation       300            5,358
Sanmina-SCI Corporation (a).......       800           15,920
Solectron Corporation (a).........     1,300           14,664
                                                -------------
                                                       90,998

Energy -- 1.66%
----------------------------------------------------------------
AES Corporation (a)...............       900           14,715
American Power Conversion
 Corporation (a)..................       300            4,338
Calpine Corporation (a)...........       500            8,395
Cinergy Corporation...............       300           10,029
DTE Energy Company................       300           12,582
Duke Energy Corporation...........     1,300           51,038
Dynegy Inc........................       600           15,300
El Paso Corporation...............       800           35,688
Entergy Corporation...............       400           15,644
Exelon Corporation................       500           23,940
FirstEnergy Corporation...........       500           17,490
Mirant Corporation (a)............       700           11,214
Niagara Mohawk Holdings Inc. (a)..       300            5,319
Progress Energy Inc...............       400           18,012
Reliant Energy Inc................       500           13,260
TXU Corporation...................       400           18,860
Williams Companies Inc............       800           20,416
                                                -------------
                                                      296,240

Entertainment & Leisure -- 0.62%
----------------------------------------------------------------
Carnival Corporation..............     1,000           28,080
Harrah's Entertainment Inc. (a)...       200            7,402
International Game Technology (a).       100            6,830
Walt Disney Company...............     3,300           68,376
                                                -------------
                                                      110,688

Fiber Optics -- 0.23%
----------------------------------------------------------------
CIENA Corporation (a).............       500            7,155
Corning Inc. (a)..................     1,600           14,272
JDS Uniphase Corporation (a)......     2,200           19,206
                                                -------------
                                                       40,633

Finance -- 1.50%
----------------------------------------------------------------
Capital One Financial Corporation.       300           16,185
Equifax Inc.......................       200            4,830
Fiserv Inc. (a)...................       300           12,696
Franklin Resources Inc............       400           14,108

                                       Number of
                                         Shares
                                      or Principal
                                         Amount        Value

H&R Block Inc........................       300    $      13,410
Household International Inc..........       700           40,558
Lehman Brothers Holdings Inc.........       400           26,720
MBNA Corporation.....................     1,400           49,280
MGIC Investment Corporation..........       200           12,344
Moody's Corporation..................       200            7,972
State Street Corporation.............       500           26,125
Stilwell Financial Inc...............       400           10,888
T. Rowe Price Group Inc..............       200            6,946
USA Education Inc....................       300           25,206
                                                   -------------
                                                         267,268

Food, Beverages & Tobacco -- 4.75%
-------------------------------------------------------------------
Albertson's Inc......................       700           22,043
Anheuser-Busch Companies, Inc........     1,400           63,294
Archer-Daniels-Midland Company.......     1,100           15,785
Brown-Forman Corporation (Class B)...       100            6,260
Campbell Soup Company................       700           20,909
Coca-Cola Company....................     4,000          188,600
Coca-Cola Enterprises Inc............       700           13,258
Conagra Inc..........................       900           21,393
Fortune Brands Inc...................       200            7,918
General Mills Inc....................       600           31,206
H.J. Heinz Company...................       600           24,672
Hershey Foods Corporation............       200           13,540
Kellogg Company......................       700           21,070
Pepsi Bottling Group, Inc............       400            9,400
PepsiCo Inc..........................     2,800          136,332
Philip Morris Companies Inc..........     3,500          160,475
Sara Lee Corporation.................     1,300           28,899
Supervalu Inc........................       200            4,424
Sysco Corporation....................     1,100           28,842
Wendy's International Inc............       200            5,834
Winn-Dixie Stores Inc................       300            4,275
Wrigley (William Jr.) Company........       400           20,548
                                                   -------------
                                                         848,977

Health Care -- 0.59%
-------------------------------------------------------------------
Aetna Inc............................       200            6,598
Bausch & Lomb Inc....................       100            3,766
C.R. Bard Inc........................       100            6,450
HCA Inc..............................       800           30,832
Healthsouth Corporation (a)..........       600            8,892
McKesson Corporation.................       500           18,700
Tenet Healthcare Corporation (a).....       500           29,360
                                                   -------------
                                                         104,598

Hotels & Restaurants -- 0.59%
-------------------------------------------------------------------
Darden Restaurants Inc...............       200            7,080
Hilton Hotels Corporation............       600            6,552
Marriott International Inc. (Class A)       400           16,260
McDonald's Corporation...............     2,100           55,587
Starbucks Corporation (a)............       600           11,430
Starwood Hotels & Resorts
 Worldwide Inc.......................       300            8,955
                                                   -------------
                                                         105,864

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                   Number of
                                     Shares
                                  or Principal
                                     Amount        Value

Insurance -- 0.67%
---------------------------------------------------------------
AFLAC Inc........................       800    $      19,648
Aon Corporation..................       400           14,208
Cigna Corporation................       200           18,530
Jefferson-Pilot Corporation......       200            9,254
Marsh & McLennan
 Companies Inc...................       400           42,980
Progressive Corporation..........       100           14,930
                                               -------------
                                                     119,550

Life Insurance -- 0.04%
---------------------------------------------------------------
Torchmark Corporation............       200            7,866

Machinery -- 0.68%
---------------------------------------------------------------
Caterpillar Inc..................       600           31,350
Deere & Company..................       400           17,464
Dover Corporation................       300           11,121
Illinois Tool Works Inc..........       500           33,860
Ingersoll-Rand Company...........       300           12,543
Pitney Bowes Inc.................       400           15,044
                                               -------------
                                                     121,382

Manufacturing -- 0.60%
---------------------------------------------------------------
Avery Dennison Corporation.......       200           11,306
Cintas Corporation...............       300           14,400
Cooper Industries Inc............       200            6,984
Danaher Corporation..............       200           12,062
Eaton Corporation................       100            7,441
ITT Industries Inc...............       100            5,050
Leggett & Platt Inc..............       300            6,900
Millipore Corporation............       100            6,070
Molex Inc........................       300            9,285
Pall Corporation.................       200            4,812
Parker-Hannifin Corporation......       200            9,182
Stanley Works....................       100            4,657
W.W. Grainger Inc................       200            9,600
                                               -------------
                                                     107,749

Media -- 1.44%
---------------------------------------------------------------
AOL Time Warner Inc. (a).........     7,200          231,120
Gannett Company Inc..............       400           26,892
                                               -------------
                                                     258,012

Medical Instruments -- 1.06%
---------------------------------------------------------------
Biomet Inc.......................       400           12,360
Boston Scientific Corporation (a)       600           14,472
Guidant Corporation (a)..........       500           24,900
Medtronic Inc....................     2,000          102,420
St. Jude Medical Inc. (a)........       100            7,765
Stryker Corporation..............       300           17,511
Zimmer Holdings Inc. (a).........       300            9,162
                                               -------------
                                                     188,590

Medical Services -- 0.98%
---------------------------------------------------------------
Biogen Inc. (a)..................       200           11,470
Cardinal Health Inc..............       700           45,262
Genzyme Corporation (a)..........       300           17,958

                                      Number of
                                        Shares
                                     or Principal
                                        Amount        Value

Health Management Associates Inc.
 (Class A) (a)......................       400    $       7,360
Humana Inc. (a).....................       300            3,537
Immunex Corporation (a).............       900           24,939
IMS Health Inc......................       500            9,755
Manor Care Inc. (a).................       200            4,742
Quintiles Transnational
 Corporation (a)....................       200            3,216
UnitedHealth Group Inc..............       500           35,385
Wellpoint Health Networks Inc. (a)..       100           11,685
                                                  -------------
                                                        175,309

Metals & Mining -- 0.55%
------------------------------------------------------------------
Alcan Inc...........................       500           17,965
Alcoa Inc...........................     1,400           49,770
Freeport McMoRan Copper & Gold
 (Class B)..........................       200            2,678
INCO Ltd. (a).......................       300            5,082
Kinder Morgan Inc...................       200           11,138
Newmont Mining Corporation..........       300            5,733
Nucor Corporation...................       100            5,296
                                                  -------------
                                                         97,662

Misc. Financial Services -- 5.39%
------------------------------------------------------------------
Ambac Financial Group Inc...........       200           11,572
American Express Company............     2,200           78,518
Charles Schwab Corporation..........     2,200           34,034
Citigroup Inc.......................     8,400          424,032
Conseco Inc. (a)....................       600            2,676
Countrywide Credit Industries Inc...       200            8,194
Fannie Mae..........................     1,600          127,200
Freddie Mac.........................     1,100           71,940
John Hancock Financial Services Inc.       500           20,650
MBIA Inc............................       200           10,726
Merrill Lynch & Company Inc.........     1,400           72,968
Morgan Stanley
 Dean Witter & Company..............     1,800          100,692
                                                  -------------
                                                        963,202

Multi-Line Insurance -- 2.55%
------------------------------------------------------------------
American International Group Inc....     4,200          333,480
Cincinnati Financial Corporation....       300           11,445
Hartford Financial Services
 Group Inc..........................       400           25,132
Lincoln National Corporation........       300           14,571
Loews Corporation...................       300           16,614
MetLife Inc.........................     1,200           38,016
SAFECO Corporation..................       200            6,230
UnumProvident Corporation...........       400           10,604
                                                  -------------
                                                        456,092

Oil Services -- 1.22%
------------------------------------------------------------------
Amerada Hess Corporation............       100            6,250
Apache Corporation..................       220           10,973
Baker Hughes Inc....................       600           21,882
Devon Energy Corporation............       200            7,730
EOG Resources Inc...................       200            7,822
Halliburton Company.................       700            9,170

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value

Kerr-McGee Corporation..........       200    $      10,960
KeySpan Corporation.............       200            6,930
Nabors Industries Inc. (a)......       200            6,866
Noble Drilling Corporation (a)..       200            6,808
Occidental Petroleum Corporation       600           15,918
Phillips Petroleum Company......       600           36,156
Schlumberger Ltd................       900           49,455
Sunoco Inc......................       100            3,734
Transocean Sedco Forex Inc......       500           16,910
                                              -------------
                                                    217,564

Paper & Forest Products -- 0.33%
--------------------------------------------------------------
Georgia-Pacific Group...........       400           11,044
International Paper Company.....       800           32,280
Temple-Inland Inc...............       100            5,673
Willamette Industries Inc.......       200           10,424
                                              -------------
                                                     59,421

Paper Products -- 0.07%
--------------------------------------------------------------
Mead Corporation................       200            6,178
Westvaco Corporation............       200            5,690
                                              -------------
                                                     11,868

Pharmaceuticals -- 10.16%
--------------------------------------------------------------
Abbott Laboratories.............     2,500          139,375
Allergan Inc....................       200           15,010
American Home Products
 Corporation....................     2,100          128,856
AmerisourceBergen Corporation...       200           12,710
Baxter International Inc........     1,000           53,630
Bristol-Myers Squibb Company....     3,100          158,100
Eli Lilly & Company.............     1,800          141,372
Forest Laboratories Inc. (a)....       300           24,585
Johnson & Johnson...............     5,000          295,500
King Pharmaceuticals Inc. (a)...       400           16,852
MedImmune Inc. (a)..............       300           13,905
Merck & Company Inc.............     3,700          217,560
Pfizer Inc......................    10,200          406,470
Pharmacia Corporation...........     2,100           89,565
Schering-Plough Corporation.....     2,400           85,944
UST Inc.........................       300           10,500
Watson Pharmaceuticals Inc. (a).       200            6,278
                                              -------------
                                                  1,816,212

Printing & Publishing -- 0.20%
--------------------------------------------------------------
Donnelley (R. R.) & Sons Company       200            5,938
Lexmark International
 Group Inc. (a).................       200           11,800
McGraw-Hill Companies Inc.......       300           18,294
                                              -------------
                                                     36,032

Property-Casualty Insurance -- 0.40%
--------------------------------------------------------------
Allstate Corporation............     1,100           37,070
Chubb Corporation...............       300           20,700
St. Paul Companies Inc..........       300           13,191
                                              -------------
                                                     70,961

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

Publishing -- 0.27%
-----------------------------------------------------------------
Dow Jones & Company Inc............       200    $      10,946
Knight Ridder Inc..................       100            6,493
New York Times Company.............       300           12,975
Tribune Company....................       500           18,715
                                                 -------------
                                                        49,129

Raw Materials -- 0.14%
-----------------------------------------------------------------
Phelps Dodge Corporation (a).......       100            3,240
Weyerhaeuser Company...............       400           21,632
                                                 -------------
                                                        24,872

Real Estate -- 0.37%
-----------------------------------------------------------------
Cendant Corporation (a)............     1,600           31,376
Equity Office Properties Trust.....       700           21,056
Equity Residential Properties Trust       500           14,355
                                                 -------------
                                                        66,787

Restaurants -- 0.05%
-----------------------------------------------------------------
Tricon Global Restaurants Inc. (a).       200            9,840

Retail -- 6.29%
-----------------------------------------------------------------
Autozone Inc. (a)..................       200           14,360
Bed Bath & Beyond Inc. (a).........       500           16,950
Best Buy Company Inc. (a)..........       300           22,344
Circuit City Stores Inc............       300            7,785
Costco Wholesale Corporation (a)...       700           31,066
CVS Corporation....................       600           17,760
Dollar General Corporation.........       500            7,450
Family Dollar Stores Inc...........       300            8,994
Federated Department
 Stores Inc. (a)...................       300           12,270
Gap Inc............................     1,400           19,516
Hasbro Inc.........................       300            4,869
Home Depot Inc.....................     3,800          193,838
J. C. Penney Company, Inc..........       400           10,760
K-Mart Corporation (a).............       900            4,914
Kohl's Corporation (a).............       500           35,220
Kroger Company (a).................     1,300           27,131
Limited Inc........................       700           10,304
May Department Stores Company......       500           18,490
Nordstrom Inc......................       200            4,046
Office Depot Inc. (a)..............       500            9,270
Radioshack Corporation.............       300            9,030
Safeway Inc. (a)...................       800           33,400
Sears Roebuck & Company............       500           23,820
Staples Inc. (a)...................       700           13,090
Target Corporation.................     1,500           61,575
Tiffany & Company..................       200            6,294
TJX Companies Inc..................       400           15,944
Toys R Us Inc. (a).................       300            6,222
Wal-Mart Stores Inc................     7,300          420,115
Walgreen Company...................     1,700           57,222
                                                 -------------
                                                     1,124,049

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount        Value

Savings and Loan -- 0.35%
----------------------------------------------------------------
Golden West Financial Corporation.       300    $      17,655
Washington Mutual Inc.............     1,400           45,780
                                                -------------
                                                       63,435

Semiconductors -- 3.67%
----------------------------------------------------------------
Advanced Micro Devices Inc. (a)...       600            9,516
Altera Corporation (a)............       600           12,732
Analog Devices Inc. (a)...........       600           26,634
Applied Materials Inc. (a)........     1,300           52,130
Applied Micro Circuits
 Corporation (a)..................       500            5,660
Conexant Systems Inc. (a).........       400            5,744
Intel Corporation.................    10,900          342,805
LSI Logic Corporation (a).........       600            9,468
Maxim Integrated Products Inc. (a)       500           26,255
Micron Technology Inc. (a)........     1,000           31,000
National Semiconductor
 Corporation (a)..................       300            9,237
Nvidia Corporation (a)............       200           13,380
Teradyne Inc.(a)..................       300            9,042
Texas Instruments Inc.............     2,800           78,400
Vitesse Semiconductor
 Corporation (a)..................       300            3,729
Xilinx Inc. (a)...................       500           19,525
                                                -------------
                                                      655,257

Technology -- 0.36%
----------------------------------------------------------------
Agilent Technologies Inc. (a).....       700           19,957
Jabil Circuit Inc. (a)............       300            6,816
Linear Technology Corporation.....       500           19,520
Network Appliance Inc. (a)........       500           10,935
Symbol Technologies Inc...........       400            6,352
                                                -------------
                                                       63,580

Telecommunications -- 5.31%
----------------------------------------------------------------
ADC Telecommunications Inc. (a)...     1,300            5,980
Alltel Corporation................       500           30,865
Andrew Corporation (a)............       100            2,189
AT&T Corporation..................     5,800          105,212
Avaya Inc. (a)....................       500            6,075
BellSouth Corporation.............     3,000          114,450
Centurytel Inc....................       200            6,560
Citizens Communications
 Company (a)......................       500            5,330
Lucent Technologies Inc. (a)......     5,600           35,224
QUALCOMM Inc. (a).................     1,200           60,600
Qwest Communications
 International Inc................     2,700           38,151
SBC Communications Inc............     5,500          215,435
Scientific Atlanta Inc............       300            7,182
Sprint Corporation................     1,400           28,112
Tellabs Inc. (a)..................       700           10,521
Verizon Communications Inc........     4,400          208,824
WorldCom Inc. - WorldCom
 Group (a)........................     4,800           67,584
                                                -------------
                                                      948,294

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value

Transportation -- 0.65%
--------------------------------------------------------------
AMR Corporation (a).............       300    $       6,651
Burlington Northern Santa Fe
 Corporation....................       600           17,118
CSX Corporation.................       300           10,515
FedEx Corporation (a)...........       500           25,940
Norfolk Southern Corporation....       600           10,998
Southwest Airlines Company......     1,200           22,176
Union Pacific Corporation.......       400           22,800
                                              -------------
                                                    116,198

Utilities -- 0.99%
--------------------------------------------------------------
Allegheny Energy Inc............       200            7,244
Ameren Corporation..............       200            8,460
American Electric Power Inc.....       500           21,765
CMS Energy Corporation..........       200            4,806
Consolidated Edison Inc.........       300           12,108
Constellation Energy Group Inc..       300            7,965
Edison International (a)........       500            7,550
FPL Group Inc...................       300           16,920
NiSource Inc....................       300            6,918
PG&E Corporation (a)............       600           11,544
PPL Corporation.................       200            6,970
Public Service Enterprise Group.       300           12,657
Sempra Energy...................       300            7,365
Southern Company................     1,100           27,885
Xcel Energy Inc.................       600           16,644
                                              -------------
                                                    176,801

Waste Management -- 0.20%
--------------------------------------------------------------
Allied Waste Industries Inc. (a)       300            4,218
Waste Management Inc............     1,000           31,910
                                              -------------
                                                     36,128

Wireless Communications -- 0.95%
--------------------------------------------------------------
AT&T Wireless Services Inc. (a).     4,100           58,917
Motorola Inc....................     3,600           54,072
Nextel Communications Inc.
 (Class A) (a)..................     1,300           14,248
Palm Inc. (a)...................     1,000            3,880
Sprint PCS (a)..................     1,600           39,056
                                              -------------
                                                    170,173
                                              -------------

Total Domestic Common Stocks
(Identified cost $15,536,929 )...............    16,375,270
--------------------------------------------------------------

Foreign Stocks -- 2.73%
--------------------------------------------------------------

Crude & Petroleum -- 0.96%
--------------------------------------------------------------
Royal Dutch Petroleum Company
 (ADR)..........................     3,500          171,570

Food, Beverages & Tobacco -- 0.29%
--------------------------------------------------------------
Unilever........................       900           51,849

Insurance -- 0.10%
--------------------------------------------------------------
XL Capital Ltd. (Class A).......       200           18,272

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                   Number
                                 of Shares
                                or Principal
                                   Amount        Value

Manufacturing -- 1.05%
-------------------------------------------------------------
Tyco International Ltd.........      3,200   $     188,480

Metals & Mining -- 0.11%
-------------------------------------------------------------
Barrick Gold Corporation.......        900          14,355
Placer Dome Inc................        500           5,455
                                             -------------
                                                    19,810

Telecommunications -- 0.22%
-------------------------------------------------------------
Nortel Networks Corporation (a)      5,200          39,000
                                             -------------

Total Foreign Stocks
(Identified cost $458,196 ).................       488,981
-------------------------------------------------------------

U. S. Treasury Obligations -- 4.52%
-------------------------------------------------------------
U.S. Treasury Note 6.50%
 due 10/15/06..................   $742,000         808,114
                                             -------------

Total U. S. Treasury Obligations
(Identified cost $814,376)..................       808,114
-------------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Repurchase Agreement -- 1.16%
-------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02,
 Maturity Value $207,017 Collateral:
 GNMA $220,000, 6.00% due
 11/15/31, Value $216,737...........   $207,000   $   207,000
                                                  -----------

Total Repurchase Agreement
(Identified cost $207,000).......................     207,000
-------------------------------------------------------------

Total Investments
(Identified cost $17,016,501).................... $17,879,365

Other Assets Less Liabilities -- (0.04)%.........     (7,543)
                                                  -----------

Net Assets -- 100%............................... $17,871,822
-------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.

See notes to financial statements.
[PHOTO]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Government Securities Fund
                             SUBADVISER'S COMMENTS


TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital, Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW Group, Inc. manages approximately $75 billion for institutional clients, and its normal investment minimum is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.

Investment Strategies

The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities. Agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States include the Fannie Mae and Freddie Mac. To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMO's"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.

2001 Performance Review

The pronounced slowdown in the U.S. economy led the Fed to implement an unprecedented number of rate cuts in 2001, lowering the Fed Funds rate 11 times and by 4.75 percent from 6.50 percent to 1.75 percent. The National Bureau of Economic Research reported that the economy went into a recession in March 2001, due to a change in business expectations concerning the near-term profitability of the Internet and related technologies. This change in expectations led to a decline in investment spending. The economy's first attempts at recovery were thwarted by the terrorist attacks in September, but by early December a growing consensus supported the view that the slowdown was coming to an end.

Short-term treasuries benefited the most from the Fed's rate cuts during the year and yields on 3-month Treasuries fell over 4.0 percent in 2001. The 2-year U.S. Treasury, which is highly sensitive to expectations about Fed policy, began the year at 5.10 percent, fell to a low of 2.30 percent in early November and closed the year at 3.02 percent. The U.S. Treasury Department's surprise announcement that it would cease issuing long bonds led to substantial declines in long Treasury bond yields in October. However, sharp rate increases after the first week of November erased most of these rate declines. The yield on the 10-year U.S. Treasury fell to a low of 4.17 percent in early November but ended the year at 5.05 percent, only 0.06 percent below its close of 5.11 percent at the end of 2000. The yield on the 30-year U.S. Treasury bottomed out at 4.79 percent in early November and rose to 5.47 percent by year-end, less than 0.01 percent above its close at the end of 2000. The yield curve also steepened during the year, as the spread between the 2-year U.S. Treasury and the 30-year U.S. Treasury widened from 0.365 percent to 2.44 percent.

Terrorist attacks, equity market declines and mixed reports on the economy led to a sharp increase in bond market volatility in the final months of the year. Low interest rates and improving consumer confidence led many investors to shift out of bonds and into stocks: Securities dealers grew reluctant to take on any risk, as volatility remained high and year-end approached. Low trading volume led to exaggerated market moves in the final trading sessions of the year when many investors were absent for holidays.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


The Lehman Mortgage Index earned a total rate of return of 8.22 percent in 2001, slightly under the 8.44 percent return of the Lehman Aggregate Index and the 8.50 percent return of the Lehman Government/Credit Index. The GNMA sub-sector earned a total rate of return of 8.22 percent, in line with the return of 8.21 percent earned by Freddie Mac and 8.23 percent earned by Fannie Mae. Discounts outperformed premiums for the year, even though they under-performed in the final months of the year when interest rates rose. After widening significantly at the beginning of the fourth quarter, spreads between mortgages and treasuries ended the year at close to the same levels as at the beginning of the year.

                         Growth of a $10,000 Investment

                                    [CHART]

             Enterprise Government    Lehman Brothers Intermediate   Lipper General US Gov't
           Securities Fund A-Shares     Government Bond Index*          Bond Fund Index*
          -------------------------  -----------------------------  ------------------------
12/31/91        $ 9,523.81                      $10,000.00              $10,000.00
12/31/92        $10,469.82                      $10,692.91              $10,610.06
12/31/93        $11,439.98                      $11,566.49              $11,492.89
12/31/94        $10,547.66                      $11,364.61              $10,947.87
12/31/95        $12,551.70                      $13,002.42              $12,802.76
12/31/96        $13,340.33                      $13,530.42              $13,059.90
12/31/97        $14,461.64                      $14,575.39              $14,271.45
12/31/98        $15,448.09                      $15,812.25              $15,391.25
12/31/99        $15,538.39                      $15,889.18              $14,981.35
12/31/00        $17,199.19                      $17,552.75              $16,762.63
12/31/01        $18,518.39                      $19,031.44              $17,881.42


                      THE ENTERPRISE Group of Funds, Inc.

110


                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Government Securities Fund - A 1-Year 5-Year 10-Year
        With Sales Charge                          2.59%  5.74%  6.36%
        Without Sales Charge                       7.67%  6.78%  6.88%
        Lehman Brothers Int. Gov., Bond Index*     8.42%  7.06%  6.65%
        Lipper General US Gov't Bond Fund Index*   6.67%  6.45%  5.98%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                                            05/01/97-
           Enterprise Government Securities Fund - C 1-Year 12/31/01
           With Sales Charge                          5.99%   6.56%
           Without Sales Charge                       6.99%   6.56%
           Lehman Brothers Int. Gov., Bond Index*     8.42%   7.33%
           Lipper General US Gov't Bond Fund Index*   6.67%   6.77%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise Government Securities                       5/01/95-
        Fund - B                                 1-Year 5-Year 12/31/01
        With Sales Charge                         2.00%  5.88%   7.06%
        Without Sales Charge                      7.00%  6.20%   7.06%
        Lehman Brothers Int. Gov., Bond Index*    8.42%  7.06%   7.20%
        Lipper General US Gov't Bond Fund Index*  6.67%  6.45%   6.73%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

                                                            07/31/97-
           Enterprise Government Securities Fund - Y 1-Year 12/31/01
           Annualized Return                          8.07%   6.95%
           Lehman Brothers Int. Gov., Bond Index*     8.42%   6.92%
           Lipper General US Gov't Bond Fund Index*   6.67%   6.02%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US Government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General US Government Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper General US Government Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                             SUBADVISER'S COMMENTS

Future Investment Strategy

The Fed is expected to maintain its accommodative stance in early 2002, and TCW believes one more quarter percent rate cut is not out of the question. Inflationary pressures are minimal and the Fed is unlikely to reverse its position before an economic recovery is well underway. Volatility is expected to decline. Prepayments are expected to peak in December 2001 and then decline rapidly, reflecting the 0.90 percent increase in mortgage rates that has occurred since early November. TCW's outlook for the MBS sector is quite positive, although extension risk will persist. The mortgage sector continues to offer investors high levels of liquidity and credit quality. Demand for mortgage products are expected to stay strong. TCW's continued focus on call protection should reduce Fund exposure to prepayment risk. Mortgage spreads are above historic averages and look attractive relative to other fixed-income sectors. TCW continues to favor certain types of CMO's and other well-structured securities as a means of reducing exposure to prepayment rate risk. The Fund remains invested in the highest tiers of credit quality, with the vast majority of holdings issued by the U.S. Government, its agencies and instrumentalities.

Although government securities may be guaranteed as to the timely payment of principal and interest, fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                   [GRAPHIC]



                            www.enterprisefunds.com



                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                        Number
                      of Shares
                     or Principal
                        Amount        Value

Agency Obligations -- 80.87%
----------------------------------------------------

Fannie Mae -- 14.06%
----------------------------------------------------
5.50%, due 01/01/09. $   962,990  $      967,883
6.50%, due 02/01/09.      67,989          70,183
5.50%, due 06/01/09.   2,117,767       2,146,642
7.00%, due 03/01/14.     830,639         856,960
8.00%, due 11/01/16.   1,556,070       1,642,319
6.50%, due 08/01/19.   5,444,333       5,520,952
10.00%, due 07/01/20      96,162         107,116
10.00%, due 07/01/20      56,317          62,733
9.50%, due 08/01/20.     313,819         349,191
9.50%, due 10/01/20.     435,655         484,759
6.00%, due 11/01/28.   3,091,077       3,044,337
6.00%, due 11/01/28.   6,155,613       6,062,532
7.00%, due 11/01/30.   4,674,657       4,768,993
                                  --------------
                                      26,084,600

Freddie Mac  -- 11.19%
----------------------------------------------------
7.00%, due 09/01/17.     755,408         773,748
7.00%, due 10/01/17.   1,066,114       1,091,997
10.00%, due 10/01/18     487,169         539,235
10.00%, due 07/01/20     796,139         883,217
10.00%, due 10/01/20     324,277         361,958
9.00%, due 10/01/22.     729,074         791,244
6.50%, due 02/01/31.   7,016,932       7,034,036
6.50%, due 03/01/31.   5,402,979       5,416,148
6.50%, due 05/01/31.   3,851,005       3,860,392
                                  --------------
                                      20,751,975

Federal Housing Administration -- 5.15%
----------------------------------------------------
7.75%, due 05/01/18.   5,760,945       5,760,945
6.75%, due 11/01/28.   2,134,055       2,091,373
7.18%, due 02/20/29.   1,729,157       1,711,865
                                  --------------
                                       9,564,183

Federal Home Loan Banks -- 8.94%
----------------------------------------------------
6.50%, due 07/01/21.   6,769,764       6,830,674
6.00%, due 10/01/31.   9,943,667       9,746,658
                                  --------------
                                      16,577,332

GNMA -- 41.53%
----------------------------------------------------
9.00%, due 08/15/16.       3,188           3,491
7.00%, due 12/15/27.   2,654,838       2,719,950
6.50%, due 08/15/28.   1,109,777       1,116,167
6.50%, due 02/20/29.   6,993,368       7,002,733
6.50%, due 05/15/29.   4,152,093       4,173,794
7.00%, due 06/15/29.   3,067,452       3,138,252
7.00%, due 10/15/29.   3,942,009       4,032,995
6.50%, due 04/20/31.  15,773,362      15,777,502
6.00%, due 12/15/31.  10,000,000       9,818,749
6.00%, due 12/15/31.   2,999,300       2,944,937
6.00%, due 12/15/31.   7,000,700       6,873,812

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value
7.00%, due 10/15/33............. $14,491,058  $   15,084,455
5.95%, due 11/15/33.............   4,430,011       4,351,702
                                              --------------
                                                  77,038,539

Total Agency Obligations
(Identified cost $148,684,192)...............    150,016,629
---------------------------------------------------------------

Collateralized Mortgage Obligations -- 3.58%
----------------------------------------------------------------
Chase Mortgage Finance
 Corporation
 18.8%, due 05/25/28 (v)........   3,386,325       3,423,125
Fannie Mae Series 1994-10 Class
 M 6.50%, due 06/25/23..........     226,479         233,105
Freddie Mac Series 1552 Class YA
 16.7%, due 08/15/23 (v)........     806,007         779,066
Freddie Mac Series 1634 Class SB
 8.8%, due 12/15/23 (v).........   2,222,727       2,210,092
                                              --------------

Total Collateralized Mortgage Obligations
(Identified cost $5,496,732).................      6,645,388
---------------------------------------------------------------

Domestic Corporate Bonds -- 3.95%
---------------------------------------------------------------

Corporate Bonds -- 3.95%
---------------------------------------------------------------
PNC Mortgage Securities
 Corporation 6.25%, due
 02/25/14.......................   2,704,551       2,782,875
PNC Mortgage Securities
 Corporation Series 1998-5
 6.625%, due 07/25/28...........   1,302,414       1,346,605
Structured Asset Securities
 Corporation 6.75%, due
 03/25/29.......................   3,131,361       3,194,301
                                              --------------
                                                   7,323,781

Total Domestic Corporate Bonds
(Identified cost $7,143,913).................      7,323,781
---------------------------------------------------------------

Commercial Paper -- 6.57%
---------------------------------------------------------------
Emerson Electric
 1.82%, due 01/18/02............   1,630,000       1,628,599
International Lease Finance
 Corporation 1.82%, due
 01/11/02.......................   9,000,000       8,995,450
Novartis Finance Corporation
 1.70%, due 01/02/02............     250,000         249,988
Union Electric Company
 1.85%, due 01/17/02............   1,314,000       1,312,914
                                              --------------

Total Commercial Paper
(Identified cost $12,186,951)................     12,186,951
---------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Repurchase Agreements -- 4.76%
------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement 1.45%, due 01/02/02,
 Maturity Value $8,821,711
 Collateral: GNMA, $9,185,000,
 6.00% due 11/15/31
 Value $9,048,756...................  $8,821,000  $8,821,000
                                                  ----------

Total Repurchase Agreements
(Identified cost $8,821,000).....................  8,821,000
------------------------------------------------------------

                        Number
                      of Shares
                     or Principal
                        Amount            Value

Total Investments
(Identified cost $182,332,788)........ $184,993,749

Other Assets Less Liabilities -- 0.27%      501,017
                                       ------------

Net Assets -- 100%.................... $185,494,766
---------------------------------------------------

(v) Inverse floater; interest rate is as of December 31, 2001.

See notes to financial statements.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise High-Yield Bond Fund
                             SUBADVISER'S COMMENTS

Caywood-Scholl Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.

Investment Strategies

The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents. The subadviser expects a high portfolio turnover rate in excess of 100 percent.

2001 Performance Review

In evaluating the market's current fundamentals, Caywood-Scholl believes that most elements are weak, yet there are some signs of improvement that encourage investors to think that the bottom in fundamentals is near. Corporate profitability remains a concern to Caywood-Scholl. By mid-2001 most companies within the high-yield universe had begun to attack their cost structures to adjust to the slowing economic conditions. These actions, however, typically take several quarters to bear fruit.

Access to capital was limited for most highly leveraged borrowers throughout 2001. The bank loan market has become more demanding of issuers. The high-yield market, though increasing its issuance over 2000 levels was selective, favoring double B rated issuers over single B rated issuers. The equity markets were all but shut to the high-yield market as investors shunned most leveraged stories. The only market receptive to high-yield market participants was the convertible bond market. This was especially true in the fourth quarter when several high-profile issuers including Xerox Corporation, Lucent Technologies, Inc. and Calpine Corporation, tapped the market.

Prior to the September 11th terrorist attacks, consensus in the high-yield market was that default rates were set to peak sometime in the period of third quarter 2001 to first quarter 2002. Due to the economic conditions brought about as a result of the attack, the forecast of the peak has been pushed back to sometime in 2002. When the peak occurs is not as important as the overall direction of defaults. It now appears that the peak is being achieved and defaults are likely to be declining by year-end 2002. Historically, high-yield has exhibited favorable return characteristics during periods of declining default rates.

High-yield bond issuance rose to meet growing demand in 2001. Issuance was interrupted by the events of September 11th, however, the $94.3 billion issued far exceeded the supply of $47.3 billion in 2000 and nearly equaled the issuance of

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

1999. One interesting development this year with respect to the new issue calendar is its composition. Without the benefit of telecommunications issuers, the underwriting community lacks the scope of blockbuster-sized deals of the past three years. Accordingly, it is difficult for the new issue calendar to bulk up. Also confounding underwriters was a steep U.S. Treasury curve and accompanying interest rate expectations. With investors expressing a strong desire to own better quality issuers, underwriters need to entice this breed of issuer to the market. High quality double B rated issuers generally had some degree of access to the bank loan market. With LIBOR rates depressed in sympathy with the U.S. Treasury rate, most quality borrowers had access to capital at roughly 5+ percent compared to funding in the high yield market at
8.0 to 9.0 percent in 2001. This disparity prevented many issuers from coming to the market, opting to time market conditions.

Mutual fund flows were positive approximately $12.2 billion in 2001 reversing the outflow of $6.7 billion in 2000. Approximately $4.3 billion of the inflow came in the 4th quarter. Caywood-Scholl believes that part of the reason behind the acceleration of inflow is the recognition of high-yield out-performance over equity in each the past two years and the likelihood that on a risk/reward basis high-yield compares favorably to most asset classes for the upcoming year. Also, whereas in 2000 investors were encouraged to own a diversified fund of stocks, by year-end 2001 the common wisdom was to own a diversified fund of assets, to the benefit of bonds.

                         Growth of a $10,000 Investment

                                    [CHART]

              Enterprise High-Yield       Lehman Brothers High        Lipper High Yield
               Bond Fund A-Shares         Yield BB Bond Index*         Bond Fund Index*
             -----------------------     ----------------------      -------------------
12/31/1991        $ 9,523.36                 $10,000.00                $10,000.00
12/31/1992        $11,113.10                 $11,207.66                $11,836.37
12/31/1993        $13,067.06                 $12,985.38                $14,185.21
12/31/1994        $13,072.67                 $12,935.17                $13,663.40
12/31/1995        $15,164.21                 $15,760.55                $16,038.42
12/31/1996        $17,103.91                 $17,165.96                $18,120.07
12/31/1997        $19,363.87                 $19,336.08                $20,507.12
12/31/1998        $19,805.70                 $20,476.55                $20,492.00
12/31/1999        $20,530.21                 $20,859.94                $21,472.47
12/31/2000        $19,922.73                 $21,703.96                $19,387.34
12/31/2001        $21,064.57                 $24,287.25                $19,185.61


                         Average Annual Total Returns
                       Periods ending December 31, 2001

        Enterprise High-Yield Bond Fund
        A - Shares                                1-Year 5-Year 10-Year
        With Sales Charge                          0.67%  3.24%  7.73%
        Without Sales Charge                       5.73%  4.25%  8.26%
        Lehman Brothers High Yield BB Bond Index* 11.90%  7.19%  9.28%
        Lipper High Yield Bond Fund Index*        -1.04%  1.15%  6.73%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise High-Yield Bond Fund
       C - Shares                                1-Year 05/01/97-12/31/01
       With Sales Charge                          4.17%       3.60%
       Without Sales Charge                       5.15%       3.60%
       Lehman Brothers High Yield BB Bond Index* 11.90%       7.20%
       Lipper High Yield Bond Fund Index*        -1.04%       0.95%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise High-Yield Bond Fund
       B - Shares                         1-Year 5-Year 05/01/95-12/31/01
       With Sales Charge                   0.29%  3.40%       5.76%
       Without Sales Charge                5.15%  3.68%       5.76%
       Lehman Brothers High Yield BB Bond
        Index*                            11.90%  7.19%       8.54%
       Lipper High Yield Bond Fund Index* -1.04%  1.15%       4.08%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

       Enterprise High-Yield Bond Fund
       Y - Shares                                1-Year 07/31/97-12/31/01
       Annualized Return                          6.32%        3.36%
       Lehman Brothers High Yield BB Bond Index* 11.90%        6.02%
       Lipper High Yield Bond Fund Index*        -1.04%       -0.57%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Lehman Brothers High Yield BB Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not available. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Yield Bond Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Future Investment Strategy

Caywood-Scholl believes that the outlook for the high-yield market is positive. Caywood-Scholl believes the economy may improve gradually through 2002; improving the overall credit outlook within the high-yield market. As this improvement is discounted, Caywood-Scholl is anticipating returns that compare favorably to the risk return profiles of other asset classes.

"Where is the relative value?" is the question Caywood-Scholl is constantly asking themselves. Presently, Caywood believes the value in the market is in the some of the higher quality sectors that stand to benefit from investment grade players reaching down into the high-yield market for additional yield over the course of the year. As was the case in 2001, the other obvious opportunity should be in the fallen angels. In 2001, good money was made by timely investors in issuers such as Penney (JC) Company Inc., Service Corporation and Xerox Corporation. Caywood-Scholl expects the current negative credit cycles to produce other fallen angels in early 2002. Caywood-Scholl believes that the impact of the Enron Corporation Collapse may cause "fallen angels" to trade down faster, further creating value for high-yield investors.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise High-Yield Bond Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value

Domestic Corporate Bonds -- 84.04%
---------------------------------------------------------------------------

Aerospace -- 0.10%
---------------------------------------------------------------------------
United Air Lines Inc. 10.25%, due 07/15/21...  $  200,000  $    130,395

Apparel & Textiles -- 0.47%
---------------------------------------------------------------------------
Fruit of the Loom Inc. 8.875%, due 04/15/06
 (b).........................................     300,000        23,250
Levi Strauss & Company 7.00%, due 11/01/06...     400,000       304,000
Levi Strauss & Company 11.625%, due 01/15/08.     325,000       287,625
                                                           ------------
                                                                614,875

Automotive--4.51%
---------------------------------------------------------------------------
Autonation Inc. 9.00%, due 08/01/08 (144A)...   2,000,000     2,035,000
Avis Group Holdings Inc. 11.00%, due 05/01/09     750,000       795,000
Budget Group Inc. 9.125%, due 04/01/06.......     700,000       168,000
Navistar International Corporation 9.375%,
 due 06/01/06................................     650,000       682,500
Sonic Automotive Inc. (Series B) 11.00%, due
 08/01/08 (144A).............................   1,050,000     1,086,750
United Rentals Inc. (Series B) 8.80%, due
 08/15/08....................................   1,100,000     1,072,500
                                                           ------------
                                                              5,839,750

Banking -- 0.36%
---------------------------------------------------------------------------
Western Financial Savings Bank Orange
 California 8.875%, due 08/01/07.............     500,000       461,250

Broadcasting -- 6.17%
---------------------------------------------------------------------------
Echostar DBS Corporation 9.125%, due
 01/15/09 (144A).............................     500,000       501,250
Echostar DBS Corporation 9.375%, due 02/01/09   1,400,000     1,442,000
Fox Family Worldwide Inc. 0%/10.25%, due
 11/01/07 (c)................................     700,000       699,125
Fox Family Worldwide Inc. 9.25%, due 11/01/07     900,000       963,000
Fox Sports Networks LLC 0%/9.75%, due
 08/15/07 (c)................................   2,100,000     2,089,500
Grupo Televisa 8.00%, due 09/13/11 (144A)....     950,000       948,812
Sinclair Broadcast Group Inc. 8.75%, due
 12/15/07....................................     700,000       698,250
Sinclair Broadcast Group Inc. 8.75%, due
 12/15/11 (144A).............................     650,000       650,000
                                                           ------------
                                                              7,991,937

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value

Building & Construction -- 1.69%
-----------------------------------------------------------------------
Building Materials Corporation
 America 7.75%, due 07/15/05.................  $  350,000  $    294,000
Integrated Electrical Services 9.375%, due
 02/01/09....................................   1,400,000     1,239,000
Nortek Inc. 8.875%, due 08/01/08.............     400,000       401,000
Nortek Inc. (Series B) 9.125%, due 09/01/07..     250,000       253,750
                                                           ------------
                                                              2,187,750

Business Services -- 0.96%
-----------------------------------------------------------------------
Xerox Corporation 7.20%, due 04/01/16........   1,600,000     1,240,000

Cable -- 4.82%
-----------------------------------------------------------------------
Adelphia Communications
 Corporation 9.50%, due 03/01/05.............     200,000       196,500
Adelphia Communications
 Corporation 8.375%, due 02/01/08............     450,000       416,812
Adelphia Communications
 Corporation 7.875%, due 05/01/09............     250,000       229,063
Adelphia Communications
 Corporation 9.375%, due 11/15/09............     200,000       192,250
Adelphia Communications Corporation 10.875%,
 due 10/01/10................................     250,000       255,312
Adelphia Communications Corporation (Series
 B) Zero Coupon/9.25%, due 01/15/08 (c)......     600,000       288,750
Charter Communication Holdings 8.25%, due
 04/01/07....................................   1,100,000     1,057,375
Charter Communication Holdings 8.625%, due
 04/01/09....................................     900,000       866,250
Charter Communications Holdings 10.75%, due
 10/01/09....................................     200,000       211,000
CSC Holdings Inc. 7.625%, due 04/01/11 (144A)   1,100,000     1,101,516
Mediacom LLC/Mediacom Capital Company 9.50%,
 due 01/15/13................................     650,000       674,375
Mediacom LLC/Mediacom Capital Corporation
 (Series B) 8.50%, due 04/15/08..............     750,000       753,750
                                                           ------------
                                                              6,242,953

Chemicals -- 0.51%
-----------------------------------------------------------------------
OM Group Inc. 9.25%, due 12/15/11 (144A).....     500,000       510,000
Pioneer Americas Acquisition Corporation
 (Series B) 9.25%, due 06/15/07 (b)..........     550,000       154,688
                                                           ------------
                                                                664,688

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Communications -- 0.30%
--------------------------------------------------------------
Globalstar Telecommunications (Wts)
 (a) (d) (144A).....................  $      700  $         --
Loral Space & Communication Ltd.
 0%/12.50%, due 01/15/07 (c)........  $  800,000       388,000
Loral Space & Communication Ltd.
 (Wts) (a)..........................         850         1,204
                                                  ------------
                                                       389,204

Computer Software -- 0.00%
--------------------------------------------------------------
Verado Holdings Inc. (Wts) (a)......         500           101

Consumer Products -- 3.23%
--------------------------------------------------------------
Chattem Inc. (Series B)
 8.875%, due 04/01/08...............  $  484,000       462,220
Corning Consumer Products
 Company (Series B)
 9.625%, due 05/01/08...............     400,000        52,000
Elizabeth Arden Inc.
  11.75%, due 02/01/11..............     850,000       871,250
French Fragrances Inc. (Series B)
 10.375%, due 05/15/07..............     550,000       525,250
French Fragrances Inc. (Series D)
 10.375%, due 05/15/07..............     150,000       143,250
Scotts Company
 8.625%, due 01/15/09...............     600,000       615,000
Sealy Mattress Company (Series B)
 0%/10.875%, due 12/15/07 (c).......   1,750,000     1,513,750
                                                  ------------
                                                     4,182,720

Containers/Packaging -- 0.91%
--------------------------------------------------------------
Owens Illinois Inc.
 8.10%, due 05/15/07................     350,000       323,750
Owens Illinois Inc.
 7.35%, due 05/15/08................     950,000       859,750
                                                  ------------
                                                     1,183,500

Crude & Petroleum -- 0.81%
--------------------------------------------------------------
Premcor Refining Group Inc.
 8.875%, due 11/15/07...............   1,300,000     1,053,000

Electrical Equipment -- 1.28%
--------------------------------------------------------------
BRL Universal Equipment
 8.875%, due 02/15/08 (144A)........   1,600,000     1,664,000

Electronics -- 0.00%
--------------------------------------------------------------
Axiohm Transaction Solutions Private
 Placement (a) (d)..................       4,056            --

Energy -- 3.81%
--------------------------------------------------------------
Calpine Canada Energy Finance
 8.50%, due 05/01/08................   1,200,000     1,097,549
Calpine Corporation
 7.75%, due 04/15/09................     800,000       706,000
Calpine Corporation
 8.625%, due 08/15/10...............     750,000       681,311
CMS Energy Corporation
 7.50%, due 01/15/09................     950,000       929,907

                                 Number
                               of Shares
                              or Principal
                                 Amount       Value
Cogentrix Energy Inc.
 8.75%, due 10/15/08.........  $  850,000  $    840,438
Ocean Energy Inc. (Series B)
 8.375%, due 07/01/08........     650,000       679,250
                                           ------------
                                              4,934,455

Fiber Optics -- 0.24%
-------------------------------------------------------
Williams Communications Group
 11.70%, due 08/01/08........     750,000       307,500

Finance -- 1.18%
--------------------------------------------------------------
Ford Motor Credit Company
 6.50%, due 01/25/07..............   750,000        733,747
Pemex Project Funding Master Trust
 9.125%, due 10/13/10.............   750,000        795,000
                                             --------------
                                                  1,528,747

Food, Beverages & Tobacco -- 3.03%
--------------------------------------------------------------
Canandaigua Brands Inc.
 8.625%, due 08/01/06.............   550,000        566,500
Canandaigua Brands Inc.
 8.50%, due 03/01/09..............   500,000        502,500
Cott Beverages Inc.
 8.00%, due 12/15/11 (144A).......   450,000        438,750
NBTY Inc. (Series B)
 8.625%, due 09/15/07.............   750,000        720,000
Stater Brothers Holdings Inc.
 10.75%, due 08/15/06.............   950,000        983,250
Winn Dixie Stores Inc.
 8.875%, due 04/01/08.............   750,000        716,250
                                             --------------
                                                  3,927,250

Gaming -- 1.95%
--------------------------------------------------------------
Boyd Gaming Corporation
 9.50%, due 07/15/07.............. 1,000,000        987,500
Circus Circus Enterprises Inc.
 9.25%, due 12/01/05..............   600,000        603,000
Mirage Resorts Inc.
 6.75%, due 08/01/07..............   450,000        430,155
Station Casinos Inc.
 9.875%, due 07/01/10.............   500,000        508,125
                                             --------------
                                                  2,528,780

Health Care -- 2.44%
--------------------------------------------------------------
Beverly Enterprises Inc.
 9.625%, due 04/15/09.............   900,000        945,000
Columbia/HCA Healthcare
 Corporation
 7.25%, due 05/20/08..............   150,000        153,152
Dade International Inc. (Series B)
 11.125%, due 05/01/06 (b)........   500,000        210,000
Healthsouth Corporation
 3.25%, due 04/01/03..............   550,000        522,500
Healthsouth Corporation
 8.50%, due 02/01/08..............   750,000        780,000
Healthsouth Corporation
 10.75%, due 10/01/08.............   500,000        550,000
                                             --------------
                                                  3,160,652

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount         Value

Hotels & Restaurants -- 7.74%
--------------------------------------------------------------------
Felcor Lodging Limited Partnership
 8.50%, due 06/01/11................  $  600,000  $       576,000
Foodmaker Corporation (Series B)
 9.75%, due 11/01/03................     200,000          201,500
Foodmaker Inc.
 8.375%, due 04/15/08...............   1,200,000        1,210,500
Hammon (John Q.) Hotels
 8.875%, due 02/15/04...............     250,000          243,750
Hilton Hotels Corporation
 7.625%, due 05/15/08...............     500,000          476,787
Host Marriott
 8.375%, due 02/15/06...............     250,000          240,625
Host Marriott
 9.50%, due 01/15/07 (144A).........   1,200,000        1,201,500
Mandalay Resort Group
 10.25%, due 08/01/07...............     700,000          726,250
Meristar Hospitality Corporation
 9.125%, due 01/15/11...............   1,050,000          987,000
MGM Grand Inc.
 9.75%, due 06/01/07................     900,000          942,750
MGM Mirage Inc.
 8.50%, due 09/15/10................   1,100,000        1,124,159
Park Place Entertainment
 Corporation
 8.125%, due 05/15/11...............   1,500,000        1,466,250
Station Casinos Inc
 8.875%, due 12/01/08...............     650,000          637,000
                                                  ---------------
                                                       10,034,071

Machinery -- 3.08%
--------------------------------------------------------------------
Briggs & Stratton Corporation
 8.875%, due 03/15/11...............   1,800,000        1,881,000
Columbus McKinnon Corporation
 8.50%, due 04/01/08................     500,000          465,000
Flowserve Corporation
 12.25%, due 08/15/10...............     325,000          362,375
Teekay Shipping Corporation
 8.875%, due 07/15/11...............  $1,250,000        1,281,250
                                                  ---------------
                                                        3,989,625

Medical Instruments -- 1.03%
--------------------------------------------------------------------
Charles River Labs Inc.
 (Wts) (a) (144A)...................         350           74,666
Charles River Labs Inc.
 13.50%, due 10/01/09...............  $  243,750          292,500
Fisher Scientific International Inc.
 9.00%, due 02/01/08................     950,000          973,750
                                                  ---------------
                                                        1,340,916

Medical Services -- 3.16%
--------------------------------------------------------------------
Amerisourcebergen Corporation
 8.125%, due 09/01/08 (144A)........     650,000          666,250
Davita Inc.
 9.25%, due 04/15/11................     400,000          420,000

                                     Number
                                   of Shares
                                  or Principal
                                     Amount         Value

Magellan Health Services Inc.
 9.375%, due 11/15/07 (144A).....  $  950,000  $       964,250
Triad Hospitals Inc.
 11.00%, due 05/15/09............     600,000          657,000
Triad Hospitals Inc.
 8.75%, due 05/01/09.............     150,000          156,375
Vicar Operating Inc.
 9.875%, due 12/01/09 (144A).....     400,000          408,000
Warner Chilcott Inc.
 12.625%, due 02/15/08...........     750,000          817,500
                                               ---------------
                                                     4,089,375

Metals & Mining -- 0.85%
-----------------------------------------------------------------
United States Steel LLC
 10.75%, due 08/01/08 (144A).....   1,150,000        1,098,250

Oil Services -- 6.65%
-----------------------------------------------------------------
Chesapeake Energy Corporation
 8.375%, due 11/01/08 (144A).....     500,000          493,750
Chesapeake Energy Corporation
 8.125%, due 04/01/11............   1,100,000        1,067,000
EOTT Energy Partners LP
 11.00%, due 10/01/09............     250,000          247,500
Forest Oil Corporation
 8.00%, due 06/15/08.............     300,000          301,500
Grant Prideco Inc
 9.625%, due 12/01/07............     750,000          744,375
Hanover Equipment Test
 8.50%, due 09/01/08 (144A)......     350,000          364,000
Hanover Equipment Test
 8.75%, due 09/01/11 (144A)......   1,450,000        1,500,750
Key Energy Services Inc.
 8.375%, due 03/01/08............     250,000          252,500
Nuevo Energy Company
 9.50%, due 06/01/08.............     800,000          746,000
Pioneer Natural Resources Company
 9.625%, due 04/01/10............   1,800,000        1,971,416
Stone Energy Corporation
 8.25%, due 12/15/11 (144A)......     600,000          609,000
Trico Marine Services Inc.
 8.50%, due 08/01/05.............     350,000          315,000
                                               ---------------
                                                     8,612,791

Paper & Forest Products -- 0.09%
-----------------------------------------------------------------
Buckeye Technologies Inc.
 8.00%, due 10/15/10.............     130,000          119,600

Pharmaceuticals -- 0.60%
-----------------------------------------------------------------
AdvancePCS
 8.50%, due 04/01/08.............     750,000          780,000

Printing & Publishing -- 0.87%
-----------------------------------------------------------------
Nebraska Book Company Inc.
 8.75%, due 02/15/08.............     250,000          232,500
Primedia Inc.
 8.875%, due 05/15/11............   1,000,000          900,000
                                               ---------------
                                                     1,132,500

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount         Value

Retail -- 6.50%
-------------------------------------------------------------------
Amerigas Partners LP/Amerigas Eagle
 Finance Corporation
 8.875%, due 05/20/11..............  $  750,000  $       772,500
Boyds Collection Ltd.
 9.00%, due 05/15/08...............     200,000          209,000
Buhrmann U.S. Inc.
 12.25%, due 11/01/09..............     550,000          550,000
Cole National Group Inc.
 8.625%, due 08/15/07..............   1,150,000        1,063,750
K Mart Corporation
 9.375%, due 02/01/06 (k)..........     100,000           82,688
K Mart Corporation
 9.875%, due 06/15/08 (144A) (k)...   1,800,000        1,493,053
Michaels Stores Inc.
 9.25%, due 07/01/09...............   1,250,000        1,318,750
Penney (JC) Company Inc.
 7.125%, due 11/15/23..............     250,000          204,929
Penney (JC) Company Inc.
 7.65%, due 08/15/16...............     400,000          344,583
Penney (JC) Company Inc.
 8.25%, due 08/15/22...............     900,000          769,383
Penney (JC) Company Inc.
 7.95%, due 04/01/17...............     100,000           88,121
Petco Animal Supplies Inc.
  10.75%, due 11/01/11 (144A)......   1,050,000        1,071,000
Saks Inc. 8.25%, due 11/15/08......     500,000          452,500
                                                 ---------------
                                                       8,420,257

Semiconductors -- 6.19%
-------------------------------------------------------------------
Amkor Technology Inc.
 9.25%, due 05/01/06...............   1,000,000          955,000

Telecommunications -- 5.93%
-------------------------------------------------------------------
Crown Castle International
 Corporation
 0%/10.625%, due 11/15/07 (c)......   1,250,000        1,050,000
Crown Castle International
 Corporation
 9.00%, due 05/15/11...............     500,000          447,500
Crown Castle International
 Corporation
 9.375%, due 08/01/11..............  $  750,000          688,125
E. Spire Communications Inc.
 (Wts) (a) (d) (144A)..............         800               --
Global Crossings Holdings Ltd.
 9.625%, due 05/15/08 (k)..........  $  850,000           97,750
Intermedia Communications Inc.
 (Series B)
 0%/11.25%, due 07/15/07 (c).......     350,000          353,937
Intermedia Communications Inc.
 (Series B) 8.50%, due 01/15/08....     600,000          614,250
Level 3 Communications Inc.
 6.00%, due 09/15/09...............     350,000          101,938
Level 3 Communications Inc.
 6.00%, due 03/15/10...............   1,250,000          340,625
McLeodUSA Inc.
 0%/10.50%, due 03/01/07 (c) (k)...     625,000          121,875

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value
McLeodUSA Inc.
 11.375%, due 01/01/09 (k)..........  $1,300,000  $    292,500
McLeodUSA Inc.
 8.125%, due 02/15/09 (k)...........     350,000        74,375
Nextel Communications
 0%/10.65%, due 09/15/07 (c)........   1,100,000       841,500
Nextel Communications
 0%/9.75%, due 10/31/07 (c).........     900,000       643,500
Nextel Communications
 0%/9.95%, due 02/15/08 (c).........     650,000       446,875
Nextlink Communications
 0%/9.45%, due 04/15/08 (c).........     850,000        89,250
Nextlink Communications
 10.75%, due 11/15/08...............     250,000        30,000
Panamsat Corporation
 6.375%, due 01/15/08...............     300,000       255,227
Pathnet Inc.
 12.25%, due 04/15/08 (b)...........  $  250,000         5,000
Pathnet Inc. (Wts) (a) (d) (144A)...         250            --
Qwest Capital Funding Inc.
 7.25%, due 02/15/11................  $  350,000       341,065
Telecorp PCS Inc.
 10.625%, due 07/15/10..............     650,000       754,000
Time Warner Telecom Inc.
 10.125%, due 02/01/11..............     550,000       441,375
                                                  ------------
                                                     8,030,667

Textiles -- 1.06%
--------------------------------------------------------------
Phillips Van Heusen Corporation
 9.50%, due 05/01/08................   1,000,000     1,020,000
Polymer Group Inc. (Series B) 9.00%,
 due 07/01/07 (k)...................     700,000       203,000
Westpoint Stevens Inc.
 7.875%, due 06/15/08...............     500,000       155,000
                                                  ------------
                                                     1,378,000

Utilities -- 2.94%
--------------------------------------------------------------
AES Corporation
 9.50%, due 06/01/09................     400,000       364,000
AES Corporation
 9.375%, due 09/15/10...............     400,000       360,000
AES Corporation
 8.875%, due 02/15/11...............     950,000       836,000
Azurix Corporation
 10.375%, due 02/15/07..............     900,000       630,000
Azurix Corporation
 10.75%, due 02/15/10...............     150,000       105,000
Ferrellgas Partners LP (Series B)
 9.375%, due 06/15/06...............     900,000       906,750
Midland Cogeneration Venture
 (Series C-91)
 10.33%, due 07/23/02...............      48,910        49,093
Midland Funding Corporation
 (Series C-94)
 10.33%, due 07/23/02...............      52,665        52,863
Mirant Americas Generation LLC
 8.30%, due 05/01/11................     550,000       508,703
                                                  ------------
                                                     3,812,409

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Waste Management -- 2.14%
----------------------------------------------------------------
Allied Waste North America Inc.
 7.625%, due 01/01/06.................  $  650,000  $    641,875
Allied Waste North America Inc.
 8.875%, due 04/01/08.................     650,000       669,500
Allied Waste North America Inc.
 7.875%, due 01/01/09.................     700,000       686,000
Allied Waste North America Inc.
 10.00%, due 08/01/09.................     500,000       515,000
Waste Management Inc.
 7.375%, due 08/01/10.................     250,000       255,629
                                                    ------------
                                                       2,768,004

Wireless Communications -- 1.63%
----------------------------------------------------------------
American Tower Corporation 9.375%,
 due 02/01/09.........................   1,150,000       925,750
Leap Wireless International Inc.
 12.50%, due 04/15/10.................  $  500,000       380,000
Leap Wireless International Inc. (Wts)
 (a) (d) (144A).......................       5,000            --
Voicestream Wireless Corporation
 11.50%, due 09/15/09.................  $  500,000       575,000
Voicestream Wireless Corporation
 10.375%, due 11/15/09................     206,647       234,544
                                                    ------------
                                                       2,115,294

Total Domestic Corporate Bonds
(Identified cost $117,041,678).....................  108,910,266
----------------------------------------------------------------

Convertible Corporate Bonds -- 0.73%
-----------------------------------------------------------------

Telecommunications -- 0.01%
----------------------------------------------------------------
XO Communications Inc.
 5.75%, due 01/15/09 (b) (k) (144A)...     850,000        10,625

Wireless Communications -- 0.72%
----------------------------------------------------------------
Nextel Communications
 5.25%, due 01/15/10..................   1,550,000       935,813
                                                    ------------

Total Convertible Corporate Bonds
(Identified cost $1,354,074).......................      946,438
----------------------------------------------------------------

Foreign Bonds -- 9.35%
----------------------------------------------------------------

Basic Industries -- 1.26%
----------------------------------------------------------------
Cemex
 12.75%, due 07/15/06 (144A)..........     900,000     1,091,250
Cemex International Capital Inc.
 9.66%, due 12/29/49 (144A)...........     500,000       541,250
                                                    ------------
                                                       1,632,500

Broadcasting -- 1.44%
----------------------------------------------------------------
Rogers Communications Inc.
 9.125%, due 01/15/06.................     800,000       808,000
Satelites Mexicanos
 10.125%, due 11/01/04................   1,200,000       681,000

                                      Number
                                    of Shares
                                   or Principal
                                      Amount         Value
Telewest
 11.00%, due 10/01/07.............  $  250,000  $       180,000
TV Azteca
 10.50%, due 02/15/07 (144A)......     200,000          194,331
                                                ---------------
                                                      1,863,331

Cable -- 0.78%
------------------------------------------------------------------
Telewest Communications
 0%/9.25%, due 04/15/09 (c).......   1,750,000          772,187
Telewest Communications
 9.875%, due 02/01/10.............     350,000          245,000
                                                ---------------
                                                      1,017,187

Chemicals -- 0.13%
------------------------------------------------------------------
PCI Chemicals Canada Inc.
 9.25%, due 10/15/07 (b)..........     400,000          168,000

Energy -- 0.97%
------------------------------------------------------------------
Petroleos Mexicano
 9.375%, due 12/02/08.............   1,000,000        1,080,000
YPF Sociedad Anonima
 9.125%, due 02/24/09.............     250,000          172,500
                                                ---------------
                                                      1,252,500

Finance -- 0.39%
------------------------------------------------------------------
PDVSA Finance Ltd.
 9.375%, due 11/15/07.............     500,000          501,642

Government Bond -- 1.86%
------------------------------------------------------------------
United Mexican States
 9.875%, due 01/15/07.............     250,000          282,125
United Mexican States
 8.625%, due 03/12/08.............     700,000          750,750
United Mexican States
 9.875%, due 02/01/10.............  $1,250,000        1,385,000
                                                ---------------
                                                      2,417,875

Telecommunications -- 1.12%
------------------------------------------------------------------
AT&T Canada Inc. Deposit Receipts
 (Class B) (a)....................         514           15,518
Flag Ltd. 8.25%, due 01/30/08.....  $  500,000          340,000
Flag Telecom Holdings Ltd.
 11.625%, due 03/30/10............     750,000          315,000
Rogers Cantel Inc.
 8.80%, due 10/01/07..............     800,000          776,000
                                                ---------------
                                                      1,446,518

Transportation -- 0.28%
------------------------------------------------------------------
TBS Shipping International Limited
 (Wts) (a) (d) (m)................      12,063               --
TBS Shipping International
 Limited (a) (d) (m)..............       6,118               --
TBS Shipping International
 Limited (Common Stock)
 (Class C) (a) (d) (m)............       6,818               --
TBS Shipping International Limited
 (Preferred Stock) (a) (d) (m)....       7,057               --

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount       Value
TBS Shipping International Limited
 10.00%, due 07/08/08 (m)..........  $  295,057  $    85,566
TFM
 10.25%, due 06/15/07..............     300,000      276,000
                                                 -----------
                                                     361,566

Wireless Communications -- 1.12%
------------------------------------------------------------
Grupo Iusacell 14.25%, due 12/01/06   1,350,000    1,451,250
                                                 -----------

Total Foreign Bonds
(Identified cost $14,388,011)...................  12,112,369
------------------------------------------------------------

U.S. Treasury Notes -- 0.78%
------------------------------------------------------------
4.625%, due 05/15/06...............     500,000      506,972
5.00%, due 08/15/11................     500,000      498,750
                                                 -----------

Total U.S. Treasury Notes
(Identified cost $1,012,731)....................   1,005,722
------------------------------------------------------------

Repurchase Agreement -- 2.58%
------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement
 1.45%, due 01/02/02,
 Maturity Value $3,341,269
 Collateral: GNMA $3,480,000,
 6.00% due 11/15/31
 Value $3,428,380..................   3,341,000    3,341,000
                                                 -----------

Total Repurchase Agreement
(Identified cost $3,341,000)....................   3,341,000
------------------------------------------------------------


                                                 Value
Total Investments
(Identified cost $137,661,321)................  $126,315,795

Other Assets Less Liabilities -- 2.52%........     3,266,826
                                                ------------
Net Assets -- 100%............................  $129,582,621
------------------------------------------------------------

(a) Non-income producing security.
(b) Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c) Zero Coupon or Step Bond -- The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d) Security is fair valued at December 31, 2001.
(k) Declared bankruptcy since December 31, 2001. Portfolio has since ceased accrual of interest.
(m) Illiquid security.
(Wts) Warrants -- Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See notes to financial statements.


                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Tax-Exempt Income Fund
                             SUBADVISER'S COMMENTS

MBIA Capital Management Corp.
Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. ("MBIA") became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA manages approximately $27.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

Investment Strategies

The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the subadviser tries to limit risk as much as possible. The subadviser analyzes municipalities, their credit risk, market trends and investment cycles. The subadviser attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit.

The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The subadviser will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the subadviser may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the subadviser may adopt a longer weighted average maturity.

The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.

2001 Performance Review

The Enterprise Tax-Exempt Income Fund under-performed the Lehman Brothers Municipal Bond Index during 2001. The Fund's allocation to the long-end curve negatively impacted performance as the long-end dramatically under-performed the shorter end, and the market in general. Also impacting the Fund's under-performance was the Fund's under-allocation to the credit sensitive sectors of housing, hospitals, industrial development and resource recovery, which solidly out-performed the general market. In addition the Fund's over-weight in issues of weaker performing states like Colorado, Illinois and New York negatively affected performance.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

                         Growth of a $10,000 Investment

                                    [CHART]

               Enterprise Tax-Exempt      Lehman Brothers        Lipper General Muni
               Income Fund A-Shares     Municipal Bond Index*     Debt Fund Index*
              -----------------------  -----------------------  ---------------------
12/31/1991         $ 9,521.77                $10,000.00              $10,000.00
12/31/1992         $10,272.06                $10,881.53              $10,889.98
12/31/1993         $11,377.51                $12,217.45              $12,243.77
12/31/1994         $10,729.76                $11,589.00              $11,504.75
12/31/1995         $12,324.52                $13,612.64              $13,496.37
12/31/1996         $12,761.06                $14,216.91              $13,979.31
12/31/1997         $13,648.99                $15,525.24              $15,292.07
12/31/1998         $14,456.07                $16,531.44              $16,154.21
12/31/1999         $14,056.77                $16,189.79              $15,496.15
12/31/2000         $15,554.22                $18,082.98              $17,215.66
12/31/2001         $16,035.61                $19,011.51              $17,930.23

                         Average Annual Total Returns
                       Periods ending December 31, 2001

          Enterprise Tax-Exempt Income
          Fund A - Shares                       1-Year 5-Year 10-Year
          With Sales Charge                     -1.81% 3.66%   4.84%
          Without Sales Charge                   3.09% 4.67%   5.35%
          Lehman Brothers Municipal Bond Index*  5.13% 5.98%   6.64%
          Lipper General Muni Debt Fund Index*   4.15% 5.10%   6.01%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Tax-Exempt Income
         Fund C - Shares                       1-Year 05/01/97-12/31/01
         With Sales Charge                     1.53%        4.33%
         Without Sales Charge                  2.52%        4.33%
         Lehman Brothers Municipal Bond Index* 5.13%        6.29%
         Lipper General Muni Debt Fund Index*  4.15%        5.37%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

     Enterprise Tax-Exempt Income
     Fund B - Shares                       1-Year 5-Year 05/01/95-12/31/01
     With Sales Charge                     -2.36% 3.78%        4.61%
     Without Sales Charge                   2.60% 4.11%        4.61%
     Lehman Brothers Municipal Bond Index*  5.13% 5.98%        6.59%
     Lipper General Muni Debt Fund Index*   4.15% 5.10%        5.79%

                         Average Annual Total Returns
                       Periods ending December 31, 2001

         Enterprise Tax-Exempt Income
         Fund Y - Shares                       1-Year 11/30/98-12/31/01
         Annualized Return                      3.56%       3.93%
         Lehman Brothers Municipal Bond Index*  5.13%       4.72%
         Lipper General Muni Debt Fund Index*   4.15%       3.50%

    The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    *The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors--general obligation, revenue, insured, and prefunded. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General Municipal Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

The January to February period for tax-exempt assets is historically relatively strong. In 2002, the market is supported by a coupon and redemption period that is approximately $10 billion over its ten-year average. MBIA believes that these technicals should prove positive for the market and MBIA expects to position the Fund to respond positively to these forces.

MBIA believes that several factors will be key to the relative performance of the tax-exempt sector in the coming year: limiting curve exposure while maintaining yield; reducing OID exposure; as well as maximizing diversity by issuer, coupon, sector and state. MBIA will strive in the coming year to maintain a high credit quality while always seeking to improve the structure, protect principal and provide solid risk-adjusted performance.

Depending on an investor's specific situation, distributions from this fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Tax-Exempt Income Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Principal
                                         Amount       Value

Municipal Bonds -- 96.80%
---------------------------------------------------------------

Alabama -- 2.31%
---------------------------------------------------------------
Alabama Housing Finance Authority
 Single Family Mortgage Revenue
 Home Mortgage GNMA Collateral
 Series A-1 6.55% due 10/01/14......... $  235,000 $   244,677
Jefferson County Alabama Sewer
 Revenue Capital Improvement Series
 A (FGIC Insured)
 5.00% due 02/01/33....................    500,000     467,250
                                                   -----------
                                                       711,927

Arizona -- 3.56%
---------------------------------------------------------------
Salt River Project Arizona Agricultural
 Improvement & Power District
 Electric Systems Series D
 6.00% due 01/01/09....................  1,000,000   1,097,930

California -- 4.87%
---------------------------------------------------------------
California State General Obligation
 Bonds 5.125% due 06/01/25.............    500,000     490,985
University California Revenues
 Series K 5.25% due 09/01/24...........  1,000,000   1,011,870
                                                   -----------
                                                     1,502,855

Colorado -- 5.48%
---------------------------------------------------------------
Colorado Department of
 Transportation Revenue
 Anticipation Notes (AMBAC
 Insured)
 6.00% due 06/15/15....................  1,000,000   1,088,960
Colorado Health Facilities Authority
 Revenue (Catholic Health Initiatives)
 5.50% due 09/01/16....................    600,000     600,234
                                                   -----------
                                                     1,689,194

Georgia -- 5.39%
---------------------------------------------------------------
Atlanta Downtown Development
 Authority Underground Atlanta
 Project 6.25% due 10/01/12............    500,000     524,060
Georgia State General Obligation Bonds
 Series C 6.25% due 08/01/12...........  1,000,000   1,139,260
                                                   -----------
                                                     1,663,320

Illinois -- 8.94%
---------------------------------------------------------------
Chicago Illinois Skyway Toll Bridge
 (AMBAC Insured)
 5.50% due 01/01/31....................  1,000,000   1,016,500
Cook County Illinois Series A (FGIC
 Insured) 5.125% due 11/15/26..........  1,000,000     959,970
Metropolitan Pier & Exposition Illinois
 Mccormick Place Exploration
 Project Series A (FGIC Insured)
 5.25% due 12/15/28....................    800,000     779,816
                                                   -----------
                                                     2,756,286

                                      Principal
                                       Amount       Value

Massachusetts -- 2.50%
-------------------------------------------------------------
Massachusetts State Housing Finance
 Agency Revenue Residential FNMA
 Collateral Series A
 6.90% due 11/15/24.................. $  750,000 $   771,172

Michigan -- 5.87%
------------------------------------------------------------
Michigan Municipal Bond Authority
 Revenue Clean Water Revolving
 Fund 5.50% due 10/01/08.............    700,000     754,152
Michigan Municipal Bond Authority
 Revenue Clean Water Revolving
 Fund 5.75% due 10/01/16.............  1,000,000   1,056,330
                                                 -----------
                                                   1,810,482

Missouri -- 3.48%
------------------------------------------------------------
Missouri State Health & Educational
 Facilities Authority St. Louis
 University 5.50% due 10/01/15.......  1,000,000   1,071,640

Nevada -- 7.35%
------------------------------------------------------------
Clark County Nevada School District
 Refunding (FSA Insured)
 5.50% due 06/15/13..................  1,300,000   1,382,485
Clark County School District Series A
 (MBIA Insured)
 7.00% due 06/01/11..................    750,000     882,720
                                                 -----------
                                                   2,265,205

New York -- 7.46%
------------------------------------------------------------
New York City Transitional Financial
 Services Future Tax Secured Series C
 5.875% due 11/01/14.................    400,000     430,248
New York State Dormitory Authority
 Revenues City University Systems
 Consolidated Fourth General
 Series A (FGIC Insured)
 5.25% due 07/01/30..................  1,000,000     987,090
Triborough Bridge & Tunnel Authority,
 New York General Purpose
 Series A 6.00% due 01/01/10.........    800,000     882,760
                                                 -----------
                                                   2,300,098

Ohio -- 11.74%
------------------------------------------------------------
Cincinnati Ohio Water Systems
 Revenue 5.00% due 12/01/05..........    400,000     423,828
Hamilton County Ohio Sales Tax
 Hamilton County Football Project B
 (MBIA Insured)
 5.00% due 12/01/27..................  1,000,000     949,940
Hamilton County Ohio Sewer Systems
 Revenue Improvement Series A
 (FGIC Insured)
 5.50% due 12/01/10..................    800,000     858,968
Ohio State Higher Education Capital
 Facilities Senior II-A
 5.50% due 12/01/07..................  1,000,000   1,078,590

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Principal
                                       Amount        Value
Ohio State Higher Education Capital
 Facilities Series II-A
 5.50% due 12/01/10.................. $  285,000 $     307,096
                                                 -------------
                                                     3,618,422

Oklahoma -- 5.04%
-----------------------------------------------------------------
Tulsa, Oklahoma General Obligation
 Bonds 6.30% due 06/01/17............  1,500,000     1,553,175

Puerto Rico -- 1.89%
-----------------------------------------------------------------
Puerto Rico Electric Power Authority
 Power Series DD (MBIA Insured)
 5.00% due 07/01/28..................    600,000       581,256

South Carolina -- 4.13%
-----------------------------------------------------------------
South Carolina State Public Service
 Authority Series A (MBIA Insured)
 5.75% due 01/01/15..................  1,200,000     1,273,752

Tennessee -- 3.43%
-----------------------------------------------------------------
Metro Government Nashville &
 Davidson Refunding Series A & B
 5.25% due 10/15/09..................  1,000,000     1,058,230

Texas -- 4.46%
-----------------------------------------------------------------
Harris County Texas Health Facilities
 Development Christus Health
 Series A (MBIA Insured)
 5.75% due 07/01/14..................  1,000,000     1,027,130
Texas State Department Housing
 Community Affairs Home Mortgage
 Revenue GNMA Collateral Series A
 6.95% due 07/01/23..................    340,000       348,864
                                                 -------------
                                                     1,375,994

Virginia -- 0.80%
-----------------------------------------------------------------
Virginia Commonwealth
 Transportation Board Federal
 Highway Reimbursement
 Anticipation Note
 5.50% due 10/01/06..................    230,000       248,175

Washington -- 5.29%
-----------------------------------------------------------------
Washington State General Obligation
 Bonds Series B & AT-7
 6.40% due 06/01/17..................    500,000       576,310
Washington State Public Power Supply
 Systems Nuclear Project Number 1
 Revenue Refunding Series A
 5.50% due 07/01/04..................  1,000,000     1,053,430
                                                 -------------
                                                     1,629,740

                                        Principal
                                         Amount      Value

Wisconsin -- 2.81%
-----------------------------------------------------------------
Milwaukee Wisconsin Series F
 6.00% due 11/15/04.................... $800,000  $    864,904

Total Municipal Bonds
(Identified Cost $29,117,651)....................   29,843,757
-----------------------------------------------------------------

Short-Term Tax-Exempt Investments -- 1.74%
------------------------------------------------------------------

Michigan -- 0.76%
-----------------------------------------------------------------
Michigan State Strategic Funding
 Variable Refunding Dow Chemical
 Company Project
 1.90% due 01/02/02 (v)................  100,000       100,000
University Michigan University Revenues
 Refunding Service Plan A 1
 1.90% due 01/02/02 (v)................  135,000       135,000
                                                  ------------
                                                       235,000

Mississippi -- 0.98%
-----------------------------------------------------------------
Harrison County Mississippi Pollution
 Control Revenue Variable Refunding
 E.I. DuPont De Nemours
 1.90% due 01/02/02 (v)................  300,000       300,000
                                                  ------------

Total Short-Term Tax-Exempt Investments
(Identified Cost $535,000).......................      535,000
-----------------------------------------------------------------

Total Investments
(Identified cost $29,652,651).................... $ 30,378,757

Other Assets Less Liabilities -- 1.46%...........      451,319
                                                  ------------

Net Assets -- 100%............................... $ 30,830,076
-----------------------------------------------------------------

(v) Variable interest rate security; Interest rate is as of December 31, 2001, and is adjusted daily. Maturity date shown is the next interest reset date.
(AMBAC) American Bond Assurance Corporation
(FGIC) Financial Guaranty Insurance Corporation
(FSA) Financial Security Assurance
(MBIA) Municipal Bond Insurance Association

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Total Return Fund
                             SUBADVISER'S COMMENTS


Pacific Investment Management Company, LLC
Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Founded in 1971, Pacific Investment Management Company ("PIMCO") has grown to become a worldwide leader in fixed income money management. PIMCO is headquartered in Newport Beach, California with offices in Munich, London, Tokyo, Sydney and Singapore. The firm has $241.3 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is capital appreciation.

Investment Strategies

The Total Return Fund invests primarily in a diversified portfolio of fixed-income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high-yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the subadviser to be of comparable quality. Junk bonds may comprise no more than 20 percent of the Fund's total assets. In selecting fixed-income securities, the subadviser will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security.

The Fund may invest up to 30 percent of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75 percent of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.

The subadviser expects a high portfolio turnover rate of 100 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral for securities lent.

2001 Performance Review

Fixed-income assets were among the best performing investments in an otherwise volatile and disappointing year for the financial markets. The Fed supplied a powerful tailwind, easing 11 times for a total of 4.75 percent. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal Fed Funds rate to its lowest level in 40 years. The Fed action fueled a strong rally on the short end of the yield curve. Two-year Treasury yields fell more than 2.0 percent, closing at 3.0 percent, while the 10-year Treasury yield held firm, finishing the year at 5.05 percent, down 0.07 percent.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS


Most fixed-income sectors provided positive total returns in 2001. The following factors contributed to the Fund's performance for the year:

.. For the inception-to-date period, PIMCO maintained a modest above-benchmark duration weighting. Yields widened in the fourth quarter and this detracted slightly from YTD returns.

.. A short maturity emphasis was favorable as the economy continued to weaken and the Fed remained accommodative.

.. An above-benchmark weighting of corporate securities was favorable as hopes for recovery led credit premiums in general to narrow.

.. Mortgage security selection was positive, though the sector overall lagged like-duration Treasuries as volatility increased.

.. Real return bonds were negative; rising real yields caused these assets to lag similar-duration alternatives.

.. High-yield holdings added to returns as expectations of improved credit fundamentals led the sector to outperform.

.. Emerging market exposure helped returns; the Fund's high quality emphasis added value, avoiding the problems of Argentina.



                         Growth of a $10,000 Investment

                                    [CHART]
                   Enterprise Total      Lehman Brothers        Lipper Multi
                 Return Fund A-Shares    Universal Index*    Sector Fund Index*
                ----------------------  ------------------  --------------------
 8/31/2001         $9,523.81              $10,000.00          $10,000.00
12/31/2001         $9,731.67              $10,094.39          $10,003.63

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Total Return Fund A - Shares 08/31/01-12/31/01
              With Sales Charge                          -2.68%
              Without Sales Charge                        2.18%
              Lehman Brothers Universal Index*            0.94%
              Lipper Multi-Sector Fund Index*             0.04%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Total Return Fund C - Shares 08/31/01-12/31/01
              With Sales Charge                          0.90%
              Without Sales Charge                       1.90%
              Lehman Brothers Universal Index*           0.94%
              Lipper Multi-Sector Fund Index*            0.04%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Total Return Fund B - Shares 08/31/01-12/31/01
              With Sales Charge                          -3.10%
              Without Sales Charge                        1.90%
              Lehman Brothers Universal Index*            0.94%
              Lipper Multi-Sector Fund Index*             0.04%

                           Cumulative Total Returns
                       Periods ending December 31, 2001

           Enterprise Total Return Fund Y - Shares 08/31/01-12/31/01
              Cumulative Return                          2.24%
              Lehman Brothers Universal Index*           0.94%
              Lipper Multi-Sector Fund Index*            0.04%

    The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes.

    Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The Lehman Brothers Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A's, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets but excludes tax-exempt municipal securities, CMO's, convertible securities, perpetual notes, warrants, linked bonds, and structured products. All issues must have at least one year remaining to maturity. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Sector Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Multi-Sector fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

                      THE ENTERPRISE Group of Funds, Inc.

                             SUBADVISER'S COMMENTS

Future Investment Strategy

PIMCO believes the global economy will continue to rely on the U.S. as the main engine of growth in 2002. The U.S. economy may rebound from its current recession and then settle lower, producing average growth of a modest 2 to 2.5 percent. PIMCO anticipates that business and consumer risk taking, depressed by uncertainty after the terrorist attacks and the bursting of New Economy investment/consumption bubbles, may begin to revive and lead the upturn. Risk appetites should recover because:

.. Liquidity is abundant now that the Fed has pushed the real Fed Funds rate close to zero. PIMCO believes the Fed will not tighten while the unemployment rate is still rising and capacity utilization remains low;

.. Fiscal policy, while still in negotiation, should be more stimulative than in the recent past;

.. Consumer income statements are stronger thanks to lower mortgage rates and cash takeouts, as well as sharply lower gasoline prices; and

.. Corporate profits have room to improve; record inventory destocking is poised to decelerate while trends in the ratio of prices received/prices paid are turning more favorable.

However, investors banking on a return to the exuberant growth of the late 1990s will be disappointed. Business investment (other than inventory restocking), a major driver of New Economy growth, will not contribute to recovery this time. Stuck with excess capacity, corporations will continue to limit capital expenditures, instead using free cash flow to dress up their debt-laden balance sheets. Corporate belt tightening will not be confined to capital budgets. Under pressure from shareholders to boost stock prices, management will use layoffs and/or wage cuts to bolster profits, especially in industries where pricing power remains weak. The resulting anxiety about employment and incomes will limit the resurgence in consumption.

Concerns that monetary stimulus and a pickup in growth will lead to more inflation are misplaced. PIMCO expects modest disinflation in the U.S. due to lower energy prices and lingering capacity overhang. Tame inflation and modest growth will result in a more range-bound interest rate environment.

There are specific risks associated with some of the securities held in this fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the fund to loss of principal. In addition, this fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Total Return Fund
                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Domestic Corporate Bonds and Notes -- 36.54%
----------------------------------------------------------------

Aerospace -- 0.57%
----------------------------------------------------------------
Raytheon Company
 2.711% due 03/01/02 (v)..........   $100,000   $    100,011

Airlines -- 2.18%
---------------------------------------------------------------
American Airlines Inc.
 7.858% due 10/01/11 (144A).......    100,000        101,553
Delta Air Lines Inc.
 6.299% due 09/18/06..............    100,000         95,433
Delta Air Lines Inc.
 7.111% due 03/18/13..............    100,000         96,724
United Airlines Inc.
 7.73% due 07/01/10...............    100,000         90,799
                                                ------------
                                                     384,509

Automotive -- 1.04%
---------------------------------------------------------------
Ford Motor Company
 7.45% due 07/16/31...............    200,000        183,238

Banking -- 0.58%
---------------------------------------------------------------
Citigroup Inc. 6.50% due 01/18/11.    100,000        102,877

Broadcasting -- 1.17%
---------------------------------------------------------------
Fox Liberty Networks LLC
 8.875% due 08/15/07..............    100,000        103,500
Time Warner Entertainment Company,
 9.625% due 05/01/02..............    100,000        102,135
                                                ------------
                                                     205,635

Cable -- 2.30%
---------------------------------------------------------------
Cox Communications Inc.
 6.75% due 03/15/11...............    100,000        100,018
CSC Holdings Inc.
 8.125% due 07/15/09..............    100,000        102,779
CSC Holdings Inc.
 7.625% due 04/01/11..............    100,000        100,138
TCI Communications Inc.
 9.25% due 04/15/02...............    100,000        101,740
                                                ------------
                                                     404,675

Chemicals -- 0.56%
---------------------------------------------------------------
Lyondell Chemical Company
 9.50% due 12/15/08 (144A)........    100,000         99,000

Electrical Equipment -- 3.51%
---------------------------------------------------------------
Dominion Resources Inc.
 7.40% due 09/16/02...............    200,000        205,366
Ohio Edison Company
 8.25% due 04/01/02...............    100,000        101,238
Toledo Edison Company
 8.70% due 09/01/02...............    100,000        102,905
Toledo Edison Company
 7.82% due 03/31/03...............    200,000        208,363
                                                ------------
                                                     617,872

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Energy -- 2.81%
-------------------------------------------------------------------
Niagara Mohawk Power Corporation
 5.875% due 09/01/02..................   $100,000   $    101,635
Niagara Mohawk Power Corporation
 7.75% due 05/15/06...................    100,000        107,086
South Point Energy Center LLC
 8.40% due 05/30/12 (144A)............    200,000        184,000
Teco Energy Inc. (ROARS)
 7.00% due 10/15/02...................    100,000        102,551
                                                    ------------
                                                         495,272

Entertainment & Leisure -- 2.13%
-------------------------------------------------------------------
Horseshoe Gaming
 8.625% due 05/15/09..................    100,000        103,250
MGM Mirage Inc.
 6.625% due 02/01/05..................     70,000         69,945
MGM Mirage Inc. 6.95% due
 02/01/05.............................    100,000        100,519
Station Casinos Inc.
 8.375% due 02/15/08..................    100,000        101,500
                                                    ------------
                                                         375,214

Forest Products -- 0.59%
-------------------------------------------------------------------
Domtar Inc. 7.875% due 10/15/11.......    100,000        104,007

Health Care -- 0.57%
-------------------------------------------------------------------
HCA Healthcare Company
 3.401% due 09/19/02 (v)..............    100,000        100,051

Hotels & Restaurants -- 1.71%
-------------------------------------------------------------------
ITT Corporation 6.75% due 11/15/05....    100,000         97,048
Park Place Entertainment Corporation,
 7.95% due 08/01/03...................    200,000        204,000
                                                    ------------
                                                         301,048

Medical Instruments -- 1.72%
-------------------------------------------------------------------
Beckman Coulter Inc.
 6.875% due 11/15/11..................    100,000         99,244
Beckman Instruments Inc.
 7.10% due 03/04/03...................    100,000        103,036
Bergen Brunswig Corporation
 7.375% due 01/15/03..................    100,000        101,000
                                                    ------------
                                                         303,280

Misc. Financial Services -- 6.71%
-------------------------------------------------------------------
Ford Motor Credit Company
 2.141% due 02/13/03 (v)..............    200,000        196,201
Gemstone Investor Limited
 7.71% due 10/31/04 (144A)............    100,000         97,264
General Motors Acceptance Corporation,
 2.185% due 02/14/03 (v)..............    200,000        197,249
General Motors Acceptance Corporation,
 6.125% due 09/15/06..................    100,000         98,975
Household Finance Corporation
 6.375% due 10/15/11..................    100,000         96,751

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Pemex Project Funding Master Trust,
 8.00% due 11/15/11 (144A)...........   $100,000   $    100,500
Qwest Capital Funding Inc.
 2.95% due 07/08/02 (144A) (v).......    100,000        100,097
Sprint Capital Corporation
 6.875% due 11/15/28.................    100,000         91,903
United States West Capital Funding
 Inc., 6.125% due 07/15/02...........    200,000        202,553
                                                   ------------
                                                      1,181,493

Oil Services -- 2.32%
------------------------------------------------------------------
Coastal Corporation
 8.125% due 09/15/02.................    200,000        205,756
Occidental Petroleum Corporation
 6.75% due 01/15/12..................    100,000        100,617
Williams Companies Inc.
 6.20% due 08/01/02..................    100,000        101,502
                                                   ------------
                                                        407,875

Other -- 0.57%
------------------------------------------------------------------
GS Escrow Corporation
 7.00% due 08/01/03..................    100,000        100,858

Telecommunications -- 2.04%
------------------------------------------------------------------
AT & T Corporation
 8.00% due 11/15/31 (144A)...........    200,000        209,312
KPN 7.50% due 10/01/05...............     50,000         51,525
Qwest Capital Funding Inc.
 7.25% due 02/15/11..................    100,000         97,447
                                                   ------------
                                                        358,284

Transportation -- 0.57%
------------------------------------------------------------------
Canadian National Railway Company,
 6.375% due 10/15/11.................    100,000        100,153

Travel/Entertainment/Leisure -- 1.17%
------------------------------------------------------------------
International Game Technology
 7.875% due 05/15/04.................    200,000        206,250

Waste Management -- 1.72%
------------------------------------------------------------------
Allied Waste North America Inc.
 7.375% due 01/01/04.................    100,000         98,750
USA Waste Services Inc.
 6.50% due 12/15/02..................    200,000        204,103
                                                   ------------
                                                        302,853

Total Domestic Corporate Bonds and Notes
(Identified cost $6,431,081)......................    6,434,455
------------------------------------------------------------------

Foreign Corporate Bonds -- 2.99%
------------------------------------------------------------------

Broadcasting -- 0.59%
------------------------------------------------------------------
British Sky Broadcasting Group
 8.20% due 07/15/09..................    100,000        102,916

Telecommunications -- 2.40%
------------------------------------------------------------------
British Telecom
 3.165% due 12/15/03 (v).............    100,000        101,044

                                           Number
                                         of Shares
                                        or Principal
                                           Amount     Value
France Telecom
 3.613% due 03/14/02 (144A) (v)........   $100,000   $100,795
France Telecom
 7.75% due 03/01/11 (144A).............    100,000    107,320
France Telecom
 8.50% due 03/01/31 (144A).............    100,000    114,161
                                                     --------
                                                      423,320

Total Foreign Corporate Bonds
(Identified cost $515,815)..........................  526,236
-------------------------------------------------------------

Asset-Backed Securities -- 4.19%
-------------------------------------------------------------

Banking -- 1.39%
-------------------------------------------------------------
Long Beach Mortgage Loan Trust,
 Series 2001-3, Class A1,
 2.358% due 09/25/31 (v)...............    245,184    245,192

Misc. Financial Services -- 2.80%
-------------------------------------------------------------
Bear Stearns Asset Backed Securities
 Inc., Series 2001-3, Class A2,
 2.33% due 10/25/32 (v)................    295,288    294,944
Conseco Finance Securitizations
 Company, Series 2000-4, Class A5,
 7.97% due 05/01/32....................    100,000    105,887
First Alliance Mortgage Trust, Series
 1999-4, Class A2, 2.313% due
 03/20/31 (v)..........................     88,809     88,892
Residential Asset Mortgage Products,
 Series 2000-RS3, Class AII,
 2.22% due 09/25/30 (v)................      2,717      2,645
                                                     --------
                                                      492,368

Total Asset-Backed Securities
(Identified cost $741,122)..........................  737,560
-------------------------------------------------------------

Mortgage-Backed Securites -- 16.40%
-------------------------------------------------------------

Banking -- 0.41%
-------------------------------------------------------------
Countrywide Home Loans Inc. Pass-
 Through Certificates, Series 1999-3,
 Class A1, 6.05% due 04/25/29..........     71,001     71,884

Finance -- 0.77%
-------------------------------------------------------------
Credit Suisse First Boston Mortgage,
 Series 1999-1, Class A1,
 6.75% due 01/15/08....................    132,433    135,768

Misc. Financial Services -- 15.22%
-------------------------------------------------------------
Bear Stearns ARM Trust, Series 2001-10,
 Class IA, 6.184% due 12/25/31 (v).....    400,000    407,000
Bear Stearns ARM Trust, Series 2001-10,
 Class VA, 6.195% due 12/25/31 (v).....    300,000    304,688
Bear Stearns ARM Trust, Series 2001-9,
 Class IA, 6.299% due 01/25/32 (v).....    500,000    511,445
Bear Stearns Commercial Mortgage Inc.,
 Series 2001-TOP4, Class A3,
 5.61% due 08/15/11....................    200,000    191,646

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                            Number
                                          of Shares
                                         or Principal
                                            Amount      Value

GE Capital Mortgage Services Inc.,
 Series 1998-14, Class A1,
 6.25% due 10/25/28.....................  $  169,944  $  171,603
Impac CMB Trust, Series 2001-4, Class
 A, 2.353% due 08/25/31 (v).............     200,000     200,000
Impac Secured Assets Common Owner
 Trust, Series 1999-2, Class A3,
 2.63% due 01/25/30 (v).................     134,377     134,614
Impac Secured Assets Common Owner
 Trust, Series 2001-7, Class AI1,
 2.15% due 08/25/16.....................     289,118     289,073
Residential Accredit Loans Inc., Series
 2000-QS7, Class A2,
 8.00% due 06/25/30.....................      87,070      88,618
Structured Asset Securities Corporation,
 Series 2001-1, Class 1A2,
 2.68% due 02/25/30 (v).................      76,950      77,044
Structured Asset Securities Corporation,
 Series 2001-21A, Class 1A1,
 6.25% due 01/25/32.....................     300,000     304,500
                                                      ----------
                                                       2,680,231
                                                      ----------

Total Mortgage-Backed Securities
(Identified cost $2,895,639).........................  2,887,883
----------------------------------------------------------------

U. S. Government & Agency Obligations -- 72.74%
-----------------------------------------------------------------

Fannie Mae -- 24.98%
----------------------------------------------------------------
7.00% due 12/01/99 (TBA)................   1,000,000   1,018,750
5.50% due 12/31/99 (TBA)................   1,000,000     982,813
6.00% due 12/31/99 (TBA)................   2,000,000   1,997,500
Remic 6.50% due 09/25/19................     393,066     400,141
                                                      ----------
                                                       4,399,204

Freddie Mac -- 22.18%
----------------------------------------------------------------
7.375% due 05/15/03.....................   3,000,000   3,189,579
6.25% due 08/25/22......................     200,000     206,828
6.50% due 12/01/99 (TBA)................     500,000     510,000
                                                      ----------
                                                       3,906,407

Ginnie Mae -- 19.76%
----------------------------------------------------------------
5.875% due 01/20/16.....................      75,179      76,871
6.75% due 09/20/21......................     144,788     149,322
7.625% due 11/20/22.....................      73,675      75,896
6.375% due 04/20/27.....................     135,332     138,750
6.50% due 12/15/99 (TBA)................   2,000,000   2,005,625
7.50% due 12/15/99 (TBA)................   1,000,000   1,033,750
                                                      ----------
                                                       3,480,214

U. S. Treasury Bills -- 0.26%
----------------------------------------------------------------
Zero Coupon/1.58% due 02/07/02 (c)(p)...      45,000      44,926

                                         Number
                                       of Shares
                                      or Principal
                                         Amount         Value

U. S. Treasury Bonds -- 5.56%
----------------------------------------------------------------
3.625% due 01/15/08.................. $   660,541    $   667,766
6.25% due 08/15/23...................     200,000        211,719
3.375% due 04/15/32..................     100,000         98,687
                                                     -----------
                                                         978,172
                                                     -----------

Total U. S. Government & Agency Obligations
(Identified cost $12,761,803).......................  12,808,923
----------------------------------------------------------------

Foreign Government Obligations -- 4.71%
-----------------------------------------------------------------
Arab Republic of Egypt
 7.625% due 07/11/06.................     100,000        103,500
Brazil Federative Republic
 3.188% due 04/15/06 (q)(v)..........     180,000        156,780
Republic of Croatia
 4.563% due 07/31/06 (q)(v)..........      66,875         65,986
Republic of Panama
 8.25% due 04/22/08..................     300,000        297,750
United Mexican States
 8.50% due 02/01/06..................     100,000        107,425
United Mexican States
 8.30% due 08/15/31..................     100,000         98,250
                                                     -----------
                                                         829,691
                                                     -----------

Total Foreign Government Obligations
(Identified cost $820,507)..........................     829,691
----------------------------------------------------------------

Commercial Paper -- 16.95%
----------------------------------------------------------------
Cox Communications Inc.
 2.64% due 01/11/02..................     100,000         99,927
General Electric Capital Corporation,
 2.06% due 03/27/02..................     200,000        199,028
General Electric Capital Corporation,
 2.00% due 03/28/02..................     100,000         99,522
General Mills Inc.
 3.01% due 01/22/02..................     100,000         99,824
Halifax 1.82% due 03/28/02...........     400,000        398,261
SBC Communications Inc.
 2.07% due 03/27/02..................     700,000        696,579
Sprint Corporation
 3.45% due 05/07/02..................     100,000         98,792
Swedbank Forenings
 2.05% due 03/28/02..................     700,000        696,572
UBS Finance Inc.
 1.80% due 03/27/02..................     500,000        497,875
Williams Companies Inc.
 3.48% due 04/17/02..................     100,000         98,975
                                                     -----------

Total Commercial Paper
(Identified cost $2,985,355)........................   2,985,355
----------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                           Number
                                         of Shares,
                                         Contracts,
                                          Notional
                                        or Principal
                                           Amount        Value

Repurchase Agreement -- 3.37%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $593,048 Collateral:
 GNMA $620,000, 6.00% due
 11/15/31 Value $610,803...............  $  593,000   $   593,000
                                                      -----------

Total Repurchase Agreement
(Identified cost $593,000)...........................     593,000
-----------------------------------------------------------------

Put Options -- 0.00%
-----------------------------------------------------------------
Eurodollar Futures, Strike Price 95.25,
 Expires 03/18/02......................          47           546
                                                      -----------

Total Put Options
(Identified cost $546)...............................         546
-----------------------------------------------------------------

Total Investments
(Identified cost $27,744,870)........................  27,803,649
-----------------------------------------------------------------

Call Options Written -- (0.03)%
-----------------------------------------------------------------
Swap Option 3 Month LIBOR, Strike
 Price 5.13, Expires 11/10/03..........  $  400,000       (4,440)
                                                      -----------

Total Call Options Written
(Premiums Received $(13,120))........................     (4,440)
-----------------------------------------------------------------




                                      Notional
                                       Amount       Value

Put Options Written -- (0.34)%
-------------------------------------------------------------
Eurodollar, Strike Price 97, Expires
 06/17/02........................... $5,000,000 $       (719)
Swap Option 3 Month LIBOR, Strike
 Price 6.13, Expires 11/10/03.......    400,000      (26,831)
Swap Option, Strike Price 6, Expires
 06/17/02...........................  1,500,000      (22,391)
U.S. Treasury Note, Strike Price 96,
 Expires 03/11/02...................    700,000      (10,126)
                                                -------------
                                                     (60,067)
                                                -------------

Total Put Options Written
(Premiums Received $(45,031)).................. $    (60,067)
-------------------------------------------------------------

Other Assets Less Liabilities -- (57.52)%......  (10,128,895)
                                                -------------

Net Assets -- 100%............................. $  17,610,247
-------------------------------------------------------------

(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Zero Coupon or Step Bond -- The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(p) Security segregated at the custodian as collateral for open futures contracts.
(q) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(v) Variable rate security; interest rate is as of December 31, 2001.
LIBOR--London Interbank Offering Rate.
(ROARS) Remarketable or Redeemable Securities.
(TBA) To Be Announced -- certain specific security details such as final par amount and maturity date have not yet been determined.

Interest rate swap agreements outstanding at December 31, 2001:

                                                         Notional   Unrealized
                                             Termination  Amount  Appreciation/
Description                                     Date      (000)   (Depreciation)
--------------------------------------------------------------------------------
Receive variable rate payments on the six
 month GBP LIBOR-BBA floating rate and pay
 fixed rate of 5.00% (Counterparty: Morgan
 Stanley)...................................  12/15/02    1,000      $(7,747)
Pay variable rate payments on the six month
 GBP LIBOR-BBA floating rate and receive
 fixed rate of 5.50% (Counterparty: Morgan
 Stanley)...................................  12/15/04    1,000        3,012
                                                                     -------
                                                                     $(4,735)
                                                                     =======

Open futures contracts as of December 31, 2001 are as follows:

                                                                    Unrealized
                                             Expiration            Appreciation
Description                                    Month    Contracts (Depreciation)
--------------------------------------------------------------------------------
Short U.S. Treasury 10-Year Notes...........   03/02       (5)       $   781
Long U.S. Treasury 30-Year Bonds............   03/02        3          7,688
Long Eurodollar.............................   09/02       47         13,512
                                                                     -------
                                                                     $21,981
                                                                     =======

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Money Market Fund
                              MANAGER'S COMMENTS

Enterprise Capital Management, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. ("ECM"), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.

Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.

Investment Strategies

The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.

2001 Performance Review

The year 2001 proved very challenging for money market portfolio managers. The Fed carried out an historic easing cycle by lowering the Fed Funds target interest rate at each scheduled Fed meeting and sometimes between meetings. ECM was behind the curve somewhat in believing the Fed's pace and degree of monetary loosening. Thus, ECM was more optimistic than the money market and the Fed in assessing the ability of the U.S. economy to weather its headwinds in the first half of 2001 and consequently had a shorter than ideal average maturity. At a time when the U.S. seemed to be building some momentum in August and into September, ECM further got caught short as the Fed pumped liquidity into the financial system and lowered interest rates far beyond what had been anticipated, due to the events of September 11th. As a result, portfolio money market yields have been driven down to historic lows.

Future Investment Strategy

Going forward, ECM will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short, to capture high current yields, while seizing on opportunities to extend into longer maturing/attractive yielding investments. ECM believes that such a strategy best positions the portfolio in the current environment. The average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat from one to six months, so there is little yield pickup unless extending out into the one-year area.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The Fund Manager's views are subject to change at any time based on market and other conditions.

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount        Value

Commercial Paper -- 77.86%
-----------------------------------------------------------------
American General Finance
 Corporation,
 1.77% due 01/14/02............... $ 5,000,000  $   14,990,413
American Home Products
 Corporation,
 1.85% due 02/15/02...............   1,820,000       1,815,791
American Home Products
 Corporation,
 2.15% due 03/08/02...............  10,000,000       9,960,583
Consolidated Edison Inc.
 2.00% due 01/04/02...............  10,684,000      10,682,219
Consolidated Edison Inc.
 2.15% due 01/11/02...............   3,821,000       3,818,718
Deere John Credit Inc.
 1.99% due 01/18/02...............   7,500,000       7,492,952
Dominion Resources Inc.
 2.90% due 01/09/02...............   2,322,000       2,320,504
Duke Capital Corporation
 1.83% due 02/15/02...............  15,000,000      14,965,688
Enterprise Funding Corporation
 1.85% due 01/15/02...............   6,585,000       6,580,262
Executive Jet Inc.
 1.79% due 02/14/02...............   6,897,000       6,881,911
Ford Motor Credit Company
 2.86% due 01/03/02...............   3,000,000       2,999,523
GE Capital International Funding
 1.83% due 02/19/02...............  12,630,000      12,598,541
Golden Funding Corporation
 1.96% due 01/28/02...............   5,000,000       4,992,650
Golden Funding Corporation
 1.87% due 02/21/02...............   4,423,000       4,411,283
Household Finance Corporation
 1.94% due 01/14/02...............  13,075,000      13,065,840
Houston Industries Finance
 Company
  3.25% due 01/14/02..............   3,000,000       2,996,479
Lockhart Funding L.L.C.
 2.17% due 02/28/02...............  14,000,000      13,951,054
Merrill Lynch & Company Inc.
 1.90% due 01/04/02...............  10,702,000      10,700,306
Progress Energy...................
  3.00% due 01/04/02..............   3,000,000       2,999,250
Qwest Corporation
 2.80% due 02/28/02...............  13,000,000      12,941,356
Sprint Capital Corporation
 2.72% due 01/15/02...............     659,000         658,303
Three Pillars Funding Corporation,
 1.90% due 01/23/02...............  15,404,000      15,386,114
Toyota Motor Credit Company
 1.77% due 01/14/02...............  15,000,000      14,990,413
Trident Capital Finance Inc.
 1.86% due 01/17/02...............   5,000,000       4,995,867
Tyco Capital Corporation
 1.85% due 01/31/02...............  13,693,000      13,671,890

                                    Number
                                  of Shares
                                 or Principal
                                    Amount        Value
Verizon Network Fund
 1.93% due 01/25/02............. $15,000,000  $   14,980,700
Windmill Funding Corporation
 1.85% due 01/14/02.............  15,000,000      14,989,979
                                              --------------

Total Commercial Paper
(Identified cost $240,839,309)...............    240,838,589
---------------------------------------------------------------

Certificates of Deposit -- 3.23%
---------------------------------------------------------------
Union Bank Treasury Division
 1.96% due 01/04/02.............  10,000,000      10,000,000
                                              --------------

Total Certificates of Deposit
(Identified cost $10,000,000)................     10,000,000
---------------------------------------------------------------

Variable Rate Securities -- 15.89%
---------------------------------------------------------------
Capital One Funding Corporation
 6.20% due 03/01/17 (v).........     800,000         800,000
Deere (John) Capital Corporation
 3.91% due 01/16/02 (v).........   2,000,000       2,001,022
Deere (John) Capital Corporation
 3.66% due 02/08/02 (v).........   5,000,000       5,003,055
Deere (John) Capital Corporation
 3.755% due 02/11/02 (v)........   1,100,000       1,101,360
General Motors Acceptance
 Corporation,
 5.615% due 02/01/02 (v)........   2,000,000       1,999,851
Goldman Sachs Group
 1.95% due 01/14/02 (v).........   8,340,000       8,334,127
Goldman Sachs Group
 6.923% due 04/11/08 (v)........   4,000,000       4,000,000
Lehman Brothers Holdings Inc.
 5.124% due 07/08/02 (v)........  11,400,000      11,420,038
Syndicated Loan Fund
 5.114% due 04/12/02(144A)(v)...   4,500,000       4,500,000
Texaco Inc.
 3.537% due 09/09/02 (v)........  10,000,000      10,000,000
                                              --------------

Total Variable Rate Securities
(Identified cost $49,159,803)................     49,159,453
---------------------------------------------------------------

Short Term Corporate Notes -- 2.91%
---------------------------------------------------------------
Central Fidelity Banks Inc.
 8.15% due 11/15/02.............   4,000,000       4,180,879
Rockwell International
 Corporation
 6.75% due 09/15/02.............   4,700,000       4,828,964
                                              --------------

Total Short Term Corporate Notes
(Identified cost $9,008,773).................      9,009,843
---------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Repurchase Agreement -- 0.05%
--------------------------------------------------------------
State Street Bank & Trust Repurchase
 Agreement, 1.45% due 01/02/02
 Maturity Value $161,013
 Collateral: U.S. Treasury Bond
 $130,000, 8.125% due 08/15/19
 Value $170,715.....................   $161,000   $    161,000
                                                  ------------

Total Repurchase Agreement
(Identified cost $161,000).......................      161,000
--------------------------------------------------------------

                         Number
                       of Shares
                      or Principal
                         Amount           Value

Total Investments
(Identified cost $309,168,885)........ $309,168,885

Other Assets Less Liabilities -- 0.06%      170,865
                                       ------------

Net Assets -- 100%.................... $309,339,750
---------------------------------------------------

(144A) The security may only be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(v) Variable rate security; interest rate is as of December 31, 2001.

See notes to financial statements.
                                   [GRAPHIC]



                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.

                     [This page intentionally left blank]

                      THE ENTERPRISE Group of Funds, Inc.

                     Statements of Assets and Liabilities
                               December 31, 2001

                                                                             AGGRESSIVE STOCK
                                                                                         Small        Small        Capital
                                                            Mid-Cap      Multi-Cap      Company      Company     Appreciation
                                                          Growth Fund   Growth Fund   Growth Fund   Value Fund       Fund
                                                          -----------  -------------  -----------  ------------  ------------
Assets:
------------------------------------------------------------------------------------------------------------------------------
  Investments at value                                    $17,025,804  $ 144,873,861  $97,902,696  $464,584,917  $202,967,062
------------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value (cost -- $28, $3,749,
   $38,927, $32)                                                   --             --           --            --            27
------------------------------------------------------------------------------------------------------------------------------
  Investment of collateral received for securities lent            --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares sold                              38,725        185,024      306,086     1,928,031       281,035
------------------------------------------------------------------------------------------------------------------------------
  Receivable for investments sold                               7,907      1,903,777      840,597     1,696,508            --
------------------------------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                            39,270         40,008        8,228       244,074        60,772
------------------------------------------------------------------------------------------------------------------------------
  Receivable for securities lending income                         --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Receivable for margin variation on open futures                  --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser                                      --             --          443            --            --
------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation on forward currency contracts            --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                                        39,276         27,740       28,197        45,540       105,343
------------------------------------------------------------------------------------------------------------------------------
   Total assets                                           $17,150,982  $ 147,030,410  $99,086,247  $468,499,070  $203,414,239
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares redeemed                             78,734        621,966      602,080     1,547,076       243,325
------------------------------------------------------------------------------------------------------------------------------
  Options written, at market value                                 --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Payable due upon return of securities loaned                     --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Payable for investments purchased                            45,077      1,715,501      482,245       116,373            --
------------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions payable                              --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees payable                              8,168        123,260       79,658       287,865       127,966
------------------------------------------------------------------------------------------------------------------------------
  Distribution fees payable                                     8,290         96,609       55,248       278,353       110,335
------------------------------------------------------------------------------------------------------------------------------
  Due to investment advisor                                     1,060          6,649           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Unrealized depreciation on forward currency contracts            --             --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
  Accrued expenses and other liabilities                       18,251        149,398       80,614       259,750       143,983
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                      $   159,580  $   2,713,383  $ 1,299,845  $  2,489,417  $    625,609
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                $16,991,402  $ 144,317,027  $97,786,402  $466,009,653  $202,788,630
------------------------------------------------------------------------------------------------------------------------------
Analysis of net assets
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                            22,310,317    251,146,643   93,919,460   457,865,658   242,636,220
------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net investment
 income (loss)                                                    ---             --           --            --           204
------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net realized gain (loss) on
 investments and foreign currency transactions             (6,020,980)  (112,415,823)  (2,307,024)   (3,055,592)  (55,414,322)
------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments and
 foreign currency denominated amounts                         702,065      5,586,207    6,173,966    11,199,587    15,566,528
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                $16,991,402  $ 144,317,027  $97,786,402  $466,009,653  $202,788,630
------------------------------------------------------------------------------------------------------------------------------
Class A: Net assets                                       $ 6,749,266  $  55,095,330  $37,412,727  $218,904,528  $128,956,739
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                          1,318,388      6,973,484    1,294,744    26,809,008     4,736,472
------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share                  $5.12          $7.90       $28.90         $8.17        $27.23
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge per share                                  $0.26          $0.39        $1.44         $0.41         $1.36
------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share, including sales
 charge of 4.75%                                                $5.38          $8.29       $30.34         $8.58        $28.59
------------------------------------------------------------------------------------------------------------------------------
Class B: Net assets                                       $ 6,870,432  $  68,172,969  $41,749,235  $161,373,309  $ 56,243,060
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                          1,350,637      8,746,115    1,489,863    20,733,519     2,188,741
------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $5.09          $7.79       $28.02         $7.78        $25.70
------------------------------------------------------------------------------------------------------------------------------
Class C: Net assets                                       $ 3,131,004  $  20,645,440  $ 9,367,289  $ 78,665,017  $ 17,156,021
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                            615,697      2,651,956      333,178     9,859,895       649,025
------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $5.09          $7.78       $28.11         $7.98        $26.43
------------------------------------------------------------------------------------------------------------------------------
Class Y: Net assets                                       $   240,700  $     403,288  $ 9,257,151  $  7,066,799  $    432,810
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             46,781         50,513      313,748       834,613        15,540
------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share        $5.15          $7.98       $29.51         $8.47        $27.85
------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                       $16,323,739  $ 139,287,654  $91,728,730  $453,385,330  $187,400,540
------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                STOCK                                  INTERNATIONAL
                                                            Growth                      Global
Deep Value                 Equity Income                  and Income   International   Financial   Global Health
   Fund      Equity Fund       Fund       Growth Fund        Fund       Growth Fund  Services Fund   Care Fund
-----------  ------------  ------------- --------------  ------------  ------------- ------------- -------------
----------------------------------------------------------------------------------------------------------------
$11,025,477  $145,184,026  $125,862,801  $1,696,023,790  $238,839,009   $79,247,226   $31,347,422   $20,233,687
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --         4,011        38,507            32
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --     1,956,842
----------------------------------------------------------------------------------------------------------------
    107,094       831,525       122,639       3,805,803       569,226        76,399        22,765        88,801
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --        98,908            --       101,248
----------------------------------------------------------------------------------------------------------------
      9,695        22,849       177,908         634,425       120,684       121,794        64,656        12,432
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --         1,716
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --            --
----------------------------------------------------------------------------------------------------------------
      8,813            --         1,027              --            --        35,231         1,745         1,783
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --       287,776            --            --
----------------------------------------------------------------------------------------------------------------
     35,676        41,463        32,630          54,636        35,862        42,879        54,255        40,597
----------------------------------------------------------------------------------------------------------------
$11,186,755  $146,079,863  $126,197,005  $1,700,518,654  $239,564,781   $79,914,224   $31,529,350   $22,437,138
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     13,733       639,845        60,502       2,999,145       408,217       463,485         5,082         8,574
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --            --
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --     1,956,842
----------------------------------------------------------------------------------------------------------------
         --            --            --       1,284,773       173,087       252,611            --       395,890
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --            --            --            --
----------------------------------------------------------------------------------------------------------------
      6,573        90,713        80,025       1,077,268       151,039        52,633        22,408        16,797
----------------------------------------------------------------------------------------------------------------
      6,836        94,617        69,400       1,009,420       150,994        35,152        14,808         2,895
----------------------------------------------------------------------------------------------------------------
         --        24,771            --              --        10,430            --            --            --
----------------------------------------------------------------------------------------------------------------
         --            --            --              --            --       317,246            --            --
----------------------------------------------------------------------------------------------------------------
     13,341       113,340        85,281         843,988       165,347       156,793        29,417        24,576
----------------------------------------------------------------------------------------------------------------
$    40,483  $    963,286  $    295,208  $    7,214,594  $  1,059,114   $ 1,277,920   $    71,715   $ 2,415,574
----------------------------------------------------------------------------------------------------------------
$11,146,272  $145,116,577  $125,901,797  $1,693,304,060  $238,505,667   $78,636,304   $31,457,635   $20,021,564
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 10,837,447   197,856,518   118,712,007   1,674,180,247   239,857,726    59,300,256    30,580,508    20,485,124
----------------------------------------------------------------------------------------------------------------

         --            --        29,076              --            --           ---            --            --
----------------------------------------------------------------------------------------------------------------

     (1,112)  (19,828,089)      347,605    (114,170,017)   (1,718,835)   23,573,900       371,683    (1,676,809)
----------------------------------------------------------------------------------------------------------------

    309,937   (32,911,852)    6,813,109     133,293,830       366,776    (4,237,852)      505,444     1,213,249
----------------------------------------------------------------------------------------------------------------
$11,146,272  $145,116,577  $125,901,797  $1,693,304,060  $238,505,667   $78,636,304   $31,457,635   $20,021,564
----------------------------------------------------------------------------------------------------------------
$ 4,084,579  $ 55,676,941  $ 79,215,380  $  820,970,931  $ 84,159,273   $34,589,320   $13,714,811   $ 7,902,652
----------------------------------------------------------------------------------------------------------------
    411,435    10,118,068     3,581,745      46,170,471     2,559,610     2,698,010     2,357,312       925,743
----------------------------------------------------------------------------------------------------------------
      $9.93         $5.50        $22.12          $17.78        $32.88        $12.82         $5.82         $8.54
----------------------------------------------------------------------------------------------------------------
      $0.50         $0.27         $1.10           $0.89         $1.64         $0.64         $0.29         $0.43
----------------------------------------------------------------------------------------------------------------

     $10.43         $5.77        $23.22          $18.67        $34.52        $13.46         $6.11         $8.97
----------------------------------------------------------------------------------------------------------------
$ 4,856,366  $ 52,440,722  $ 38,273,002  $  605,431,769  $118,866,001   $21,737,748   $ 9,429,082   $ 8,618,579
----------------------------------------------------------------------------------------------------------------
    490,606     9,740,439     1,758,144      35,537,648     3,689,391     1,752,558     1,630,658     1,018,146
----------------------------------------------------------------------------------------------------------------
      $9.90         $5.38        $21.77          $17.04        $32.22        $12.40         $5.78         $8.46
----------------------------------------------------------------------------------------------------------------
$ 2,039,307  $ 35,994,615  $  8,092,837  $  214,229,741  $ 22,263,239   $ 8,512,436   $ 2,055,490   $ 3,231,004
----------------------------------------------------------------------------------------------------------------
    205,964     6,680,062       369,265      12,402,484       690,250       681,146       355,876       381,632
----------------------------------------------------------------------------------------------------------------
      $9.90         $5.39        $21.92          $17.27        $32.25        $12.50         $5.78         $8.47
----------------------------------------------------------------------------------------------------------------
$   166,020  $  1,004,299  $    320,578  $   52,671,619  $ 13,217,154   $13,796,800   $ 6,258,252   $   269,329
----------------------------------------------------------------------------------------------------------------
     16,682       180,201        14,506       2,867,785       394,579     1,069,831     1,072,398        31,428
----------------------------------------------------------------------------------------------------------------
      $9.95         $5.57        $22.10          $18.37        $33.50        $12.90         $5.84         $8.57
----------------------------------------------------------------------------------------------------------------
$10,715,540  $178,095,878  $119,049,692  $1,562,729,960  $238,472,233   $83,466,035   $30,841,682   $19,019,153
----------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001

                                                                              SECTOR/SPECIALTY
                                                         Global Socially    Global                    Mergers and
                                                           Responsive     Technology                  Acquisitions    Balanced
                                                              Fund           Fund      Internet Fund      Fund          Fund
                                                         --------------- ------------  -------------  ------------  ------------
Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Investments at value                                     $ 3,753,383   $  8,374,624  $ 122,164,691  $ 57,890,387  $ 18,199,093
---------------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value (cost -- $55,107, $4,988)           55,385          4,942             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Collateral received for securities loaned, at
   value                                                            --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares sold                                1,233         10,693        252,556       681,313        19,594
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for investments sold                                   --         53,423      2,799,421            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                              1,752            754          1,994        28,838       105,796
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for securities lending income                          --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for margin variation on open futures                   --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser                                    3,598             --             --         1,830         9,098
---------------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                                         38,934        127,060         25,304        44,418        26,063
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                                            $ 3,854,285   $  8,571,496  $ 125,243,966  $ 58,646,786  $ 18,359,644
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
---------------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares redeemed                                 112         26,784        905,444         4,954        18,132
---------------------------------------------------------------------------------------------------------------------------------
  Options written, at market value (premiums
   received $58,151)                                                --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Payable due upon return of securities loaned                      --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Payable for investments purchased                            158,365        171,720      2,096,021     1,191,773            --
---------------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions payable                               --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees payable                               2,771          7,299        105,878        41,658        11,734
---------------------------------------------------------------------------------------------------------------------------------
  Distribution fees payable                                      2,043          5,192         81,856        35,018        11,696
---------------------------------------------------------------------------------------------------------------------------------
  Due to investment advisor                                         --          1,847         53,156            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Unrealized depreciation on forward currency
   contracts (net)                                                  --             --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Accrued expenses and other liabilities                         6,824         15,830        166,750        35,665        17,833
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                       $   170,115   $    228,672  $   3,409,105  $  1,309,068  $     59,395
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $ 3,684,170   $  8,342,824  $ 121,834,861  $ 57,337,718  $ 18,300,249
---------------------------------------------------------------------------------------------------------------------------------
Analysis of net assets
---------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              4,083,698     31,960,821    362,338,605    57,480,938    18,850,825
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net investment
 income (loss)                                                    (106)        (2,345)            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net realized gain (loss) on
 investments and foreign currency transactions                (251,078)   (22,889,577)  (246,455,953)      310,468    (1,524,227)
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments
 and foreign currency denominated amounts                     (148,344)      (726,075)     5,952,209      (453,688)      973,651
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $ 3,684,170   $  8,342,824  $ 121,834,861  $ 57,337,718  $ 18,300,249
---------------------------------------------------------------------------------------------------------------------------------
Class A: Net assets                                        $ 2,052,464   $  4,008,866  $  49,027,845  $ 23,875,749  $  8,160,068
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             236,171      1,301,303      4,798,919     2,364,369     1,669,039
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share                   $8.69          $3.08         $10.22        $10.10         $4.89
---------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge per share                                   $0.43          $0.15          $0.51         $0.50         $0.24
---------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share, including sales
 charge of 4.75%                                                 $9.12          $3.23         $10.73        $10.60         $5.13
---------------------------------------------------------------------------------------------------------------------------------
Class B: Net assets                                         $1,035,878     $3,284,370    $57,355,725   $21,194,857    $7,845,531
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             120,203      1,077,233      5,680,754     2,109,509     1,607,477
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                     $8.62          $3.05         $10.10        $10.05         $4.88
---------------------------------------------------------------------------------------------------------------------------------
Class C: Net assets                                           $475,378       $891,638    $15,020,927   $11,543,333    $2,186,552
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                              55,171        292,337      1,488,280     1,148,630       448,573
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                     $8.62          $3.05         $10.09        $10.05         $4.87
---------------------------------------------------------------------------------------------------------------------------------
Class Y: Net assets                                           $120,450       $157,950       $430,364      $723,779      $108,098
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                              13,782         50,778         41,562        71,427        22,065
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share         $8.74          $3.11         $10.35        $10.13         $4.90
---------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                         $3,901,444     $9,100,653   $116,212,482   $58,344,075   $17,225,442
---------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                           MONEY
      DOMESTIC HYBRID                                  INCOME                              MARKET
                Strategic
                Allocation     Government     High-Yield    Tax-Exempt    Total Return  Money Market
Managed Fund       Fund      Securities Fund  Bond Fund     Income Fund       Fund          Fund
-------------  ------------  --------------- -------------  ------------  ------------  -------------
-----------------------------------------------------------------------------------------------------
$ 224,616,473  $ 17,879,365   $ 184,993,749  $ 126,315,795  $ 30,378,757  $ 27,803,649  $ 309,168,885
-----------------------------------------------------------------------------------------------------
           --            --              --             --            --            --             --
-----------------------------------------------------------------------------------------------------

           --            --              --             --            --            --             --
-----------------------------------------------------------------------------------------------------
       98,194       281,334         445,404        558,943        20,200       352,593        437,621
-----------------------------------------------------------------------------------------------------
           --         1,815              --             --            --     1,995,625             --
-----------------------------------------------------------------------------------------------------
      251,583        26,074         921,304      3,170,549       415,200       184,819        388,828
-----------------------------------------------------------------------------------------------------
           --            --              --             --            --            --             --
-----------------------------------------------------------------------------------------------------
           --            --              --             --            --        16,403             --
-----------------------------------------------------------------------------------------------------
           --        27,181          22,533         13,640         3,387            --             --
-----------------------------------------------------------------------------------------------------
       33,251        45,878          36,523         32,596       116,928        40,684         43,138
-----------------------------------------------------------------------------------------------------
$ 224,999,501  $ 18,261,647   $ 186,419,513  $ 130,091,523  $ 30,934,472  $ 30,393,773  $ 310,038,472
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      207,179            --         514,563        110,475        34,120         1,502        450,746
-----------------------------------------------------------------------------------------------------

           --            --              --             --            --        64,507             --
-----------------------------------------------------------------------------------------------------
           --            --              --             --            --            --             --
-----------------------------------------------------------------------------------------------------
           --       347,595              --             --            --    12,671,871             --
-----------------------------------------------------------------------------------------------------
           --            --         112,325        178,425        26,935         5,511             --
-----------------------------------------------------------------------------------------------------
      142,701        10,421          93,813         65,697        13,163         9,071         92,073
-----------------------------------------------------------------------------------------------------
      115,118         9,355         106,030         76,131        15,906         9,566             --
-----------------------------------------------------------------------------------------------------
       13,826            --              --             --            --         1,126             --
-----------------------------------------------------------------------------------------------------

           --            --              --             --            --            --             --
-----------------------------------------------------------------------------------------------------
      149,723        22,454          98,016         78,174        14,272        20,372        155,903
-----------------------------------------------------------------------------------------------------
$     628,547  $    389,825   $     924,747  $     508,902  $    104,396  $ 12,783,526  $     698,722
-----------------------------------------------------------------------------------------------------
$ 224,370,954  $ 17,871,822   $ 185,494,766  $ 129,582,621  $ 30,830,076  $ 17,610,247  $ 309,339,750
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  234,448,152    17,157,654     185,562,986    155,569,086    30,142,051    17,652,067    309,339,750
-----------------------------------------------------------------------------------------------------

           --            --              --           (219)           --        (3,227)            --
-----------------------------------------------------------------------------------------------------

   (9,186,511)     (148,696)     (2,729,181)   (14,640,720)      (38,081)     (110,689)            --
-----------------------------------------------------------------------------------------------------

     (890,687)      862,864       2,660,961    (11,345,526)      726,106        72,096             --
-----------------------------------------------------------------------------------------------------
$ 224,370,954  $ 17,871,822   $ 185,494,766  $ 129,582,621  $ 30,830,076  $ 17,610,247  $ 309,339,750
-----------------------------------------------------------------------------------------------------
$  82,108,959  $  8,182,482   $  94,129,683  $  63,927,559  $ 21,992,316  $  6,991,103  $ 251,502,545
-----------------------------------------------------------------------------------------------------
   11,590,028       806,003       7,604,298      6,744,060     1,629,895       696,547    251,502,545
-----------------------------------------------------------------------------------------------------
        $7.08        $10.15          $12.38          $9.48        $13.49        $10.04          $1.00
-----------------------------------------------------------------------------------------------------
        $0.35         $0.51           $0.62          $0.47         $0.67         $0.50             --
-----------------------------------------------------------------------------------------------------

        $7.43        $10.66          $13.00          $9.95        $14.16        $10.54          $1.00
-----------------------------------------------------------------------------------------------------
  $93,247,842    $5,317,773     $66,898,366    $47,564,511    $6,938,753    $6,142,687    $44,044,866
-----------------------------------------------------------------------------------------------------
   13,389,556       524,317       5,409,603      5,019,549       514,141       612,224     44,044,866
-----------------------------------------------------------------------------------------------------
        $6.96        $10.14          $12.37          $9.48        $13.50        $10.03          $1.00
-----------------------------------------------------------------------------------------------------
   $5,597,575    $3,147,605     $16,797,393    $13,901,974    $1,820,733    $2,981,102    $10,632,431
-----------------------------------------------------------------------------------------------------
      804,305       310,504       1,358,217      1,466,919       134,934       297,142     10,632,431
-----------------------------------------------------------------------------------------------------
        $6.96        $10.14          $12.37          $9.48        $13.49        $10.03          $1.00
-----------------------------------------------------------------------------------------------------
  $43,416,578    $1,223,962      $7,669,324     $4,188,577       $78,274    $1,495,355     $3,159,908
-----------------------------------------------------------------------------------------------------
    6,116,544       120,322         620,161        441,253         5,801       149,052      3,159,908
-----------------------------------------------------------------------------------------------------
        $7.10        $10.17          $12.37          $9.49        $13.49        $10.03          $1.00
-----------------------------------------------------------------------------------------------------
 $225,507,160   $17,016,501    $182,332,788   $137,661,321   $29,652,651   $27,744,870   $309,168,885
-----------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                            Statement of Operations
                     For the Year Ended December 31, 2001

                                                                     AGGRESSIVE STOCK
                                                   Mid-Cap     Multi-Cap         Small       Small          Capital
                                                   Growth       Growth          Company     Company       Appreciation
                                                    Fund         Fund         Growth Fund  Value Fund         Fund
                                                 -----------  ------------    -----------  -----------    ------------

--------------------------------------------------------------------------------------------------------------------------
Investment income:
--------------------------------------------------------------------------------------------------------------------------
  Dividends                                      $     7,371  $    869,163(1) $   155,153  $ 3,749,797(1) $  1,410,225(1)
--------------------------------------------------------------------------------------------------------------------------
  Interest                                            18,269       554,785        238,677    1,729,768         298,821
--------------------------------------------------------------------------------------------------------------------------
   Total investment income                            25,640     1,423,948        393,830    5,479,565       1,709,046
--------------------------------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees                            56,956     1,650,308        881,764    3,016,709       1,681,428
--------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A                          14,258       297,318        155,225      866,669         645,184
--------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B                          26,388       735,147        372,649    1,381,741         611,897
--------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C                          16,727       245,587         80,707      670,553         185,615
--------------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                                 55,466       744,937        364,242    1,098,211         659,587
--------------------------------------------------------------------------------------------------------------------------
  Custodian and accounting fees                       42,941        60,348         34,567      144,440          78,017(4)
--------------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                                 1,904        26,680         15,833       76,812          36,601
--------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                              1,860        45,257         25,266      112,674          62,793
--------------------------------------------------------------------------------------------------------------------------
  Registration fees                                   37,332        40,599         35,972       40,230          36,690
--------------------------------------------------------------------------------------------------------------------------
  Directors' fees                                         50         2,044          1,235        5,718           2,946
--------------------------------------------------------------------------------------------------------------------------
  Other expenses                                       1,918        19,442         11,148       18,727          20,014
--------------------------------------------------------------------------------------------------------------------------
    Total expenses                                   255,800     3,867,667      1,978,608    7,432,484       4,020,772
--------------------------------------------------------------------------------------------------------------------------
   Less: Expense reimbursement                      (111,140)     (284,625)      (137,686)          --         (30,517)(4)
--------------------------------------------------------------------------------------------------------------------------
   Total expenses, net of reimbursement              144,660     3,583,042      1,840,922    7,432,484       3,990,255
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (119,020)   (2,159,094)    (1,447,092)  (1,952,919)     (2,281,209)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments:
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments         (4,029,814)  (66,777,024)    (2,307,024)     186,668     (50,938,532)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on foreign currency
   transactions                                           --            --             --           --          (6,913)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on futures
   transactions                                           --            --             --    1,273,054              --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on options
   transactions                                           --            --             --           --              --
--------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on
   investments and foreign currency
   denominated amounts                               776,918    32,069,189       (888,392)  17,567,659      (3,353,811)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                      (3,252,896)  (34,707,835)    (3,195,416)  19,027,381     (54,299,256)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from
 operations                                      $(3,371,916) $(36,866,929)   $(4,642,508) $17,074,462    $(56,580,465)
--------------------------------------------------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $6,993 for Multi-Cap Growth, $2,322 for Small Company Value, $8,194 for Capital Appreciation, $73 for Deep Value, $5,708 for Equity Income, $63,877 for Growth, $41,063 for Growth and Income, $163,276 for International Growth, $35,178 for Global Financial Services and $874 for Global Health Care.
(2) Commencement of Operations.
(3) Includes $15,441 of income earned from securities lending.
(4) Includes amounts earned under an expense offset arrangement of $30,517 for Capital Appreciation and $5,530 for Growth.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                   STOCK                                     INTERNATIONAL
   Deep                                                                                         Global         Global
  Value                      Equity                          Growth and      International     Financial     Health Care
   Fund      Equity Fund   Income Fund      Growth Fund      Income Fund      Growth Fund    Services Fund      Fund
----------   ------------  ------------    -------------     ------------    -------------   -------------   -----------
5/31/01(2)
 through
 12/31/01
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
$  59,239(1) $    273,119  $  2,614,310(1) $  17,828,225(1)  $  2,851,914(1) $  1,057,957(1)  $   780,925(1) $    58,453(1)
---------------------------------------------------------------------------------------------------------------------------
    5,071         249,578       517,680        1,954,587        1,384,888         144,127          26,728         52,015(3)
---------------------------------------------------------------------------------------------------------------------------
   64,310         522,697     3,131,990       19,782,812        4,236,802       1,202,084         807,653        110,468
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
   27,112       1,012,261     1,004,275       13,163,390        1,866,887         714,815         283,514        158,904
---------------------------------------------------------------------------------------------------------------------------
    5,861         232,519       388,657        3,827,563          404,405         182,372          65,966         28,343
---------------------------------------------------------------------------------------------------------------------------
   15,527         495,187       387,724        6,275,784        1,217,519         210,693         102,366         66,368
---------------------------------------------------------------------------------------------------------------------------
    6,894         329,581        82,335        2,183,666          221,172          65,339          20,025         26,942
---------------------------------------------------------------------------------------------------------------------------
   51,059         479,813       356,804        3,675,907          702,404         338,734         122,431         82,664
---------------------------------------------------------------------------------------------------------------------------
   28,654          45,733        54,214          454,869(4)        85,779         138,732          35,670         48,558
---------------------------------------------------------------------------------------------------------------------------
    1,416          24,167        23,020          305,673           43,119          13,689           5,801          3,760
---------------------------------------------------------------------------------------------------------------------------
    1,176          41,250        37,319          483,300           71,254          23,417           9,956          4,367
---------------------------------------------------------------------------------------------------------------------------
   26,070          46,390        31,515           54,201           41,718          37,828          29,143         37,868
---------------------------------------------------------------------------------------------------------------------------
       66           2,232         1,793           21,746            3,540           1,096             532            239
---------------------------------------------------------------------------------------------------------------------------
    4,182          29,617         5,591           46,120           18,255           7,673           3,943          4,408
---------------------------------------------------------------------------------------------------------------------------
  168,017       2,738,750     2,373,247       30,492,219        4,676,052       1,734,388         679,347        462,421
---------------------------------------------------------------------------------------------------------------------------
 (101,811)       (132,018)     (111,522)          (5,530)(4)     (225,178)             --         (58,098)      (118,410)
---------------------------------------------------------------------------------------------------------------------------
   66,206       2,606,732     2,261,725       30,486,689        4,450,874       1,734,388         621,249        344,011
---------------------------------------------------------------------------------------------------------------------------
   (1,896)     (2,084,035)      870,265      (10,703,877)        (214,072)       (532,304)        186,404       (233,543)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   24,969     (16,843,291)    1,388,294      (83,193,650)      (1,691,388)    (13,348,942)      1,879,278     (1,311,067)
---------------------------------------------------------------------------------------------------------------------------

       --              --            --               --               --      (5,230,465)       (360,611)       (11,162)
---------------------------------------------------------------------------------------------------------------------------

       --              --            --               --               --              --              --             --
---------------------------------------------------------------------------------------------------------------------------
       --              --            --               --           17,280              --              --             --
---------------------------------------------------------------------------------------------------------------------------

  309,937     (11,981,965)  (19,976,569)    (190,734,496)     (39,386,910)    (10,117,281)     (4,755,691)     1,018,753
---------------------------------------------------------------------------------------------------------------------------

  334,906     (28,825,256)  (18,588,275)    (273,928,146)     (41,061,018)    (28,696,688)     (3,237,024)      (303,476)
---------------------------------------------------------------------------------------------------------------------------

$ 333,010    $(30,909,291) $(17,718,010)   $(284,632,023)    $(41,275,090)   $(29,228,992)    $(3,050,620)   $  (537,019)
---------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                     For the Year Ended December 31, 2001


                                                                           SECTOR/SPECIALTY
                                                    Global Socially    Global                        Mergers and
                                                      Responsive     Technology       Internet       Acquisitions   Balanced
                                                         Fund           Fund            Fund             Fund         Fund
                                                    --------------- ------------    -------------    ------------   ---------
                                                                                                      2/28/01(2)
                                                                                                       through
Investment income:                                                                                     12/31/01
--------------------------------------------------------------------------------------------------------------------------------
  Dividends                                            $  39,834(1) $     17,110(1) $     329,172(1)  $  299,887(1) $ 103,872(1)
--------------------------------------------------------------------------------------------------------------------------------
  Interest                                                15,876          32,828          561,099        252,813      399,617
--------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                55,710          49,938          890,271        552,700      503,489
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees                                27,001         124,155        1,653,087        240,259      127,973
--------------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class A                               7,142          28,385          308,974         49,738       34,775
--------------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class B                               9,022          44,989          736,703        102,015       71,872
--------------------------------------------------------------------------------------------------------------------------------
  Distribution fees, Class C                               4,111          13,291          218,335         50,156       20,337
--------------------------------------------------------------------------------------------------------------------------------
  Transfer agent fees                                     20,546          72,058          896,325        113,910       70,750
--------------------------------------------------------------------------------------------------------------------------------
  Custodian and accounting fees                           18,945          19,744           58,873         31,848       14,468
--------------------------------------------------------------------------------------------------------------------------------
  Audit and legal fees                                       607           1,668           20,820          8,145        3,264
--------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                    724           2,441           38,811          7,289        4,835
--------------------------------------------------------------------------------------------------------------------------------
  Registration fees                                       37,545          46,585           49,789         29,970       26,344
--------------------------------------------------------------------------------------------------------------------------------
  Directors' fees                                             27               8              871            424          256
--------------------------------------------------------------------------------------------------------------------------------
  Other expenses                                           2,872           5,573           13,113         10,475        3,256
--------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                       128,542         358,897        3,995,701        644,229      378,130
--------------------------------------------------------------------------------------------------------------------------------
   Less: Expense reimbursement                           (69,283)        (92,917)        (343,897)       (55,519)     (92,309)
--------------------------------------------------------------------------------------------------------------------------------
   Total expenses, net of reimbursement                   59,259         265,980        3,651,804        588,710      285,821
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (3,549)       (216,042)      (2,761,533)       (36,010)     217,668
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments:
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investments               (252,081)    (15,799,977)    (170,702,027)     1,019,481     (852,678)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on foreign currency
   transactions                                             (495)       (251,084)              --             --           --
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on futures transactions            --              --               --             --           --
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on options transactions            --              --               --             --           --
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized gain (loss) on
   investments and foreign currency
   denominated amounts                                  (107,742)      7,174,573       98,493,577       (453,688)     (53,339)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                            (360,318)     (8,876,488)     (72,208,450)       565,793     (906,017)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets resulting from
 operations                                            $(363,867)   $ (9,092,530)   $ (74,969,983)    $  529,783    $(688,349)
--------------------------------------------------------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $3,274 for Global Socially Responsive, $1,965 for Global Technology, $10,794 for Internet, $12,831 for Mergers and Acquisitions, $331 for Balanced, $5,532 for Managed and $67 for Strategic Allocation.
(2) Commencement of Operations.
(4) Includes $1,972 of credits earned under a custodian fee arrangement.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                   MONEY
      DOMESTIC HYBRID                              INCOME                          MARKET
                Strategic    Government                Tax-Exempt       Total      Money
  Managed       Allocation   Securities   High-Yield     Income         Return     Market
   Fund            Fund         Fund      Bond Fund       Fund           Fund       Fund
------------    ----------   -----------  -----------  ----------     ---------- -----------
                8/31/01(2)                                            8/31/01(2)
                 through                                               through
                 12/31/01                                              12/31/01
--------------------------------------------------------------------------------------------
$  3,304,150(1) $  52,400(1) $        --  $        --  $       --      $     --  $        --
--------------------------------------------------------------------------------------------
     153,018       10,740     10,925,509   10,930,406   1,498,060       183,486   13,599,944
--------------------------------------------------------------------------------------------
   3,457,168       63,140     10,925,509   10,930,406   1,498,060       183,486   13,599,944
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
   1,832,453       30,298        993,419      687,902     151,610        26,577    1,117,364
--------------------------------------------------------------------------------------------
     407,680        8,433        410,014      272,655      98,692         7,215           --
--------------------------------------------------------------------------------------------
     995,057       11,042        538,892      409,356      65,998        13,348           --
--------------------------------------------------------------------------------------------
      63,947        6,783        126,453      100,921      16,254         6,672           --
--------------------------------------------------------------------------------------------
     652,738       39,949        345,504      286,404      49,712        43,946      598,643
--------------------------------------------------------------------------------------------
     125,397       53,388         62,223       69,861      16,809(4)     13,608       55,974
--------------------------------------------------------------------------------------------
      41,045        2,028         32,343       22,072       5,583         2,055       56,614
--------------------------------------------------------------------------------------------
      67,480        1,753         46,192       30,178       8,403         1,613       90,224
--------------------------------------------------------------------------------------------
      32,868       11,380         32,736       31,810      30,984        11,401       39,089
--------------------------------------------------------------------------------------------
       3,003           87          2,398        1,486         885            81        5,137
--------------------------------------------------------------------------------------------
         772        4,333          8,262        9,505       2,999         4,363       19,283
--------------------------------------------------------------------------------------------
   4,222,440      169,474      2,598,436    1,922,150     447,929       130,879    1,982,328
--------------------------------------------------------------------------------------------
    (196,049)    (100,850)      (118,765)    (166,985)    (70,455)(4)   (66,896)          --
--------------------------------------------------------------------------------------------
   4,026,391       68,624      2,479,671    1,755,165     377,474        63,983    1,982,328
--------------------------------------------------------------------------------------------
    (569,223)      (5,484)     8,445,838    9,175,241   1,120,586       119,503   11,617,616
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
  (7,004,455)    (123,648)       702,036   (6,816,815)    168,756        (6,730)          --
--------------------------------------------------------------------------------------------

          --           --             --           --          --            --           --
--------------------------------------------------------------------------------------------
    (107,989)          --             --       (9,788)         --            --           --
--------------------------------------------------------------------------------------------
          --           --             --           --          --            --           --
--------------------------------------------------------------------------------------------

 (24,988,250)     862,864      1,993,794    3,113,821    (422,611)       72,096           --
--------------------------------------------------------------------------------------------

 (32,100,694)     739,216      2,695,830   (3,712,782)   (253,855)       65,366           --
--------------------------------------------------------------------------------------------

$(32,669,917)   $ 733,732    $11,141,668  $ 5,462,459  $  866,731      $184,869  $11,617,616
--------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                      Statements of Changes in Net Assets


                                                                                            AGGRESSIVE STOCK

                                                            Mid-Cap Growth Fund          Multi-Cap Growth Fund
                                                       -----------------------------  ---------------------------
                                                                     For the Period
                                                        Year Ended  October 31, 2000   Year Ended    Year Ended
                                                       December 31,      through      December 31,  December 31,
                                                           2001     December 31, 2000     2001          2000
                                                       ------------ ----------------- ------------  -------------
From operations:
 Net investment income (loss)                          $  (119,020)    $   (4,958)    $ (2,159,094) $  (3,118,975)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign
  currency transactions                                 (4,029,814)      (197,618)     (66,777,024)   (45,517,859)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options                --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments
  and foreign currency denominated amounts                 776,918        (74,853)      32,069,189    (52,724,179)
-------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from
  operations                                            (3,371,916)      (277,429)     (36,866,929)  (101,361,013)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
-------------------------------------------------------------------------------------------------------------------
 Net investment income, Class A                                 --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net investment income, Class B                                 --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net investment income, Class C                                 --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net investment income, Class Y                                 --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class A                      --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class B                      --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class C                      --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class Y                      --             --               --             --
-------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             --             --               --             --
-------------------------------------------------------------------------------------------------------------------
From capital share transactions:
-------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                             4,334,303      2,738,591       76,519,695    124,249,891
-------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                          2,806,272             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                  --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                        (1,359,346)      (298,940)     (87,703,987)   (50,871,891)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                      5,781,229      2,439,651      (11,184,292)    73,378,000
-------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                             3,570,153      1,538,460       14,100,119    105,286,532
-------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                          3,435,246             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                  --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                          (421,525)       (10,513)     (17,282,833)   (14,432,291)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                      6,583,874      1,527,947       (3,182,714)    90,854,241
-------------------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                             2,024,937      1,195,419        4,256,609     43,127,327
-------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                          1,043,941             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                  --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                          (249,658)       (25,834)      (8,784,797)    (9,641,268)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                      2,819,220      1,169,585       (4,528,188)    33,486,059
-------------------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------------------
 Shares sold                                                94,887        133,647          217,184        459,927
-------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                            112,112             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                  --             --               --             --
-------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                           (21,405)            --         (309,978)      (210,904)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                        185,594        133,647          (92,794)       249,023
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting from
 capital share transactions                             15,369,917      5,270,830      (18,987,988)   197,967,323
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 11,998,001      4,993,401      (55,854,917)    96,606,310
-------------------------------------------------------------------------------------------------------------------
Net assets:
-------------------------------------------------------------------------------------------------------------------
 Beginning of period                                   $ 4,993,401             --     $200,171,944  $ 103,565,634
-------------------------------------------------------------------------------------------------------------------
 End of period                                         $16,991,402     $4,993,401     $144,317,027  $ 200,171,944
-------------------------------------------------------------------------------------------------------------------

                                                               Small Company
                                                                Growth Fund
                                                       -----------------------------

                                                        Year Ended       Year Ended
                                                       December 31,     December 31,
                                                           2001             2000
                                                       ------------     ------------
From operations:
 Net investment income (loss)                          $ (1,447,092)    $ (1,222,941)
-------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign
  currency transactions                                  (2,307,024)       7,936,243
-------------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options                 --               --
-------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments
  and foreign currency denominated amounts                 (888,392)      (9,727,828)
-------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from
  operations                                             (4,642,508)      (3,014,526)
-------------------------------------------------------------------------------------
Distributions to shareholders from:
-------------------------------------------------------------------------------------
 Net investment income, Class A                                  --               --
-------------------------------------------------------------------------------------
 Net investment income, Class B                                  --               --
-------------------------------------------------------------------------------------
 Net investment income, Class C                                  --               --
-------------------------------------------------------------------------------------
 Net investment income, Class Y                                  --               --
-------------------------------------------------------------------------------------
 Net realized gains on investments Class A                 (286,964)      (2,522,195)
-------------------------------------------------------------------------------------
 Net realized gains on investments Class B                 (324,781)      (2,713,944)
-------------------------------------------------------------------------------------
 Net realized gains on investments Class C                  (72,446)        (612,344)
-------------------------------------------------------------------------------------
 Net realized gains on investments Class Y                  (67,416)        (655,756)
-------------------------------------------------------------------------------------
Total distributions to shareholders                        (751,607)      (6,504,239)
-------------------------------------------------------------------------------------
From capital share transactions:
-------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------
 Shares sold                                             41,589,544       40,598,676
-------------------------------------------------------------------------------------
 Shares exchanged due to merger                                  --               --
-------------------------------------------------------------------------------------
 Reinvestment of distributions                              313,704        2,420,851
-------------------------------------------------------------------------------------
 Shares redeemed                                        (38,456,997)(1)  (22,540,377)
-------------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                       3,446,251       20,479,150
-------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------
 Shares sold                                             12,423,173       25,471,316
-------------------------------------------------------------------------------------
 Shares exchanged due to merger                                  --               --
-------------------------------------------------------------------------------------
 Reinvestment of distributions                              305,225        2,580,036
-------------------------------------------------------------------------------------
 Shares redeemed                                         (6,535,674)      (5,440,618)
-------------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                       6,192,724       22,610,734
-------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------
 Shares sold                                              3,054,401        7,317,046
-------------------------------------------------------------------------------------
 Shares exchanged due to merger                                  --               --
-------------------------------------------------------------------------------------
 Reinvestment of distributions                               64,419          570,991
-------------------------------------------------------------------------------------
 Shares redeemed                                         (1,830,370)      (2,901,526)
-------------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                       1,288,450        4,986,511
-------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------
 Shares sold                                              2,051,879          966,990
-------------------------------------------------------------------------------------
 Shares exchanged due to merger                                  --               --
-------------------------------------------------------------------------------------
 Reinvestment of distributions                               59,632          643,841
-------------------------------------------------------------------------------------
 Shares redeemed                                         (1,809,003)        (990,256)
-------------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                         302,508          620,575
-------------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting from
 capital share transactions                              11,229,933       48,696,970
-------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   5,835,818       39,178,205
-------------------------------------------------------------------------------------
Net assets:
-------------------------------------------------------------------------------------
 Beginning of period                                   $ 91,950,584     $ 52,772,379
-------------------------------------------------------------------------------------
 End of period                                         $ 97,786,402     $ 91,950,584
-------------------------------------------------------------------------------------

(1) After reduction for redemption fees of $8,036 for Small Company Growth, $54,718 for Small Company Value and $50,503 for Capital Appreciation.
See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                     STOCK

    Small Company Value Fund        Capital Appreciation Fund     Deep Value Fund          Equity Fund
-------------------------------  ------------------------------  ----------------- --------------------------
                                                                  For the Period
 Year Ended        Year Ended     Year Ended       Year Ended      May 31, 2001     Year Ended    Year Ended
 December 31,     December 31,   December 31,     December 31,        through      December 31,  December 31,
    2001              2000           2001             2000       December 31, 2001     2001          2000
-------------     -------------  ------------     -------------  ----------------- ------------  ------------
$  (1,952,919)    $  (1,191,442) $ (2,281,209)    $  (2,213,513)    $    (1,896)   $ (2,084,035) $   (862,948)
--------------------------------------------------------------------------------------------------------------

      186,668        42,046,200   (50,945,445)       (1,656,086)         24,969     (16,843,291)    2,149,861
--------------------------------------------------------------------------------------------------------------
    1,273,054                --            --                --              --              --            --
--------------------------------------------------------------------------------------------------------------

   17,567,659       (22,297,575)   (3,353,811)      (36,512,349)        309,937     (11,981,965)  (23,637,322)
--------------------------------------------------------------------------------------------------------------

   17,074,462        18,557,183   (56,580,465)      (40,381,948)        333,010     (30,909,291)  (22,350,409)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --              --            --
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --              --            --
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --              --            --
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --              --            --
--------------------------------------------------------------------------------------------------------------
     (854,517)      (22,477,912)           --       (27,888,156)        (11,477)       (332,216)     (310,202)
--------------------------------------------------------------------------------------------------------------
     (649,198)      (16,076,329)           --        (9,797,087)        (13,426)       (316,513)     (363,973)
--------------------------------------------------------------------------------------------------------------
     (312,784)       (7,046,140)           --        (2,763,477)         (5,581)       (217,646)     (141,175)
--------------------------------------------------------------------------------------------------------------
      (26,391)         (109,746)           --           (72,516)           (468)         (5,690)       (3,525)
--------------------------------------------------------------------------------------------------------------
   (1,842,890)      (45,710,127)           --       (40,521,236)        (30,952)       (872,065)     (818,875)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  166,399,437       205,220,984    56,463,766       185,586,404       4,157,142      29,318,561    71,656,114
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --       3,874,405            --
--------------------------------------------------------------------------------------------------------------
      789,960        21,385,612            --        27,128,656          10,082         306,550       270,475
--------------------------------------------------------------------------------------------------------------
 (130,586,033)(1)  (175,008,466)  (67,981,075)(1)  (162,238,662)       (211,141)    (20,111,203)  (16,779,089)
--------------------------------------------------------------------------------------------------------------
   36,603,364        51,598,130   (11,517,309)       50,476,398       3,956,083      13,388,313    55,147,500
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   56,406,892        34,500,580    11,969,659        58,378,540       4,851,155      17,987,269    57,235,797
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --       3,329,945            --
--------------------------------------------------------------------------------------------------------------
      602,349        15,146,814            --         9,301,039          11,259         296,274       350,403
--------------------------------------------------------------------------------------------------------------
  (17,308,753)      (21,062,126)  (14,975,990)      (13,157,026)       (122,482)    (12,296,582)   (5,095,144)
--------------------------------------------------------------------------------------------------------------
   39,700,488        28,585,268    (3,006,331)       54,522,553       4,739,932       9,316,906    52,491,056
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   35,642,466        26,707,594     4,735,978        26,098,549       2,030,452      18,307,791    37,567,629
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --       1,221,444            --
--------------------------------------------------------------------------------------------------------------
      271,635         6,459,484            --         2,514,355           4,535         173,046       124,476
--------------------------------------------------------------------------------------------------------------
  (14,096,383)       (9,387,342)   (6,217,165)       (6,433,020)        (51,884)     (8,536,292)   (1,962,962)
--------------------------------------------------------------------------------------------------------------
   21,817,718        23,779,736    (1,481,187)       22,179,884       1,983,103      11,165,989    35,729,143
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    6,735,245           925,957       229,606           266,936         165,932         778,212       297,268
--------------------------------------------------------------------------------------------------------------
           --                --            --                --              --         109,021            --
--------------------------------------------------------------------------------------------------------------
       16,830           100,236            --            55,401             179           2,824         2,611
--------------------------------------------------------------------------------------------------------------
     (753,001)         (756,897)     (225,175)          (82,736)         (1,015)       (199,440)      (37,317)
--------------------------------------------------------------------------------------------------------------
    5,999,074           269,296         4,431           239,601         165,096         690,617       262,562
--------------------------------------------------------------------------------------------------------------

  104,120,644       104,232,430   (16,000,396)      127,418,436      10,844,214      34,561,825   143,630,261
--------------------------------------------------------------------------------------------------------------
  119,352,216        77,079,486   (72,580,861)       46,515,252      11,146,272       2,780,469   120,460,977
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
$ 346,657,437     $ 269,577,951  $275,369,491     $ 228,854,239              --    $142,336,108  $ 21,875,131
--------------------------------------------------------------------------------------------------------------
$ 466,009,653     $ 346,657,437  $202,788,630     $ 275,369,491     $11,146,272    $145,116,577  $142,336,108
--------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                                                      Equity Income Fund                Growth Fund
                                                  --------------------------  -------------------------------

                                                   Year Ended    Year Ended     Year Ended      Year Ended
                                                  December 31,  December 31,   December 31,    December 31,
                                                      2001          2000           2001            2000
                                                  ------------  ------------  --------------  ---------------
From operations:
 Net investment income (loss)                     $    870,265  $    937,286  $  (10,703,877) $   (14,682,750)
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and
  foreign currency transactions                      1,388,294    12,447,709     (83,193,650)      92,408,225
---------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options            --            --              --               --
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                              (19,976,569)   (7,473,234)   (190,734,496)    (282,341,802)
---------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting
  from operations                                  (17,718,010)    5,911,761    (284,632,023)    (204,616,327)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------------------------------------------------
 Net investment income, Class A                       (666,580)     (781,634)             --               --
---------------------------------------------------------------------------------------------------------------
 Net investment income, Class B                       (103,693)     (118,512)             --               --
---------------------------------------------------------------------------------------------------------------
 Net investment income, Class C                        (24,488)      (24,007)             --               --
---------------------------------------------------------------------------------------------------------------
 Net investment income, Class Y                         (3,792)       (1,609)             --               --
---------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class A          (1,329,955)  (10,031,022)             --     (100,537,418)
---------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class B            (653,291)   (4,248,880)             --      (71,757,514)
---------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class C            (138,603)     (854,440)             --      (25,049,795)
---------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class Y              (5,412)      (13,482)             --       (6,752,623)
---------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                 (2,925,814)  (16,073,586)             --     (204,097,350)
---------------------------------------------------------------------------------------------------------------
From capital share transactions:
---------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------
 Shares sold                                        53,228,657    25,634,241     440,866,174    1,114,127,587
---------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --              --               --
---------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                       1,897,220    10,221,485              --       97,912,311
---------------------------------------------------------------------------------------------------------------
 Shares redeemed                                   (57,533,572)  (45,538,830)   (511,525,534)  (1,249,952,292)
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                 (2,407,695)   (9,683,104)    (70,659,360)     (37,912,394)
---------------------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------------------
 Shares sold                                        10,403,060     7,506,229      72,136,450      153,325,469
---------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --              --               --
---------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                         692,097     4,071,478              --       68,595,533
---------------------------------------------------------------------------------------------------------------
 Shares redeemed                                    (7,100,781)  (13,095,338)   (100,359,502)    (154,855,531)
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                  3,994,376    (1,517,631)    (28,223,052)      67,065,471
---------------------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------------------
 Shares sold                                         3,299,676     3,815,794      42,836,772       90,800,131
---------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --              --               --
---------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                         148,140       830,958              --       24,201,974
---------------------------------------------------------------------------------------------------------------
 Shares redeemed                                    (2,463,018)   (4,979,671)    (46,996,427)    (104,043,331)
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                    984,798      (332,919)     (4,159,655)      10,958,774
---------------------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------------------
 Shares sold                                           247,787         6,572      10,293,880       27,211,188
---------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --              --               --
---------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                           4,708         3,045              --        6,275,250
---------------------------------------------------------------------------------------------------------------
 Shares redeemed                                       (24,185)      (28,276)    (15,911,406)     (39,526,223)
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                    228,310       (18,659)     (5,617,526)      (6,039,785)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting
 from capital share transactions                     2,799,789   (11,552,313)   (108,659,593)      34,072,066
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets            (17,844,035)  (21,714,138)   (393,291,616)    (374,641,611)
---------------------------------------------------------------------------------------------------------------
Net assets:
---------------------------------------------------------------------------------------------------------------
 Beginning of period                              $143,745,832  $165,459,970  $2,086,595,676  $ 2,461,237,287
---------------------------------------------------------------------------------------------------------------
 End of period                                    $125,901,797  $143,745,832  $1,693,304,060  $ 2,086,595,676
---------------------------------------------------------------------------------------------------------------

                                                    Growth and Income Fund
                                                  --------------------------

                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2001          2000
                                                  ------------  ------------
From operations:
 Net investment income (loss)                     $   (214,072) $   (263,822)
-----------------------------------------------------------------------------
 Net realized gain (loss) on investments and
  foreign currency transactions                     (1,691,388)    1,882,443
-----------------------------------------------------------------------------
 Net realized gain (loss) on futures and options        17,280        33,474
-----------------------------------------------------------------------------
 Net change in unrealized gain (loss) on
  investments and foreign currency
  denominated amounts                              (39,386,910)   (5,456,729)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets resulting
  from operations                                  (41,275,090)   (3,804,634)
-----------------------------------------------------------------------------
Distributions to shareholders from:
-----------------------------------------------------------------------------
 Net investment income, Class A                             --            --
-----------------------------------------------------------------------------
 Net investment income, Class B                             --            --
-----------------------------------------------------------------------------
 Net investment income, Class C                             --            --
-----------------------------------------------------------------------------
 Net investment income, Class Y                             --            --
-----------------------------------------------------------------------------
 Net realized gains on investments Class A            (371,461)           --
-----------------------------------------------------------------------------
 Net realized gains on investments Class B            (534,874)           --
-----------------------------------------------------------------------------
 Net realized gains on investments Class C             (99,868)           --
-----------------------------------------------------------------------------
 Net realized gains on investments Class Y             (57,472)           --
-----------------------------------------------------------------------------
Total distributions to shareholders                 (1,063,675)           --
-----------------------------------------------------------------------------
From capital share transactions:
-----------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------
 Shares sold                                        42,279,289    71,001,795
-----------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --
-----------------------------------------------------------------------------
 Reinvestment of distributions                         361,200            --
-----------------------------------------------------------------------------
 Shares redeemed                                   (38,286,400)  (40,758,378)
-----------------------------------------------------------------------------
 Net increase (decrease) -- Class A                  4,354,089    30,243,417
-----------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------
 Shares sold                                        36,639,870    63,871,689
-----------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --
-----------------------------------------------------------------------------
 Reinvestment of distributions                         500,105            --
-----------------------------------------------------------------------------
 Shares redeemed                                   (21,262,123)  (12,038,099)
-----------------------------------------------------------------------------
 Net increase (decrease) -- Class B                 15,877,852    51,833,590
-----------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------
 Shares sold                                        10,037,575    13,476,355
-----------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --
-----------------------------------------------------------------------------
 Reinvestment of distributions                          90,762            --
-----------------------------------------------------------------------------
 Shares redeemed                                    (6,297,999)   (4,513,937)
-----------------------------------------------------------------------------
 Net increase (decrease) -- Class C                  3,830,338     8,962,418
-----------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------
 Shares sold                                         1,338,106     1,247,524
-----------------------------------------------------------------------------
 Shares exchanged due to merger                             --            --
-----------------------------------------------------------------------------
 Reinvestment of distributions                          67,413            --
-----------------------------------------------------------------------------
 Shares redeemed                                    (2,766,168)   (1,521,008)
-----------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                 (1,360,649)     (273,484)
-----------------------------------------------------------------------------
Total increase (decrease) in net assets resulting
 from capital share transactions                    22,701,630    90,765,941
-----------------------------------------------------------------------------
Total increase (decrease) in net assets            (19,637,135)   86,961,307
-----------------------------------------------------------------------------
Net assets:
-----------------------------------------------------------------------------
 Beginning of period                              $258,142,802  $171,181,495
-----------------------------------------------------------------------------
 End of period                                    $238,505,667  $258,142,802
-----------------------------------------------------------------------------

(1) After reduction for redemption fees of $78,410 for International Growth.

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

         INTERNATIONAL                                                 SECTOR/SPECIALTY
   International Growth Fund     Global Financial Services Fund    Global Health Care Fund     Global Socially Responsive Fund
-------------------------------- -----------------------------  -----------------------------  ------------------------------
                                                                              For the Period                  For the Period
 Year Ended        Year Ended      Year Ended      Year Ended    Year Ended  October 31, 2000   Year Ended  September 29, 2000
December 31,      December 31,    December 31,    December 31,  December 31,      through      December 31,      through
    2001              2000            2001            2000          2001     December 31, 2000     2001     December 31, 2000
-------------     -------------  ------------     ------------  ------------ ----------------- ------------ ------------------
$    (532,304)    $    (928,377) $   186,404      $   192,860   $  (233,543)    $    (7,434)    $   (3,549)     $    3,009
------------------------------------------------------------------------------------------------------------------------------
  (18,579,407)        1,925,349    1,518,667          498,384    (1,322,229)       (357,524)      (252,576)            935
------------------------------------------------------------------------------------------------------------------------------
           --                --           --               --            --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
  (10,117,281)      (23,480,497)  (4,755,691)       5,543,490     1,018,753         194,496       (107,742)        (40,602)
------------------------------------------------------------------------------------------------------------------------------
  (29,228,992)      (22,483,525)  (3,050,620)       6,234,734      (537,019)       (170,462)      (363,867)        (36,658)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
           --                --     (118,443)        (106,062)           --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --                --      (26,013)         (31,786)           --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --                --       (7,872)          (7,598)           --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --                --      (83,421)         (65,744)           --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --        (1,966,676)    (428,249)        (272,186)           --              --         (3,829)             --
------------------------------------------------------------------------------------------------------------------------------
           --        (1,054,393)    (298,315)        (183,366)           --              --         (1,981)             --
------------------------------------------------------------------------------------------------------------------------------
           --          (296,953)     (64,776)         (33,257)           --              --           (901)             --
------------------------------------------------------------------------------------------------------------------------------
           --          (840,827)    (193,710)        (126,104)           --              --           (225)             --
------------------------------------------------------------------------------------------------------------------------------
           --        (4,158,849)  (1,220,799)        (826,103)           --              --         (6,936)             --
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
  340,854,188       198,239,069    3,787,716       16,733,864     5,981,355       4,931,452      1,198,911       1,118,327
------------------------------------------------------------------------------------------------------------------------------
    4,946,620                --           --               --            --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --         1,947,688      525,890          360,887            --              --          3,049              --
------------------------------------------------------------------------------------------------------------------------------
 (348,025,095)(1)  (193,711,550)  (4,381,526)      (9,184,061)   (2,278,764)       (353,902)       (55,498)           (807)
------------------------------------------------------------------------------------------------------------------------------
   (2,224,287)        6,475,207      (67,920)       7,910,690     3,702,591       4,577,550      1,146,462       1,117,520
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    4,772,914        13,964,945    3,958,614        6,346,206     6,194,321       3,696,031        655,716         600,863
------------------------------------------------------------------------------------------------------------------------------
    3,180,237                --           --               --            --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --         1,010,664      301,024          209,803            --              --          1,457              --
------------------------------------------------------------------------------------------------------------------------------
   (4,684,158)       (4,912,129)  (3,796,062)      (2,482,711)   (1,109,056)         (7,386)       (97,737)         (1,439)
------------------------------------------------------------------------------------------------------------------------------
    3,268,993        10,063,480      463,576        4,073,298     5,085,265       3,688,645        559,436         599,424
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   14,874,824        12,960,628    1,152,921        1,429,231     2,116,660       1,939,178        208,911         368,808
------------------------------------------------------------------------------------------------------------------------------
    2,893,979                --           --               --            --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --           262,570       68,385           39,170            --              --            269              --
------------------------------------------------------------------------------------------------------------------------------
  (14,649,080)       (9,394,928)    (792,028)        (539,142)     (667,212)        (27,529)       (42,575)            (13)
------------------------------------------------------------------------------------------------------------------------------
    3,119,723         3,828,270      429,278          929,259     1,449,448       1,911,649        166,605         368,795
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   21,179,793        26,182,173       56,004           95,964        98,756         300,783         34,273         123,620
------------------------------------------------------------------------------------------------------------------------------
      298,492                --           --               --            --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
           --           840,825      276,909          191,847       (85,642)             --             62              --
------------------------------------------------------------------------------------------------------------------------------
  (22,381,247)      (21,554,741)     (27,554)         (46,116)           --              --         (1,434)        (23,132)
------------------------------------------------------------------------------------------------------------------------------
     (902,962)        5,468,257      305,359          241,695        13,114         300,783         32,901         100,488
------------------------------------------------------------------------------------------------------------------------------

    3,261,467        25,835,214    1,130,293       13,154,942    10,250,418      10,478,627      1,905,404       2,186,227
------------------------------------------------------------------------------------------------------------------------------
  (25,967,525)         (807,160)  (3,141,126)      18,563,573     9,713,399      10,308,165      1,534,601       2,149,569
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
$ 104,603,829     $ 105,410,989  $34,598,761      $16,035,188   $10,308,165     $        --     $2,149,569      $       --
------------------------------------------------------------------------------------------------------------------------------
$  78,636,304     $ 104,603,829  $31,457,635      $34,598,761   $20,021,564     $10,308,165     $3,684,170      $2,149,569
------------------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.


                                                                      Global Technology                 Internet Fund
                                                               ------------------------------  -------------------------------
                                                                              For the Period
                                                                Year Ended     June 30, 2000    Year Ended        Year Ended
                                                               December 31,       through      December 31,      December 31,
                                                                   2001      December 31, 2000     2001              2000
                                                               ------------  ----------------- -------------     -------------
From operations:
 Net investment income (loss)                                  $   (216,042)   $   (245,069)   $  (2,761,533)    $  (7,630,429)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  transactions                                                  (16,051,061)     (6,877,404)    (170,702,027)      (75,618,111)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options                         --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                            7,174,573      (7,900,648)      98,493,577      (178,028,724)
--------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations     (9,092,530)    (15,023,121)     (74,969,983)     (261,277,264)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class A                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class B                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class C                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class Y                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class A                               --              --               --          (556,961)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class B                               --              --               --          (548,944)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class C                               --              --               --          (189,828)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class Y                               --              --               --            (5,325)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                      --              --               --        (1,301,058)
--------------------------------------------------------------------------------------------------------------------------------
From capital share transactions:
--------------------------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        682,728      21,850,723      115,726,611       206,744,935
--------------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                           --              --               --           520,467
--------------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                 (2,106,487)     (3,676,772)    (126,881,239)(1)  (126,020,306)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                              (1,423,759)     18,173,951      (11,154,628)       81,245,096
--------------------------------------------------------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        896,440      13,145,371       13,857,227       147,791,260
--------------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                           --              --               --           510,723
--------------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                 (1,357,326)     (1,220,522)     (20,836,122)      (44,376,772)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                                (460,886)     11,924,849       (6,978,895)      103,925,211
--------------------------------------------------------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                        178,840       4,630,870        3,527,676        54,730,952
--------------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                           --              --               --           174,439
--------------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                   (589,549)       (573,820)      (9,270,956)      (20,074,084)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                                (410,709)      4,057,050       (5,743,280)       34,831,307
--------------------------------------------------------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                         39,611       1,036,745          409,366           742,918
--------------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                          --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                           --              --               --             4,373
--------------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                    (87,245)       (391,132)        (343,992)         (841,836)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                                 (47,634)        645,613           65,374           (94,545)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting from capital
 share transactions                                              (2,342,988)     34,801,463      (23,811,429)      219,907,069
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (11,435,518)     19,778,342      (98,781,412)      (42,671,253)
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
--------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                           $ 19,778,342              --    $ 220,616,273       263,287,526
--------------------------------------------------------------------------------------------------------------------------------
 End of period                                                 $  8,342,824    $ 19,778,342    $ 121,834,861     $ 220,616,273
--------------------------------------------------------------------------------------------------------------------------------

                                                                  Mergers and
                                                               Acquisitions Fund
                                                               -----------------
                                                                For the Period
                                                               February 28, 2001
                                                                    through
                                                               December 31, 2001
                                                               -----------------
From operations:
 Net investment income (loss)                                     $   (36,010)
--------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  transactions                                                      1,019,481
--------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options                           --
--------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                               (453,688)
--------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations          529,783
--------------------------------------------------------------------------------
Distributions to shareholders from:
--------------------------------------------------------------------------------
 Net investment income, Class A                                            --
--------------------------------------------------------------------------------
 Net investment income, Class B                                            --
--------------------------------------------------------------------------------
 Net investment income, Class C                                            --
--------------------------------------------------------------------------------
 Net investment income, Class Y                                            --
--------------------------------------------------------------------------------
 Net realized gains on investments Class A                           (278,747)
--------------------------------------------------------------------------------
 Net realized gains on investments Class B                           (245,144)
--------------------------------------------------------------------------------
 Net realized gains on investments Class C                           (133,997)
--------------------------------------------------------------------------------
 Net realized gains on investments Class Y                             (8,331)
--------------------------------------------------------------------------------
Total distributions to shareholders                                  (666,219)
--------------------------------------------------------------------------------
From capital share transactions:
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
 Shares sold                                                       26,200,997
--------------------------------------------------------------------------------
 Shares exchanged due to merger                                            --
--------------------------------------------------------------------------------
 Reinvestment of distributions                                        235,061
--------------------------------------------------------------------------------
 Shares redeemed                                                   (2,519,959)
--------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                                23,916,099
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
 Shares sold                                                       22,270,189
--------------------------------------------------------------------------------
 Shares exchanged due to merger                                            --
--------------------------------------------------------------------------------
 Reinvestment of distributions                                        215,716
--------------------------------------------------------------------------------
 Shares redeemed                                                   (1,217,243)
--------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                                21,268,662
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
 Shares sold                                                       12,541,890
--------------------------------------------------------------------------------
 Shares exchanged due to merger                                            --
--------------------------------------------------------------------------------
 Reinvestment of distributions                                        106,467
--------------------------------------------------------------------------------
 Shares redeemed                                                   (1,076,719)
--------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                                11,571,638
--------------------------------------------------------------------------------
Class Y
--------------------------------------------------------------------------------
 Shares sold                                                          802,740
--------------------------------------------------------------------------------
 Shares exchanged due to merger                                            --
--------------------------------------------------------------------------------
 Reinvestment of distributions                                          2,097
--------------------------------------------------------------------------------
 Shares redeemed                                                      (87,082)
--------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                                   717,755
--------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting from capital
 share transactions                                                57,474,154
--------------------------------------------------------------------------------
Total increase (decrease) in net assets                            57,337,718
--------------------------------------------------------------------------------
Net assets:
--------------------------------------------------------------------------------
 Beginning of period                                                       --
--------------------------------------------------------------------------------
 End of period                                                    $57,337,718
--------------------------------------------------------------------------------

(1) After reduction for redemption fees of $6,137 for Internet and $45,625 for Government Securities.
See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                                DOMESTIC HYBRID

      Balanced Fund                 Managed Fund         Strategic Allocation Fund   Government Securities Fund
------------------------    ---------------------------  ------------------------- ------------------------------

 Year Ended     Year Ended   Year Ended    Year Ended         For the Period        Year Ended        Year Ended
 December 31,  December 31, December 31,  December 31,    August 31, 2001 through  December 31,      December 31,
    2001           2000         2001          2000           December 31, 2001         2001              2000
------------   ------------ ------------  -------------  ------------------------- -------------     ------------

 $   217,668   $   170,653  $   (569,223) $   1,939,555         $    (5,484)       $   8,445,838     $  6,572,327
------------------------------------------------------------------------------------------------------------------
   (852,678).     (625,866)   (7,004,455)     3,442,007            (123,648)             702,036          203,269
------------------------------------------------------------------------------------------------------------------
         --             --      (107,989)            --                  --                   --               --
------------------------------------------------------------------------------------------------------------------

    (53,339)       467,578   (24,988,250)    (7,921,421)            862,864            1,993,794        5,661,431
------------------------------------------------------------------------------------------------------------------
   (688,349)        12,365   (32,669,917)    (2,539,859)            733,732           11,141,668       12,437,027
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   (119,094)       (96,078)           --       (876,123)                 --           (4,727,725)      (4,017,852)
------------------------------------------------------------------------------------------------------------------
    (74,483)       (55,454)           --       (315,085)                 --           (2,487,346)      (1,806,487)
------------------------------------------------------------------------------------------------------------------
    (22,530)       (17,196)           --        (18,460)                 --             (580,096)        (335,717)
------------------------------------------------------------------------------------------------------------------
     (2,050)        (1,931)           --       (730,343)                 --             (427,568)        (412,271)
------------------------------------------------------------------------------------------------------------------
         --        (49,969)           --    (12,967,163)            (17,236)                  --               --
------------------------------------------------------------------------------------------------------------------
         --        (46,871)           --    (13,963,718)            (10,952)                  --               --
------------------------------------------------------------------------------------------------------------------
         --         (9,274)           --       (958,646)             (6,385)                  --               --
------------------------------------------------------------------------------------------------------------------
         --           (995)           --     (7,340,530)             (2,661)                  --               --
------------------------------------------------------------------------------------------------------------------
   (218,157)      (277,768)           --    (37,170,068)            (37,234)          (8,222,735)      (6,572,327)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  2,604,783      5,253,260    14,379,140     19,298,788           9,970,028          120,147,474       69,525,042
------------------------------------------------------------------------------------------------------------------
         --             --            --             --                  --                   --               --
------------------------------------------------------------------------------------------------------------------
    110,907        120,527            --     13,230,579              12,356            3,760,875        3,280,499
------------------------------------------------------------------------------------------------------------------
 (1,579,241)    (2,741,798)  (24,304,583)   (58,263,385)         (2,243,788)        (112,500,346)(1)  (68,995,510)
------------------------------------------------------------------------------------------------------------------
  1,136,449      2,631,989    (9,925,443)   (25,734,018)          7,738,596           11,408,003        3,810,031
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  3,345,092      3,401,016    11,242,700     12,086,841           5,191,519           35,380,077       13,543,513
------------------------------------------------------------------------------------------------------------------
         --             --            --             --                  --                   --               --
------------------------------------------------------------------------------------------------------------------
     70,837         97,375            --     13,814,351               9,122            2,061,517        1,492,485
------------------------------------------------------------------------------------------------------------------
 (1,590,676)    (1,403,968)  (16,262,285)   (47,535,622)            (40,486)         (12,749,327)     (12,254,421)
------------------------------------------------------------------------------------------------------------------
  1,825,253      2,094,423    (5,019,585)   (21,634,430)          5,160,155           24,692,267        2,781,577
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  1,136,843      1,398,963     1,588,220      2,052,171           3,081,957           14,365,713        5,883,935
------------------------------------------------------------------------------------------------------------------
         --             --            --             --                  --                   --               --
------------------------------------------------------------------------------------------------------------------
     19,954         22,345            --        962,332               4,079              444,998          279,699
------------------------------------------------------------------------------------------------------------------
   (707,291)      (260,137)   (2,471,671)    (4,515,321)            (10,607)          (6,880,496)      (3,353,196)
------------------------------------------------------------------------------------------------------------------
    449,506      1,161,171      (883,451)    (1,500,818)          3,075,429            7,930,215        2,810,438
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      9,895            206     4,228,267      4,736,687           1,198,910              779,165          941,576
------------------------------------------------------------------------------------------------------------------
         --             --            --             --                  --                   --               --
------------------------------------------------------------------------------------------------------------------
          5             43            --      8,070,873               2,340              418,871          410,629
------------------------------------------------------------------------------------------------------------------
     (1,409)            --    (9,407,066)   (30,844,484)               (106)            (853,854)        (727,849)
------------------------------------------------------------------------------------------------------------------
      8,491            249    (5,178,799)   (18,036,924)          1,201,144              344,182          624,356
------------------------------------------------------------------------------------------------------------------

  3,419,699      5,887,832   (21,007,278)   (66,906,190)         17,175,324           44,374,667       10,026,402
------------------------------------------------------------------------------------------------------------------
  2,513,193      5,622,429   (53,677,195)  (106,616,117)         17,871,822           47,293,600       15,891,102
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
$15,787,056    $10,164,627  $278,048,149  $ 384,664,266         $        --        $ 138,201,166     $122,310,064
------------------------------------------------------------------------------------------------------------------
$18,300,249    $15,787,056  $224,370,954  $ 278,048,149         $17,871,822        $ 185,494,766     $138,201,166
------------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                      Statements of Changes in Net Assets

                                                                                                 High-Yield Bond Fund
                                                                                              --------------------------

                                                                                               Year Ended    Year Ended
                                                                                              December 31,  December 31,
                                                                                                  2001          2000
                                                                                              ------------  ------------
From operations:
 Net investment income (loss)                                                                 $  9,175,241  $  8,665,205
-------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency transactions                      (6,816,815)   (3,993,294)
-------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on futures and options                                                    (9,788)           --
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and foreign currency denominated amounts    3,113,821    (7,861,427)
-------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations                                     5,462,459    (3,189,516)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
-------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class A                                                                 (5,008,569)   (5,178,683)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class B                                                                 (3,154,670)   (2,825,669)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class C                                                                   (771,235)     (553,940)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income, Class Y                                                                   (240,767)     (106,913)
-------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class A                                                              --            --
-------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class B                                                              --            --
-------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class C                                                              --            --
-------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments Class Y                                                              --            --
-------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                             (9,175,241)   (8,665,205)
-------------------------------------------------------------------------------------------------------------------------
From capital share transactions:
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                    57,013,831    17,632,107
-------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                                                         --            --
-------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                                                   4,204,557     3,905,073
-------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                                               (50,028,663)  (24,011,508)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class A                                                             11,189,725    (2,474,328)
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                    22,041,854     8,715,915
-------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                                                         --            --
-------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                                                   2,290,018     2,084,352
-------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                                                (8,015,037)  (10,830,721)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class B                                                             16,316,835       (30,454)
-------------------------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                    13,432,682     4,804,010
-------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                                                         --            --
-------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                                                     537,765       431,063
-------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                                                (6,756,056)   (4,296,259)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class C                                                              7,214,391       938,814
-------------------------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------------------------
 Shares sold                                                                                     3,727,721        78,821
-------------------------------------------------------------------------------------------------------------------------
 Shares exchanged due to merger                                                                         --            --
-------------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                                                     205,386       106,905
-------------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                                                  (444,439)     (410,463)
-------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) -- Class Y                                                              3,488,668      (224,737)
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets resulting from capital share transactions               38,209,619    (1,790,705)
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                         34,496,837   (13,645,426)
-------------------------------------------------------------------------------------------------------------------------
Net assets:
-------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                          $ 95,085,784  $108,731,210
-------------------------------------------------------------------------------------------------------------------------
 End of period                                                                                $129,582,621  $ 95,085,784
-------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

          INCOME                                        MONEY MARKET
  Tax-Exempt Income Fund   Total Return Fund          Money Market Fund
  ----------------------   ----------------- ----------------------------------
                            For the Period
 Year Ended    Year Ended   August 31, 2001
December 31,  December 31,      through         Year Ended        Year Ended
    2001          2000     December 31, 2001 December 31, 2001 December 31, 2000
------------  ------------ ----------------- ----------------- -----------------
$  1,120,586  $ 1,132,098     $   119,503     $    11,617,616   $    14,939,285
--------------------------------------------------------------------------------
     168,756     (140,295)         (6,730)                 --                --
--------------------------------------------------------------------------------
          --           --              --                  --                --
--------------------------------------------------------------------------------
    (422,611)   1,787,522          72,096                  --                --
--------------------------------------------------------------------------------
     866,731    2,779,325         184,869          11,617,616        14,939,285
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    (846,427)    (869,442)        (51,206)         (9,936,204)      (12,937,990)
--------------------------------------------------------------------------------
    (217,400)    (209,565)        (35,606)         (1,255,866)       (1,408,595)
--------------------------------------------------------------------------------
     (53,389)     (50,893)        (17,391)           (316,995)         (447,086)
--------------------------------------------------------------------------------
      (3,370)      (2,200)        (17,126)           (108,551)         (145,614)
--------------------------------------------------------------------------------
          --           --         (49,985)                 --                --
--------------------------------------------------------------------------------
          --           --         (43,431)                 --                --
--------------------------------------------------------------------------------
          --           --         (18,771)                 --                --
--------------------------------------------------------------------------------
          --           --         (10,851)                 --                --
--------------------------------------------------------------------------------
  (1,120,586)  (1,132,100)       (244,367)        (11,617,616)      (14,939,285)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  27,523,028    4,517,107       7,774,478       1,080,795,303     1,688,696,593
--------------------------------------------------------------------------------
          --           --              --                  --                --
--------------------------------------------------------------------------------
     614,698      669,604          91,602           9,276,295        11,801,031
--------------------------------------------------------------------------------
 (28,206,457)  (5,867,925)       (846,487)     (1,110,793,783)   (1,632,676,402)
--------------------------------------------------------------------------------
     (68,731)    (681,214)      7,019,593         (20,722,185)       67,821,222
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   3,219,217    2,591,713       6,286,486          61,258,138        51,366,824
--------------------------------------------------------------------------------
          --           --              --                  --                --
--------------------------------------------------------------------------------
     134,027      146,156          69,101           1,173,030         1,307,209
--------------------------------------------------------------------------------
  (3,003,840)  (2,076,570)       (185,673)        (46,482,551)      (57,440,289)
--------------------------------------------------------------------------------
     349,404      661,299       6,169,914          15,948,617        (4,766,256)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     688,463      446,535       3,015,705          39,136,728        36,977,615
--------------------------------------------------------------------------------
          --           --              --                  --                --
--------------------------------------------------------------------------------
      47,302       48,270          27,715             304,784           408,633
--------------------------------------------------------------------------------
    (478,936)    (701,008)        (54,539)        (37,518,407)      (35,973,263)
--------------------------------------------------------------------------------
     256,829     (206,203)      2,988,881           1,923,105         1,412,985
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     226,155          495       1,509,663           2,534,486         5,303,896
--------------------------------------------------------------------------------
          --           --              --                  --                --
--------------------------------------------------------------------------------
       1,198            8          24,296             108,490           139,988
--------------------------------------------------------------------------------
    (196,928)     (15,916)        (42,602)         (2,148,428)       (6,255,345)
--------------------------------------------------------------------------------
      30,425      (15,413)      1,491,357             494,548          (811,461)
--------------------------------------------------------------------------------
     567,927     (241,531)     17,669,745          (2,355,915)       63,656,490
--------------------------------------------------------------------------------
     314,072    1,405,694      17,610,247          (2,355,915)       63,656,490
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$ 30,516,004  $29,110,310              --     $   311,695,667   $   248,039,177
--------------------------------------------------------------------------------
$ 30,830,076  $30,516,004     $17,610,247     $   309,339,750   $   311,695,667
--------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise Mid-Cap Growth Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                         Year Ended         10/31/00
Enterprise Mid-Cap Growth Fund (Class A)                                              December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  8.73          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.07)/F/        (0.04)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (3.54)           (1.23)
                                                                                           -------          -------
Total from Investment Operations                                                             (3.61)           (1.27)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  5.12          $  8.73
                                                                                           =======          =======
Total Return/C/                                                                             (41.35)%         (12.70)%/B/
Net Assets End of Period (in thousands)                                                    $ 6,749          $ 2,336
Ratio of Expenses to Average Net Assets                                                       1.60%            1.60%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.06%           15.21%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (1.26)%          (0.74)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.73)%         (14.35)%/A/
Portfolio Turnover Rate                                                                        174%              17%

                                                                                                         For the Period
                                                                                         Year Ended         10/31/00
Enterprise Mid-Cap Growth Fund (Class B)                                              December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  8.73          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.10)/F/        (0.09)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (3.54)           (1.18)
                                                                                           -------          -------
Total from Investment Operations                                                             (3.64)           (1.27)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  5.09          $  8.73
                                                                                           =======          =======
Total Return/D/                                                                             (41.70)%         (12.70)%/B/
Net Assets End of Period (in thousands)                                                    $ 6,870          $ 1,429
Ratio of Expenses to Average Net Assets                                                       2.15%            2.15%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.61%           15.76%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (1.81)%          (1.30)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (3.28)%         (14.91)%/A/
Portfolio Turnover Rate                                                                        174%              17%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                        For the Period
                                                                                                           10/31/00
                                                                                         Year Ended        through
Enterprise Mid-Cap Growth Fund (Class C)                                              December 31, 2001    12/31/00
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  8.71         $ 10.00
                                                                                           -------         -------
Net Investment Income (Loss)                                                                 (0.10)/F/       (0.08)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (3.52)          (1.21)
                                                                                           -------         -------
Total from Investment Operations                                                             (3.62)          (1.29)
                                                                                           -------         -------
Dividends from Net Investment Income                                                            --              --
Distributions from Capital Gains                                                                --              --
                                                                                           -------         -------
Total Distributions                                                                             --              --
                                                                                           -------         -------
Net Asset Value End of Period                                                              $  5.09         $  8.71
                                                                                           =======         =======
Total Return/D/                                                                             (41.56)%        (12.90)%/B/
Net Assets End of Period (in thousands)                                                    $ 3,131         $ 1,111
Ratio of Expenses to Average Net Assets                                                       2.15%           2.15%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.61%          15.76%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (1.81)%         (1.31)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (3.28)%        (14.92)/A/
Portfolio Turnover Rate                                                                        174%             17%

                                                                                                        For the Period
                                                                                                           10/31/00
                                                                                         Year Ended        through
Enterprise Mid-Cap Growth Fund (Class Y)                                              December 31, 2001    12/31/00
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  8.74         $ 10.00
                                                                                           -------         -------
Net Investment Income (Loss)                                                                 (0.04)/F/       (0.02)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (3.55)          (1.24)
                                                                                           -------         -------
Total from Investment Operations                                                             (3.59)          (1.26)
                                                                                           -------         -------
Dividends from Net Investment Income                                                            --              --
Distributions from Capital Gains                                                                --              --
                                                                                           -------         -------
Total Distributions                                                                             --              --
                                                                                           -------         -------
Net Asset Value End of Period                                                              $  5.15         $  8.74
                                                                                           =======         =======
Total Return                                                                                (41.08)%        (12.60)%/B/
Net Assets End of Period (in thousands)                                                    $   241         $   117
Ratio of Expenses to Average Net Assets                                                       1.15%           1.15%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.61%          14.76%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (0.81)%         (0.32)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.28)%        (13.93)%/A/
Portfolio Turnover Rate                                                                        174%             17%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Multi-Cap Growth Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                       December 31,        For the Period
                                                                  -------------------          7/1/99
Enterprise Multi-Cap Growth Fund (Class A)                         2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  9.56     $ 13.74         $  5.00
                                                                  -------     -------         -------
Net Investment Income (Loss)                                        (0.08)/F/   (0.14)/F/       (0.05)/F/
Net Realized and Unrealized Gain (Loss) on Investments              (1.58)      (4.04)           9.00
                                                                  -------     -------         -------
Total from Investment Operations                                    (1.66)      (4.18)           8.95
                                                                  -------     -------         -------
Dividends from Net Investment Income                                   --          --              --
Distributions from Capital Gains                                       --          --           (0.21)
                                                                  -------     -------         -------
Total Distributions                                                    --          --           (0.21)
                                                                  -------     -------         -------
Net Asset Value End of Period                                     $  7.90     $  9.56         $ 13.74
                                                                  =======     =======         =======
Total Return/C/                                                    (17.36)%    (30.42)%        179.26%/B/
Net Assets End of Period (in thousands)                           $55,095     $81,279         $49,206
Ratio of Expenses to Average Net Assets                              1.85%       1.85%           1.85%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.02%       1.92%           2.43%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.98)%     (1.10)%         (1.06)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (1.15)%     (1.16)%         (1.64)%/A/
Portfolio Turnover Rate                                               105%        127%             32%

                                                                        Year Ended
                                                                       December 31,        For the Period
                                                                  -------------------          7/1/99
Enterprise Multi-Cap Growth Fund (Class B)                         2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  9.49     $ 13.70         $  5.00
                                                                  -------     -------         -------
Net Investment Income (Loss)                                        (0.12)/F/   (0.21)/F/       (0.07)/F/
Net Realized and Unrealized Gain (Loss) on Investments              (1.58)      (4.00)           8.98
                                                                  -------     -------         -------
Total from Investment Operations                                    (1.70)      (4.21)           8.91
                                                                  -------     -------         -------
Dividends from Net Investment Income                                   --          --              --
Distributions from Capital Gains                                       --          --           (0.21)
                                                                  -------     -------         -------
Total Distributions                                                    --          --           (0.21)
                                                                  -------     -------         -------
Net Asset Value End of Period                                     $  7.79     $  9.49         $ 13.70
                                                                  =======     =======         =======
Total Return/D/                                                    (17.91)%    (30.73)%        178.45%/B/
Net Assets End of Period (in thousands)                           $68,173     $87,458         $39,854
Ratio of Expenses to Average Net Assets                              2.40%       2.40%           2.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.57%       2.47%           2.90%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.54)%     (1.63)%         (1.64)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (1.71)%     (1.70)%         (2.14)%/A/
Portfolio Turnover Rate                                               105%        127%             32%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended         For the Period
                                                                       December 31,            7/1/99
                                                                  -------------------     through 12/31/99
Enterprise Multi-Cap Growth Fund (Class C)                         2001        2000       ----------------
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  9.48     $ 13.70         $  5.00
                                                                  -------     -------         -------
Net Investment Income (Loss)                                        (0.12)/F/   (0.21)/F/       (0.07)/F/
Net Realized and Unrealized Gain (Loss) on Investments              (1.58)      (4.01)           8.98
                                                                  -------     -------         -------
Total from Investment Operations                                    (1.70)      (4.22)           8.91
                                                                  -------     -------         -------
Dividends from Net Investment Income                                   --          --              --
Distributions from Capital Gains                                       --          --           (0.21)
                                                                  -------     -------         -------
Total Distributions                                                    --          --           (0.21)
                                                                  -------     -------         -------
Net Asset Value End of Period                                     $  7.78     $  9.48         $ 13.70
                                                                  =======     =======         =======
Total Return/D/                                                    (17.93)%    (30.80)%        178.46%/B/
Net Assets End of Period (in thousands)                           $20,646     $30,826         $13,864
Ratio of Expenses to Average Net Assets                              2.40%       2.40%           2.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.57%       2.47%           2.92%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.53)%     (1.63)%         (1.62)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
  (Excluding Reimbursement)                                         (1.70)%     (1.70)%         (2.14)%/A/
Portfolio Turnover Rate                                               105%        127%             32%

                                                                         Year Ended
                                                                        December 31,        For the Period
                                                                  --------------------          7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)                          2001        2000       through 12/31/99
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                  $9.62     $ 13.76         $  5.00
                                                                  --------     -------         -------
Net Investment Income (Loss)                                         (0.04)/F/   (0.09)/F/       (0.02)/F/
Net Realized and Unrealized Gain (Loss) on Investments               (1.60)      (4.05)           8.99
                                                                  --------     -------         -------
Total from Investment Operations                                     (1.64)      (4.14)           8.97
                                                                  --------     -------         -------
Dividends from Net Investment Income                                    --          --              --
Distributions from Capital Gains                                        --          --           (0.21)
                                                                  --------     -------         -------
Total Distributions                                                     --          --           (0.21)
                                                                  --------     -------         -------
Net Asset Value End of Period                                      $  7.98     $  9.62         $ 13.76
                                                                  ========     =======         =======
Total Return                                                        (17.05)%    (30.09)%        179.66%/B/
Net Assets End of Period (in thousands)                           $    403     $   609         $   641
Ratio of Expenses to Average Net Assets                               1.40%       1.40%           1.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)     1.57%       1.46%           2.42%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.53)%     (0.67)%         (0.51)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
  (Excluding Reimbursement)                                          (0.70)%     (0.73)%         (1.54)%/A/
Portfolio Turnover Rate                                                105%        127%             32%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Small Company Growth Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                            Year Ended December 31,             For the Period From
Enterprise Small Company                         ------------------------------------------           10/1/97
Growth Fund (Class A)                             2001        2000        1999        1998       through 12/31/97
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 30.90     $ 33.26     $ 22.44     $23.39           $ 26.61
                                                 -------     -------     -------     ------           -------
Net Investment Income (Loss)                       (0.39)/F/   (0.43)/F/   (0.35)/F/  (0.32)/F/         (0.40)
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (1.40)       0.44       11.17      (0.63)            (2.27)
                                                 -------     -------     -------     ------           -------
Total from Investment Operations                   (1.79)       0.01       10.82      (0.95)            (2.67)
                                                 -------     -------     -------     ------           -------
Dividends from Net Investment Income                  --          --          --         --                --
Distributions from Capital Gains                   (0.22)      (2.37)         --         --             (0.55)
                                                 -------     -------     -------     ------           -------
Total Distributions                                (0.22)      (2.37)         --         --             (0.55)
                                                 -------     -------     -------     ------           -------
Redemption Fees                                     0.01          --          --         --                --
                                                 -------     -------     -------     ------           -------
Net Asset Value End of Period                    $ 28.90     $ 30.90     $ 33.26     $22.44           $ 23.39
                                                 =======     =======     =======     ======           =======
Total Return/C/                                    (5.72)%      0.55%      48.22%     (4.06)%          (10.04)%/B/
Net Assets End of Period (in thousands)          $37,413     $35,921     $19,024     $8,194           $ 4,861
Ratio of Expenses to Average Net Assets             1.85%       1.85%       1.85%      1.85%             1.85%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.01%       1.98%       2.29%      2.66%             2.38%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (1.40)%     (1.26)%     (1.38)%    (1.43)%           (1.56)%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)              (1.56)%     (1.39)%     (1.82)%    (2.24)%           (2.09)%/A/
Portfolio Turnover Rate                               42%         53%         62%       151%               24%/A/


                                                 For the Period
Enterprise Small Company                             7/17/97
Growth Fund (Class A)                            through 9/30/97
----------------------------------------------------------------
Net Asset Value Beginning of Period                  $24.54
                                                     ------
Net Investment Income (Loss)                          (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                           2.12
                                                     ------
Total from Investment Operations                       2.07
                                                     ------
Dividends from Net Investment Income                     --
Distributions from Capital Gains                         --
                                                     ------
Total Distributions                                      --
                                                     ------
Redemption Fees                                          --
                                                     ------
Net Asset Value End of Period                        $26.61
                                                     ======
Total Return/C/                                        8.44%/B/
Net Assets End of Period (in thousands)              $2,102
Ratio of Expenses to Average Net Assets                1.85%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                             4.48%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           (1.61)%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                 (4.25)%/A/
Portfolio Turnover Rate                                 158%/A/



                                                      Year Ended December 31,             For the Period From For the Period
Enterprise Small Company                   ------------------------------------------           10/1/97           7/17/97
Growth Fund (Class B)                       2001        2000        1999        1998       through 12/31/97   through 9/30/97
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period        $ 30.11     $ 32.62     $ 22.13     $23.33           $ 26.58           $24.54
                                           -------     -------     -------     ------           -------           ------
Net Investment Income (Loss)                 (0.53)/F/   (0.61)/F/   (0.48)/F/  (0.41)/F/         (0.47)           (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                 (1.34)       0.47       10.97      (0.79)            (2.23)            2.09
                                           -------     -------     -------     ------           -------           ------
Total from Investment Operations             (1.87)      (0.14)      10.49      (1.20)            (2.70)            2.04
                                           -------     -------     -------     ------           -------           ------
Dividends from Net Investment Income            --          --          --         --                --               --
Distributions from Capital Gains             (0.22)      (2.37)         --         --             (0.55)              --
                                           -------     -------     -------     ------           -------           ------
Total Distributions                          (0.22)      (2.37)         --         --             (0.55)              --
                                           -------     -------     -------     ------           -------           ------
Net Asset Value End of Period              $ 28.02     $ 30.11     $ 32.62     $22.13           $ 23.33           $26.58
                                           =======     =======     =======     ======           =======           ======
Total Return/D/                              (6.17)%      0.10%      47.40%     (5.14)%          (10.16)%/B/        8.31%/B/
Net Assets End of Period (in thousands)    $41,749     $38,084     $19,798     $8,760           $ 2,842           $1,099
Ratio of Expenses to Average Net Assets       2.40%       2.40%       2.40%      2.40%             2.40%/A/         2.40%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                    2.56%       2.53%       2.84%      3.24%             2.93%/A/         5.52%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                          (1.95)%     (1.81)%     (1.93)%    (1.94)%           (2.11)%/A/       (2.18)%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                              (2.11)%     (1.94)%     (2.37)%    (2.78)%           (2.64)%/A/       (5.29)%/A/
Portfolio Turnover Rate                         42%         53%         62%       151%               24%/A/          158%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                 Year Ended December 31,           For the Period From
Enterprise Small Company                               ---------------------------------------          10/1/97
Growth Fund (Class C)                                   2001       2000       1999       1998       through 12/31/97
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $30.21     $32.73     $22.21     $23.32           $ 26.57
                                                       ------     ------     ------     ------           -------
Net Investment Income (Loss)                            (0.53)/F/  (0.62)/F/  (0.47)/F/  (0.41)/F/         (0.62)
Net Realized and Unrealized Gain (Loss) on Investments  (1.35)      0.47      10.99      (0.70)            (2.08)
                                                       ------     ------     ------     ------           -------
Total from Investment Operations                        (1.88)     (0.15)     10.52      (1.11)            (2.70)
                                                       ------     ------     ------     ------           -------
Dividends from Net Investment Income                       --         --         --         --                --
Distributions from Capital Gains                        (0.22)     (2.37)        --         --             (0.55)
                                                       ------     ------     ------     ------           -------
Total Distributions                                     (0.22)     (2.37)        --         --             (0.55)
                                                       ------     ------     ------     ------           -------
Net Asset Value End of Period                          $28.11     $30.21     $32.73     $22.21           $ 23.32
                                                       ======     ======     ======     ======           =======
Total Return/D/                                         (6.18)%     0.07%     47.37%     (4.76)%          (10.16)%/B/
Net Assets End of Period (in thousands)                $9,367     $8,596     $4,654     $2,481           $   795
Ratio of Expenses to Average Net Assets                  2.40%      2.40%      2.40%      2.40%             2.40%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                               2.56%      2.53%      2.84%      3.24%             2.93%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     (1.95)%    (1.81)%    (1.93)%    (1.93)%           (2.11)%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)           (2.11)%    (1.94)%    (2.37)%    (2.77)%           (2.64)%/A/
Portfolio Turnover Rate                                    42%        53%        62%       151%               24%/A/

                                                       For the Period
Enterprise Small Company                                   7/17/97
Growth Fund (Class C)                                  through 9/30/97
----------------------------------------------------------------------
Net Asset Value Beginning of Period                        $24.54
                                                           ------
Net Investment Income (Loss)                                (0.07)
Net Realized and Unrealized Gain (Loss) on Investments       2.10
                                                           ------
Total from Investment Operations                             2.03
                                                           ------
Dividends from Net Investment Income                           --
Distributions from Capital Gains                               --
                                                           ------
Total Distributions                                            --
                                                           ------
Net Asset Value End of Period                              $26.57
                                                           ======
Total Return/D/                                              8.27%/B/
Net Assets End of Period (in thousands)                    $  201
Ratio of Expenses to Average Net Assets                      2.40%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                   5.91%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                         (2.15)%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)               (5.65)%/A/
Portfolio Turnover Rate                                       158%/A/


                                                                      Year Ended December 31,           For the Period From
Enterprise Small Company                                    ---------------------------------------          10/1/97
Growth Fund (Class Y)                                        2001       2000       1999       1998       through 12/31/97
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $31.39     $33.56     $22.55     $23.43           $ 26.62
                                                            ------     ------     ------     ------           -------
Net Investment Income (Loss)                                 (0.27)/F/  (0.28)/F/  (0.23)/F/  (0.23)/F/         (0.07)
Net Realized and Unrealized Gain (Loss) on Investments       (1.39)      0.48      11.24      (0.65)            (2.57)
                                                            ------     ------     ------     ------           -------
Total from Investment Operations                             (1.66)      0.20      11.01      (0.88)            (2.64)
                                                            ------     ------     ------     ------           -------
Dividends from Net Investment Income                            --         --         --         --                --
Distributions from Capital Gains                             (0.22)     (2.37)        --         --             (0.55)
                                                            ------     ------     ------     ------           -------
Total Distributions                                          (0.22)     (2.37)        --         --             (0.55)
                                                            ------     ------     ------     ------           -------
Net Asset Value End of Period                               $29.51     $31.39     $33.56     $22.55           $ 23.43
                                                            ======     ======     ======     ======           =======
Total Return                                                 (5.25)%     1.12%     48.82%     (3.76)%           (9.92)%/B/
Net Assets End of Period (in thousands)                     $9,257     $9,350     $9,296     $9,084           $13,540
Ratio of Expenses to Average Net Assets                       1.40%      1.40%      1.40%      1.40%             1.40%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               1.56%      1.52%      1.84%      2.15%             1.96%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets  (0.95)%    (0.82)%    (0.93)%    (1.03)%           (1.12)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                   (1.11)%    (0.94)%    (1.37)%    (1.78)%           (1.68)%/A/
Portfolio Turnover Rate                                         42%        53%        62%       151%               24%/A/


Enterprise Small Company                                    Year Ended
Growth Fund (Class Y)                                        9/30/97
----------------------------------------------------------------------
Net Asset Value Beginning of Period                          $ 25.08
                                                             -------
Net Investment Income (Loss)                                   (0.13)
Net Realized and Unrealized Gain (Loss) on Investments          3.73
                                                             -------
Total from Investment Operations                                3.60
                                                             -------
Dividends from Net Investment Income                              --
Distributions from Capital Gains                               (2.06)
                                                             -------
Total Distributions                                            (2.06)
                                                             -------
Net Asset Value End of Period                                $ 26.62
                                                             =======
Total Return                                                   16.24%
Net Assets End of Period (in thousands)                      $15,355
Ratio of Expenses to Average Net Assets                         1.84%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                 3.08%
Ratio of Net Investment Income (Loss) to Average Net Assets    (1.30)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                     (2.54)%
Portfolio Turnover Rate                                          158%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Small Company Value Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                      Year Ended December 31,
                                    ----------------------------------------------------------
Enterprise Small Company Value
Fund (Class A)                        2001         2000         1999        1998        1997
------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period $   7.84     $   8.53     $   7.92     $  7.75     $  5.74
                                    --------     --------     --------     -------     -------
Net Investment Income (Loss)           (0.02)/F/    (0.01)/F/    (0.02)/F/   (0.03)/F/    0.01
Net Realized and Unrealized Gain
 (Loss) on Investments                  0.38         0.51         1.28        0.42        2.53
                                    --------     --------     --------     -------     -------
Total from Investment Operations        0.36         0.50         1.26        0.39        2.54
                                    --------     --------     --------     -------     -------
Dividends from Net Investment
 Income                                   --           --           --          --          --
Distributions from Capital Gains       (0.03)       (1.19)       (0.65)      (0.22)      (0.53)
                                    --------     --------     --------     -------     -------
Total Distributions                    (0.03)       (1.19)       (0.65)      (0.22)      (0.53)
                                    --------     --------     --------     -------     -------
Redemption Fees                         0.00/G/        --           --          --          --
                                    --------     --------     --------     -------     -------
Net Asset Value End of Period       $   8.17     $   7.84     $   8.53     $  7.92     $  7.75
                                    ========     ========     ========     =======     =======
Total Return/C/                         4.63%        6.52%       16.13%       5.15%      44.24%
Net Assets End of Period (in
 thousands)                         $218,905     $174,043     $135,222     $79,867     $45,310
Ratio of Expenses to Average Net
 Assets                                 1.57%        1.55%        1.63%       1.75%       1.75%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)       1.57%        1.55%        1.63%       1.85%       1.95%
Ratio of Net Investment Income
 (Loss) to Average Net Assets          (0.21)%      (0.12)%      (0.22)%     (0.37)%      0.05%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)             (0.21)%      (0.12)%      (0.22)%     (0.48)%     (0.15)%
Portfolio Turnover Rate                   32%          71%          46%         33%         63%

                                                      Year Ended December 31,
                                    ---------------------------------------------------------
Enterprise Small Company Value
Fund (Class B)                        2001         2000        1999        1998        1997
-----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period $   7.52     $   8.27     $  7.74     $  7.63     $  5.69
                                    --------     --------     -------     -------     -------
Net Investment Income (Loss)           (0.06)/F/    (0.06)/F/   (0.06)/F/   (0.07)/F/      --
Net Realized and Unrealized Gain
 (Loss) on Investments                  0.35         0.50        1.24        0.40        2.47
                                    --------     --------     -------     -------     -------
Total from Investment Operations        0.29         0.44        1.18        0.33        2.47
                                    --------     --------     -------     -------     -------
Dividends from Net Investment
 Income                                   --           --          --          --          --
Distributions from Capital Gains       (0.03)       (1.19)      (0.65)      (0.22)      (0.53)
                                    --------     --------     -------     -------     -------
Total Distributions                    (0.03)       (1.19)      (0.65)      (0.22)      (0.53)
                                    --------     --------     -------     -------     -------
Net Asset Value End of Period       $   7.78     $   7.52     $  8.27     $  7.74     $  7.63
                                    ========     ========     =======     =======     =======
Total Return/D/                         3.89%        6.00%      15.47%       4.44%      43.40%
Net Assets End of Period (in
 thousands)                         $161,373     $117,125     $98,472     $61,929     $22,013
Ratio of Expenses to Average Net
 Assets                                 2.12%        2.10%       2.18%       2.30%       2.30%
Ratio of Expenses to Average Net
 Assets (Excluding Reimbursement)       2.12%        2.10%       2.18%       2.41%       2.44%
Ratio of Net Investment Income
 (Loss) to Average Net Assets          (0.76)%      (0.66)%     (0.78)%     (0.93)%     (0.67)%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Reimbursement)             (0.76)%      (0.66)%     (0.78)%     (1.04)%     (0.81)%
Portfolio Turnover Rate                   32%          71%         46%         33%         63%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                        Year Ended December 31,            For the Period From
                                                            -------------------------------------------           5/1/97
Enterprise Small Company Value Fund (Class C)                2001        2000        1999        1998        through 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $  7.71     $  8.45     $  7.90     $  7.74           $ 6.14
                                                            -------     -------     -------     -------           ------
Net Investment Income (Loss)                                  (0.06)/F/   (0.06)/F/   (0.06)/F/   (0.07)/F/        (0.02)
Net Realized and Unrealized Gain (Loss) on Investments         0.36        0.51        1.26        0.45             2.15
                                                            -------     -------     -------     -------           ------
Total from Investment Operations                               0.30        0.45        1.20        0.38             2.13
                                                            -------     -------     -------     -------           ------
Dividends from Net Investment Income                             --          --          --          --               --
Distributions from Capital Gains                              (0.03)      (1.19)      (0.65)      (0.22)           (0.53)
                                                            -------     -------     -------     -------           ------
Total Distributions                                           (0.03)      (1.19)      (0.65)      (0.22)           (0.53)
                                                            -------     -------     -------     -------           ------
Net Asset Value End of Period                               $  7.98     $  7.71     $  8.45     $  7.90           $ 7.74
                                                            =======     =======     =======     =======           ======
Total Return/D/                                                3.93%       6.00%      15.42%       5.03%           34.68%/B/
Net Assets End of Period (in thousands)                     $78,665     $54,638     $35,265     $14,239           $2,684
Ratio of Expenses to Average Net Assets                        2.13%       2.10%       2.19%       2.30%            2.30%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                2.13%       2.10%       2.19%       2.40%            2.38%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets   (0.76)%     (0.65)%     (0.76)%     (0.94)%          (0.88)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                    (0.76)%     (0.65)%     (0.76)%     (1.04)%          (0.95)%/A/
Portfolio Turnover Rate                                          32%         71%         46%         33%              63%/A/

                                                                                   Year Ended December 31,
                                                                       ----------------------------------------------
Enterprise Small Company Value Fund (Class Y)                           2001      2000      1999      1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 8.09    $ 8.73    $ 8.06    $ 7.81    $ 5.77
                                                                       ------    ------    ------    ------    ------
Net Investment Income (Loss)                                             0.01/F/   0.03/F/   0.02/F/   0.01/F/   1.45
Net Realized and Unrealized Gain (Loss) on Investments                   0.40      0.52      1.30      0.46      1.12
                                                                       ------    ------    ------    ------    ------
Total from Investment Operations                                         0.41      0.55      1.32      0.47      2.57
                                                                       ------    ------    ------    ------    ------
Dividends from Net Investment Income                                       --        --        --        --        --
Distributions from Capital Gains                                        (0.03)    (1.19)    (0.65)    (0.22)    (0.53)
                                                                       ------    ------    ------    ------    ------
Total Distributions                                                     (0.03)    (1.19)    (0.65)    (0.22)    (0.53)
                                                                       ------    ------    ------    ------    ------
Net Asset Value End of Period                                          $ 8.47    $ 8.09    $ 8.73    $ 8.06    $ 7.81
                                                                       ======    ======    ======    ======    ======
Total Return                                                             5.10%     6.95%    16.60%     6.13%    44.53%
Net Assets End of Period (in thousands)                                $7,067    $  851    $  619    $  277    $  119
Ratio of Expenses to Average Net Assets                                  1.15%     1.10%     1.18%     1.30%     1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.15%     1.10%     1.18%     1.39%     1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.18%     0.31%     0.23%     0.06%     2.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          0.18%     0.31%     0.23%    (0.02)%    2.19%
Portfolio Turnover Rate                                                    32%       71%       46%       33%       63%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Capital Appreciation Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                            Year Ended December 31,
Enterprise Capital Appreciation Fund    ---------------------------------------------------------------
(Class A)                                 2001          2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period     $  34.21      $  46.61     $  38.59     $  35.54     $  34.21
                                        --------      --------     --------     --------     --------
Net Investment Income (Loss)               (0.24)/F/     (0.25)/F/    (0.47)/F/    (0.39)/F/    (0.37)
Net Realized and Unrealized Gain
 (Loss) on Investments                     (6.75)        (5.44)       15.43        10.55         7.31
                                        --------      --------     --------     --------     --------
Total from Investment Operations           (6.99)        (5.69)       14.96        10.16         6.94
                                        --------      --------     --------     --------     --------
Dividends from Net Investment Income          --            --           --           --           --
Distributions from Capital Gains              --         (6.71)       (6.94)       (7.11)       (5.61)
                                        --------      --------     --------     --------     --------
Total Distributions                           --         (6.71)       (6.94)       (7.11)       (5.61)
                                        --------      --------     --------     --------     --------
Redemption Fees                              .01            --           --           --           --
                                        --------      --------     --------     --------     --------
Net Asset Value End of Period           $  27.23      $  34.21     $  46.61     $  38.59     $  35.54
                                        ========      ========     ========     ========     ========
Total Return/C/                           (20.40)%      (14.19)%      39.39%       30.15%       20.27%
Net Assets End of Period (in thousands) $128,957      $176,467     $181,232     $131,605     $112,738
Ratio of Expenses to Average Net Assets     1.61%/H/      1.52%        1.52%        1.52%        1.65%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                  1.61%/H/      1.52%        1.52%        1.52%        1.65%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     (0.84)%/H/    (0.64)%      (1.15)%      (1.01)%      (1.06)%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Reimbursement)                            (0.84)%/H/    (0.64)%      (1.15)%      (1.01)%      (1.06)%
Portfolio Turnover Rate                      111%          140%         170%          76%          61%


                                                            Year Ended December 31,
Enterprise Capital Appreciation Fund    ---------------------------------------------------------------
(Class B)                                 2001          2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period     $  32.47      $  44.80     $  37.50     $  34.89     $  33.86
                                        --------      --------     --------     --------     --------
Net Investment Income (Loss)               (0.37)/F/     (0.43)/F/    (0.68)/F/    (0.58)/F/    (0.45)
Net Realized and Unrealized Gain
 (Loss) on Investments                     (6.40)        (5.19)       14.92        10.30         7.09
                                        --------      --------     --------     --------     --------
Total from Investment Operations           (6.77)        (5.62)       14.24         9.72         6.64
                                        --------      --------     --------     --------     --------
Dividends from Net Investment Income          --            --           --           --           --
Distributions from Capital Gains              --         (6.71)       (6.94)       (7.11)       (5.61)
                                        --------      --------     --------     --------     --------
Total Distributions                           --         (6.71)       (6.94)       (7.11)       (5.61)
                                        --------      --------     --------     --------     --------
Net Asset Value End of Period           $  25.70      $  32.47     $  44.80     $  37.50     $  34.89
                                        ========      ========     ========     ========     ========
Total Return/D/                           (20.85)%      (14.65)%      38.62%       29.44%       19.60%
Net Assets End of Period (in thousands) $ 56,243      $ 74,887     $ 40,276     $ 14,663     $  7,862
Ratio of Expenses to Average Net Assets     2.16%/H/      2.08%        2.08%        2.08%        2.21%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                  2.16%/H/      2.08%        2.08%        2.08%        2.21%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                     (1.40)%/H/    (1.17)%      (1.69)%      (1.56)%      (1.61)%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Reimbursement)                            (1.40)%/H/    (1.17)%      (1.69)%      (1.56)%      (1.61)%
Portfolio Turnover Rate                      111%          140%         170%          76%          61%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                                  ------------------------------------------
Enterprise Capital Appreciation Fund (Class C)                     2001         2000        1999       1998
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $ 33.40      $ 45.85     $38.25     $35.43
                                                                  -------      -------     ------     ------
Net Investment Income (Loss)                                        (0.38)/F/    (0.44)/F/  (0.68)/F/  (0.57)/F/
Net Realized and Unrealized Gain (Loss) on Investments              (6.59)       (5.30)     15.22      10.50
                                                                  -------      -------     ------     ------
Total from Investment Operations                                    (6.97)       (5.74)     14.54       9.93
                                                                  -------      -------     ------     ------
Dividends from Net Investment Income                                   --           --         --         --
Distributions from Capital Gains                                       --        (6.71)     (6.94)     (7.11)
                                                                  -------      -------     ------     ------
Total Distributions                                                    --        (6.71)     (6.94)     (7.11)
                                                                  -------      -------     ------     ------
Net Asset Value End of Period                                     $ 26.43      $ 33.40     $45.85     $38.25
                                                                  =======      =======     ======     ======
Total Return/D/                                                    (20.87)%     (14.57)%    38.64%     29.60%
Net Assets End of Period (in thousands)                           $17,156      $23,483     $6,918     $1,040
Ratio of Expenses to Average Net Assets                              2.16%/H/     2.08%      2.11%      2.11%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.16%/H/     2.08%      2.11%      2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.39)%/H/   (1.17)%    (1.69)%    (1.53)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (1.39)%/H/   (1.17)%    (1.69)%    (1.53)%
Portfolio Turnover Rate                                               111%         140%       170%        76%

                                                                  For the Period From
                                                                        5/1/97
Enterprise Capital Appreciation Fund (Class C)                     through 12/31/97
-------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                     $33.54
                                                                        ------
Net Investment Income (Loss)                                             (0.19)
Net Realized and Unrealized Gain (Loss) on Investments                    7.69
                                                                        ------
Total from Investment Operations                                          7.50
                                                                        ------
Dividends from Net Investment Income                                        --
Distributions from Capital Gains                                         (5.61)
                                                                        ------
Total Distributions                                                      (5.61)
                                                                        ------
Net Asset Value End of Period                                           $35.43
                                                                        ======
Total Return/D/                                                          22.35%/B/
Net Assets End of Period (in thousands)                                 $  126
Ratio of Expenses to Average Net Assets                                   2.21%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.21%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.88)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               (1.88)%/A/
Portfolio Turnover Rate                                                     61%/A/

                                                                        Year Ended December 31,       For the Period From
                                                                  -------------------------------           5/14/98
Enterprise Capital Appreciation Fund (Class Y)                     2001         2000        1999       through 12/31/98
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $ 34.84      $ 47.14     $38.79           $40.71
                                                                  -------      -------     ------           ------
Net Investment Income (Loss)                                        (0.11)/F/    (0.07)/F/  (0.28)/F/        (0.15)/F/
Net Realized and Unrealized Gain (Loss) on Investments              (6.88)       (5.52)     15.57             5.34
                                                                  -------      -------     ------           ------
Total from Investment Operations                                    (6.99)       (5.59)     15.29             5.19
                                                                  -------      -------     ------           ------
Dividends from Net Investment Income                                   --           --         --               --
Distributions from Capital Gains                                       --        (6.71)     (6.94)           (7.11)
                                                                  -------      -------     ------           ------
Total Distributions                                                    --        (6.71)     (6.94)           (7.11)
                                                                  -------      -------     ------           ------
Net Asset Value End of Period                                     $ 27.85      $ 34.84     $47.14           $38.79
                                                                  =======      =======     ======           ======
Total Return                                                       (20.06)%     (13.77)%    40.04%           14.08%/B/
Net Assets End of Period (in thousands)                           $   433      $   532     $  428           $  204
Ratio of Expenses to Average Net Assets                              1.16%/H/     1.08%      1.07%            1.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.16%/H/     1.08%      1.07%            1.05%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.40)%/H/   (0.19)%    (0.69)%          (0.51)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (0.40)%/H/   (0.19)%    (0.69)%          (0.51)%/A/
Portfolio Turnover Rate                                               111%         140%       170%              76%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                          Enterprise Deep Value Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                       For the Period
                                                                                          5/31/01
Enterprise Deep Value Fund (Class A)                                                  through 12/31/01
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $10.00
                                                                                           ------
Net Investment Income (Loss)                                                                 0.02/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.06)
                                                                                           ------
Total from Investment Operations                                                            (0.04)
                                                                                           ------
Dividends from Net Investment Income                                                           --
Distributions from Capital Gains                                                            (0.03)
                                                                                           ------
Total Distributions                                                                         (0.03)
                                                                                           ------
Net Asset Value End of Period                                                              $ 9.93
                                                                                           ======
Total Return/C/                                                                             (0.41)%/B/
Net Assets End of Period (in thousands)                                                    $4,085
Ratio of Expenses to Average Net Assets                                                      1.50%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            4.31%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  0.28%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (2.53)%/A/
Portfolio Turnover Rate                                                                        16%

                                                                                       For the Period
                                                                                          5/31/01
Enterprise Deep Value Fund (Class B)                                                  through 12/31/01
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $10.00
                                                                                           ------
Net Investment Income (Loss)                                                                (0.02)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.05)
                                                                                           ------
Total from Investment Operations                                                            (0.07)
                                                                                           ------
Dividends from Net Investment Income                                                           --
Distributions from Capital Gains                                                            (0.03)
                                                                                           ------
Total Distributions                                                                         (0.03)
                                                                                           ------
Net Asset Value End of Period                                                              $ 9.90
                                                                                           ======
Total Return/D/                                                                             (0.71)%/B/
Net Assets End of Period (in thousands)                                                    $4,856
Ratio of Expenses to Average Net Assets                                                      2.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            4.87%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (0.28)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (3.09)%/A/
Portfolio Turnover Rate                                                                        16%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                       For the Period
                                                                                          05/31/01
Enterprise Deep Value Fund (Class C)                                                  through 12/31/01
------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $10.00
                                                                                           ------
Net Investment Income (Loss)                                                                (0.01)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.06)
                                                                                           ------
Total from Investment Operations                                                            (0.07)
                                                                                           ------
Dividends from Net Investment Income                                                           --
Distributions from Capital Gains                                                            (0.03)
                                                                                           ------
Total Distributions                                                                         (0.03)
                                                                                           ------
Net Asset Value End of Period                                                              $ 9.90
                                                                                           ======
Total Return/D/                                                                             (0.71)%/B/
Net Assets End of Period (in thousands)                                                    $2,039
Ratio of Expenses to Average Net Assets                                                      2.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            4.88%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (0.26)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (3.08)%/A/
Portfolio Turnover Rate                                                                        16%

                                                                                       For the Period
                                                                                          05/31/01
Enterprise Deep Value Fund (Class Y)                                                  through 12/31/01
-------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $  10.00
                                                                                          --------
Net Investment Income (Loss)                                                                  0.04/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (0.06)
                                                                                          --------
Total from Investment Operations                                                             (0.02)
                                                                                          --------
Dividends from Net Investment Income                                                            --
Distributions from Capital Gains                                                             (0.03)
                                                                                          --------
Total Distributions                                                                          (0.03)
                                                                                          --------
Net Asset Value End of Period                                                             $   9.95
                                                                                          ========
Total Return                                                                                 (0.21)%/B/
Net Assets End of Period (in thousands)                                                   $    166
Ratio of Expenses to Average Net Assets                                                       1.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.90%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.71%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.14)%/A/
Portfolio Turnover Rate                                                                         16%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Equity Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                      Year Ended December 31,           For the Period From
                                                            -----------------------------------------        5/1/97
Enterprise Equity Fund (Class A)                             2001        2000        1999       1998     through 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $  6.81     $  7.26     $ 6.47     $ 5.96         $ 5.00
                                                            -------     -------     ------     ------         ------
Net Investment Income (Loss)                                  (0.07)/F/   (0.07)/F/  (0.01)/F/   0.03           0.01
Net Realized and Unrealized Gain (Loss) on Investments        (1.21)      (0.26)      1.11       0.53           1.05
                                                            -------     -------     ------     ------         ------
Total from Investment Operations                              (1.28)      (0.33)      1.10       0.56           1.06
                                                            -------     -------     ------     ------         ------
Dividends from Net Investment Income                             --          --         --      (0.02)            --
Distributions from Capital Gains                              (0.03)      (0.12)     (0.31)     (0.03)         (0.10)
                                                            -------     -------     ------     ------         ------
Total Distributions                                           (0.03)      (0.12)     (0.31)     (0.05)         (0.10)
                                                            -------     -------     ------     ------         ------
Net Asset Value End of Period                               $  5.50     $  6.81     $ 7.26     $ 6.47         $ 5.96
                                                            =======     =======     ======     ======         ======
Total Return/C/                                              (18.75)%     (4.82)%    17.15%      9.38%         21.30%/B/
Net Assets End of Period (in thousands)                     $55,677     $54,319     $8,139     $6,741         $3,196
Ratio of Expenses to Average Net Assets                        1.60%       1.60%      1.60%      1.60%          1.60%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                1.70%       1.79%      2.55%      2.73%          6.52%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets   (1.21)%     (0.89)%    (0.11)%     0.59%          0.26%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                    (1.31)%     (1.08)%    (1.06)%    (0.54)%        (4.66)%/A/
Portfolio Turnover Rate                                          19%         27%       176%        35%            69%/A/



                                                                    Year Ended December 31,            For the Period From
                                                          ------------------------------------------        5/1/97
Enterprise Equity Fund (Class B)                           2001        2000        1999        1998     through 12/31/97
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $  6.69     $  7.17     $  6.43     $ 5.94         $ 5.00
                                                          -------     -------     -------     ------         ------
Net Investment Income (Loss)                                (0.10)/F/   (0.11)/F/   (0.04)/F/     --             --
Net Realized and Unrealized Gain (Loss) on Investments      (1.18)      (0.25)       1.09       0.53           1.04
                                                          -------     -------     -------     ------         ------
Total from Investment Operations                            (1.28)      (0.36)       1.05       0.53           1.04
                                                          -------     -------     -------     ------         ------
Dividends from Net Investment Income                           --          --          --      (0.01)            --
Distributions from Capital Gains                            (0.03)      (0.12)      (0.31)     (0.03)         (0.10)
                                                          -------     -------     -------     ------         ------
Total Distributions                                         (0.03)      (0.12)      (0.31)     (0.04)         (0.10)
                                                          -------     -------     -------     ------         ------
Net Asset Value End of Period                             $  5.38     $  6.69     $  7.17     $ 6.43         $ 5.94
                                                          =======     =======     =======     ======         ======
Total Return/D/                                            (19.09)%     (5.30)%     16.49%      8.82%         20.80%/B/
Net Assets End of Period (in thousands)                   $52,441     $55,021     $11,431     $8,731         $1,820
Ratio of Expenses to Average Net Assets                      2.15%       2.15%       2.15%      2.15%          2.15%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              2.25%       2.35%       3.10%      3.29%          6.21%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                     (1.76)%     (1.44)%     (0.66)%     0.07%         (0.23)%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                           (1.86)%     (1.64)%     (1.61)%    (1.07)%        (4.29)%/A/
Portfolio Turnover Rate                                        19%         27%        176%        35%            69%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                 Year Ended December 31,          For the Period From
                                                       -----------------------------------------        5/1/97
Enterprise Equity Fund (Class C)                        2001        2000        1999       1998     through 12/31/97
----------------------------------------------------------------------------------------------------------------------

Net Asset Value Beginning of Period                    $  6.69     $  7.17     $ 6.44     $ 5.94         $ 5.00
                                                       -------     -------     ------     ------         ------
Net Investment Income (Loss)                             (0.10)/F/   (0.10)/F/  (0.04)/F/   0.01             --
Net Realized and Unrealized Gain (Loss) on Investments   (1.17)      (0.26)      1.08       0.53           1.04
                                                       -------     -------     ------     ------         ------
Total from Investment Operations                         (1.27)      (0.36)      1.04       0.54           1.04
                                                       -------     -------     ------     ------         ------
Dividends from Net Investment Income                        --          --         --      (0.01)            --
Distributions from Capital Gains                         (0.03)      (0.12)     (0.31)     (0.03)         (0.10)
                                                       -------     -------     ------     ------         ------
Total Distributions                                      (0.03)      (0.12)     (0.31)     (0.04)         (0.10)
                                                       -------     -------     ------     ------         ------
Net Asset Value End of Period                          $  5.39     $  6.69     $ 7.17     $ 6.44         $ 5.94
                                                       =======     =======     ======     ======         ======
Total Return/D/                                         (18.94)%     (5.30)%    16.30%      8.98%         20.89%/B/
Net Assets End of Period (in thousands)                $35,995     $32,620     $2,144     $1,504         $  283
Ratio of Expenses to Average Net Assets                   2.15%       2.15%      2.15%      2.15%          2.15%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                           2.25%       2.33%      3.09%      3.28%          6.01%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                  (1.76)%     (1.46)%    (0.64)%     0.09%         (0.21)%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                        (1.86)%     (1.64)%    (1.58)%    (1.03)%        (4.07)%/A/
Portfolio Turnover Rate                                     19%         27%       176%        35%            69%/A/



                                                                      Year Ended December 31,    For the Period From
                                                                  -----------------------------        10/14/98
Enterprise Equity Fund (Class Y)                                   2001        2000       1999      through 12/31/98
----------------------------------------------------------------------------------------------------------------------

Net Asset Value Beginning of Period                               $  6.85     $ 7.26     $ 6.43          $ 5.86
                                                                  -------     ------     ------          ------
Net Investment Income (Loss)                                        (0.04)/F/  (0.03)/F/   0.01/F/         0.01
Net Realized and Unrealized Gain (Loss) on Investments              (1.21)     (0.26)      1.13            0.63
                                                                  -------     ------     ------          ------
Total from Investment Operations                                    (1.25)     (0.29)      1.14            0.64
                                                                  -------     ------     ------          ------
Dividends from Net Investment Income                                   --         --         --           (0.04)
Distributions from Capital Gains                                    (0.03)     (0.12)     (0.31)          (0.03)
                                                                  -------     ------     ------          ------
Total Distributions                                                 (0.03)     (0.12)     (0.31)          (0.07)
                                                                  -------     ------     ------          ------
Net Asset Value End of Period                                     $  5.57     $ 6.85     $ 7.26          $ 6.43
                                                                  =======     ======     ======          ======
Total Return                                                       (18.21)%    (4.26)%    17.89%          10.93%/B/
Net Assets End of Period (in thousands)                           $ 1,004     $  376     $  161          $   57
Ratio of Expenses to Average Net Assets                              1.15%      1.15%      1.15%           1.13%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.24%      1.37%      2.15%           2.26%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.77)%    (0.43)%     0.21%           1.04%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (0.86)%    (0.65)%    (0.79)%         (0.11)%/A/
Portfolio Turnover Rate                                                19%        27%       176%             35%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Equity Income Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                       ---------------------------------------------------
Enterprise Equity Income Fund (Class A)                                 2001       2000        1999        1998     1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 25.72    $ 27.48    $  26.89    $  26.42  $ 22.44
                                                                       -------    -------    --------    --------  -------
Net Investment Income (Loss)                                              0.20/F/    0.22/F/     0.22/F/     0.36     0.17
Net Realized and Unrealized Gain (Loss) on Investments                   (3.24)      1.10        1.69        2.52     5.95
                                                                       -------    -------    --------    --------  -------
Total from Investment Operations                                         (3.04)      1.32        1.91        2.88     6.12
                                                                       -------    -------    --------    --------  -------
Dividends from Net Investment Income                                     (0.18)     (0.22)      (0.20)      (0.35)   (0.15)
Distributions from Capital Gains                                         (0.38)     (2.86)      (1.12)      (2.06)   (1.99)
                                                                       -------    -------    --------    --------  -------
Total Distributions                                                      (0.56)     (3.08)      (1.32)      (2.41)   (2.14)
                                                                       -------    -------    --------    --------  -------
Net Asset Value End of Period                                          $ 22.12    $ 25.72    $  27.48    $  26.89  $ 26.42
                                                                       =======    =======    ========    ========  =======
Total Return/C/                                                         (11.83)%     5.44%       7.20%      11.13%   28.08%
Net Assets End of Period (in thousands)                                $79,215    $95,009    $111,395    $111,275  $97,932
Ratio of Expenses to Average Net Assets                                   1.50%      1.50%       1.50%       1.50%    1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.58%      1.52%       1.51%       1.58%    1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets               0.84%      0.83%       0.76%       1.32%    1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           0.76%      0.81%       0.74%       1.25%    1.23%
Portfolio Turnover Rate                                                     48%        33%         32%         31%      33%

                                                                                     Year Ended December 31,
                                                                       ---------------------------------------------------
Enterprise Equity Income Fund (Class B)                                 2001       2000        1999        1998     1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 25.32    $ 27.10    $  26.57    $  26.17  $ 22.30
                                                                       -------    -------    --------    --------  -------
Net Investment Income (Loss)                                              0.07/F/    0.07/F/     0.06/F/     0.20     0.12
Net Realized and Unrealized Gain (Loss) on Investments                   (3.18)      1.09        1.65        2.49     5.83
                                                                       -------    -------    --------    --------  -------
Total from Investment Operations                                         (3.11)      1.16        1.71        2.69     5.95
                                                                       -------    -------    --------    --------  -------
Dividends from Net Investment Income                                     (0.06)     (0.08)      (0.06)      (0.23)   (0.09)
Distributions from Capital Gains                                         (0.38)     (2.86)      (1.12)      (2.06)   (1.99)
                                                                       -------    -------    --------    --------  -------
Total Distributions                                                      (0.44)     (2.94)      (1.18)      (2.29)   (2.08)
                                                                       -------    -------    --------    --------  -------
Net Asset Value End of Period                                          $ 21.77    $ 25.32    $  27.10    $  26.57  $ 26.17
                                                                       =======    =======    ========    ========  =======
Total Return/D/                                                         (12.28)%     4.88%       6.55%      10.49%   27.35%
Net Assets End of Period (in thousands)                                $38,273    $40,221    $ 44,574    $ 33,807  $19,055
Ratio of Expenses to Average Net Assets                                   2.05%      2.05%       2.05%       2.05%    2.05%
Ratio of Expenses to Average Net Assets
  (Excluding Reimbursement)                                               2.13%      2.07%       2.07%       2.13%    2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets               0.29%      0.28%       0.20%       0.78%    0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           0.21%      0.26%       0.18%       0.71%    0.65%
Portfolio Turnover Rate                                                     48%        33%         32%         31%      33%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                                       -------------------------------------  For the Period 5/1/97
Enterprise Equity Income Fund (Class C)                 2001       2000      1999      1998     through 12/31/97
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 25.49    $27.26    $26.70    $26.31         $24.26
                                                       -------    ------    ------    ------         ------
Net Investment Income (Loss)                              0.07/F/   0.07/F/   0.06/F/   0.21           0.04
Net Realized and Unrealized Gain (Loss) on Investments   (3.20)     1.10      1.69      2.49           4.14
                                                       -------    ------    ------    ------         ------
Total from Investment Operations                         (3.13)     1.17      1.75      2.70           4.18
                                                       -------    ------    ------    ------         ------
Dividends from Net Investment Income                     (0.06)    (0.08)    (0.07)    (0.25)         (0.14)
Distributions from Capital Gains                         (0.38)    (2.86)    (1.12)    (2.06)         (1.99)
                                                       -------    ------    ------    ------         ------
Total Distributions                                      (0.44)    (2.94)    (1.19)    (2.31)         (2.13)
                                                       -------    ------    ------    ------         ------
Net Asset Value End of Period                          $ 21.92    $25.49    $27.26    $26.70         $26.31
                                                       =======    ======    ======    ======         ======
Total Return/D/                                         (12.28)%    4.89%     6.64%    10.47%         18.21%/B/
Net Assets End of Period (in thousands)                $ 8,093    $8,391    $9,338    $5,639         $1,857
Ratio of Expenses to Average Net Assets                   2.05%     2.05%     2.05%     2.05%          2.05%/A/
Ratio of Expenses to Average Net Assets
  (Excluding Reimbursement)                               2.13%     2.07%     2.07%     2.13%          2.20%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                       0.29%     0.28%     0.20%     0.81%          0.69%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)             0.21%     0.26%     0.18%     0.73%          0.54%/A/
Portfolio Turnover Rate                                     48%       33%       32%       31%            33%/A/

                                                          Year Ended December 31,
                                                       ------------------------------ For the Period 1/22/98
Enterprise Equity Income Fund (Class Y)                 2001       2000      1999        through 12/31/98
------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 25.70    $27.46    $26.87            $26.25
                                                       -------    ------    ------            ------
Net Investment Income (Loss)                              0.30/F/   0.33/F/   0.34/F/           0.47
Net Realized and Unrealized Gain (Loss) on Investments   (3.23)     1.11      1.70              2.69
                                                       -------    ------    ------            ------
Total from Investment Operations                         (2.93)     1.44      2.04              3.16
                                                       -------    ------    ------            ------
Dividends from Net Investment Income                     (0.29)    (0.34)    (0.33)            (0.48)
Distributions from Capital Gains                         (0.38)    (2.86)    (1.12)            (2.06)
                                                       -------    ------    ------            ------
Total Distributions                                      (0.67)    (3.20)    (1.45)            (2.54)
                                                       -------    ------    ------            ------
Net Asset Value End of Period                          $ 22.10    $25.70    $27.46            $26.87
                                                       =======    ======    ======            ======
Total Return                                            (11.44)%    5.94%     7.69%            12.26%/B/
Net Assets End of Period (in thousands)                $   321    $  125    $  153            $  112
Ratio of Expenses to Average Net Assets                   1.05%     1.05%     1.05%             1.05%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.15%     1.07%     1.07%             1.13%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                       1.28%     1.28%     1.20%             1.79%/A/
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)             1.18%     1.26%     1.18%             1.72%/A/
Portfolio Turnover Rate                                     48%       33%       32%               31%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Growth Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                            ---------------------------------------------------------------------
Enterprise Growth Fund (Class A)                              2001           2000           1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                          $  20.52     $    24.55     $    21.07     $  16.91     $  13.10
                                                            ---------     ----------     ----------     --------     --------
Net Investment Income (Loss)                                    (0.06)/F/      (0.09)/F/      (0.12)/F/    (0.11)/F/    (0.07)
Net Realized and Unrealized Gain (Loss) on Investments          (2.68)         (1.88)          4.73         5.31         4.23
                                                            ---------     ----------     ----------     --------     --------
Total from Investment Operations                                (2.74)         (1.97)          4.61         5.20         4.16
                                                            ---------     ----------     ----------     --------     --------
Dividends from Net Investment Income                               --             --             --           --           --
Distributions from Capital Gains                                   --          (2.06)         (1.13)       (1.04)       (0.35)
                                                            ---------     ----------     ----------     --------     --------
Total Distributions                                                --          (2.06)         (1.13)       (1.04)       (0.35)
                                                            ---------     ----------     ----------     --------     --------
Net Asset Value End of Period                                $  17.78     $    20.52     $    24.55     $  21.07     $  16.91
                                                            =========     ==========     ==========     ========     ========
Total Return/C/                                               (13.35)%         (7.94)%        22.08%       30.94%       31.76%
Net Assets End of Period (in thousands)                      $820,971     $1,029,590     $1,268,022     $827,567     $424,280
Ratio of Expenses to Average Net Assets                         1.49%           1.41%          1.40%        1.48%        1.43%/E/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                 1.49%           1.41%          1.40%        1.48%        1.43%/E/
Ratio of Net Investment Income (Loss) to Average Net Assets    (0.36)%         (0.41)%        (0.51)%      (0.58)%      (0.55)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                     (0.36)%         (0.41)%        (0.51)%      (0.58)%      (0.55)%
Portfolio Turnover Rate                                            52%            65%            38%          28%          22%
                                                                                   Year Ended December 31,
                                                            ---------------------------------------------------------------------
Enterprise Growth Fund (Class B)                              2001           2000           1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                          $  19.76     $    23.84     $    20.62     $  16.66     $  12.97
                                                            ---------     ----------     ----------     --------     --------
Net Investment Income (Loss)                                    (0.16)/F/      (0.21)/F/      (0.24)/F/    (0.21)/F/    (0.11)
Net Realized and Unrealized Gain (Loss) on Investments          (2.56)         (1.81)          4.59         5.21         4.15
                                                            ---------     ----------     ----------     --------     --------
Total from Investment Operations                                (2.72)         (2.02)          4.35         5.00         4.04
                                                            ---------     ----------     ----------     --------     --------
Dividends from Net Investment Income                               --             --             --           --           --
Distributions from Capital Gains                                   --          (2.06)         (1.13)       (1.04)       (0.35)
                                                            ---------     ----------     ----------     --------     --------
Total Distributions                                                --          (2.06)         (1.13)       (1.04)       (0.35)
                                                            ---------     ----------     ----------     --------     --------
Net Asset Value End of Period                                $  17.04     $    19.76     $    23.84     $  20.62     $  16.66
                                                            =========     ==========     ==========     ========     ========
Total Return/D/                                                (13.77)%        (8.40)%        21.30%       30.20%       31.15%
Net Assets End of Period (in thousands)                      $605,432     $  736,423     $  811,706     $446,473     $166,932
Ratio of Expenses to Average Net Assets                         2.04%           1.96%          1.95%        2.03%        1.98%/E/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                 2.04%           1.96%          1.95%        2.03%        1.98%/E/
Ratio of Net Investment Income (Loss) to Average Net Assets    (0.91)%         (0.95)%        (1.06)%      (1.13)%      (1.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                     (0.91)%         (0.95)%        (1.06)%      (1.13)%      (1.10)%
Portfolio Turnover Rate                                            52%            65%            38%          28%          22%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                     Year Ended December 31,                For the Period From
                                                       ------------------------------------------------          5/1/97
Enterprise Growth Fund (Class C)                         2001          2000         1999         1998        through 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $  20.04     $  24.14     $  20.87     $  16.85           $ 14.11
                                                       ---------     --------     --------     --------           -------
Net Investment Income (Loss)                               (0.16)/F/    (0.21)/F/    (0.24)/F/    (0.21)/F/         (0.06)
Net Realized and Unrealized Gain (Loss) on Investments     (2.61)       (1.83)        4.64         5.27              3.15
                                                       ---------     --------     --------     --------           -------
Total from Investment Operations                           (2.77)       (2.04)        4.40         5.06              3.09
                                                       ---------     --------     --------     --------           -------
Dividends from Net Investment Income                          --           --           --           --                --
Distributions from Capital Gains                              --        (2.06)       (1.13)       (1.04)            (0.35)
                                                       ---------     --------     --------     --------           -------
Total Distributions                                           --        (2.06)       (1.13)       (1.04)            (0.35)
                                                       ---------     --------     --------     --------           -------
Net Asset Value End of Period                           $  17.27     $  20.04     $  24.14     $  20.87           $ 16.85
                                                       =========     ========     ========     ========           =======
Total Return/D/                                          (13.82)%       (8.38)%      21.28%       30.22%            21.91%/B/
Net Assets End of Period (in thousands)                 $214,230     $253,834     $294,683     $133,194           $26,601
Ratio of Expenses to Average Net Assets                    2.04%         1.96%        1.95%        2.04%             1.97%/A,E/
Ratio of Expenses to Average Net Assets
  (Excluding Reimbursement)                                2.04%         1.96%        1.95%        2.04%             1.97%/A,E/
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.91)%       (0.96)%      (1.07)%      (1.13)%           (1.10)%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets (Excluding Reimbursement)                    (0.91)%       (0.96)%      (1.07)%      (1.13)%           (1.10)%/A/
Portfolio Turnover Rate                                       52%          65%          38%          28%               22%/A/

                                                                                   Year Ended December 31,
                                                                  ------------------------------------------------------
Enterprise Growth Fund (Class Y)                                    2001        2000      1999        1998        1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 21.10    $  25.06   $ 21.41     $ 17.02     $ 13.12
                                                                  --------    --------   -------     -------     -------
Net Investment Income (Loss)                                          0.02/F/  0.01/F/     (0.02)/F/   (0.02)/F/   (0.02)
Net Realized and Unrealized Gain (Loss) on Investments               (2.75)      (1.91)     4.80        5.45        4.27
                                                                  --------    --------   -------     -------     -------
Total from Investment Operations                                     (2.73)      (1.90)     4.78        5.43        4.25
                                                                  --------    --------   -------     -------     -------
Dividends from Net Investment Income                                    --          --        --          --          --
Distributions from Capital Gains                                        --       (2.06)    (1.13)      (1.04)      (0.35)
                                                                  --------    --------   -------     -------     -------
Total Distributions                                                     --       (2.06)    (1.13)      (1.04)      (0.35)
                                                                  --------    --------   -------     -------     -------
Net Asset Value End of Period                                      $ 18.37    $  21.10   $ 25.06     $ 21.41     $ 17.02
                                                                  ========    ========   =======     =======     =======
Total Return                                                       (12.94)%      (7.49)%   22.52%      32.09%      32.40%
Net Assets End of Period (in thousands)                            $52,671    $ 66,749   $86,826     $60,640     $44,596
Ratio of Expenses to Average Net Assets                              1.04%        0.96%     0.95%       1.03%       0.97%/E/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.04%        0.96%     0.95%       1.03%       0.97%/E/
Ratio of Net Investment Income (Loss) to Average Net Assets          0.09%        0.03%    (0.07)%     (0.13)%     (0.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           0.09%        0.03%    (0.07)%     (0.13)%     (0.10)%
Portfolio Turnover Rate                                                 52%         65%       38%         28%         22%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Growth and Income Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                             Year Ended December 31,             For the Period  For the Period
Enterprise Growth and Income Fund                  ------------------------------------------       10/1/97          7/17/97
(Class A)                                           2001       2000       1999         1998     through 12/31/97 through 9/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                $ 38.55    $ 38.57    $ 29.01      $ 25.19        $25.71          $25.05
                                                   -------    -------    -------      -------        ------          ------
Net Investment Income (Loss)                          0.07/F/    0.06/F/    0.00/F,G/    0.14          0.01            0.00/G/
Net Realized and Unrealized Gain (Loss) on
 Investments                                         (5.59)     (0.08)      9.57         4.00          0.04            0.66
                                                   -------    -------    -------      -------        ------          ------
Total from Investment Operations                     (5.52)     (0.02)      9.57         4.14          0.05            0.66
                                                   -------    -------    -------      -------        ------          ------
Dividends from Net Investment Income                    --         --         --        (0.09)        (0.11)             --
Distributions from Capital Gains                     (0.15)        --      (0.01)       (0.23)        (0.46)             --
                                                   -------    -------    -------      -------        ------          ------
Total Distributions                                  (0.15)        --      (0.01)       (0.32)        (0.57)             --
                                                   -------    -------    -------      -------        ------          ------
Net Asset Value End of Period                      $ 32.88    $ 38.55    $ 38.57      $ 29.01        $25.19          $25.71
                                                   =======    =======    =======      =======        ======          ======
Total Return/C/                                     (14.32)%    (0.05)%    32.97%       16.50%         0.20%/B/        2.63%/B/
Net Assets End of Period (in thousands)            $84,159    $94,885    $65,759      $16,664        $4,032          $1,109
Ratio of Expenses to Average Net Assets               1.50%      1.50%      1.50%        1.50%         1.50%/A/        1.50%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                       1.59%      1.54%      1.64%        1.93%         2.11%/A/        4.47%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                           0.21%      0.15%      0.00%        0.41%         0.56%/A/        0.07%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                 0.12%      0.11%     (0.15)%      (0.03)%       (0.04)%/A/      (2.90)%/A/
Portfolio Turnover Rate                                  3%        10%         3%           5%            1%/A/          16%/A/



                                                             Year Ended December 31,             For the Period  For the Period
Enterprise Growth and Income Fund                ---------------------------------------------        10/1/97          7/17/97
(Class B)                                          2001         2000        1999        1998     through 12/31/97 through 9/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  37.99     $  38.20     $ 28.90     $ 25.15        $25.68          $25.05
                                                 --------     --------     -------     -------        ------          ------
Net Investment Income (Loss)                        (0.12)/F/    (0.16)/F/   (0.18)/F/    0.05         (0.01)          (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                        (5.50)       (0.05)       9.49        3.95          0.03            0.64
                                                 --------     --------     -------     -------        ------          ------
Total from Investment Operations                    (5.62)       (0.21)       9.31        4.00          0.02            0.63
                                                 --------     --------     -------     -------        ------          ------
Dividends from Net Investment Income                   --           --          --       (0.02)        (0.09)             --
Distributions from Capital Gains                    (0.15)          --       (0.01)      (0.23)        (0.46)             --
                                                 --------     --------     -------     -------        ------          ------
Total Distributions                                 (0.15)          --       (0.01)      (0.25)        (0.55)             --
                                                 --------     --------     -------     -------        ------          ------
Net Asset Value End of Period                    $  32.22     $  37.99     $ 38.20     $ 28.90        $25.15          $25.68
                                                 ========     ========     =======     =======        ======          ======
Total Return/D/                                    (14.80)%      (0.55)%     32.20%      15.95%         0.07%/B/        2.51%/B/
Net Assets End of Period (in thousands)          $118,866     $124,127     $74,597     $21,891        $3,257          $  992
Ratio of Expenses to Average Net Assets              2.05%        2.05%       2.05%       2.05%         2.05%/A/        2.05%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                           2.14%        2.09%       2.19%       2.48%         2.66%/A/        4.59%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                         (0.35)%      (0.40)%     (0.56)%     (0.17)%       (0.02)%/A/      (0.34)%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)               (0.44)%      (0.44)%     (0.70)%     (0.60)%       (0.63)%/A/      (2.87)%/A/
Portfolio Turnover Rate                                 3%          10%          3%          5%            1%/A/          16%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                           Year Ended December 31,            For the Period  For the Period
Enterprise Growth and Income Fund                ------------------------------------------      10/1/97          7/17/97
(Class C)                                         2001        2000        1999        1998    through 12/31/97 through 9/30/97
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 38.03     $ 38.24     $ 28.91     $25.15        $25.68          $25.05
                                                 -------     -------     -------     ------        ------          ------
Net Investment Income (Loss)                       (0.12)/F/   (0.16)/F/   (0.19)/F/   0.06         (0.02)          (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments                                       (5.51)      (0.05)       9.53       3.94          0.05            0.64
                                                 -------     -------     -------     ------        ------          ------
Total from Investment Operations                   (5.63)      (0.21)       9.34       4.00          0.03            0.63
                                                 -------     -------     -------     ------        ------          ------
Dividends from Net Investment Income                  --          --          --      (0.01)        (0.10)             --
Distributions from Capital Gains                   (0.15)         --       (0.01)     (0.23)        (0.46)             --
                                                 -------     -------     -------     ------        ------          ------
Total Distributions                                (0.15)         --       (0.01)     (0.24)        (0.56)             --
                                                 -------     -------     -------     ------        ------          ------
Net Asset Value End of Period                    $ 32.25     $ 38.03     $ 38.24     $28.91        $25.15          $25.68
                                                 =======     =======     =======     ======        ======          ======
Total Return/D/                                   (14.81)%     (0.55)%     32.29%     15.95%         0.10%/B/        2.51%/B/
Net Assets End of Period (in thousands)          $22,263     $22,239     $13,710     $4,654        $  561          $   99
Ratio of Expenses to Average Net Assets             2.05%       2.05%       2.05%      2.05%         2.05%/A/        2.05%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                          2.14%       2.09%       2.20%      2.49%         2.64%/A/        4.60%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                        (0.35)%     (0.40)%     (0.58)%    (0.16)%        0.03%/A/       (0.39)%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)              (0.44)%     (0.43)%     (0.72)%    (0.60)%       (0.56)%/A/      (2.94)%/A/
Portfolio Turnover Rate                                3%         10%          3%         5%            1%/A/          16%/A/



                                                       Year Ended December 31,           For the Period
Enterprise Growth and Income Fund             ----------------------------------------      10/1/97      Year Ended
(Class Y)                                      2001       2000       1999       1998    through 12/31/97  9/30/97
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period           $ 39.08    $ 38.91    $ 29.13    $ 25.24      $ 25.73       $ 20.11
                                              -------    -------    -------    -------      -------       -------
Net Investment Income (Loss)                     0.23/F/    0.23/F/    0.14/F/    0.29         0.06          0.35
Net Realized and Unrealized Gain (Loss) on
 Investments                                    (5.66)     (0.06)      9.65       4.00         0.02          6.18
                                              -------    -------    -------    -------      -------       -------
Total from Investment Operations                (5.43)      0.17       9.79       4.29         0.08          6.53
                                              -------    -------    -------    -------      -------       -------
Dividends from Net Investment Income               --         --         --      (0.17)       (0.11)        (0.20)
Distributions from Capital Gains                (0.15)        --      (0.01)     (0.23)       (0.46)        (0.71)
                                              -------    -------    -------    -------      -------       -------
Total Distributions                             (0.15)        --      (0.01)     (0.40)       (0.57)        (0.91)
                                              -------    -------    -------    -------      -------       -------
Net Asset Value End of Period                 $ 33.50    $ 39.08    $ 38.91    $ 29.13      $ 25.24       $ 25.73
                                              =======    =======    =======    =======      =======       =======
Total Return                                   (13.90)%     0.44%     33.59%     17.08%        0.31%/B/     33.55%
Net Assets End of Period (in thousands)       $13,217    $16,892    $17,116    $18,310      $15,542       $15,428
Ratio of Expenses to Average Net Assets          1.05%      1.05%      1.05%      1.05%        1.05%/A/      0.99%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                       1.14%      1.09%      1.18%      1.48%        1.68%/A/      2.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              0.66%      0.58%      0.41%      0.89%        0.96%/A/      0.88%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)    0.57%      0.54%      0.29%      0.45%        0.33%/A/     (0.33)%
Portfolio Turnover Rate                             3%        10%         3%         5%           1%/A/        16%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise International Growth Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                                  ----------------------------------------------------
Enterprise International Growth Fund (Class A)                     2001        2000        1999        1998     1997
----------------------------------------------------------------- -------     -------     -------     -------  -------
Net Asset Value Beginning of Period                               $ 18.35     $ 23.81     $ 18.89     $ 16.71  $ 17.10
                                                                  -------     -------     -------     -------  -------
Net Investment Income (Loss)                                        (0.07)/F/   (0.16)/F/   (0.11)/F/    0.06     0.08
Net Realized and Unrealized Gain (Loss) on Investments              (5.49)      (4.53)       7.37        2.32     0.73
                                                                  -------     -------     -------     -------  -------
Total from Investment Operations                                    (5.56)      (4.69)       7.26        2.38     0.81
                                                                  -------     -------     -------     -------  -------
Dividends from Net Investment Income                                   --          --       (0.16)      (0.05)   (0.07)
Distributions from Capital Gains                                       --       (0.77)      (2.18)      (0.15)   (1.13)
                                                                  -------     -------     -------     -------  -------
Total Distributions                                                    --       (0.77)      (2.34)      (0.20)   (1.20)
                                                                  -------     -------     -------     -------  -------
Redemption Fees                                                      0.03          --          --          --       --
                                                                  -------     -------     -------     -------  -------
Net Asset Value End of Period                                     $ 12.82     $ 18.35     $ 23.81     $ 18.89  $ 16.71
                                                                  =======     =======     =======     =======  =======
Total Return/C/                                                    (30.14)%    (19.75)%     39.76%      14.28%    4.75%
Net Assets End of Period (in thousands)                           $34,589     $49,770     $55,426     $41,458  $38,020
Ratio of Expenses to Average Net Assets                              1.96%       1.85%       1.94%       2.00%    2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.96%       1.85%       1.94%       2.11%    2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.50)%     (0.76)%     (0.53)%      0.30%    0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (0.50)%     (0.76)%     (0.53)%      0.19%    0.39%
Portfolio Turnover Rate                                                99%         66%        131%         52%      27%

                                                                                  Year Ended December 31,
                                                                  -----------------------------------------------------
Enterprise International Growth Fund (Class B)                     2001         2000        1999        1998      1997
----------------------------------------------------------------- -------      -------     -------     -------   ------
Net Asset Value Beginning of Period                               $ 17.89      $ 23.40     $ 18.62     $ 16.53   $16.97
                                                                  -------      -------     -------     -------   ------
Net Investment Income (Loss)                                        (0.16)/F/    (0.27)/F/   (0.21)/F/   (0.04)    0.01
Net Realized and Unrealized Gain (Loss) on Investments              (5.33)       (4.47)       7.23        2.28     0.69
                                                                  -------      -------     -------     -------   ------
Total from Investment Operations                                    (5.49)       (4.74)       7.02        2.24     0.70
                                                                  -------      -------     -------     -------   ------
Dividends from Net Investment Income                                   --           --       (0.06)         --    (0.01)
Distributions from Capital Gains                                       --        (0.77)      (2.18)      (0.15)   (1.13)
                                                                  -------      -------     -------     -------   ------
Total Distributions                                                    --        (0.77)      (2.24)      (0.15)   (1.14)
                                                                  -------      -------     -------     -------   ------
Redemption Fees                                                        --
                                                                  -------      -------     -------     -------   ------
Net Asset Value End of Period                                     $ 12.40      $ 17.89     $ 23.40     $ 18.62   $16.53
                                                                  =======      =======     =======     =======   ======
Total Return/D/                                                    (30.69)%/B/  (20.32)%     39.02%      13.57%    4.17%
Net Assets End of Period (in thousands)                           $21,738      $26,569     $23,475     $16,008   $9,878
Ratio of Expenses to Average Net Assets                              2.53%        2.40%       2.48%       2.55%    2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.53%        2.40%       2.48%       2.66%    2.67%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                         (1.13)%      (1.32)%     (1.10)%     (0.28)%  (0.06)%
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                               (1.13)%      (1.32)%     (1.10)%     (0.39)%  (0.18)%
Portfolio Turnover Rate                                                99%          66%        131%         52%      27%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------


                                                                      Year Ended December 31,           For the Period From
                                                            -----------------------------------------         5/1/97
Enterprise International Growth Fund (Class C)               2001        2000        1999       1998     through 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 18.04     $ 23.59     $18.77     $16.66         $17.51
                                                            -------     -------     ------     ------         ------
Net Investment Income (Loss)                                  (0.15)/F/   (0.27)/F/  (0.22)/F/  (0.04)         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments        (5.39)      (4.51)      7.29       2.31           0.39
                                                            -------     -------     ------     ------         ------
Total from Investment Operations                              (5.54)      (4.78)      7.07       2.27           0.36
                                                            -------     -------     ------     ------         ------
Dividends from Net Investment Income                             --          --      (0.07)     (0.01)         (0.08)
Distributions from Capital Gains                                 --       (0.77)     (2.18)     (0.15)         (1.13)
                                                            -------     -------     ------     ------         ------
Total Distributions                                              --       (0.77)     (2.25)     (0.16)         (1.21)
                                                            -------     -------     ------     ------         ------
Net Asset Value End of Period                               $ 12.50     $ 18.04     $23.59     $18.77         $16.66
                                                            =======     =======     ======     ======         ======
Total Return/D/                                              (30.71)%    (20.33)%    38.95%     13.64%          2.07%/B/
Net Assets End of Period (in thousands)                     $ 8,512     $ 7,750     $5,771     $3,498         $1,113
Ratio of Expenses to Average Net Assets                        2.52%       2.40%      2.48%      2.55%          2.55%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                2.52%       2.40%      2.48%      2.67%          2.75%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets   (1.12)%     (1.32)%    (1.12)%    (0.35)%        (0.51)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                    (1.12)%     (1.32)%    (1.12)%    (0.47)%        (0.71)%/A/
Portfolio Turnover Rate                                          99%         66%       131%        52%            27%/A/

                                                                           Year Ended December 31,
                                                            ----------------------------------------------------
Enterprise International Growth Fund (Class Y)               2001        2000        1999        1998     1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 18.41     $ 23.82     $ 18.88     $ 16.71  $ 17.10
                                                            -------     -------     -------     -------  -------
Net Investment Income (Loss)                                  (0.02)/F/   (0.06)/F/   (0.03)/F/    0.14     0.17
Net Realized and Unrealized Gain (Loss) on Investments        (5.49)      (4.58)       7.40        2.32     0.72
                                                            -------     -------     -------     -------  -------
Total from Investment Operations                              (5.51)      (4.64)       7.37        2.46     0.89
                                                            -------     -------     -------     -------  -------
Dividends from Net Investment Income                             --          --       (0.25)      (0.14)   (0.15)
Distributions from Capital Gains                                 --       (0.77)      (2.18)      (0.15)   (1.13)
                                                            -------     -------     -------     -------  -------
Total Distributions                                              --       (0.77)      (2.43)      (0.29)   (1.28)
                                                            -------     -------     -------     -------  -------
Net Asset Value End of Period                               $ 12.90     $ 18.41     $ 23.82     $ 18.88  $ 16.71
                                                            =======     =======     =======     =======  =======
Total Return                                                 (29.93)%    (19.53)%     40.39%      14.73%    5.21%
Net Assets End of Period (in thousands)                     $13,797     $20,515     $20,738     $13,379  $10,986
Ratio of Expenses to Average Net Assets                        1.53%       1.39%       1.48%       1.55%    1.55%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                1.53%       1.39%       1.48%       1.66%    1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets   (0.12)%      0.30%      (0.14)%      0.75%    0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                    (0.12)%      0.30%      (0.14)%      0.64%    0.84%
Portfolio Turnover Rate                                          99%         66%        131%         52%      27%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Global Financial Services Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                           Year Ended December 31,      For the Period
                                                                       ----------------------------        10/1/98
Enterprise Global Financial Services Fund (Class A)                     2001       2000       1999     through 12/31/98
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $  6.62    $  5.58    $ 6.05         $ 5.00
                                                                       -------    -------    ------         ------
Net Investment Income (Loss)                                              0.04/F/    0.05/F/   0.06/F/        0.01
Net Realized and Unrealized Gain (Loss) on Investments                   (0.60)      1.17     (0.37)          1.04
                                                                       -------    -------    ------         ------
Total from Investment Operations                                         (0.56)      1.22     (0.31)          1.05
                                                                       -------    -------    ------         ------
Dividends from Net Investment Income                                     (0.05)     (0.05)    (0.04)            --
Distributions from Capital Gains                                         (0.19)     (0.13)    (0.12)            --
                                                                       -------    -------    ------         ------
Total Distributions                                                      (0.24)     (0.18)    (0.16)            --
                                                                       -------    -------    ------         ------
Net Asset Value End of Period                                          $  5.82    $  6.62    $ 5.58         $ 6.05
                                                                       =======    =======    ======         ======
Total Return/C/                                                          (8.37)%    21.90%    (5.01)%        21.00%/B/
Net Assets End of Period (in thousands)                                $13,715    $15,674    $5,179         $1,426
Ratio of Expenses to Average Net Assets                                   1.75%      1.75%     1.75%          1.75%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.92%      2.03%     2.92%          6.58%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets               0.67%      0.90%     1.00%          0.16%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           0.50%      0.62%    (0.17)%        (4.68)%/A/
Portfolio Turnover Rate                                                     56%        26%       16%             2%



                                                                          Year Ended December 31,      For the Period
                                                                       ---------------------------        10/1/98
Enterprise Global Financial Services Fund (Class B)                     2001      2000       1999     through 12/31/98
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 6.57    $  5.55    $ 6.03         $ 5.00
                                                                       ------    -------    ------         ------
Net Investment Income (Loss)                                             0.01/F/    0.02/F/   0.03/F/        0.01
Net Realized and Unrealized Gain (Loss) on Investments                  (0.59)      1.15     (0.37)          1.02
                                                                       ------    -------    ------         ------
Total from Investment Operations                                        (0.58)      1.17     (0.34)          1.03
                                                                       ------    -------    ------         ------
Dividends from Net Investment Income                                    (0.02)     (0.02)    (0.02)            --
Distributions from Capital Gains                                        (0.19)     (0.13)    (0.12)            --
                                                                       ------    -------    ------         ------
Total Distributions                                                     (0.21)     (0.15)    (0.14)            --
                                                                       ------    -------    ------         ------
Net Asset Value End of Period                                          $ 5.78    $  6.57    $ 5.55         $ 6.03
                                                                       ======    =======    ======         ======
Total Return/D/                                                         (8.84)%    21.18%    (5.50)%        20.60%/B/
Net Assets End of Period (in thousands)                                $9,429    $10,252    $4,661         $1,023
Ratio of Expenses to Average Net Assets                                  2.30%      2.30%     2.30%          2.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.47%      2.61%     3.49%          7.50%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              0.14%      0.31%     0.44%         (0.49)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                         (0.04)%     0.00%    (0.75)%        (5.69)%/A/
Portfolio Turnover Rate                                                    56%        26%       16%             2%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                          Year Ended December 31,     For the Period
                                                                       --------------------------        10/1/98
Enterprise Global Financial Services Fund (Class C)                     2001      2000      1999     through 12/31/98
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 6.57    $ 5.56    $ 6.03         $ 5.00
                                                                       ------    ------    ------         ------
Net Investment Income (Loss)                                             0.01/F/   0.02/F/   0.02/F/        0.01
Net Realized and Unrealized Gain (Loss) on Investments                  (0.59)     1.15     (0.34)          1.02
                                                                       ------    ------    ------         ------
Total from Investment Operations                                        (0.58)     1.17     (0.32)          1.03
                                                                       ------    ------    ------         ------
Dividends from Net Investment Income                                    (0.02)    (0.03)    (0.03)            --
Distributions from Capital Gains                                        (0.19)    (0.13)    (0.12)            --
                                                                       ------    ------    ------         ------
Total Distributions                                                     (0.21)    (0.16)    (0.15)            --
                                                                       ------    ------    ------         ------
Net Asset Value End of Period                                          $ 5.78    $ 6.57    $ 5.56         $ 6.03
                                                                       ======    ======    ======         ======
Total Return/D/                                                         (8.73)%   21.07%    (5.31)%        20.60%/B/
Net Assets End of Period (in thousands)                                $2,056    $1,903    $  718         $  218
Ratio of Expenses to Average Net Assets                                  2.30%     2.30%     2.30%          2.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.47%     2.59%     3.50%          6.42%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              0.10%     0.27%     0.39%         (0.33)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                         (0.07)%   (0.02)%   (0.81)%        (4.45)%/A/
Portfolio Turnover Rate                                                    56%       26%       16%             2%



                                                                          Year Ended December 31,     For the Period
                                                                       --------------------------        10/1/98
Enterprise Global Financial Services Fund (Class Y)                     2001      2000      1999     through 12/31/98
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 6.64    $ 5.59    $ 6.05         $ 5.00
                                                                       ------    ------    ------         ------
Net Investment Income (Loss)                                             0.07/F/   0.08/F/   0.10/F/        0.01
Net Realized and Unrealized Gain (Loss) on Investments                  (0.60)     1.17     (0.38)          1.04
                                                                       ------    ------    ------         ------
Total from Investment Operations                                        (0.53)     1.25     (0.28)          1.05
                                                                       ------    ------    ------         ------
Dividends from Net Investment Income                                    (0.08)    (0.07)    (0.06)            --
Distributions from Capital Gains                                        (0.19)    (0.13)    (0.12)            --
                                                                       ------    ------    ------         ------
Total Distributions                                                     (0.27)    (0.20)    (0.18)            --
                                                                       ------    ------    ------         ------
Net Asset Value End of Period                                          $ 5.84    $ 6.64    $ 5.59         $ 6.05
                                                                       ======    ======    ======         ======
Total Return                                                            (7.89)%   22.39%    (4.51)%        21.00%/B/
Net Assets End of Period (in thousands)                                $6,258    $6,770    $5,477         $5,697
Ratio of Expenses to Average Net Assets                                  1.30%     1.30%     1.30%          1.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.47%     1.65%     2.57%          5.09%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              1.12%     1.36%     1.63%          0.61%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          0.94%     1.01%     0.36%         (3.18)%/A/
Portfolio Turnover Rate                                                    56%       26%       16%             2%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                      Enterprise Global Health Care Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                         Year Ended         10/31/00
Enterprise Global Health Care Fund (Class A)                                          December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 9.32           $ 10.00
                                                                                           ------           -------
Net Investment Income (Loss)                                                                (0.09)/F/         (0.04)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.69)            (0.64)
                                                                                           ------           -------
Total from Investment Operations                                                            (0.78)            (0.68)
                                                                                           ------           -------
Dividends from Net Investment Income                                                           --                --
Distributions from Capital Gains                                                               --                --
                                                                                           ------           -------
Total Distributions                                                                            --                --
                                                                                           ------           -------
Net Asset Value End of Period                                                              $ 8.54           $  9.32
                                                                                           ======           =======
Total Return/C/                                                                             (8.37)%           (6.80)%/B/
Net Assets End of Period (in thousands)                                                    $7,903           $ 4,480
Ratio of Expenses to Average Net Assets                                                      1.85%             1.85%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            2.60%             8.65%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (1.15)%           (0.47)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (1.90)%           (7.27)%/A/
Portfolio Turnover Rate                                                                       418%               34%

                                                                                                         For the Period
                                                                                         Year Ended         10/31/00
Enterprise Global Health Care Fund (Class B)                                          December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 9.30           $ 10.00
                                                                                           ------           -------
Net Investment Income (Loss)                                                                (0.14)/F/         (0.07)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      (0.70)            (0.63)
                                                                                           ------           -------
Total from Investment Operations                                                            (0.84)            (0.70)
                                                                                           ------           -------
Dividends from Net Investment Income                                                           --                --
Distributions from Capital Gains                                                               --                --
                                                                                           ------           -------
Total Distributions                                                                            --                --
                                                                                           ------           -------
Net Asset Value End of Period                                                              $ 8.46           $  9.30
                                                                                           ======           =======
Total Return/D/                                                                             (9.03)%           (7.00)%/B/
Net Assets End of Period (in thousands)                                                    $8,619             3,662
Ratio of Expenses to Average Net Assets                                                      2.40%             2.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                            3.13%             9.20%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 (1.71)%           (1.02)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       (2.44)%           (7.82)%/A/
Portfolio Turnover Rate                                                                       418%               34%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                          Year Ended         10/31/00
Enterprise Global Health Care Fund (Class C)                           December 31, 2001 through 12/31/00
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $ 9.30            $10.00
                                                                            ------            ------
Net Investment Income (Loss)                                                 (0.14)/F/         (0.07)/F/
Net Realized and Unrealized Gain (Loss) on Investments                       (0.69)            (0.63)
                                                                            ------            ------
Total from Investment Operations                                             (0.83)            (0.70)
                                                                            ------            ------
Dividends from Net Investment Income                                            --                --
Distributions from Capital Gains                                                --                --
                                                                            ------            ------
Total Distributions                                                             --                --
                                                                            ------            ------
Net Asset Value End of Period                                               $ 8.47            $ 9.30
                                                                            ======            ======
Total Return/D/                                                              (8.92)%           (7.00)%/B/
Net Assets End of Period (in thousands)                                     $3,231            $1,885
Ratio of Expenses to Average Net Assets                                       2.40%             2.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             3.16%             9.20%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                  (1.70)%           (1.02)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (2.46)%           (7.82)%/A/
Portfolio Turnover Rate                                                        418%               34%

                                                                                          For the Period
                                                                          Year Ended         10/31/00
Enterprise Global Health Care Fund (Class Y)                           December 31, 2001 through 12/31/00
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $ 9.33            $10.00
                                                                            ------            ------
Net Investment Income (Loss)                                                 (0.06)/F/          0.00/F/
Net Realized and Unrealized Gain (Loss) on Investments                       (0.70)            (0.67)
                                                                            ------            ------
Total from Investment Operations                                             (0.76)            (0.67)
                                                                            ------            ------
Dividends from Net Investment Income                                            --                --
Distributions from Capital Gains                                                --                --
                                                                            ------            ------
Total Distributions                                                             --                --
                                                                            ------            ------
Net Asset Value End of Period                                               $ 8.57            $ 9.33
                                                                            ======            ======
Total Return                                                                 (8.15)%           (6.70)%/B/
Net Assets End of Period (in thousands)                                     $  269            $  281
Ratio of Expenses to Average Net Assets                                       1.40%             1.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             2.18%             8.20%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.68)%           (0.03)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (1.46)%           (6.83)%/A/
Portfolio Turnover Rate                                                        418%               34%



                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                  Enterprise Global Socially Responsive Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                          Year Ended         9/29/00
Enterprise Global Socially Responsive Fund (Class A)                   December 31, 2001 through 12/31/00
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $  9.75          $ 10.00
                                                                            -------          -------
Net Investment Income (Loss)                                                   0.01/F/          0.08/F/
Net Realized and Unrealized Gain (Loss) on Investments                        (1.05)           (0.33)
                                                                            -------          -------
Total from Investment Operations                                              (1.04)           (0.25)
                                                                            -------          -------
Dividends from Net Investment Income                                             --               --
Distributions from Capital Gains                                              (0.02)              --
                                                                            -------          -------
Total Distributions                                                           (0.02)              --
                                                                            -------          -------
Net Asset Value End of Period                                               $  8.69          $  9.75
                                                                            =======          =======
Total Return/C/                                                              (10.70)%          (2.50)%/B/
Net Assets End of Period (in thousands)                                     $ 2,053          $ 1,103
Ratio of Expenses to Average Net Assets                                        1.75%            1.75%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              4.05%           13.03%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                    0.10%            0.88%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (2.20)%         (10.40)%/A/
Portfolio Turnover Rate                                                          44%              16%

                                                                                          For the Period
                                                                          Year Ended         9/29/00
Enterprise Global Socially Responsive Fund (Class B)                   December 31, 2001 through 12/31/00
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $  9.74          $ 10.00
                                                                            -------          -------
Net Investment Income (Loss)                                                  (0.04)/F/         0.03/F/
Net Realized and Unrealized Gain (Loss) on Investments                        (1.06)           (0.29)
                                                                            -------          -------
Total from Investment Operations                                              (1.10)           (0.26)
                                                                            -------          -------
Dividends from Net Investment Income                                             --               --
Distributions from Capital Gains                                              (0.02)              --
                                                                            -------          -------
Total Distributions                                                           (0.02)              --
                                                                            -------          -------
Net Asset Value End of Period                                               $  8.62          $  9.74
                                                                            =======          =======
Total Return/D/                                                              (11.33)%          (2.60)%/B/
Net Assets End of Period (in thousands)                                     $ 1,036          $   588
Ratio of Expenses to Average Net Assets                                        2.30%            2.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              4.61%           13.58%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.43)%           0.33%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (2.74)%         (10.95)%/A/
Portfolio Turnover Rate                                                          44%              16%


                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                          Year Ended         9/29/00
Enterprise Global Socially Responsive Fund (Class C)                   December 31, 2001 through 12/31/00
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $  9.74          $  10.00
                                                                            -------          --------
Net Investment Income (Loss)                                                  (0.04)/F/       0.04/F/
Net Realized and Unrealized Gain (Loss) on Investments                        (1.06)            (0.30)
                                                                            -------          --------
Total from Investment Operations                                              (1.10)            (0.26)
                                                                            -------          --------
Dividends from Net Investment Income                                             --                --
Distributions from Capital Gains                                              (0.02)               --
                                                                            -------          --------
Total Distributions                                                           (0.02)               --
                                                                            -------          --------
Net Asset Value End of Period                                               $  8.62          $   9.74
                                                                            =======          ========
Total Return/D/                                                              (11.33)%           (2.60)%/B/
Net Assets End of Period (in thousands)                                     $   475          $    361
Ratio of Expenses to Average Net Assets                                        2.30%             2.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              4.63%            13.58%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.43)%            0.45%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (2.76)%          (10.83)%/A/
Portfolio Turnover Rate                                                          44%               16%

                                                                                          For the Period
                                                                          Year Ended         9/29/00
Enterprise Global Socially Responsive Fund (Class Y)                   December 31, 2001 through 12/31/00
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                         $  9.76          $  10.00
                                                                            -------          --------
Net Investment Income (Loss)                                                   0.05/F/        0.12/F/
Net Realized and Unrealized Gain (Loss) on Investments                        (1.05)            (0.36)
                                                                            -------          --------
Total from Investment Operations                                              (1.00)            (0.24)
                                                                            -------          --------
Dividends from Net Investment Income                                             --                --
Distributions from Capital Gains                                              (0.02)               --
                                                                            -------          --------
Total Distributions                                                           (0.02)               --
                                                                            -------          --------
Net Asset Value End of Period                                               $  8.74          $   9.76
                                                                            =======          ========
Total Return                                                                 (10.28)%           (2.40)%/B/
Net Assets End of Period (in thousands)                                     $   120          $     98
Ratio of Expenses to Average Net Assets                                        1.30%             1.30%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              3.63%            12.58%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                    0.57%             1.59%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (1.76)%           (9.70)%/A/
Portfolio Turnover Rate                                                          44%               16%


                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Global Technology Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                       For Year Ended       6/30/00
Enterprise Global Technology Fund (Class A)                                           December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  5.85          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.06)/F/        (0.13)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (2.71)           (4.02)
                                                                                           -------          -------
Total from Investment Operations                                                             (2.77)           (4.15)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  3.08          $  5.85
                                                                                           =======          =======
Total Return/C/                                                                             (47.35)%         (41.50)%/B/
Net Assets End of Period (in thousands)                                                    $ 4,009          $10,093
Ratio of Expenses to Average Net Assets                                                       1.90%            1.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.65%            2.28%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (1.50)%          (1.51)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.25)%          (1.88)%/A/
Portfolio Turnover Rate                                                                        195%             105%


                                                                                                         For the Period
                                                                                       For Year Ended       6/30/00
Enterprise Global Technology Fund (Class B)                                           December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  5.82          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.08)/F/        (0.18)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (2.69)           (4.00)
                                                                                           -------          -------
Total from Investment Operations                                                             (2.77)           (4.18)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  3.05          $  5.82
                                                                                           =======          =======
Total Return/D/                                                                             (47.59)%         (41.80)%/B/
Net Assets End of Period (in thousands)                                                    $ 3,284          $ 7,011
Ratio of Expenses to Average Net Assets                                                       2.45%            2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.20%            2.82%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (2.05)%          (2.06)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.80)%          (2.42)%/A/
Portfolio Turnover Rate                                                                        195%             105%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                       For Year Ended       6/30/00
Enterprise Global Technology Fund (Class C)                                           December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  5.82          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.08)/F/        (0.18)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (2.69)           (4.00)
                                                                                           -------          -------
Total from Investment Operations                                                             (2.77)           (4.18)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  3.05          $  5.82
                                                                                           =======          =======
Total Return/D/                                                                             (47.59)%         (41.80)%/B/
Net Assets End of Period (in thousands)                                                    $   892          $ 2,308
Ratio of Expenses to Average Net Assets                                                       2.45%            2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             3.19%            2.82%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (2.04)%          (2.06)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (2.78)%          (2.42)%/A/
Portfolio Turnover Rate                                                                        195%             105%


                                                                                                         For the Period
                                                                                       For Year Ended       6/30/00
Enterprise Global Technology Fund (Class Y)                                           December 31, 2001 through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $  5.87          $ 10.00
                                                                                           -------          -------
Net Investment Income (Loss)                                                                 (0.04)/F/        (0.09)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                       (2.72)           (4.04)
                                                                                           -------          -------
Total from Investment Operations                                                             (2.76)           (4.13)
                                                                                           -------          -------
Dividends from Net Investment Income                                                            --               --
Distributions from Capital Gains                                                                --               --
                                                                                           -------          -------
Total Distributions                                                                             --               --
                                                                                           -------          -------
Net Asset Value End of Period                                                              $  3.11          $  5.87
                                                                                           =======          =======
Total Return                                                                                (47.02)%         (41.30)%/B/
Net Assets End of Period (in thousands)                                                    $   158          $   367
Ratio of Expenses to Average Net Assets                                                       1.45%            1.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.20%            1.89%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (1.05)%          (0.97)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (1.80)%          (1.41)%/A/
Portfolio Turnover Rate                                                                        195%             105%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Internet Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,  For the Period
                                                                       -----------------------      7/1/99
Enterprise Internet Fund (Class A)                                      2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 15.47     $ 31.72         $  10.00
                                                                       -------     -------         --------
Net Investment Income (Loss)                                             (0.17)/F/   (0.47)/F/        (0.12)/F/
Net Realized and Unrealized Gain (Loss) on Investments                   (5.08)     (15.68)           22.19
                                                                       -------     -------         --------
Total from Investment Operations                                         (5.25)     (16.15)           22.07
                                                                       -------     -------         --------
Dividends from Net Investment Income                                        --          --               --
Distributions from Capital Gains                                            --       (0.10)           (0.35)
                                                                       -------     -------         --------
Total Distributions                                                         --       (0.10)           (0.35)
                                                                       -------     -------         --------
Redemption Fees                                                           0.00/G/       --               --
                                                                       -------     -------         --------
Net Asset Value End of Period                                          $ 10.22     $ 15.47         $  31.72
                                                                       =======     =======         ========
Total Return/C/                                                         (33.94)%    (51.10)%         220.79%/B/
Net Assets End of Period (in thousands)                                $49,028     $90,800         $119,283
Ratio of Expenses to Average Net Assets                                   1.90%       1.86%            1.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.11%       1.86%            2.04%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.36)%     (1.64)%          (1.28)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          (1.57)%     (1.64)%          (1.42)%/A/
Portfolio Turnover Rate                                                    331%        256%              31%

                                                                       Year Ended December 31,  For the Period
                                                                       -----------------------      7/1/99
Enterprise Internet Fund (Class B)                                      2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 15.36     $ 31.65         $  10.00
                                                                       -------     -------         --------
Net Investment Income (Loss)                                             (0.23)/F/   (0.62)/F/        (0.18)/F/
Net Realized and Unrealized Gain (Loss) on Investments                   (5.03)     (15.57)           22.18
                                                                       -------     -------         --------
Total from Investment Operations                                         (5.26)     (16.19)           22.00
                                                                       -------     -------         --------
Dividends from Net Investment Income                                        --          --               --
Distributions from Capital Gains                                            --       (0.10)           (0.35)
                                                                       -------     -------         --------
Total Distributions                                                         --       (0.10)           (0.35)
                                                                       -------     -------         --------
Redemption Fees                                                             --          --               --
                                                                       -------     -------         --------
Net Asset Value End of Period                                          $ 10.10     $ 15.36         $  31.65
                                                                       =======     =======         ========
Total Return/D/                                                         (34.24)%    (51.34)%         220.09%/B/
Net Assets End of Period (in thousands)                                $57,356     $98,049         $107,176
Ratio of Expenses to Average Net Assets                                   2.45%       2.41%            2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.66%       2.41%            2.56%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.91)%     (2.20)%          (1.85)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          (2.12)%     (2.20)%          (1.96)%/A/
Portfolio Turnover Rate                                                    331%        256%              31%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,   For the Period
                                                                       -----------------------       7/1/99
Enterprise Internet Fund (Class C)                                       2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                     $ 15.35     $ 31.65         $ 10.00
                                                                       --------     -------         -------
Net Investment Income (Loss)                                              (0.23)/F/   (0.63)/F/       (0.17)/F/
Net Realized and Unrealized Gain (Loss) on Investments                    (5.03)     (15.57)          22.17
                                                                       --------     -------         -------
Total from Investment Operations                                          (5.26)     (16.20)          22.00
                                                                       --------     -------         -------
Dividends from Net Investment Income                                         --          --              --
Distributions from Capital Gains                                             --       (0.10)          (0.35)
                                                                       --------     -------         -------
Total Distributions                                                          --       (0.10)          (0.35)
                                                                       --------     -------         -------
Redemption Fees                                                              --          --              --
                                                                       --------     -------         -------
Net Asset Value End of Period                                           $ 10.09     $ 15.35         $ 31.65
                                                                       ========     =======         =======
Total Return/D/                                                          (34.27)%    (51.37)%        220.09%/B/
Net Assets End of Period (in thousands)                                 $15,021     $31,162         $35,448
Ratio of Expenses to Average Net Assets                                    2.45%       2.41%           2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          2.66%       2.41%           2.57%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets               (1.90)%     (2.20)%         (1.84)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           (2.11)%     (2.20)%         (1.96)%/A/
Portfolio Turnover Rate                                                     331%        256%             31%

                                                                       Year Ended December 31,   For the Period
                                                                       -----------------------       7/1/99
Enterprise Internet Fund (Class Y)                                       2001        2000       through 12/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                     $ 15.60     $ 31.82         $ 10.00
                                                                       --------     -------         -------
Net Investment Income (Loss)                                              (0.11)/F/   (0.34)/F/       (0.06)/F/
Net Realized and Unrealized Gain (Loss) on Investments                    (5.14)     (15.78)          22.23
                                                                       --------     -------         -------
Total from Investment Operations                                          (5.25)     (16.12)          22.17
                                                                       --------     -------         -------
Dividends from Net Investment Income                                         --          --              --
Distributions from Capital Gains                                             --       (0.10)          (0.35)
                                                                       --------     -------         -------
Total Distributions                                                          --       (0.10)          (0.35)
                                                                       --------     -------         -------
Redemption Fees                                                              --          --              --
                                                                       --------     -------         -------
Net Asset Value End of Period                                           $ 10.35     $ 15.60         $ 31.82
                                                                       ========     =======         =======
Total Return                                                             (33.65)%    (50.84)%        221.79%/B/
Net Assets End of Period (in thousands)                                 $   430     $   605         $ 1,381
Ratio of Expenses to Average Net Assets                                   1.45%        1.39%           1.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          1.66%       1.39%           1.79%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.93)%     (1.16)%         (0.68)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           (1.14)%     (1.16)%         (1.02)%/A/
Portfolio Turnover Rate                                                     331%        256%             31%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                   Enterprise Mergers and Acquisitions Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        For the Period
                                                                                           02/28/01
Enterprise Mergers and Acquisitions Fund (Class A)                                    through 12/31/2001
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 10.00
                                                                                           -------
Net Investment Income (Loss)                                                                  0.01/F/
Net Realized and Unrealized Gain (Loss) on Investments                                        0.21
                                                                                           -------
Total from Investment Operations                                                              0.22
                                                                                           -------
Dividends from Net Investment Income                                                            --
Distributions from Capital Gains                                                             (0.12)
                                                                                           -------
Total Distributions                                                                          (0.12)
                                                                                           -------
Net Asset Value End of Period                                                              $ 10.10
                                                                                           =======
Total Return/C/                                                                               2.22%/B/
Net Assets End of Period (in thousands)                                                    $23,876
Ratio of Expenses to Average Net Assets                                                       1.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.11%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.16%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (0.05)%/A/
Portfolio Turnover Rate                                                                        238%

                                                                                        For the Period
                                                                                           02/28/01
Enterprise Mergers and Acquisitions Fund (Class B)                                    through 12/31/2001
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 10.00
                                                                                           -------
Net Investment Income (Loss)                                                                 (0.03)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                        0.20
                                                                                           -------
Total from Investment Operations                                                              0.17
                                                                                           -------
Dividends from Net Investment Income                                                            --
Distributions from Capital Gains                                                             (0.12)
                                                                                           -------
Total Distributions                                                                          (0.12)
                                                                                           -------
Net Asset Value End of Period                                                              $ 10.05
                                                                                           =======
Total Return/D/                                                                               1.72%/B/
Net Assets End of Period (in thousands)                                                    $21,195
Ratio of Expenses to Average Net Assets                                                       2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.66%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (0.37)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (0.58)%/A/
Portfolio Turnover Rate                                                                        238%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        For the Period
                                                                                           02/28/01
Enterprise Mergers and Acquisitions Fund (Class C)                                    through 12/31/2001
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 10.00
                                                                                           -------
Net Investment Income (Loss)                                                                 (0.03)/F/
Net Realized and Unrealized Gain (Loss) on Investments                                        0.20
                                                                                           -------
Total from Investment Operations                                                              0.17
                                                                                           -------
Dividends from Net Investment Income                                                            --
Distributions from Capital Gains                                                             (0.12)
                                                                                           -------
Total Distributions                                                                          (0.12)
                                                                                           -------
Net Asset Value End of Period                                                              $ 10.05
                                                                                           =======
Total Return/D/                                                                               1.72%/B/
Net Assets End of Period (in thousands)                                                    $11,543
Ratio of Expenses to Average Net Assets                                                       2.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             2.66%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                  (0.37)%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)        (0.58)%/A/
Portfolio Turnover Rate                                                                        238%

                                                                                        For the Period
                                                                                           02/28/01
Enterprise Mergers and Acquisitions Fund (Class Y)                                    through 12/31/2001
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                        $ 10.00
                                                                                           -------
Net Investment Income (Loss)                                                                  0.06/F/
Net Realized and Unrealized Gain (Loss) on Investments                                        0.19
                                                                                           -------
Total from Investment Operations                                                              0.25
                                                                                           -------
Dividends from Net Investment Income                                                            --
Distributions from Capital Gains                                                             (0.12)
                                                                                           -------
Total Distributions                                                                          (0.12)
                                                                                           -------
Net Asset Value End of Period                                                              $ 10.13
                                                                                           =======
Total Return                                                                                  2.52%/B/
Net Assets End of Period (in thousands)                                                    $   724
Ratio of Expenses to Average Net Assets                                                       1.45%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                             1.66%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.68%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         0.48%/A/
Portfolio Turnover Rate                                                                        238%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                           Enterprise Balanced Fund
                             FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                 Year Ended December 31,   For the Period
                                                                 -----------------------      7/1/99
Enterprise Balanced Fund (Class A)                                  2001         2000     through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 5.19       $ 5.35         $ 5.00
                                                                   ------       ------         ------
Net Investment Income (Loss)                                         0.08/F/      0.08/F/        0.03/F/
Net Realized and Unrealized Gain (Loss) on Investments              (0.31)       (0.12)          0.34
                                                                   ------       ------         ------
Total from Investment Operations                                    (0.23)       (0.04)          0.37
                                                                   ------       ------         ------
Dividends from Net Investment Income                                (0.07)       (0.07)         (0.02)
Distributions from Capital Gains                                       --        (0.05)            --
                                                                   ------       ------         ------
Total Distributions                                                 (0.07)       (0.12)         (0.02)
                                                                   ------       ------         ------
Net Asset Value End of Period                                      $ 4.89       $ 5.19         $ 5.35
                                                                   ======       ======         ======
Total Return/C/                                                     (4.39)%      (0.65)%         7.53%/B/
Net Assets End of Period (in thousands)                            $8,160       $7,455         $4,946
Ratio of Expenses to Average Net Assets                              1.38%        1.40%          1.40%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.92%        2.31%          4.79%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets          1.57%        1.64%          1.33%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
  (Excluding Reimbursement)                                          1.03%        0.73%         (2.05)%/A/
Portfolio Turnover Rate                                                39%          54%            20%



                                                                  Year Ended December 31,  For the Period
                                                                  -----------------------     7/1/99
Enterprise Balanced Fund (Class B)                                  2001         2000     through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 5.18       $ 5.35         $ 5.00
                                                                   ------       ------         ------
Net Investment Income (Loss)                                         0.05/F/      0.06/F/        0.02/F/
Net Realized and Unrealized Gain (Loss) on Investments              (0.30)       (0.13)          0.35
                                                                   ------       ------         ------
Total from Investment Operations                                    (0.25)       (0.07)          0.37
                                                                   ------       ------         ------
Dividends from Net Investment Income                                (0.05)       (0.05)         (0.02)
Distributions from Capital Gains                                       --        (0.05)            --
                                                                   ------       ------         ------
Total Distributions                                                 (0.05)       (0.10)         (0.02)
                                                                   ------       ------         ------
Net Asset Value End of Period                                      $ 4.88       $ 5.18         $ 5.35
                                                                   ======       ======         ======
Total Return/D/                                                     (4.87)%      (1.34)%         7.36%/B/
Net Assets End of Period (in thousands)                            $7,845       $6,378         $4,409
Ratio of Expenses to Average Net Assets                              1.93%        1.95%          1.95%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.47%        2.86%          4.87%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets          1.02%        1.08%          0.79%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
  (Excluding Reimbursement)                                          0.48%        0.17%         (2.12)%/A/
Portfolio Turnover Rate                                                39%          54%            20%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                  Year Ended December 31,  For the Period
                                                                  -----------------------     7/1/99
Enterprise Balanced Fund (Class C)                                  2001         2000     through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 5.18       $ 5.35         $ 5.00
                                                                   ------       ------         ------
Net Investment Income (Loss)                                         0.05/F/      0.06/F/        0.02/F/
Net Realized and Unrealized Gain (Loss) on Investments              (0.31)       (0.12)          0.34
                                                                   ------       ------         ------
Total from Investment Operations                                    (0.26)       (0.06)          0.36
                                                                   ------       ------         ------
Dividends from Net Investment Income                                (0.05)       (0.06)         (0.01)
Distributions from Capital Gains                                       --        (0.05)            --
                                                                   ------       ------         ------
Total Distributions                                                 (0.05)       (0.11)         (0.01)
                                                                   ------       ------         ------
Net Asset Value End of Period                                      $ 4.87       $ 5.18         $ 5.35
                                                                   ======       ======         ======
Total Return/D/                                                     (5.07)%      (1.18)%         7.32%/B/
Net Assets End of Period (in thousands)                            $2,187       $1,848         $  701
Ratio of Expenses to Average Net Assets                              1.93%        1.95%          1.95%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.47%        2.82%          5.33%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets          1.02%        1.10%          0.78%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           0.48%        0.23%         (2.60)%/A/
Portfolio Turnover Rate                                                39%          54%            20%



                                                                  Year Ended December 31, For the Period
                                                                  -----------------------     7/1/99
Enterprise Balanced Fund (Class Y)                                  2001         2000     through 12/31/99
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 5.20       $ 5.36         $ 5.00
                                                                   ------       ------         ------
Net Investment Income (Loss)                                         0.10/F/      0.11/F/        0.05/F/
Net Realized and Unrealized Gain (Loss) on Investments              (0.31)       (0.12)          0.34
                                                                   ------       ------         ------
Total from Investment Operations                                    (0.21)       (0.01)          0.39
                                                                   ------       ------         ------
Dividends from Net Investment Income                                (0.09)       (0.10)         (0.03)
Distributions from Capital Gains                                       --        (0.05)            --
                                                                   ------       ------         ------
Total Distributions                                                 (0.09)       (0.15)         (0.03)
                                                                   ------       ------         ------
Net Asset Value End of Period                                      $ 4.90       $ 5.20         $ 5.36
                                                                   ======       ======         ======
Total Return                                                        (3.98)%      (0.25)%         7.91%/B/
Net Assets End of Period (in thousands)                            $  108       $  106         $  109
Ratio of Expenses to Average Net Assets                              0.93%        0.95%          0.95%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.47%        1.89%          6.06%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets          2.02%        2.06%          1.74%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           1.48%        1.12%         (3.36)%/A/
Portfolio Turnover Rate                                                39%          54%            20%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                            Enterprise Managed Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                  ----------------------------------------------------------
Enterprise Managed Fund (Class A)                                  2001         2000        1999          1998        1997
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  8.03     $   9.06    $   9.26      $   9.25    $   7.97
                                                                  -------     --------    --------      --------    --------
Net Investment Income (Loss)                                        (0.01)/F/     0.06/F/     0.06/F/       0.06        0.04
Net Realized and Unrealized Gain (Loss) on Investments              (0.94)       (0.03)       0.61          0.58        1.64
                                                                  -------     --------    --------      --------    --------
Total from Investment Operations                                    (0.95)        0.03        0.67          0.64        1.68
                                                                  -------     --------    --------      --------    --------
Dividends from Net Investment Income                                   --        (0.07)      (0.06)        (0.05)      (0.04)
Distributions from Capital Gains                                       --        (0.99)      (0.81)        (0.58)      (0.36)
                                                                  -------     --------    --------      --------    --------
Total Distributions                                                    --        (1.06)      (0.87)        (0.63)      (0.40)
                                                                  -------     --------    --------      --------    --------
Net Asset Value End of Period                                     $  7.08     $   8.03    $   9.06      $   9.26    $   9.25
                                                                  =======     ========    ========      ========    ========
Total Return/C/                                                    (11.83)%       0.46%       7.40%         7.05%      21.05%
Net Assets End of Period (in thousands)                           $82,109     $104,057    $144,519      $175,084    $156,608
Ratio of Expenses to Average Net Assets                              1.50%        1.51%       1.48%         1.50%       1.49%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    1.58%        1.52%       1.48%         1.50%       1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.08)%       0.77%       0.60%         0.57%       0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (0.16)%       0.77%       0.60%         0.57%       0.47%
Portfolio Turnover Rate                                               130%          22%         95%           43%         28%
                                                                                    Year Ended December 31,
                                                                  ----------------------------------------------------------
Enterprise Managed Fund (Class B)                                  2001         2000        1999          1998        1997
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  7.93     $   8.96    $   9.17      $   9.19    $   7.93
                                                                  -------     --------    --------      --------    --------
Net Investment Income (Loss)                                        (0.05)/F/     0.02/F/     0.00/F,G/     0.00/G/    (0.01)
Net Realized and Unrealized Gain (Loss) on Investments              (0.92)       (0.04)       0.61          0.57        1.63
                                                                  -------     --------    --------      --------    --------
Total from Investment Operations                                    (0.97)       (0.02)       0.61          0.57        1.62
                                                                  -------     --------    --------      --------    --------
Dividends from Net Investment Income                                   --        (0.02)      (0.01)        (0.01)         --
Distributions from Capital Gains                                       --        (0.99)      (0.81)        (0.58)      (0.36)
                                                                  -------     --------    --------      --------    --------
Total Distributions                                                    --        (1.01)      (0.82)        (0.59)      (0.36)
                                                                  -------     --------    --------      --------    --------
Net Asset Value End of Period                                     $  6.96     $   7.93    $   8.96      $   9.17    $   9.19
                                                                  =======     ========    ========      ========    ========
Total Return/D/                                                    (12.23)%      (0.12)%      6.75%         6.31%      20.45%
Net Assets End of Period (in thousands)                           $93,248     $111,848    $149,098      $161,552    $110,213
Ratio of Expenses to Average Net Assets                              2.05%        2.06%       2.03%         2.05%       2.04%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    2.13%        2.07%       2.03%         2.05%       2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.63)%       0.23%       0.04%         0.02%      (0.09)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                          (0.71)%       0.22%       0.04%         0.02%      (0.09)%
Portfolio Turnover Rate                                               130%          22%         95%           43%         28%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                Year Ended December 31,           For the Period
                                                       -----------------------------------------      5/1/97
Enterprise Managed Fund (Class C)                       2001        2000      1999        1998    through 12/31/97
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $  7.93     $ 8.96    $ 9.09      $  9.21       $ 8.24
                                                       -------     ------    ------      -------       ------
Net Investment Income (Loss)                             (0.05)/F/   0.02/F/   0.00/F,G/   (0.01)          --
Net Realized and Unrealized Gain (Loss) on Investments   (0.92)     (0.04)     0.68         0.49         1.38
                                                       -------     ------    ------      -------       ------
Total from Investment Operations                         (0.97)     (0.02)     0.68         0.48         1.38
                                                       -------     ------    ------      -------       ------
Dividends from Net Investment Income                        --      (0.02)       --        (0.02)       (0.05)
Distributions from Capital Gains                            --      (0.99)    (0.81)       (0.58)       (0.36)
                                                       -------     ------    ------      -------       ------
Total Distributions                                         --      (1.01)    (0.81)       (0.60)       (0.41)
                                                       -------     ------    ------      -------       ------
Net Asset Value End of Period                          $  6.96     $ 7.93    $ 8.96      $  9.09       $ 9.21
                                                       =======     ======    ======      =======       ======
Total Return/D/                                         (12.23)%    (0.15)%    7.64%        5.36%       16.74%/B/
Net Assets End of Period (in thousands)                $ 5,597     $7,382    $9,957      $11,654       $3,614
Ratio of Expenses to Average Net Assets                   2.05%      2.06%     2.03%        2.05%        2.06%/A/
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                           2.13%      2.07%     2.03%        2.05%        2.06%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                  (0.63)%     0.23%     0.05%        0.02%       (0.18)%/A/
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                        (0.71)%     0.22%     0.05%        0.02%       (0.18)%/A/
Portfolio Turnover Rate                                    130%        22%       95%          43%          28%/A/

                                                                    Year Ended December 31,
                                                       -------------------------------------------------
Enterprise Managed Fund (Class Y)                       2001       2000       1999       1998     1997
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $  8.01    $  9.05    $  9.25    $  9.27  $  7.98
                                                       -------    -------    -------    -------  -------
Net Investment Income (Loss)                              0.03/F/    0.10/F/    0.10/F/    0.10     0.08
Net Realized and Unrealized Gain (Loss) on Investments   (0.94)     (0.04)      0.62       0.55     1.64
                                                       -------    -------    -------    -------  -------
Total from Investment Operations                         (0.91)      0.06       0.72       0.65     1.72
                                                       -------    -------    -------    -------  -------
Dividends from Net Investment Income                        --      (0.11)     (0.11)     (0.09)   (0.07)
Distributions from Capital Gains                            --      (0.99)     (0.81)     (0.58)   (0.36)
                                                       -------    -------    -------    -------  -------
Total Distributions                                         --      (1.10)     (0.92)     (0.67)   (0.43)
                                                       -------    -------    -------    -------  -------
Net Asset Value End of Period                          $  7.10    $  8.01    $  9.05    $  9.25  $  9.27
                                                       =======    =======    =======    =======  =======
Total Return                                            (11.36)%     0.83%      7.94%      7.20%   21.60%
Net Assets End of Period (in thousands)                $43,417    $54,761    $81,090    $89,084  $80,879
Ratio of Expenses to Average Net Assets                   1.05%      1.06%      1.03%      1.05%    1.04%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                           1.13%      1.07%      1.03%      1.05%    1.04%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                   0.37%      1.23%      1.04%      1.01%    0.92%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                         0.29%      1.22%      1.04%      1.01%    0.92%
Portfolio Turnover Rate                                    130%        22%        95%        43%      28%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Strategic Allocation Fund
                             FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               For the Period
                                                                               8/31/01 through
Strategic Allocation Fund (Class A)                                               12/31/01
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $10.00
                                                                                   ------
Net Investment Income (Loss)                                                         0.00/F,G/
Net Realized and Unrealized Gain (Loss) on Investments                               0.17
                                                                                   ------
Total From Investment Operations                                                     0.17
                                                                                   ------
Dividends from Net Investment Income                                                   --
Distributions from Capital Gains                                                    (0.02)
                                                                                   ------
Total Distributions                                                                 (0.02)
                                                                                   ------
Net Asset Value End of Period                                                      $10.15
                                                                                   ------
Total Return/C/                                                                      1.72%/B/
Net Assets End of Period (in Thousands)                                            $8,182
Ratio of Expenses to Average Net Assets                                              1.50%/A/
Ratio of Expenses to Average Net Assets (Excluding Waivers)                          4.00%/A/
Ratio of Net Investment Income Loss) to Average Net Assets                           0.06%/A/
Ratio of Net Investment Income Loss) to Average Net Assets (Excluding Waivers)      (2.44)%/A/
Portfolio Turnover Rate                                                                18%


                                                                               For the Period
                                                                               8/31/01 through
Strategic Allocation Fund (Class B)                                               12/31/01
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $10.00
                                                                                   ------
Net Investment Income (Loss)                                                        (0.02)/F/
Net Realized and Unrealized Gain (Loss) on Investments                               0.18
                                                                                   ------
Total From Investment Operations                                                     0.16
                                                                                   ------
Dividends from Net Investment Income                                                   --
Distributions from Capital Gains                                                    (0.02)
                                                                                   ------
Total Distributions                                                                 (0.02)
                                                                                   ------
Net Asset Value End of Period                                                      $10.14
                                                                                   ------
Total Return/D/                                                                      1.62%/B/
Net Assets End of Period (in Thousands)                                            $5,318
Ratio of Expenses to Average Net Assets                                              2.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Waivers)                          4.54%/A/
Ratio of Net Investment Income Loss) to Average Net Assets                          (0.47)%/A/
Ratio of Net Investment Income Loss) to Average Net Assets (Excluding Waivers)      (2.96)%/A/
Portfolio Turnover Rate                                                                18%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               For the Period
                                                                               8/31/01 through
Strategic Allocation Fund (Class C)                                               12/31/01
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $10.00
                                                                                   ------
Net Investment Income (Loss)                                                        (0.02)/F/
Net Realized and Unrealized Gain (Loss) on Investments                               0.18
                                                                                   ------
Total From Investment Operations                                                     0.16
                                                                                   ------
Dividends from Net Investment Income                                                   --
Distributions from Capital Gains                                                    (0.02)
                                                                                   ------
Total Distributions                                                                 (0.02)
                                                                                   ------
Net Asset Value End of Period                                                      $10.14
                                                                                   ------
Total Return/D/                                                                      1.62%/B/
Net Assets End of Period (in Thousands)                                            $3,148
Ratio of Expenses to Average Net Assets                                              2.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Waivers)                          4.55%/A/
Ratio of Net Investment Income Loss) to Average Net Assets                          (0.48)%/A/
Ratio of Net Investment Income Loss) to Average Net Assets (Excluding Waivers)      (2.98)%/A/
Portfolio Turnover Rate                                                                18%


                                                                               For the Period
                                                                               8/31/01 through
Strategic Allocation Fund (Class Y)                                               12/31/01
----------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                $10.00
                                                                                   ------
Net Investment Income (Loss)                                                         0.02/F/
Net Realized and Unrealized Gain (Loss) on Investments                               0.17
                                                                                   ------
Total From Investment Operations                                                     0.19
                                                                                   ------
Dividends from Net Investment Income                                                   --
Distributions from Capital Gains                                                    (0.02)
                                                                                   ------
Total Distributions                                                                 (0.02)
                                                                                   ------
Net Asset Value End of Period                                                      $10.17
                                                                                   ------
Total Return                                                                         1.92%/B/
Net Assets End of Period (in Thousands)                                            $1,224
Ratio of Expenses to Average Net Assets                                              1.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Waivers)                          3.59%/A/
Ratio of Net Investment Income Loss) to Average Net Assets                           0.50%/A/
Ratio of Net Investment Income Loss) to Average Net Assets (Excluding Waivers)      (2.04)%/A/
Portfolio Turnover Rate                                                                18%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                     Enterprise Government Securities Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                            ---------------------------------------------------
Enterprise Government Securities Fund (Class A)              2001         2000       1999       1998     1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 12.11      $ 11.57    $ 12.15    $ 12.03  $ 11.80
                                                            -------      -------    -------    -------  -------
Net Investment Income (Loss)                                   0.66/F,I/    0.65/F/    0.65/F/    0.68     0.73
Net Realized and Unrealized Gain (Loss) on Investments         0.24         0.54      (0.58)      0.12     0.23
                                                            -------      -------    -------    -------  -------
Total from Investment Operations                               0.90         1.19       0.07       0.80     0.96
                                                            -------      -------    -------    -------  -------
Dividends from Net Investment Income                          (0.64)       (0.65)     (0.65)     (0.68)   (0.73)
Distributions from Capital Gains                                 --           --         --         --       --
                                                            -------      -------    -------    -------  -------
Total Distributions                                           (0.64)       (0.65)     (0.65)     (0.68)   (0.73)
                                                            -------      -------    -------    -------  -------
Redemption Fees                                                0.01           --         --         --       --
                                                            -------      -------    -------    -------  -------
Net Asset Value End of Period                               $ 12.38      $ 12.11    $ 11.57    $ 12.15  $ 12.03
                                                            =======      =======    =======    =======  =======
Total Return/C/                                                7.67%       10.69%      0.58%      6.82%    8.39%
Net Assets End of Period (in thousands)                     $94,130      $80,994    $73,706    $71,609  $68,639
Ratio of Expenses to Average Net Assets                        1.30%        1.30%      1.30%      1.30%    1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                     1.37%        1.36%      1.39%      1.38%    1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets    5.32%/I/     5.58%      5.46%      5.61%    6.16%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                     5.25%/I/     5.53%      5.37%      5.53%    6.00%
Portfolio Turnover Rate                                          15%           7%        11%         8%      10%
                                                                          Year Ended December 31,
                                                            ---------------------------------------------------
Enterprise Government Securities Fund (Class B)              2001         2000       1999       1998     1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $ 12.11      $ 11.57    $ 12.14    $ 12.02  $ 11.79
                                                            -------      -------    -------    -------  -------
Net Investment Income (Loss)                                   0.59/F,I/    0.59/F/    0.58/F/    0.61     0.66
Net Realized and Unrealized Gain (Loss) on Investments         0.24         0.54      (0.57)      0.12     0.23
                                                            -------      -------    -------    -------  -------
Total from Investment Operations                               0.83         1.13       0.01       0.73     0.89
                                                            -------      -------    -------    -------  -------
Dividends from Net Investment Income                          (0.57)       (0.59)     (0.58)     (0.61)   (0.66)
Distributions from Capital Gains                                 --           --         --         --       --
                                                            -------      -------    -------    -------  -------
Total Distributions                                           (0.57)       (0.59)     (0.58)     (0.61)   (0.66)
                                                            -------      -------    -------    -------  -------
Net Asset Value End of Period                               $ 12.37      $ 12.11    $ 11.57    $ 12.14  $ 12.02
                                                            =======      =======    =======    =======  =======
Total Return/D/                                                7.00%       10.09%      0.12%      6.24%    7.81%
Net Assets End of Period (in thousands)                     $66,898      $41,344    $36,876    $27,134  $12,285
Ratio of Expenses to Average Net Assets                        1.85%        1.85%      1.85%      1.85%    1.85%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                     1.92%        1.91%      1.95%      1.93%    2.01%
Ratio of Net Investment Income (Loss) to Average Net Assets    4.75%/I/     5.06%      4.92%      5.00%    5.55%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                     4.67%/I/     4.99%      4.82%      4.91%    5.39%
Portfolio Turnover Rate                                          15%           7%        11%         8%      10%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                                          Year Ended December 31,          For the Period
                                                                  ---------------------------------------      5/1/97
Enterprise Government Securities Fund (Class C)                    2001         2000      1999      1998   through 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $ 12.11      $11.57    $12.14    $12.03       $11.63
                                                                  -------      ------    ------    ------       ------
Net Investment Income (Loss)                                         0.59/F,I/   0.59/F/   0.58/F/   0.62         0.46
Net Realized and Unrealized Gain (Loss) on Investments               0.24        0.54     (0.57)     0.11         0.40
                                                                  -------      ------    ------    ------       ------
Total from Investment Operations                                     0.83        1.13      0.01      0.73         0.86
                                                                  -------      ------    ------    ------       ------
Dividends from Net Investment Income                                (0.57)      (0.59)    (0.58)    (0.62)       (0.46)
Distributions from Capital Gains                                       --          --        --        --           --
                                                                  -------      ------    ------    ------       ------
Total Distributions                                                 (0.57)      (0.59)    (0.58)    (0.62)       (0.46)
                                                                  -------      ------    ------    ------       ------
Net Asset Value End of Period                                     $ 12.37      $12.11    $11.57    $12.14       $12.03
                                                                  =======      ======    ======    ======       ======
Total Return/D/                                                      6.99%      10.08%     0.12%     6.15%        7.49%/B/
Net Assets End of Period (in thousands)                           $16,798      $8,692    $5,516    $3,089       $  498
Ratio of Expenses to Average Net Assets                              1.85%       1.85%     1.85%     1.85%        1.85%/A/
Ratio of Expenses to Average Net Assets
  (Excluding Reimbursement)                                          1.92%       1.90%     1.95%     1.94%        2.03%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                         4.72%/I/    5.02%     4.92%     4.97%        5.39%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets (Excluding Reimbursement)                               4.65%/I/    4.97%     4.82%     4.88%        5.21%/A/
Portfolio Turnover Rate                                                15%          7%       11%        8%          10%/A/



                                                                          Year Ended December 31,          For the Period
                                                                  ---------------------------------------     7/17/97
Enterprise Government Securities Fund (Class Y)                    2001         2000      1999      1998   through 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $ 12.11      $11.56    $12.14    $12.02       $11.87
                                                                  -------      ------    ------    ------       ------
Net Investment Income (Loss)                                         0.72/F,I/   0.71/F/   0.70/F/   0.74         0.35
Net Realized and Unrealized Gain (Loss) on Investments               0.24        0.55     (0.58)     0.12         0.15
                                                                  -------      ------    ------    ------       ------
Total from Investment Operations                                     0.96        1.26      0.12      0.86         0.50
                                                                  -------      ------    ------    ------       ------
Dividends from Net Investment Income                                (0.70)      (0.71)    (0.70)    (0.74)       (0.35)
Distributions from Capital Gains                                       --          --        --        --           --
                                                                  -------      ------    ------    ------       ------
Total Distributions                                                 (0.70)      (0.71)    (0.70)    (0.74)       (0.35)
                                                                  -------      ------    ------    ------       ------
Net Asset Value End of Period                                     $ 12.37      $12.11    $11.56    $12.14       $12.02
                                                                  =======      ======    ======    ======       ======
Total Return                                                         8.07%      11.28%     1.04%     7.30%        4.02%/B/
Net Assets End of Period (in thousands)                           $ 7,669      $7,171    $6,212    $7,281       $7,569
Ratio of Expenses to Average Net Assets                              0.85%       0.85%     0.85%     0.85%        0.85%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    0.92%       0.91%     0.94%     0.93%        1.02%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                         5.78%/I/    6.06%     5.92%     6.06%        6.40%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets (Excluding Reimbursement)                               5.72%/I/    6.00%     5.83%     5.98%        6.23%/A/
Portfolio Turnover Rate                                                15%          7%       11%        8%          10%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                        Enterprise High-Yield Bond Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                       -------------------------------------------------
Enterprise High-Yield Bond Fund (Class A)                               2001       2000       1999       1998     1997
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $  9.74    $ 10.99    $ 11.53    $ 12.35  $ 11.84
                                                                       -------    -------    -------    -------  -------
Net Investment Income (Loss)                                              0.81/F/    0.94/F/    0.94/F/    0.94     0.99
Net Realized and Unrealized Gain (Loss) on Investments                   (0.26)     (1.25)     (0.53)     (0.66)    0.51
                                                                       -------    -------    -------    -------  -------
Total from Investment Operations                                         (0.55)     (0.31)      0.41       0.28     1.50
                                                                       -------    -------    -------    -------  -------
Dividends from Net Investment Income                                     (0.81)     (0.94)     (0.94)     (0.94)   (0.99)
Distributions from Capital Gains                                            --         --      (0.01)     (0.16)      --
                                                                       -------    -------    -------    -------  -------
Total Distributions                                                      (0.81)     (0.94)     (0.95)     (1.10)   (0.99)
                                                                       -------    -------    -------    -------  -------
Net Asset Value End of Period                                          $  9.48    $  9.74    $ 10.99    $ 11.53  $ 12.35
                                                                       =======    =======    =======    =======  =======
Total Return/C/                                                           5.73%     (2.96)%     3.64%      2.29%   13.18%
Net Assets End of Period (in thousands)                                $63,928    $54,612    $64,038    $72,637  $66,422
Ratio of Expenses to Average Net Assets                                   1.30%      1.30%      1.30%      1.30%    1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.45%      1.42%      1.41%      1.44%    1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets               8.27%      9.01%      8.30%      7.72%    8.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           8.12%      8.90%      8.18%      7.58%    8.03%
Portfolio Turnover Rate                                                     75%        61%        84%       114%     175%

                                                                                    Year Ended December 31,
                                                                       -------------------------------------------------
Enterprise High-Yield Bond Fund (Class B)                               2001       2000       1999       1998     1997
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $  9.74    $ 10.99    $ 11.52    $ 12.35  $ 11.84
                                                                       -------    -------    -------    -------  -------
Net Investment Income (Loss)                                              0.76/F/    0.88/F/    0.88/F/    0.87     0.77
Net Realized and Unrealized Gain (Loss) on Investments                   (0.26)     (1.25)     (0.52)     (0.67)    0.51
                                                                       -------    -------    -------    -------  -------
Total from Investment Operations                                          0.50      (0.37)      0.36       0.20     1.28
                                                                       -------    -------    -------    -------  -------
Dividends from Net Investment Income                                     (0.76)     (0.88)     (0.88)     (0.87)   (0.77)
Distributions from Capital Gains                                            --         --      (0.01)     (0.16)      --
                                                                       -------    -------    -------    -------  -------
Total Distributions                                                      (0.76)     (0.88)     (0.89)     (1.03)   (0.77)
                                                                       -------    -------    -------    -------  -------
Net Asset Value End of Period                                          $  9.48    $  9.74    $ 10.99    $ 11.52  $ 12.35
                                                                       =======    =======    =======    =======  =======
Total Return/D/                                                           5.15%     (3.49)%     3.18%      1.64%   12.59%
Net Assets End of Period (in thousands)                                $47,564    $32,631    $36,673    $35,495  $19,898
Ratio of Expenses to Average Net Assets                                   1.85%      1.85%      1.85%      1.85%    1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.00%      1.97%      1.96%      1.99%    2.02%
Ratio of Net Investment Income (Loss) to Average Net Assets               7.71%      8.47%      7.75%      7.20%    7.51%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           7.56%      8.35%      7.64%      7.06%    7.35%
Portfolio Turnover Rate                                                     75%        61%        84%       114%     175%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------



                                                               Year Ended December 31,        For the Period
                                                        -------------------------------------     5/1/97
Enterprise High-Yield Bond Fund (Class C)               2001       2000      1999      1998   through 12/31/97
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $  9.74    $10.99    $11.53    $12.35       $11.71
                                                       -------    ------    ------    ------       ------
Net Investment Income (Loss)                              0.76/F/   0.88/F/   0.88/F/   0.87         0.61
Net Realized and Unrealized Gain (Loss) on Investments   (0.26)    (1.25)    (0.53)    (0.66)        0.64
                                                       -------    ------    ------    ------       ------
Total from Investment Operations                          0.50     (0.37)     0.35      0.21         1.25
                                                       -------    ------    ------    ------       ------
Dividends from Net Investment Income                     (0.76)    (0.88)    (0.88)    (0.87)       (0.61)
Distributions from Capital Gains                            --        --     (0.01)    (0.16)          --
                                                       -------    ------    ------    ------       ------
Total Distributions                                      (0.76)    (0.88)    (0.89)    (1.03)       (0.61)
                                                       -------    ------    ------    ------       ------
Net Asset Value End of Period                          $  9.48    $ 9.74    $10.99    $11.53       $12.35
                                                       =======    ======    ======    ======       ======
Total Return/D/                                           5.15%    (3.49)%    3.09%     1.72%       10.87%/B/
Net Assets End of Period (in thousands)                $13,902    $7,035    $6,841    $5,392       $1,463
Ratio of Expenses to Average Net Assets                   1.85%     1.85%     1.85%     1.85%        1.85%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.99%     1.96%     1.96%     1.99%        2.01%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               7.64%     8.47%     7.73%     7.27%        6.84%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     7.50%     8.36%     7.62%     7.13%        6.68%/A/
Portfolio Turnover Rate                                     75%       61%       84%      114%         175%/A/



                                                              Year Ended December 31,          For the Period
                                                       -------------------------------------      7/25/97
Enterprise High-Yield Bond Fund (Class Y)               2001       2000      1999      1998   through 12/31/97
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $  9.74    $10.99    $11.51    $12.35       $12.17
                                                       -------    ------    ------    ------       ------
Net Investment Income (Loss)                              0.86/F/   0.99/F/   0.99/F/   0.99         0.67
Net Realized and Unrealized Gain (Loss) on Investments   (0.25)    (1.25)    (0.51)    (0.68)        0.18
                                                       -------    ------    ------    ------       ------
Total from Investment Operations                          0.61     (0.26)     0.48      0.31         0.85
                                                       -------    ------    ------    ------       ------
Dividends from Net Investment Income                     (0.86)    (0.99)    (0.99)    (0.99)       (0.67)
Distributions from Capital Gains                            --        --     (0.01)    (0.16)          --
                                                       -------    ------    ------    ------       ------
Total Distributions                                      (0.86)    (0.99)    (1.00)    (1.15)       (0.67)
                                                       -------    ------    ------    ------       ------
Net Asset Value End of Period                          $  9.49    $ 9.74    $10.99    $11.51       $12.35
                                                       =======    ======    ======    ======       ======
Total Return                                              6.32%    (2.52)%    4.30%     2.49%        5.24%/B/
Net Assets End of Period (in thousands)                $ 4,189    $  808    $1,179    $2,032       $  809
Ratio of Expenses to Average Net Assets                   0.85%     0.85%     0.85%     0.85%        0.85%/A/
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                                1.00%     0.97%     0.96%     1.00%        1.02%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                               8.72%     9.48%     8.73%     8.30%        8.26%/A/
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Reimbursement)                     8.57%     9.36%     8.62%     8.16%        8.09%/A/
Portfolio Turnover Rate                                     75%       61%       84%      114%         175%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                       Enterprise Tax-Exempt Income Fund
                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                       -------------------------------------------------
Enterprise Tax-Exempt Income Fund (Class A)                             2001       2000       1999       1998     1997
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $ 13.60    $ 12.82    $ 13.84    $ 13.95  $ 13.83
                                                                       -------    -------    -------    -------  -------
Net Investment Income (Loss)                                              0.53/F/    0.55/F/    0.54/F/    0.60     0.63
Net Realized and Unrealized Gain (Loss) on Investments                   (0.11)      0.78      (0.92)      0.20     0.31
                                                                       -------    -------    -------    -------  -------
Total from Investment Operations                                          0.42       1.33      (0.38)      0.80     0.94
                                                                       -------    -------    -------    -------  -------
Dividends from Net Investment Income                                     (0.53)     (0.55)     (0.54)     (0.60)   (0.63)
Distributions from Capital Gains                                            --         --      (0.10)     (0.31)   (0.19)
                                                                       -------    -------    -------    -------  -------
Total Distributions                                                      (0.53)     (0.55)     (0.64)     (0.91)   (0.82)
                                                                       -------    -------    -------    -------  -------
Net Asset Value End of Period                                          $ 13.49    $ 13.60    $ 12.82    $ 13.84  $ 13.95
                                                                       =======    =======    =======    =======  =======
Total Return/C/                                                           3.09%     10.65%     (2.76)%     5.92%    6.96%
Net Assets End of Period (in thousands)                                $21,992    $22,240    $21,703    $23,710  $23,695
Ratio of Expenses to Average Net Assets                                   1.10%      1.10%      1.10%      1.10%    1.22%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                         1.33%      1.36%      1.44%      1.40%    1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets               3.86%      4.23%      4.05%      4.30%    4.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                           3.64%      3.97%      3.71%      4.00%    4.12%
Portfolio Turnover Rate                                                     34%        41%       110%       100%       1%

                                                                                  Year Ended December 31,
                                                                       --------------------------------------------
Enterprise Tax-Exempt Income Fund (Class B)                             2001      2000      1999      1998    1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $13.60    $12.82    $13.84    $13.95  $13.83
                                                                       ------    ------    ------    ------  ------
Net Investment Income (Loss)                                             0.45/F/   0.48/F/   0.47/F/   0.53    0.55
Net Realized and Unrealized Gain (Loss) on Investments                  (0.10)     0.78     (0.92)     0.20    0.31
                                                                       ------    ------    ------    ------  ------
Total from Investment Operations                                         0.35      1.26     (0.45)     0.73    0.86
                                                                       ------    ------    ------    ------  ------
Dividends from Net Investment Income                                    (0.45)    (0.48)    (0.47)    (0.53)  (0.55)
Distributions from Capital Gains                                           --        --     (0.10)    (0.31)  (0.19)
                                                                       ------    ------    ------    ------  ------
Total Distributions                                                     (0.45)    (0.48)    (0.57)    (0.84)  (0.74)
                                                                       ------    ------    ------    ------  ------
Net Asset Value End of Period                                          $13.50    $13.60    $12.82    $13.84  $13.95
                                                                       ======    ======    ======    ======  ======
Total Return/D/                                                          2.60%    10.05%    (3.29)%    5.33%   6.36%
Net Assets End of Period (in thousands)                                $6,939    $6,650    $5,640    $4,451  $2,883
Ratio of Expenses to Average Net Assets                                  1.65%     1.65%     1.65%     1.65%   1.76%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                        1.87%     1.91%     1.99%     1.96%   2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets              3.29%     3.68%     3.51%     3.71%   3.94%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          3.08%     3.42%     3.16%     3.41%   3.54%
Portfolio Turnover Rate                                                    34%       41%      110%      100%      1%

                      See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,         For the Period
                                                                     ------------------------------------       5/1/97
Enterprise Tax-Exempt Income Fund (Class C)                           2001      2000      1999      1998   through 12/31/97
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                  $13.60    $12.82    $13.84    $13.95       $13.68
                                                                     ------    ------    ------    ------       ------
Net Investment Income (Loss)                                           0.45/F/   0.48/F/   0.47/F/   0.53         0.36
Net Realized and Unrealized Gain (Loss) on Investments                (0.11)     0.78     (0.92)     0.20         0.46
                                                                     ------    ------    ------    ------       ------
Total from Investment Operations                                       0.34      1.26     (0.45)     0.73         0.82
                                                                     ------    ------    ------    ------       ------
Dividends from Net Investment Income                                  (0.45)    (0.48)    (0.47)    (0.53)       (0.36)
Distributions from Capital Gains                                         --        --     (0.10)    (0.31)       (0.19)
                                                                     ------    ------    ------    ------       ------
Total Distributions                                                   (0.45)    (0.48)    (0.57)    (0.84)       (0.55)
                                                                     ------    ------    ------    ------       ------
Net Asset Value End of Period                                        $13.49    $13.60    $12.82    $13.84       $13.95
                                                                     ======    ======    ======    ======       ======
Total Return/D/                                                        2.52%     9.96%    (3.23)%    5.34%        6.14%/B/
Net Assets End of Period (in thousands)                              $1,821    $1,577    $1,706    $  777       $  184
Ratio of Expenses to Average Net Assets                                1.65%     1.65%     1.65%     1.65%        1.67%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                      1.87%     1.91%     1.97%     1.93%        2.34%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets            3.28%     3.68%     3.54%     3.71%        3.99%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                             3.07%     3.42%     3.22%     3.43%        3.32%/A/
Portfolio Turnover Rate                                                  34%       41%      110%      100%           1%/A/

                                                                          Year Ended December 31,     For the Period
                                                                       --------------------------        11/17/98
Enterprise Tax-Exempt Income Fund (Class Y)                             2001      2000      1999     through 12/31/98
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                    $13.60    $12.82    $13.84         $14.12
                                                                       ------    ------    ------         ------
Net Investment Income (Loss)                                             0.59/F/   0.61/F/   0.61/F/        0.07
Net Realized and Unrealized Gain (Loss) on Investments                  (0.11)     0.78     (0.92)          0.03
                                                                       ------    ------    ------         ------
Total from Investment Operations                                         0.48      1.39     (0.31)          0.10
                                                                       ------    ------    ------         ------
Dividends from Net Investment Income                                    (0.59)    (0.61)    (0.61)         (0.07)
Distributions from Capital Gains                                           --        --     (0.10)         (0.31)
                                                                       ------    ------    ------         ------
Total Distributions                                                     (0.59)    (0.61)    (0.71)         (0.38)
                                                                       ------    ------    ------         ------
Net Asset Value End of Period                                          $13.49    $13.60    $12.82         $13.84
                                                                       ======    ======    ======         ======
Total Return                                                             3.56%    11.15%    (2.32)%         0.75%/B/
Net Assets End of Period (in thousands)                                $   78    $   49    $   61         $   65
Ratio of Expenses to Average Net Assets                                  0.65%     0.65%     0.65%          0.65%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                        0.88%     0.91%     0.99%          0.95%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets              4.31%     4.68%     4.51%          4.75%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                          4.09%     4.42%     4.18%          4.45%/A/
Portfolio Turnover Rate                                                    34%       41%      110%           100%/A/

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Total Return Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                      For the Period
                                                                                         08/31/01
                                                                                         through
Enterprise Total Return Fund (Class A)                                                  12/31/2001
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $10.00
                                                                                          ------
Net Investment Income (Loss)                                                                0.10/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      0.11
                                                                                          ------
Total from Investment Operations                                                            0.21
                                                                                          ------
Dividends from Net Investment Income                                                       (0.10)
Distributions from Capital Gains                                                           (0.07)
                                                                                          ------
Total Distributions                                                                        (0.17)
                                                                                          ------
Net Asset Value End of Period                                                             $10.04
                                                                                          ======
Total Return/C/                                                                             2.18%/B/
Net Assets End of Period (in thousands)                                                   $6,991
Ratio of Expenses to Average Net Assets                                                     1.35%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           2.98%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 3.17%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       1.55%/A/
Portfolio Turnover Rate                                                                      160%

                                                                                      For the Period
                                                                                         08/31/01
                                                                                         through
Enterprise Total Return Fund (Class B)                                                  12/31/2001
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $10.00
                                                                                          ------
Net Investment Income (Loss)                                                                0.09/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      0.10
                                                                                          ------
Total from Investment Operations                                                            0.19
                                                                                          ------
Dividends from Net Investment Income                                                       (0.09)
Distributions from Capital Gains                                                           (0.07)
                                                                                          ------
Total Distributions                                                                        (0.16)
                                                                                          ------
Net Asset Value End of Period                                                             $10.03
                                                                                          ======
Total Return/D/                                                                             1.90%/B/
Net Assets End of Period (in thousands)                                                   $6,143
Ratio of Expenses to Average Net Assets                                                     1.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           3.50%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 2.65%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       1.05%/A/
Portfolio Turnover Rate                                                                      160%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                      For the Period
                                                                                         08/31/01
                                                                                         through
Enterprise Total Return Fund (Class C)                                                  12/31/2001
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $10.00
                                                                                          ------
Net Investment Income (Loss)                                                                0.09/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      0.10
                                                                                          ------
Total from Investment Operations                                                            0.19
                                                                                          ------
Dividends from Net Investment Income                                                       (0.09)
Distributions from Capital Gains                                                           (0.07)
                                                                                          ------
Total Distributions                                                                        (0.16)
                                                                                          ------
Net Asset Value End of Period                                                             $10.03
                                                                                          ======
Total Return/D/                                                                             1.90%/B/
Net Assets End of Period (in thousands)                                                   $2,981
Ratio of Expenses to Average Net Assets                                                     1.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           3.55%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 2.59%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       0.94%/A/
Portfolio Turnover Rate                                                                      160%

                                                                                      For the Period
                                                                                         08/31/01
                                                                                         through
Enterprise Total Return Fund (Class Y)                                                  12/31/2001
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                                       $10.00
                                                                                          ------
Net Investment Income (Loss)                                                                0.12/F/
Net Realized and Unrealized Gain (Loss) on Investments                                      0.10
                                                                                          ------
Total from Investment Operations                                                            0.22
                                                                                          ------
Dividends from Net Investment Income                                                       (0.12)
Distributions from Capital Gains                                                           (0.07)
                                                                                          ------
Total Distributions                                                                        (0.19)
                                                                                          ------
Net Asset Value End of Period                                                             $10.03
                                                                                          ======
Total Return                                                                                2.24%/B/
Net Assets End of Period (in thousands)                                                   $1,495
Ratio of Expenses to Average Net Assets                                                     0.90%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           2.68%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                                 3.56%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       1.79%/A/
Portfolio Turnover Rate                                                                      160%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Enterprise Money Market Fund
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                             For the Year Ended December 31,
                                                                  -----------------------------------------------------
Enterprise Money Market Fund (Class A)                              2001        2000        1999        1998     1997
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $   1.00    $   1.00    $   1.00    $   1.00  $  1.00
                                                                  --------    --------    --------    --------  -------
Net Investment Income (Loss)                                          0.04/F/     0.06/F/     0.05/F/     0.05     0.05
                                                                  --------    --------    --------    --------  -------
Total from Investment Operations                                      0.04        0.06        0.05        0.05     0.05
                                                                  --------    --------    --------    --------  -------
Dividends from Net Investment Income                                 (0.04)      (0.06)      (0.05)      (0.05)   (0.05)
                                                                  --------    --------    --------    --------  -------
Total Distributions                                                  (0.04)      (0.06)      (0.05)      (0.05)   (0.05)
                                                                  --------    --------    --------    --------  -------
Net Asset Value End of Period                                     $   1.00    $   1.00    $   1.00    $   1.00  $  1.00
                                                                  ========    ========    ========    ========  =======
Total Return                                                          3.71%       6.05%       4.80%       5.04%    4.69%
Net Assets End of Period (in thousands)                           $251,503    $272,225    $204,403    $140,490  $68,466
Ratio of Expenses to Average Net Assets                               0.62%       0.56%       0.59%       0.64%    1.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)     0.62%       0.56%       0.59%       0.64%    1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets           3.65%       5.91%       4.74%       4.91%    4.59%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            3.65%       5.91%       4.74%       4.91%    4.35%

                                                                                 Year Ended December 31,
                                                                  -----------------------------------------------------
Enterprise Money Market Fund (Class B)                              2001        2000        1999        1998     1997
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $   1.00    $   1.00    $   1.00    $   1.00  $  1.00
                                                                  --------    --------    --------    --------  -------
Net Investment Income (Loss)                                          0.04/F/     0.06/F/     0.05/F/     0.05     0.04
                                                                  --------    --------    --------    --------  -------
Total from Investment Operations                                      0.04        0.06        0.05        0.05     0.04
                                                                  --------    --------    --------    --------  -------
Dividends from Net Investment Income                                 (0.04)      (0.06)      (0.05)      (0.05)   (0.04)
                                                                  --------    --------    --------    --------  -------
Total Distributions                                                  (0.04)      (0.06)      (0.05)      (0.05)   (0.04)
                                                                  --------    --------    --------    --------  -------
Net Asset Value End of Period                                     $   1.00    $   1.00    $   1.00    $   1.00  $  1.00
                                                                  ========    ========    ========    ========  =======
Total Return/D/                                                       3.71%       6.05%       4.80%       5.04%    4.11%
Net Assets End of Period (in thousands)                           $ 44,045    $ 28,096    $ 32,863    $ 10,147  $ 5,980
Ratio of Expenses to Average Net Assets                               0.62%       0.56%       0.60%       0.64%    1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)     0.62%       0.56%       0.60%       0.64%    1.79%
Ratio of Net Investment Income (Loss) to Average Net Assets           3.65%       5.91%       4.86%       4.91%    4.09%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            3.65%       5.91%       4.86%       4.91%    3.85%

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                             FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                          For the Period
                                                                                                              5/1/97
Enterprise Money Market Fund (Class C)                             2001       2000      1999      1998   through 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00
                                                                  -------    ------    ------    ------       ------
Net Investment Income (Loss)                                         0.04/F/   0.06/F/   0.05/F/   0.05         0.02
                                                                  -------    ------    ------    ------       ------
Total from Investment Operations                                     0.04      0.06      0.05      0.05         0.02
                                                                  -------    ------    ------    ------       ------
Dividends from Net Investment Income                                (0.04)    (0.06)    (0.05)    (0.05)       (0.02)
                                                                  -------    ------    ------    ------       ------
Total Distributions                                                 (0.04)    (0.06)    (0.05)    (0.05)       (0.02)
                                                                  -------    ------    ------    ------       ------
Net Asset Value End of Period                                     $  1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00
                                                                  =======    ======    ======    ======       ======
Total Return/D/                                                      3.71%     6.05%     4.80%     5.04%        2.86%/B/
Net Assets End of Period (in thousands)                           $10,632    $8,709    $7,296    $4,680       $1,021
Ratio of Expenses to Average Net Assets                              0.62%     0.56%     0.59%     0.63%        1.55%/A/
Ratio of Expenses to Average Net Assets
  (Excluding Reimbursement)                                          0.62%     0.56%     0.59%     0.63%        1.85%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                         3.65%     5.91%     4.76%     4.90%        4.15%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets (Excluding Reimbursement)                               3.65%     5.91%     4.76%     4.90%        3.85%/A/



                                                                         Year Ended December 31,          For the Period
                                                                  -------------------------------------      7/17/97
Enterprise Money Market Fund (Class Y)                             2001       2000      1999      1998   through 12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                               $  1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00
                                                                  -------    ------    ------    ------       ------
Net Investment Income (Loss)                                         0.04/F/   0.06/F/   0.05/F/   0.05         0.02
                                                                  -------    ------    ------    ------       ------
Total from Investment Operations                                     0.04      0.06      0.05      0.05         0.02
                                                                  -------    ------    ------    ------       ------
Dividends from Net Investment Income                                (0.04)    (0.06)    (0.05)    (0.05)       (0.02)
                                                                  -------    ------    ------    ------       ------
Total Distributions                                                 (0.04)    (0.06)    (0.05)    (0.05)       (0.02)
                                                                  -------    ------    ------    ------       ------
Net Asset Value End of Period                                     $  1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00
                                                                  =======    ======    ======    ======       ======
Total Return                                                         3.71%     6.05%     4.80%     5.04%        2.31%/B/
Net Assets End of Period (in thousands)                           $ 3,160    $2,666    $3,477    $3,413       $2,700
Ratio of Expenses to Average Net Assets                              0.62%     0.56%     0.59%     0.65%        0.70%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)    0.62%     0.56%     0.59%     0.65%        0.95%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                         3.65%     5.91%     4.72%     4.92%        4.96%/A/
Ratio of Net Investment Income (Loss) to Average
  Net Assets (Excluding Reimbursement)                               3.65%     5.91%     4.72%     4.92%        4.71%/A/

/A/Annualized.
/B/Not annualized.
/C/Total return does not include one time sales charge.
/D/Total return does not include contingent deferred sales charge.
/E/Ratio includes expenses paid indirectly.
/F/Based on average monthly shares outstanding for the period.
/G/Less than $0.01 per share.
/H/Does not reflect 0.02% of expense reduction due to an expense offset arrangement.
/I/As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 for Government Securities was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                      See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

                         Notes to Financial Statements
                               December 31, 2001

1. Organization

The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Health Care, Global Socially Responsive, Global Technology, Internet, Mergers and Acquisitions, Balanced, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Tax-Exempt Income, Total Return and Money Market Funds.

Effective August 31, 2001 the International Internet Fund was renamed as the Global Technology Fund pursuant to Board of Directors' approval.

Effective December 17, 2001, pursuant to the acquired funds shareholders' approval, the International Growth Fund acquired all of the net assets of the International Core Growth, Worldwide Growth and Emerging Countries Funds, the Mid-Cap Growth Fund acquired all of the net assets of the Convertible Securities Fund and the Equity Fund acquired all of the net assets of the Large-Cap Fund in tax-free exchanges of shares. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the mergers were as follows:

                                  Net Assets         Unrealized Appreciation/(Depreciation)
                          -------------------------- -------------------------------------
Fund                      Before Merger After Merger   Before Merger        After Merger
----                      ------------- ------------ -------------        ------------
International Growth      $ 67,616,414  $ 78,935,742 $ (5,639,785)        $ (5,385,162)
International Core Growth    3,930,653                    (69,800)
Worldwide Growth             5,187,073                    153,998
Emerging Countries           2,201,602                    170,425

Mid-Cap Growth               9,621,760    17,019,331      341,382              319,760
Convertible Securities       7,397,571                    (21,622)

Equity                     140,223,286   148,758,101  (28,581,418)         (28,426,383)
Large-Cap                    8,534,815                    155,035

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market
Fund) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Valuation of Investments -- Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances fair values will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.


                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.

Special Valuation Risks -- Foreign denominated assets, if any, held by the funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment programs, certain funds may invest in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain funds may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

Illiquid Securities -- At times, the funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the funds will be able to do so. In addition, the funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.

Repurchase Agreements -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government securities whose market value is at least equal to the repurchase price.

Written Options -- When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the fund purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised. The risk associated with writing put options is that the fund may be obligated to purchase a security at an amount significantly higher than its current market price.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


When a fund writes a swaption, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swaption written. If a call swaption is exercised, the fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swaption is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swaptions that expire or are exercised are treated as realized gains upon the expiration or exercise of such swaptions. The risk associated with writing put and call swaptions is that the fund will be obligated to be party to a swap agreement if a swaption is exercised.

Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

Foreign Currency Translation -- Securities, other assets and liabilities of the funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. These funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Foreign Currency Contracts -- As part of their investment programs, certain funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

Swap Agreements -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Short sales -- If a fund engages in a short sale, an amount equal to the proceeds received by the fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market daily to reflect the market value of the short sale. The fund maintains a segregated account of securities as collateral for the liability related to the short sale.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method.

Expenses -- Generally, each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Funds, which are generally allocated based on average net assets.

Federal Income Taxes -- No provision for Federal income or excise taxes is required, because EGF intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions -- Distributions of capital gains from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income for all funds, other than the Fixed Income Funds, are declared and paid at least annually. Dividends from net investment income for the Government Securities, High-Yield Bond, Tax-Exempt Income and Total Return Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


3. Transactions with Affiliates

The funds are charged management fees by ECM for furnishing management and administrative services. ECM has contractually agreed to limit the funds' expenses through May 1, 2002, to the expense ratios noted below. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are currently equal to the following annual percentage of average daily net assets for each class of shares:

                           Management
                              Fee        Distribution Fee    Maximum Expense Amount
                           ---------- ---------------------- -----------------------
Fund                                    A     B     C    Y     A     B     C     Y
----                                  ----- ----- ----- ---- ----- ----- ----- -----
Mid-Cap Growth               0.75%    0.45% 1.00% 1.00% None 1.60% 2.15% 2.15% 1.15%
Multi-Cap Growth             1.00%    0.45% 1.00% 1.00% None 1.85% 2.40% 2.40% 1.40%
Small Company Growth         1.00%    0.45% 1.00% 1.00% None 1.85% 2.40% 2.40% 1.40%
Small Company Value          0.75%    0.45% 1.00% 1.00% None 1.75% 2.30% 2.30% 1.30%
Capital Appreciation         0.75%    0.45% 1.00% 1.00% None 1.75% 2.30% 2.30% 1.30%
Deep Value                   0.75%    0.45% 1.00% 1.00% None 1.50% 2.05% 2.05% 1.05%
Equity                       0.75%    0.45% 1.00% 1.00% None 1.60% 2.15% 2.15% 1.15%
Equity Income                0.75%    0.45% 1.00% 1.00% None 1.50% 2.05% 2.05% 1.05%
Growth                       0.75%    0.45% 1.00% 1.00% None 1.60% 2.15% 2.15% 1.15%
Growth and Income            0.75%    0.45% 1.00% 1.00% None 1.50% 2.05% 2.05% 1.05%
International Growth         0.85%    0.45% 1.00% 1.00% None 1.85% 2.40% 2.40% 1.40%
Global Financial Services    0.85%    0.45% 1.00% 1.00% None 1.75% 2.30% 2.30% 1.30%
Global Health Care           1.00%    0.45% 1.00% 1.00% None 1.85% 2.40% 2.40% 1.40%
Global Socially Responsive   0.90%    0.45% 1.00% 1.00% None 1.75% 2.30% 2.30% 1.30%
Global Technology            1.00%    0.45% 1.00% 1.00% None 1.90% 2.45% 2.45% 1.45%
Internet                     1.00%    0.45% 1.00% 1.00% None 1.90% 2.45% 2.45% 1.45%
Mergers and Acquisitions     0.90%    0.45% 1.00% 1.00% None 1.90% 2.45% 2.45% 1.45%
Balanced                     0.75%    0.45% 1.00% 1.00% None 1.20% 1.75% 1.75% 0.75%
Managed                      0.75%    0.45% 1.00% 1.00% None 1.50% 2.05% 2.05% 1.05%
Strategic Allocation         0.75%    0.45% 1.00% 1.00% None 1.50% 2.05% 2.05% 1.05%
Government Securities        0.60%    0.45% 1.00% 1.00% None 1.30% 1.85% 1.85% 0.85%
High-Yield Bond              0.60%    0.45% 1.00% 1.00% None 1.30% 1.85% 1.85% 0.85%
Tax-Exempt Income            0.50%    0.45% 1.00% 1.00% None 1.10% 1.65% 1.65% 0.65%
Total Return                 0.75%    0.45% 1.00% 1.00% None 1.35% 1.90% 1.90% 0.90%
Money Market                 0.35%     None  None  None None 0.70% 0.70% 0.70% 0.70%

Prior to December 1, 2001, the maximum expense amounts for each class of the International Growth Fund were as follows: A) 2.00% B) 2.55% C) 2.55% and Y) 1.55%, and for the Balanced Fund the maximum expense amounts for each class were as follows: A) 1.40% B) 1.95% C) 1.95% and Y) 0.95%.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 2001:

      Fund                           A          B          C         Y
      ----                       ---------- ---------- ---------- --------
      Mid-Cap Growth             $  403,536 $  401,177 $  400,752 $ 24,553
      Multi-Cap Growth                   --         --         --  198,859
      Small Company Growth               --         --         --  109,402
      Small Company Value                --         --         --  320,962
      Capital Appreciation          180,547         --         --  119,261
      Deep Value                    297,900    297,000    297,000   50,894
      Equity                        144,655    143,696    143,962  221,349
      Equity Income                 168,934         --         --   21,905
      Growth                        215,248         --         --  546,881
      Growth & Income                    --         --         --  136,985
      International Growth        2,550,662    614,648    614,491   70,233
      Global Financial Services       2,206         --         --   92,242
      Global Health Care            256,200    253,800    254,100  125,428
      Global Socially Responsive    260,700    258,600    258,600    4,038
      Global Technology             123,200     91,500     91,500  116,763
      Internet                       59,328         --         --  192,495
      Mergers and Acquisitions      303,000    301,500    301,500  129,762
      Balanced                      684,600     97,600     97,400      122
      Managed                     2,802,979         --         --   27,893
      Strategic Allocation        1,321,733  1,320,433  1,320,435   55,425
      Government Securities         350,985         --         --   31,911
      High-Yield Bond                78,371         --         --   22,882
      Tax-Exempt Income                  --         --      1,027       --
      Total Return                1,324,009  1,319,865  1,319,891   20,203
      Money Market                  835,814         --         --  314,134

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Fund. For the year ended December 31, 2001, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $446,877 with a related payable balance of $30,292 at December 31, 2001.

For the year ended December 31, 2001, the portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $9,382,042. The portion of sales charges paid to Trusted Advisors, also a wholly-owned subsidiary of The MONY Group Inc., was $272,212. The portion of sales charges paid to The Advest Group Inc., another wholly-owned subsidiary of The MONY Group Inc., was $611,553. The portion of sales charges paid to EFD was $1,363,811.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the year ended December 31, 2001, EFD incurred service fees of $2,432,982 payable to MONY Securities Corporation.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


For the year ended December 31, 2001, the fund paid brokerage commissions to affiliates, including affiliates of the advisor and subadvisers, as follows:

                     Fund                       Commissions
                     ----                       -----------
                     Mid-Cap Growth              $    873
                     Multi-Cap Growth             309,084
                     Small Company Growth             432
                     Small Company Value          421,419
                     Capital Appreciation          75,125
                     Deep Value                        93
                     Equity                         3,200
                     Equity Income                 41,100
                     Growth                       282,385
                     Growth and Income              1,170
                     International Growth          54,865
                     Global Financial Services     17,604
                     Global Health Care            11,145
                     Global Socially Responsive       822
                     Global Technology             37,972
                     Internet                     499,873
                     Mergers and Acquisitions         175
                     Balanced                       1,711
                     Managed                      183,776

4. Investment Transactions

For the year ended December 31, 2001, purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                U.S. Government           Other Investment
                                  Obligations                Securities
                           ------------------------- ---------------------------
Fund                        Purchases      Sales      Purchases       Sales
----                       ------------ ------------ ------------ --------------
Mid-Cap Growth                       --           -- $ 22,092,993 $   13,035,234
Multi-Cap Growth                     --           --  162,060,134    168,970,539
Small Company Growth                 --           --   42,300,060     35,336,823
Small Company Value                  --           --  164,742,304    112,609,619
Capital Appreciation        $11,078,488  $11,058,225  231,837,730    244,940,198
Deep Value                           --           --   11,401,044        895,319
Equity                               --           --   53,831,695     24,803,614
Equity Income                        --           --   59,027,563     61,254,697
Growth                               --           --  883,079,626  1,049,124,377
Growth and Income                    --           --   55,454,891      7,052,995
International Growth                 --           --   79,306,586     88,081,723
Global Financial Services            --           --   19,741,575     18,553,548
Global Health Care                   --           --   73,595,070     63,386,326
Global Socially Responsive           --           --    2,972,969      1,084,624
Global Technology                    --           --   22,844,404     25,087,300
Internet                             --           --  513,487,939    532,544,562
Mergers and Acquisitions             --           --   82,511,410     53,446,846
Balanced                      1,957,436    1,167,730    9,282,025      5,102,844
Managed                              --           --  327,646,054    309,548,337
Strategic Allocation            893,625       78,605   18,351,715      2,230,542
Government Securities        76,228,616   40,442,037           --      1,870,373
High-Yield Bond               3,754,180    2,760,605  114,983,113     76,061,403
Tax-Exempt Income                    --           --   10,936,006      9,799,397
Total Return                 40,641,839   30,864,201   19,845,005      5,132,056

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


Outstanding forward foreign currency contracts at December 31, 2001 were as follows:

International Growth Fund

                                 Purchases            Net Unrealized
           Settlement ------------------------------- Appreciation/
              Date        Receive         Deliver     (Depreciation)
           ---------- --------------- --------------- --------------
            01/09/02  JPY 400,000,000 USD   3,371,828   $(317,246)
                                                        ---------
                                                         (317,246)
                                                        ---------

                                   Sales              Net Unrealized
           Settlement ------------------------------- Appreciation/
              Date        Receive         Deliver     (Depreciation)
           ---------- --------------- --------------- --------------
            01/09/02  USD   3,244,515 JPY 400,000,000   $ 189,932
            06/14/02  USD   2,869,440 JPY 360,000,000      97,844
                                                        ---------
                                                          287,776
                                                        ---------
                                                        $ (29,470)
                                                        =========

Transactions in options written for the year ended December 31, 2001, were as follows:

                                                                  Number of
                                                              Contracts/Notional
                                                                   Amounts       Premiums
                                                              ------------------ --------
Growth and Income Fund
Outstanding call options written at December 31, 2000                     20     $  7,940
Options written                                                           40        9,340
Options expired                                                          (60)     (17,280)
                                                                  ----------     --------
Outstanding call options written at December 31, 2001                     --     $     --
                                                                  ==========     ========

Total Return Fund
Outstanding put and call options written at August 31, 2001               --     $     --
Call swap options written                                         $  400,000       13,120
Put swap options written                                           1,900,000       32,370
Put options written                                                5,700,000       12,661
                                                                  ----------     --------
Outstanding put and call options written at December 31, 2001     $8,000,000     $ 58,151
                                                                  ==========     ========

5. Securities Lending

Certain funds may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a fund could incur a loss.

The portfolio receives cash as collateral for securities lending. The cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


Income earned from securities lending of $15,441 for the Global Health Care Fund is included in interest income on the Statement of Operations. Securities currently out on loan, if any, have been denoted in the Portfolio of Investments. At December 31, 2001, the Global Health Care Fund had loaned portfolio securities with a market value of $1,870,776 and cash totaling $1,956,842 was held as collateral in the Fund's account at the custodian.

6. Borrowings

EGF and another mutual fund under common control are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. EGF pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At December 31, 2001, there were no loans outstanding. Additionally, there were no funds that had outstanding balances at any time during the year ended December 31, 2001.

7. Capital Share Transactions

At December 31, 2001, each fund has 15,200,000,000 authorized shares at $0.001 par value. The following tables summarize the capital share activity by fund:

                                  Mid-Cap Growth Fund       Multi-Cap Growth Fund     Small Company Growth Fund
                               ------------------------  --------------------------  --------------------------
                                               For the
                                              Period of
                                Year Ended   10/31/00 to  Year Ended    Year Ended    Year Ended    Year Ended
                               Dec. 31, 2001  12/31/00   Dec. 31, 2001 Dec. 31, 2000 Dec. 31, 2001 Dec. 31, 2000
                               ------------- ----------- ------------- ------------- ------------- -------------
Class A
Shares sold                        759,384     301,932      8,944,594    9,293,724     1,461,445     1,188,465
----------------------------------------------------------------------------------------------------------------
Shares exchanged due to merger     522,416          --             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           --          --             --           --        11,214        83,997
----------------------------------------------------------------------------------------------------------------
Shares redeemed                   (230,862)    (34,482)   (10,477,504)  (4,368,825)   (1,340,275)     (682,057)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)          1,050,938     267,450     (1,532,910)   4,924,899       132,384       590,405
----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                        582,276     164,952      1,727,958    7,503,702       458,208       726,178
----------------------------------------------------------------------------------------------------------------
Shares exchanged due to merger     680,247          --             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           --          --             --           --        11,441        91,811
----------------------------------------------------------------------------------------------------------------
Shares redeemed                    (75,581)     (1,257)    (2,201,976)  (1,192,348)     (244,481)     (160,224)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)          1,186,942     163,695       (474,018)   6,311,354       225,168       657,765
----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                        327,494     130,620        519,196    3,063,130       113,876       206,356
----------------------------------------------------------------------------------------------------------------
Shares exchanged due to merger     206,721          --             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           --          --             --           --         2,407        20,207
----------------------------------------------------------------------------------------------------------------
Shares redeemed                    (46,172)     (2,966)    (1,120,379)    (822,142)      (67,629)      (84,211)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)            488,043     127,654       (601,183)   2,240,988        48,654       142,352
----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                         15,613      13,395         25,995       33,044        73,849        26,892
----------------------------------------------------------------------------------------------------------------
Shares exchanged due to merger      21,940          --             --           --            --            --
----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           --          --             --           --         2,124        21,913
----------------------------------------------------------------------------------------------------------------
Shares redeemed                     (4,167)         --        (38,728)     (16,399)      (60,127)      (27,879)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)             33,386      13,395        (12,733)      16,645        15,846        20,926
----------------------------------------------------------------------------------------------------------------
Total net increase (decrease)    2,759,309     572,194     (2,620,844)  13,493,886       422,052     1,411,448
----------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001

                                 Small Company Value     Capital Appreciation     Deep Value
                                        Fund                     Fund                Fund
                              ------------------------  ----------------------  ---------------
                              Year Ended   Year Ended   Year Ended  Year Ended  For the period
                               Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,   May 31, 2001 to
                                 2001         2000         2001        2000      Dec. 31, 2001
                              -----------  -----------  ----------  ----------  ---------------
Class A
Shares sold                    20,715,417   23,731,564   1,868,833   4,737,661       432,004
-----------------------------------------------------------------------------------------------
Reinvestment of distributions      99,261    2,811,275          --     678,965         1,304
-----------------------------------------------------------------------------------------------
Shares redeemed               (16,206,039) (20,197,645) (2,291,171) (4,146,183)      (21,883)
-----------------------------------------------------------------------------------------------
Net increase (decrease)         4,608,639    6,345,194    (422,338)  1,270,443       411,435
-----------------------------------------------------------------------------------------------
Class B
Shares sold                     7,393,249    4,128,348     434,769   1,508,368       502,713
-----------------------------------------------------------------------------------------------
Reinvestment of distributions      79,439    2,074,260          --     245,380         1,158
-----------------------------------------------------------------------------------------------
Shares redeemed                (2,317,364)  (2,528,892)   (552,109)   (346,681)      (13,265)
-----------------------------------------------------------------------------------------------
Net increase (decrease)         5,155,324    3,673,716    (117,340)  1,407,067       490,606
-----------------------------------------------------------------------------------------------
Class C
Shares sold                     4,555,804    3,159,718     171,796     653,944       210,749
-----------------------------------------------------------------------------------------------
Reinvestment of distributions      34,976      863,838          --      64,591           466
-----------------------------------------------------------------------------------------------
Shares redeemed                (1,821,264)  (1,107,160)   (225,790)   (166,392)       (5,251)
-----------------------------------------------------------------------------------------------
Net increase (decrease)         2,769,516    2,916,396     (53,994)    552,143       205,964
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                       821,442      107,069       7,754       6,795        16,767
-----------------------------------------------------------------------------------------------
Reinvestment of distributions       2,042       12,794          --       1,371            18
-----------------------------------------------------------------------------------------------
Shares redeemed                   (94,094)     (85,535)     (7,498)     (1,970)         (103)
-----------------------------------------------------------------------------------------------
Net increase (decrease)           729,390       34,328         256       6,196        16,682
-----------------------------------------------------------------------------------------------
Total net increase (decrease)  13,262,869   12,969,634    (593,416)  3,235,849     1,124,957
-----------------------------------------------------------------------------------------------

                                     Equity Fund         Equity Income Fund           Growth Fund
                               ----------------------  ----------------------  ------------------------
                               Year Ended  Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
                                  2001        2000        2001        2000        2001         2000
                               ----------  ----------  ----------  ----------  -----------  -----------
Class A
Shares sold                     5,003,281   8,990,552   2,192,462     981,270   24,111,796   49,754,884
--------------------------------------------------------------------------------------------------------
Shares exchanged due to merger    682,114          --          --          --           --           --
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions      55,892      37,674      84,781     408,957           --    4,694,246
--------------------------------------------------------------------------------------------------------
Shares redeemed                (3,603,179) (2,169,878) (2,388,877) (1,750,741) (28,113,482) (55,925,840)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)         2,138,108   6,858,348    (111,634)   (360,514)  (4,001,686)  (1,476,710)
--------------------------------------------------------------------------------------------------------
Class B
Shares sold                     3,145,331   7,253,288     450,598     291,682    4,177,385    6,988,715
--------------------------------------------------------------------------------------------------------
Shares exchanged due to merger    598,911          --          --          --           --           --
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions      55,266      48,518      31,715     165,580           --    3,430,920
--------------------------------------------------------------------------------------------------------
Shares redeemed                (2,286,586)   (669,179)   (312,525)   (513,745)  (5,900,701)  (7,207,907)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)         1,512,922   6,632,627     169,788     (56,483)  (1,723,316)   3,211,728
--------------------------------------------------------------------------------------------------------
Class C
Shares sold                     3,173,182   4,827,214     139,436     146,957    2,464,296    4,101,157
--------------------------------------------------------------------------------------------------------
Shares exchanged due to merger    219,684          --          --          --           --           --
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions      32,228      18,185       6,729      33,580           --    1,188,792
--------------------------------------------------------------------------------------------------------
Shares redeemed                (1,619,397)   (269,994)   (106,072)   (193,863)  (2,728,127)  (4,830,121)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)         1,805,697   4,575,405      40,093     (13,326)    (263,831)     459,828
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold                       142,883      37,061      10,436         256      564,575    1,149,289
--------------------------------------------------------------------------------------------------------
Shares exchanged due to merger     18,960          --          --          --           --           --
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions         509         347         210         122           --      293,941
--------------------------------------------------------------------------------------------------------
Shares redeemed                   (37,086)     (4,698)     (1,017)     (1,088)    (860,053)  (1,744,962)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)           125,266      32,710       9,629        (710)    (295,478)    (301,732)
--------------------------------------------------------------------------------------------------------
Total net increase (decrease)  10,065,268  18,099,090     107,876    (431,033)  (6,284,311)   1,893,114
--------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


                                                                                 Global Financial Services
                               Growth and Income Fund  International Growth Fund           Fund
                               ----------------------  ------------------------  ------------------------
                               Year Ended  Year Ended   Year Ended   Year Ended  Year Ended    Year Ended
                                Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,      Dec. 31,
                                  2001        2000         2001         2000        2001          2000
                               ----------  ----------  -----------   ----------  ----------    ----------
Class A
Shares sold                     1,184,227   1,801,080   22,458,681    9,928,772    596,263      3,044,166
----------------------------------------------------------------------------------------------------------
Shares exchanged due to merger         --          --      389,804           --         --             --
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions      10,987          --           --      103,317     92,100         56,477
----------------------------------------------------------------------------------------------------------
Shares redeemed                (1,097,147) (1,044,318) (22,863,445)  (9,646,938)  (699,715)    (1,660,570)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)            98,067     756,762      (14,960)     385,151    (11,352)     1,440,073
----------------------------------------------------------------------------------------------------------
Class B
Shares sold                     1,051,827   1,622,709      339,632      669,036    630,761      1,150,564
----------------------------------------------------------------------------------------------------------
Shares exchanged due to merger         --          --      258,980           --         --             --
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions      15,753          --           --       55,608     52,999         33,601
----------------------------------------------------------------------------------------------------------
Shares redeemed                  (645,810)   (307,706)    (331,049)    (243,075)  (612,844)      (464,091)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)           421,770   1,315,003      267,563      481,569     70,916        720,074
----------------------------------------------------------------------------------------------------------
Class C
Shares sold                       291,393     341,985      968,513      634,514    183,791        252,566
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions          --          --      233,951           --         --             --
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions       2,857          --           --       14,409     12,061          6,165
----------------------------------------------------------------------------------------------------------
Shares redeemed                  (188,752)   (115,758)    (950,861)    (464,014)  (129,472)       (98,439)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)           105,498     226,227      251,603      184,909     66,380        160,292
----------------------------------------------------------------------------------------------------------
Class Y
Shares sold                        38,457      30,648    1,500,327    1,236,839      8,839         17,358
----------------------------------------------------------------------------------------------------------
Shares exchanged due to merger         --          --       23,393           --         --             --
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions       2,025          --           --       44,611     48,326         30,069
----------------------------------------------------------------------------------------------------------
Shares redeemed                   (78,100)    (38,313)  (1,568,469)  (1,037,391)    (4,539)        (8,396)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)           (37,618)     (7,665)     (44,749)     244,059     52,626         39,031
----------------------------------------------------------------------------------------------------------
Total net increase (decrease)   1,865,033   2,290,327      459,457    1,295,688    178,570      2,359,470
----------------------------------------------------------------------------------------------------------

                               Global Health Care Fund  Global Socially Responsive Fund  Global Technology Fund
                              ------------------------  ------------------------------  ------------------------
                              Year Ended For the Period Year Ended       For the Period Year Ended For the Period
                               Dec. 31,  of 10/31/00 to  Dec. 31,        of 9/29/00 to   Dec. 31,  of 6/30/00 to
                                 2001       12/31/00       2001             12/31/00       2001       12/31/00
                              ---------- -------------- ----------       -------------- ---------- --------------
Class A
Shares sold                     730,321      519,670     128,996            113,119       155,934    2,221,563
-----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions        --           --         355                 --            --           --
-----------------------------------------------------------------------------------------------------------------
Shares redeemed                (285,326)     (38,922)     (6,216)               (83)     (580,235)    (495,959)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)         444,995      480,748     123,135            113,036      (424,301)   1,725,604
-----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                     764,472      394,559      70,414             60,542       212,214    1,369,738
-----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions        --           --         171                 --            --           --
-----------------------------------------------------------------------------------------------------------------
Shares redeemed                (140,072)        (813)    (10,774)              (150)     (340,158)    (164,561)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)         624,400      393,746      59,811             60,392      (127,944)   1,205,177
-----------------------------------------------------------------------------------------------------------------
Class C
Shares sold                     262,035      205,669      22,855             37,078        49,281      471,558
-----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions        --           --          32                 --            --           --
-----------------------------------------------------------------------------------------------------------------
Shares redeemed                 (83,077)      (2,995)     (4,793)                (1)     (153,426)     (75,076)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)         178,958      202,674      18,094             37,077      (104,145)     396,482
-----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                      12,064       30,116       3,876             12,367         9,922      104,744
-----------------------------------------------------------------------------------------------------------------
Reinvestment of distributions        --           --           7                 --            --           --
-----------------------------------------------------------------------------------------------------------------
Shares redeemed                 (10,752)          --        (153)            (2,315)      (21,696)     (42,192)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)           1,312       30,116       3,730             10,052       (11,774)      62,552
-----------------------------------------------------------------------------------------------------------------
Total net increase (decrease) 1,249,665    1,107,284     204,770            220,557      (668,164)   3,389,815
-----------------------------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001

                                                         Mergers and
                                   Internet Fund      Acquisitions Fund     Balanced Fund
                              ----------------------  ----------------- --------------------
                              Year Ended  Year Ended   For the period   Year Ended Year Ended
                               Dec. 31,    Dec. 31,   Feb. 28, 2001 to   Dec. 31,   Dec. 31,
                                 2001        2000       Dec. 31, 2001      2001       2000
                              ----------  ----------  ----------------- ---------- ----------
Class A
Shares sold                    8,744,434   6,999,848      2,590,957       534,985  1,014,109
---------------------------------------------------------------------------------------------
Reinvestment of distributions         --      14,593         23,412        22,754     23,492
---------------------------------------------------------------------------------------------
Shares redeemed               (9,816,659) (4,903,911)      (250,000)     (325,081)  (525,877)
---------------------------------------------------------------------------------------------
Net increase (decrease)       (1,072,225)  2,110,530      2,364,369       232,658    511,724
---------------------------------------------------------------------------------------------
Class B
Shares sold                    1,103,173   4,634,133      2,210,305       692,223    658,293
---------------------------------------------------------------------------------------------
Reinvestment of distributions         --      14,360         21,593        14,529     18,918
---------------------------------------------------------------------------------------------
Shares redeemed               (1,803,859) (1,652,910)      (122,389)     (329,566)  (271,655)
---------------------------------------------------------------------------------------------
Net increase (decrease)         (700,686)  2,995,583      2,109,509       377,186    405,556
---------------------------------------------------------------------------------------------
Class C
Shares sold                      281,139   1,687,999      1,245,976       234,431    271,957
---------------------------------------------------------------------------------------------
Reinvestment of distributions         --       4,901         10,657         4,082      4,362
---------------------------------------------------------------------------------------------
Shares redeemed                 (822,633)   (783,227)      (108,003)     (146,688)   (50,599)
---------------------------------------------------------------------------------------------
Net increase (decrease)         (541,494)    909,673      1,148,630        91,825    225,720
---------------------------------------------------------------------------------------------
Class Y
Shares sold                       26,227      24,002         79,946         2,033         40
---------------------------------------------------------------------------------------------
Reinvestment of distributions         --         124            208             1          8
---------------------------------------------------------------------------------------------
Shares redeemed                  (23,483)    (28,709)        (8,727)         (298)        --
---------------------------------------------------------------------------------------------
Net increase (decrease)            2,744      (4,583)        71,427         1,736         48
---------------------------------------------------------------------------------------------
Total net increase (decrease) (2,311,661)  6,011,203      5,693,935       703,405  1,143,048
---------------------------------------------------------------------------------------------

                                                         Strategic      Government Securities
                                   Managed Fund       Allocation Fund           Fund
                              ----------------------  ---------------- ----------------------
                              Year Ended  Year Ended   For the Period  Year Ended  Year Ended
                               Dec. 31,    Dec. 31,   Aug. 31, 2001 to  Dec. 31,    Dec. 31,
                                 2001        2000      Dec. 31, 2001      2001        2000
                              ----------  ----------  ---------------- ----------  ----------
Class A
Shares sold                    1,916,979   2,353,346     1,042,242      9,766,147   5,968,739
----------------------------------------------------------------------------------------------
Reinvestment of distributions         --   1,633,958         1,225        304,166     281,064
----------------------------------------------------------------------------------------------
Shares redeemed               (3,291,298) (6,977,019)     (237,464)    (9,153,357) (5,932,597)
----------------------------------------------------------------------------------------------
Net increase (decrease)       (1,374,319) (2,989,715)      806,003        916,956     317,206
----------------------------------------------------------------------------------------------
Class B
Shares sold                    1,556,585   1,478,310       527,508      2,859,890   1,157,803
----------------------------------------------------------------------------------------------
Reinvestment of distributions         --   1,725,664           905        166,705     127,977
----------------------------------------------------------------------------------------------
Shares redeemed               (2,263,923) (5,740,996)       (4,096)    (1,032,287) (1,059,070)
----------------------------------------------------------------------------------------------
Net increase (decrease)         (707,338) (2,537,022)      524,317      1,994,308     226,710
----------------------------------------------------------------------------------------------
Class C
Shares sold                      217,825     250,949       311,187      1,162,007     506,395
----------------------------------------------------------------------------------------------
Reinvestment of distributions         --     120,158           405         35,967      24,008
----------------------------------------------------------------------------------------------
Shares redeemed                 (344,296)   (551,949)       (1,088)      (557,688)   (289,335)
----------------------------------------------------------------------------------------------
Net increase (decrease)         (126,471)   (180,842)      310,504        640,286     241,068
----------------------------------------------------------------------------------------------
Class Y
Shares sold                      585,660     570,204       120,100         63,018      82,204
----------------------------------------------------------------------------------------------
Reinvestment of distributions         --     998,424           231         33,905      35,218
----------------------------------------------------------------------------------------------
Shares redeemed               (1,307,339) (3,694,437)          (10)       (69,104)    (62,226)
----------------------------------------------------------------------------------------------
Net increase (decrease)         (721,679) (2,125,809)      120,321         27,819      55,196
----------------------------------------------------------------------------------------------
Total net increase (decrease) (2,929,807) (7,833,388)    1,761,145      3,579,369     840,180
----------------------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


                                 High-Yield Bond Fund   Tax-Exempt Income Fund
                                ----------------------  ---------------------
                                Year Ended  Year Ended  Year Ended  Year Ended
                                 Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                   2001        2000        2001        2000
                                ----------  ----------  ----------  ----------
  Class A
  Shares sold                    5,761,681   1,724,718   2,020,594    344,706
  ----------------------------------------------------------------------------
  Reinvestment of distributions    430,468     378,321      44,997     51,255
  ----------------------------------------------------------------------------
  Shares redeemed               (5,053,094) (2,326,894) (2,071,218)  (452,837)
  ----------------------------------------------------------------------------
  Net increase (decrease)        1,139,055    (223,855)     (5,627)   (56,876)
  ----------------------------------------------------------------------------
  Class B
  Shares sold                    2,259,027     839,408     234,845    198,075
  ----------------------------------------------------------------------------
  Reinvestment of distributions    235,420     202,138       9,807     11,189
  ----------------------------------------------------------------------------
  Shares redeemed                 (824,603) (1,030,077)   (219,542)  (160,059)
  ----------------------------------------------------------------------------
  Net increase (decrease)        1,669,844      11,469      25,110     49,205
  ----------------------------------------------------------------------------
  Class C
  Shares sold                    1,385,018     465,643      50,454     33,690
  ----------------------------------------------------------------------------
  Reinvestment of distributions     55,338      41,836       3,462      3,697
  ----------------------------------------------------------------------------
  Shares redeemed                 (695,531)   (408,029)    (35,014)   (54,417)
  ----------------------------------------------------------------------------
  Net increase (decrease)          744,825      99,450      18,902    (17,030)
  ----------------------------------------------------------------------------
  Class Y
  Shares sold                      381,670       7,400      16,613         37
  ----------------------------------------------------------------------------
  Reinvestment of distributions     21,123      10,359          88          1
  ----------------------------------------------------------------------------
  Shares redeemed                  (44,451)    (42,155)    (14,485)    (1,250)
  ----------------------------------------------------------------------------
  Net increase (decrease)          358,342     (24,396)      2,216     (1,212)
  ----------------------------------------------------------------------------
  Total net increase (decrease)  3,912,066    (137,332)     40,601    (25,913)
  ----------------------------------------------------------------------------

                              Total Return Fund        Money Market Fund
                              ----------------- ------------------------------
                               For the Period     Year Ended      Year Ended
                              Aug. 31, 2001 to     Dec. 31,        Dec. 31,
                                Dec. 31, 2001        2001            2000
                              ----------------- --------------  --------------
Class A
Shares sold                         770,250      1,080,795,303   1,688,696,593
-------------------------------------------------------------------------------
Reinvestment of distributions         9,090          9,276,295      11,801,031
-------------------------------------------------------------------------------
Shares redeemed                     (82,793)    (1,110,793,783) (1,632,676,402)
-------------------------------------------------------------------------------
Net increase (decrease)             696,547        (20,722,185)     67,821,222
-------------------------------------------------------------------------------
Class B
Shares sold                         623,629         61,258,138      51,366,824
-------------------------------------------------------------------------------
Reinvestment of distributions         6,865          1,173,030       1,307,209
-------------------------------------------------------------------------------
Shares redeemed                     (18,269)       (46,482,551)    (57,440,289)
-------------------------------------------------------------------------------
Net increase (decrease)             612,225         15,948,617      (4,766,256)
-------------------------------------------------------------------------------
Class C
Shares sold                         299,826         39,136,728      36,977,615
-------------------------------------------------------------------------------
Reinvestment of distributions         2,751            304,784         408,633
-------------------------------------------------------------------------------
Shares redeemed                      (5,435)       (37,518,407)    (35,973,263)
-------------------------------------------------------------------------------
Net increase (decrease)             297,142          1,923,105       1,412,985
-------------------------------------------------------------------------------
Class Y
Shares sold                         150,853          2,534,486       5,303,896
-------------------------------------------------------------------------------
Reinvestment of distributions         2,406            108,490         139,988
-------------------------------------------------------------------------------
Shares redeemed                      (4,207)        (2,148,428)     (6,255,345)
-------------------------------------------------------------------------------
Net increase (decrease)             149,052            494,548        (811,461)
-------------------------------------------------------------------------------
Total net increase (decrease)     1,754,966         (2,355,915)     63,656,490
-------------------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


8. Redemption Fees

EGF charges a 2% redemption fee on all non-Money Market Fund exchanges done within 30 days or less for all accounts over $25,000. These redemption fees are collected and retained by the affected fund for the benefit of the remaining shareholders and are recorded by the fund as paid in capital. For the year ended December 31, 2001 redemption fees charged and collected by the funds were as follows:

                         Fund                  Amount
                         ----                  -------
                         Small Company Growth  $ 8,036
                         Small Company Value    54,718
                         Capital Appreciation   50,503
                         International Growth   78,410
                         Internet                6,137
                         Government Securities  45,625

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, excise tax regulations and investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2001 was as follows:

                                    Ordinary   Long-Term       Total
        Fund                         Income   Capital Gain Distributions
        ----                        --------  ------------ -------------
        Small Company Growth       $  456,579  $  295,027   $  751,606
        Small Company Value         1,842,890          --    1,842,890
        Deep Value                     30,952          --       30,952
        Equity                        816,212      55,853      872,065
        Equity Income                 798,553   2,127,262    2,925,815
        Growth and Income                  --   1,063,675    1,063,675
        Global Financial Services     235,749     985,051    1,220,800
        Global Socially Responsive      6,935          --        6,935
        Mergers and Acquisitions      666,219          --      666,219
        Balanced                      218,157          --      218,157
        Strategic Allocation           37,234          --       37,234
        Government Securities       8,222,735          --    8,222,735
        High-Yield Bond             9,175,241          --    9,175,241
        Tax-Exempt Income           1,120,588          --    1,120,588
        Total Return                  244,367          --      244,367

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


The tax character of distributable earnings/(accumulated losses) at December 31, 2001 was as follows:

                               Undistributed Undistributed
                                 Ordinary      Long-Term   Capital Loss
    Fund                          Income         Gain      Carryforward
    ----                       ------------- ------------- ------------
    Mid-Cap Growth                    --            --     $  3,786,059/1/
    Multi-Cap Growth                   --            --     110,362,565/1/
    Small Company Growth               --            --       2,307,024/2/
    Small Company Value                --            --              --
    Capital Appreciation               --            --      48,048,157/2/
    Deep Value                   $ 19,931            --              --
    Equity                             --            --      15,780,945/1/
    Equity Income                   9,396      $917,583              --
    Growth                             --            --      92,031,790/2/
    Growth and Income                  --            --         908,940/2/
    International Growth               --            --      20,804,545/1/
    Global Financial Services       1,953       408,784              --
    Global Health Care                 --            --       1,432,832/2/
    Global Socially Responsive         --            --         247,193/2/
    Global Technology                  --            --      21,987,728/1/
    Internet                           --            --     238,233,378/1/
    Mergers & Acquisitions        520,963            --              --
    Balanced                           --            --       1,404,488/1/
    Managed                            --            --       4,498,805/2/
    Strategic Allocation              392            --              --
    Government Securities              --            --       2,729,181/4/
    High-Yield Bond               244,751            --      13,017,735/3/
    Tax-Exempt Income                  --            --          36,771/5/
    Total Return                       --            --              --
    Money Market                   26,992            --          26,994/6/

1 Expires in 2008-9
2 Expires in 2009
3 Expires in 2007-9
4 Expires in 2003-4
5 Expires in 2008
6 Expires in 2004-8

Included in the Mid-Cap Growth, Equity and International Growth Funds are capital loss carryforward amounts acquired in connection with the respective mergers that occurred in 2001(Note 1). Utilization of these losses (as shown below) may be limited in accordance with Federal Tax regulations.

                                            Capital Loss
                                            Carryforward
                       Fund                  Acquired*
                       ----                 ------------
                       Mid-Cap Growth        $1,790,871
                       Equity                 2,847,367
                       International Growth   3,574,630

* These losses may be further limited due to IRS regulations.

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2001


Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At December 31, 2001, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                              Tax          Tax           Net
                                Tax        Unrealized   Unrealized   Unrealized
Fund                            Cost          Gain        (Loss)     Gain (Loss)
----                       -------------- ------------ ------------  ------------
Mid-Cap Growth             $   16,382,919 $  1,151,511 $   (508,626) $    642,885
Multi-Cap Growth              140,019,274   12,329,618   (7,475,031)    4,854,587
Small Company Growth           91,728,730   20,842,067  (14,668,101)    6,173,966
Small Company Value           456,277,318   53,804,567  (45,496,968)    8,307,599
Capital Appreciation          189,001,245   19,801,564   (5,835,741)   13,965,823
Deep Value                     10,736,583      518,247     (229,353)      288,894
Equity                        178,287,183    8,678,344  (41,781,501)  (33,103,157)
Equity Income                 119,599,990   10,494,163   (4,231,352)    6,262,811
Growth                      1,581,826,987  181,020,728  (66,823,925)  114,196,803
Growth and Income             238,541,393   28,849,569  (28,551,953)      297,616
International Growth           84,701,343    4,160,433   (9,614,288)   (5,453,855)
Global Financial Services      30,880,585    2,266,374   (1,799,957)      466,417
Global Health Care             19,263,130    1,396,997     (426,439)      970,558
Global Socially Responsive      3,901,444      201,079     (349,130)     (148,061)
Global Technology               9,292,331      563,839   (1,481,592)     (917,753)
Internet                      118,940,530    8,590,480   (5,366,319)    3,224,161
Mergers & Acquisitions         58,554,570      883,525   (1,547,708)     (664,183)
Balanced                       17,314,399    1,240,892     (356,198)      884,694
Managed                       225,803,898   20,360,517  (21,547,942)   (1,187,425)
Strategic Allocation           17,159,623      958,799     (239,057)      719,742
Government Securities         182,332,788    3,564,104     (903,143)    2,660,961
High-Yield Bond               137,693,014    2,718,550  (14,095,769)  (11,377,219)
Tax-Exempt Income              29,652,651      831,032     (104,926)      726,106
Total Return                   27,746,820      203,964     (147,135)       56,829

Post October Loss Deferral

Under the current tax law, capital and currency losses realized after October 31, 2001 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2001, the following Funds elected to defer capital losses realized before November 1, 2001 and December 31, 2001 in the following amounts:

Fund                         Balance
----                        ----------
Mid-Cap Growth              $2,175,741
Multi-Cap Growth             1,321,639
Small Company Value            500,220
Capital Appreciation         5,765,460
Equity                       3,855,839
Growth                       3,041,200
Growth and Income              740,735
International Growth         1,561,052
Global Financial Services          151
Global Socially Responsible      3,991
Global Technology              712,516
Internet                     5,494,527
Balanced                        30,782
Managed                      4,390,968
Strategic Allocation             5,996
High-Yield Bond              1,591,292
Tax-Exempt Income                1,310
Total Return                    84,879

                      THE ENTERPRISE Group of Funds, Inc.

                               December 31, 2000


10. Change in Accounting Principle

Effective January 1, 2001, EGF adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on paydowns of mortgage- and asset-backed securities presently included in realized gains and losses, as a component of interest income. The effect of this change for the year ended December 31, 2001 to the Government Securities Fund was to increase net investment income by $233,103 and to decrease net realized gains (losses) by $233,103. These reclassifications had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

11. Subsequent Event

On November 15, 2001 the EGF Board approved a tax-free exchange of shares between the Balanced Fund and the Growth Fund wherein the Growth Fund would acquire all of the net assets of the Balanced Fund on or around March 22, 2002, provided that the Balanced Fund shareholders approve the exchange.

                      THE ENTERPRISE Group of Funds, Inc.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Enterprise Group of Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Health Care, Global Socially Responsive, Global Technology, Internet, Mergers and Acquisitions, Balanced, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Tax-Exempt Income, Total Return and Money Market Funds (constituting The Enterprise Group of Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2002

                      THE ENTERPRISE Group of Funds, Inc.

               Shareholder Proxy Voting Information (Unaudited)

On December 12, 2001, shareholders of the following acquired funds (named first) voted on their respective Agreement and Plan of Reorganization as follows:

Approval of the Reorganization of the Convertible Securities Fund into the Mid-Cap Growth Fund

                                      % of Outstanding     % of
                        No. of Shares  Voting Shares   Shares Voted
                        ------------- ---------------- ------------
            Affirmative  521,430.781       52.435%        90.673%
            Against       34,094.086        3.429          5.929
            Abstain       19,542.214        1.965          3.398
                         -----------       ------        -------
            Total        575,067.081       57.829%       100.000%

Approval of the Reorganization of the Large-Cap Fund into the Equity Fund

                                      % of Outstanding     % of
                        No. of Shares  Voting Shares   Shares Voted
                        ------------- ---------------- ------------
            Affirmative 1,156,385.769      52.418%        93.401%
            Against        23,440.492       1.063          1.893
            Abstain        58,263.343       2.641          4.706
                        -------------      ------        -------
            Total       1,238,089.604      56.122%       100.000%

Approval of the Reorganization of the International Core Growth Fund into the International Growth Fund

                                      % of Outstanding     % of
                        No. of Shares  Voting Shares   Shares Voted
                        ------------- ---------------- ------------
            Affirmative  324,969.690       53.490%        91.684%
            Against        3,237.327        0.533          0.913
            Abstain       26,239.577        4.319          7.403
                         -----------       ------        -------
            Total        354,446.594       58.342%       100.000%

Approval of the Reorganization of the Emerging Countries Fund into the International Growth Fund

                                      % of Outstanding     % of
                        No. of Shares  Voting Shares   Shares Voted
                        ------------- ---------------- ------------
            Affirmative  188,818.627       53.044%        94.402%
            Against       11,190.105        3.144          5.594
            Abstain            7.331        0.002          0.004
                         -----------       ------        -------
            Total        200,016.063       56.190%       100.000%

Approval of the Reorganization of the Worldwide Growth Fund into the International Growth Fund

                                      % of Outstanding     % of
                        No. of Shares  Voting Shares   Shares Voted
                        ------------- ---------------- ------------
            Affirmative  480,003.459       50.581%        97.372%
            Against        6,260.839        0.659          1.270
            Abstain        6,694.876        0.706          1.358
                         -----------       ------        -------
            Total        492,959.174       51.946%       100.000%

                      THE ENTERPRISE Group of Funds, Inc.

                            DIRECTORS AND OFFICERS

                                                                                                     NUMBER OF
                                                     LENGTH OF          PRINCIPAL OCCUPATIONS        PORTFOLIOS     OTHER
NAME, AGE AND ADDRESS         POSITIONS HELD      SERVICE (YEARS)          PAST FIVE YEARS           IN COMPLEX DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz (78)          Director and Audit        29        President,                             25       EAT - 15
Atlanta, GA                   Committee                           ATD Advisory Corp.                             Portfolios
                              Member

Arthur Howell, Esquire (83)   Director and Audit        33        Of Counsel, Alston & Bird              25       EAT - 15
Highlands, NC                 Committee                                                                          Portfolios
                              Chairman

William A. Mitchell, Jr. (61) Director                  14        Chairman/CEO, Carter &                 25       EAT - 15
Atlanta, GA                                                       Associates (real estate                        Portfolios
                                                                  development)

Lonnie H. Pope (67)           Director and Audit        16        CEO, Longleaf Industries, Inc.,        25       EAT - 15
Macon, GA                     Committee                           (chemical manufacturing);.                     Portfolios
                              Member

INTERESTED PARTIES:

Victor Ugolyn (54)            Chairman,                 10        Chairman, President & CEO,             25       EAT - 15
Atlanta, GA                   President & Chief                   ECM, EGF, EFD, and EAT                        Portfolios,
                              Executive Officer,                                                                EGF plc. - 8
                              Director                                                                          Portfolios,
                                                                                                                  EIGF - 7
                                                                                                                 Portfolios

Michael L. Roth (56)          Director                  10        Chairman and CEO,                      25       EAT - 15
New York, NY                                                      The MONY Group, Inc.                          Portfolios,
                                                                                                                EGF plc. - 8
                                                                                                                 Portfolios

Samuel J. Foti (49)           Director                   6        President and COO,                     25       EAT - 15
New York, NY                                                      The MONY Group, Inc.                          Portfolios,
                                                                                                                EGF plc. - 8
                                                                                                                 Portfolios

Phillip G. Goff (38)          Vice President and         6        Senior Vice President and CFO,         25     EGF plc. - 8
Atlanta, GA                   Chief Financial                     EFD; Vice President and CFO,                   Portfolios
                              Officer                             EAT, ECM, and EFD

Herbert M. Williamson (50)    Treasurer and             13        Assistant Secretary and Treasurer,     25          --
Atlanta, GA                   Assistant Secretary                 EAT, ECM and EFD

Catherine R. McClellan (46)   Secretary                 11        Secretary, EAT Director, Senior        25     EGF plc. - 8
Atlanta, GA                                                       Vice President, Secretary and                  Portfolios
                                                                  Chief Counsel, ECM and EFD

Footnotes:
----------

EGF - The Enterprise Group of Funds, Inc. EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust       EGF plc - Enterprise Global Funds plc.
ECM - Enterprise Capital Management, Inc. EIGF - Enterprise International Group of Funds

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-368-4320 or 1-800-368-3527
                                                                        223

                     Tax Reporting Information (Unaudited)

The Tax-Exempt Income Fund has designated 100 percent of the net investment income distributions paid monthly by each class of the Fund during its taxable year ended December 31, 2001 as tax-exempt interest dividends for Federal income tax purposes. The Fund paid no taxable short-term or long-term capital gain distributions in 2001.

The information below summarizes those funds which had the following portions of their 2001 ordinary income distributions (located in Box #1 of Form 1099-DIV) qualify as being eligible for the corporate dividends received deduction:

                         Equity Income             100%
                         Global Financial Services 100%
                         Balanced                   46%

                      THE ENTERPRISE Group of Funds, Inc.

                             Director and Officers



                                    Directors


                                  Victor Ugolyn
                              Chairman and Director

              Arthur T. Dietz                       Arthur Howell
                Director                              Director


         William A. Mitchell, Jr.                  Lonnie H. Pope
                Director                              Director


             Samuel J. Foti                       Michael I. Roth
                Director                              Director


                                    Officers

                                  Victor Ugolyn
                      President and Chief Executive Officer


                                 Phillip G. Goff
                   Vice President and Chief Financial Officer

         Herbert M. Williamson                  Catherine R. McClellan
            Treasurer and                             Secretary
         Assistant Secretary

                               Investment Advisor
                      Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022

                                  Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                           3343 Peachtree Road, N.E.
                                   Suite 450
                             Atlanta, GA 30326-1022
                           Telephone: 1-800-432-4320

                                   Custodian
                      State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                               330 W. 9th Street
                             Kansas City, MO 64105
                           Telephone: 1-800-368-3527

                            Independent Accountants
                           PricewaterhouseCoopers LLP
                                Philadelphia, PA

                     Member - Investment Company Institute

                              [LOGO OF ENTERPRISE]

                This report is not to be used in connection with
           the offering of shares of the funds unless accompanied or
                      preceded by an effective prospectus.



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                                                                AR CA12.01